Exhibit 10.2

FUNDING NOTE PURCHASE AGREEMENT
by and among
STRAIGHT-A FUNDING, LLC,
as Conduit Lender,
NELNET SUPERCONDUIT FUNDING, LLC,
as Funding Note Issuer,
ZIONS FIRST NATIONAL BANK,
as Eligible Lender Trustee,
THE BANK OF NEW YORK MELLON,
as Conduit Administrator, Securities Intermediary and Conduit Lender Eligible Lender Trustee,
NATIONAL EDUCATION LOAN NETWORK, INC.,
as SPV Administrator,
NELNET, INC.,
as Sponsor
BMO CAPITAL MARKETS CORP.,
as Manager
and
NATIONAL EDUCATION LOAN NETWORK, INC.,
as Master Servicer
May 13, 2009

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APPENDIX A DEFINITIONS
APPENDIX B CONDITIONS PRECEDENT
APPENDIX C REPRESENTATIONS AND WARRANTIES
APPENDIX D COVENANTS OF THE FUNDING NOTE ISSUER
APPENDIX E EVENTS OF DEFAULT
APPENDIX F SPV ADMINISTRATOR PROVISIONS
APPENDIX G FAIR MARKET AUCTION PROCEDURE

EXHIBIT A FORM OF FUNDING REQUEST
EXHIBIT B FORM OF MONTHLY CONDUIT ADMINISTRATOR’S REPORT
EXHIBIT C FORM OF NOTICE OF RELEASE
EXHIBIT D FORM OF FUNDING NOTE
EXHIBIT E FORM OF LIQUIDITY PREPAYMENT NOTICE
EXHIBIT F NOTICE ADDRESSES
EXHIBIT G FORM OF UCC-1 FINANCING STATEMENTS
EXHIBIT H FORM OF OFFICER’S CERTIFICATE REGARDING ORGANIZATION
EXHIBIT I MATTERS TO BE ADDRESSED BY CLOSING DATE OPINIONS OF COUNSEL
EXHIBIT J FORM OF CERTIFICATE OF CONDUIT ADMINISTRATOR REGARDING TRUST ACCOUNTS
EXHIBIT K FORM OF POWER OF ATTORNEY
EXHIBIT L FORM OF NOTICE OF INTENT TO PARTICIPATE
EXHIBIT M FORM OF SERVICING AGREEMENT
EXHIBIT N FORM OF TRUST RECEIPT
EXHIBIT O FORM OF ANNUAL STATEMENT OF COMPLIANCE
EXHIBIT P FORM OF NOTICE OF DISPOSITION
EXHIBIT Q FORM OF ADVANCE CONFIRMATION
EXHIBIT R FORM OF SECURITY RELEASE CERTIFICATION
EXHIBIT S FORM OF LOAN DESIGNATION NOTICE
EXHIBIT T FORM OF REVOCATION NOTICE
EXHIBIT U FORM OF EXPECTED FUNDING NOTICE
EXHIBIT V FORM OF LOAN DATA SCHEDULE
EXHIBIT W FORM OF NOTICE OF REQUIRED PAYMENT ADVANCE
EXHIBIT X FORM OF RESERVE AND PORTFOLIO CRITERIA SUPPLEMENT

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FUNDING NOTE PURCHASE AGREEMENT
THIS FUNDING NOTE PURCHASE AGREEMENT is made as of May 13, 2009, among STRAIGHT-A FUNDING, LLC, a limited liability company organized under the laws of the State of Delaware, as Conduit Lender, NELNET SUPERCONDUIT FUNDING, LLC, a Delaware limited liability company, as Funding Note Issuer, ZIONS FIRST NATIONAL BANK, a national banking association, as the Eligible Lender Trustee hereunder, THE BANK OF NEW YORK MELLON, a New York banking corporation, as Conduit Administrator for the Conduit Lender, as Securities Intermediary and as Conduit Lender Eligible Lender Trustee, NATIONAL EDUCATION LOAN NETWORK, INC., a Nevada corporation, as the SPV Administrator for the Funding Note Issuer, NELNET, INC., a Nebraska corporation, as Sponsor, BMO CAPITAL MARKETS CORP., a company organized under the laws of the State of Delaware, as Manager for the Conduit Lender, and NATIONAL EDUCATION LOAN NETWORK, INC., a Nevada corporation, as Master Servicer. Certain capitalized terms used throughout this Agreement are defined in Appendix A. Certain rules of interpretation applicable to this Agreement are set forth in Appendix A.
PRELIMINARY STATEMENTS
WHEREAS, the Funding Note Issuer desires to fund certain Eligible Loans (or the acquisition thereof) in part through the issuance of a Funding Note and the sale of such Funding Note to the Conduit Lender, on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:
ARTICLE I.
THE FACILITY
Section 1.01. Making of Advances; Issuance of Funding Note. On the terms and conditions hereinafter set forth, the Conduit Lender, in its sole discretion, may make Advances to the Funding Note Issuer from time to time. All Advances made by the Conduit Lender from time to time shall be evidenced by a single Funding Note issued to and initially registered in the name of the Conduit Lender on the date of the initial Advance hereunder.
Section 1.02. Funding Requests; Advance Procedures.
(a) The Manager will notify the Funding Note Issuer and the Conduit Administrator of each Expected Funding Date by delivery of an Expected Funding Notice. By not later than 5:00 p.m. on the second (2nd) Business Day following receipt of an Expected Funding Notice, the Funding Note Issuer may submit to the Manager a Funding Request specifying the amount of the Advance it is requesting for such Expected Funding Date. The Manager may reschedule or cancel any Expected Funding Date in accordance with the Funding Allocation Procedures. Each Funding Request (other than a Funding Request relating to a Required Payment Advance) shall be submitted to the Manager in accordance with the requirements of the Funding Allocation Procedures. Funding Requests shall be irrevocable and binding on the Funding Note Issuer after the deadline for revocation specified in the Funding Allocation Procedures. No Advances will be made except on dates scheduled by the Manager in accordance with the Funding Allocation Procedures.
(b) After receiving notice from the Manager of its Allocation Amount for any Expected Funding Date, other than in the case of a Required Payment Advance, by no later than 3:00 p.m. on the seventh (7th) Business Day prior to the Expected Funding Date, the Funding Note Issuer shall submit to the Manager a duly completed Advance Confirmation and Agreed Upon Procedures Letter, to the extent required in connection with such Advance. At any time before delivering an Advance Confirmation, the Funding Note Issuer may revoke its Funding Request by delivering a Revocation Notice. If the aggregate of the Funding Note Balance and the funding note balances (including capitalized ratable financing costs) of all funding notes issued by Program Funding Note Issuers that are Affiliates of the Funding Note Issuer is less than $5 billion at such time, the Funding Note Issuer shall be required to post cash collateral in an amount equal to 0.50% of its Allocation Amount at the time the Advance Confirmation is submitted. Such cash collateral shall be held in the Breakage Account and shall be used solely to cover potential breakage costs under Section 1.03(g) in connection with the related Advance.

(c) In connection with any Agreed Upon Procedures Letter required to be delivered in connection with any Advance or any Grant, the Funding Note Issuer shall simultaneously deliver the information related to the student loan pool from which the sample student loans subject to the Agreed Upon Procedures Letter will be selected to the Conduit Administrator at the same time such information is provided to the accountants preparing such Agreed Upon Procedures Letter.
(d) Subject to Section 1.02(f), on the Expected Funding Date, the Conduit Lender, in its sole discretion, shall either (i) make available to the Funding Note Issuer, in same day funds, on the Advance Date the Net Cash Advance Amount and shall make all required deposits into the applicable Trust Accounts or (ii) notify the Funding Note Issuer that the Conduit Lender declines to make such Advance. The Conduit Administrator shall determine the Reserve Account Specified Balance after giving effect to the requested Advance and the amount required to be deposited to the Reserve Account and DOE Reserve Account on each Advance Date and shall confirm that the instructions for depositing funds to the Trust Accounts are accurately set forth in the Advance Confirmation.
(e) If an Advance is made on any Advance Date and cash collateral has been posted by the Funding Note Issuer pursuant to Section 1.02(b), such cash collateral will be credited against any deductions from the Advance Amount in the calculation of the Net Cash Advance Amount for such Advance Date. If no Advance is made because the Funding Note Issuer either revokes its request (in whole or in part) for an Advance or the conditions precedent to such Advance are not satisfied on the Expected Funding Date, the posted cash collateral will be applied by the Manager to cover breakage amounts pursuant to Section 1.03(g) and the Funding Allocation Procedures, and any remainder will be returned to the Funding Note Issuer.
(f) The Conduit Administrator, based on the most recent Monthly Conduit Administrator’s Report, shall determine whether (i) any amounts then due to the Department with respect to the Financed Student Loans or otherwise owed to the Department by the Funding Note Issuer in connection with the transactions contemplated by this Agreement, the Department Put Agreement or any other Transaction Document have not been paid, (ii) the amount on deposit in the Reserve Account is less than the Reserve Account Specified Balance or (iii) any Obligation described in clause (v), (vi), (vii) or (viii) of Section 1.05(c) has remained unpaid for three consecutive Settlement Dates, and, if any such condition exists as of the date of the related Monthly Conduit Administrator’s Report, the Conduit Administrator shall, by not later than 5:00 p.m. on the second (2nd) Business Day following receipt of an Expected Funding Notice, deliver a Notice of Required Payment Advance to the Manager, and the Funding Note Issuer shall be deemed to have requested an Advance (a “Required Payment Advance”) in an amount sufficient to pay or deposit, as applicable, all amounts described in the preceding clauses (i) through (iii), plus, in the case of any Obligation described in clause (iii) that has remained unpaid on three consecutive Settlement Dates, an amount sufficient to pay all other amounts payable pursuant to clause (v), (vi), (vii) or (viii) of Section 1.05(c) that would be paid in priority to such Obligation; provided that a Funding Note Issuer shall only be deemed to request a Required Payment Advance if, and to the extent, the related Advance Amount would not cause the Asset Coverage Ratio to be less than the Minimum Asset Coverage Ratio. The proceeds of a Required Payment Advance shall be applied by the Conduit Administrator to (i) first, pay any amounts then due to the Department with respect to the Financed Student Loans or otherwise owed to the Department by the Funding Note Issuer in connection with the transactions contemplated by this Agreement, the Department Put Agreement or any other Transaction Document that have not been paid, (ii) second, to deposit to the Reserve Account such amount as shall be necessary to cause the amount on deposit in the Reserve Account to equal the Reserve Account Specified Balance and (iii) third, to pay any Obligation described in clause (iii) of the preceding sentence that has remained unpaid on three consecutive Settlement Dates and all other amounts payable pursuant to clause (v), (vi), (vii) or (viii) of Section 1.05(c) that would be paid in priority to such Obligation, in the order of priority specified in Section 1.05(c). With respect to any Expected Funding Date on which a Required Payment Advance is deemed to be requested, the Funding Note Issuer may not submit a Funding Request with respect to an additional Advance.
Section 1.03. Repayments and Prepayments.
(a) Repayment at Final Maturity. The Funding Note Issuer shall repay in full the Funding Note Balance and all accrued Ratable Financing Costs on the Final Maturity Date or, if earlier, upon acceleration of the Obligations.
(b) Optional Prepayments. The Funding Note Issuer may prepay any principal of, and Ratable Financing Costs due or accrued on, the Funding Note in whole or in part on any Business Day by giving written notice at least five (5) Business Days prior to such date to the Conduit Administrator indicating the amount of such prepayment and the date on which such prepayment shall be made. It shall be a condition precedent to any such prepayment that an amount sufficient to pay all other Obligations then due and owing by the Funding Note Issuer shall be deposited into the Funding Note Issuer Collection Account, including the amount payable by the Funding Note Issuer pursuant to Section 1.03(g) in connection with such prepayment. It shall be a further condition precedent to any such prepayment that the prepayment not cause any other Program Funding Note Issuer that is not a “Restricted Special Purpose Entity” (as defined in Rule 2a-7(c)(4)(ii)(D)(2) promulgated under the Investment Company Act) to be a “Ten Percent Obligor” (as defined in Rule 2a-7(c)(4)(ii)(D)(1)(i) promulgated under the Investment Company Act); provided that the foregoing condition precedent shall not apply if (i) the Manager advises the Funding Note Issuer that the Conduit Lender will no longer issue Student Loan Short-Term Notes or (ii) the Manager determines, based on a no-action letter or other guidance from the Securities and Exchange Commission, that the foregoing condition precedent is no longer necessary.

(c) Mandatory Prepayments.
(i) If a Department Put Event described in clause (i) of the definition of “Department Put Event” occurs, the Conduit Administrator will deliver a Liquidity Prepayment Notice to the Funding Note Issuer (with a copy to the Manager) as soon as reasonably practicable thereafter but in no event later than 1:00 p.m. on the Business Day following the day on which the Department Put Event occurred. On or before the Required Liquidity Prepayment Date, the Funding Note Issuer shall be required to prepay a portion of the Funding Note Balance in an amount equal to the Liquidity Prepayment Amount, together with Ratable Financing Costs accrued or otherwise payable on the portion of the Funding Note Balance required to be prepaid and any amounts payable pursuant to Section 1.03(g) in connection with such prepayment. Unless the amount described in the preceding sentence shall be paid in full on or before the Required Liquidity Prepayment Date, by no later than the Required Liquidity Prepayment Date the Funding Note Issuer shall select Financed Student Loans in accordance with the Loan Put Allocation Criteria having an aggregate Estimated Department Put Price (as set forth in the Loan Put Schedule) equal to the Liquidity Prepayment Amount and shall deliver, or cause the related Servicers to deliver, a Loan Put Schedule of such selected Financed Student Loans to the Conduit Administrator and Manager, and any failure to select such pool of Financed Student Loans and deliver the Loan Put Schedule shall constitute an Event of Default. If the Funding Note Issuer fails to pay the Liquidity Prepayment Amount, together with Ratable Financing Costs accrued or otherwise payable on the portion of the Funding Note Balance required to be prepaid plus any amount required to be paid by the Funding Note Issuer in accordance with Section 1.03(g) in connection with the prepayment, in full on the Required Liquidity Prepayment Date, there shall be a “default” for purposes of the applicable UCC solely with respect to the Liquidity Prepayment Amount not paid on the Liquidity Prepayment Date, and the Conduit Lender shall have the rights and remedies upon a “default” available to a secured creditor under the UCC of the applicable jurisdiction and other applicable laws, including, without limitation, the right to sell Financed Student Loans in accordance with Section 6.03; provided, however, any failure to pay a Liquidity Prepayment Amount when due shall constitute neither an Event of Default nor a Reimbursement Event. If the Funding Note Issuer has selected Financed Student Loans in accordance with the Loan Put Allocation Criteria as described above and delivered the related Loan Put Schedule to the Manager on or prior to the Required Liquidity Prepayment Date, the Manager will use reasonable efforts to conduct a Fair Market Auction of the selected pool of Financed Student Loans prior to the tenth (10th) day following the Required Liquidity Prepayment Date; however neither the Conduit Lender nor any agent of the Conduit Lender will sell any Financed Student Loan for a price less than the Estimated Department Put Price (determined as of the date used to prepare the Loan Put Schedule or, if later, the cut-off date for determining the sale price of the related Student Loans) for such Financed Student Loan. If the selected pool of Financed Student Loans has not been sold pursuant to a Fair Market Auction by the tenth (10th) day following the Required Liquidity Prepayment Date, the Funding Note Issuer shall deliver a Loan Put Schedule to the Manager on such tenth (10th) day and the Conduit Lender shall thereafter sell such pool of Financed Student Loans to the Department for a price equal to the aggregate of the Department Put Prices for all such Financed Student Loans in accordance with the Department Put Agreement.
(ii) If the Conduit Lender requests a Liquidity Advance, the Conduit Administrator will deliver a Liquidity Prepayment Notice to the Funding Note Issuer as soon as reasonably practicable thereafter but in no event later than 1:00 p.m. on the Business Day following the day on which the Liquidity Advance is requested. On or before the Required Liquidity Prepayment Date, the Funding Note Issuer shall be required to prepay a portion of the Funding Note Balance in an amount equal to the Liquidity Prepayment Amount, together with Ratable Financing Costs accrued or otherwise payable on the portion of the Funding Note Balance required to be prepaid and any amounts payable pursuant to Section 1.03(g) in connection with such prepayment. The Conduit Administrator shall promptly notify the Funding Note Issuer of any reduction in whole or in part of the Liquidity Prepayment Amount that occurs prior to the Required Liquidity Prepayment Date. Unless the Liquidity Prepayment Amount, together with Ratable Financing Costs accrued or otherwise payable on the portion of the Funding Note Balance required to be prepaid, shall be paid in full on or before the Required Liquidity Prepayment Date, by no later than the Required Liquidity Prepayment Date the Funding Note Issuer shall select Financed Student Loans in accordance with the Loan Put Allocation Criteria having an aggregate Estimated Department Put Price equal to the Liquidity Prepayment Amount and shall deliver, or cause the related Servicers to deliver, a Loan Put Schedule of such selected Financed Student Loans to the Conduit Administrator and the Manager, and any failure to select such pool of Financed Student Loans and deliver the Loan Put Schedule shall constitute an Event of Default. If the Funding Note Issuer fails to pay the Liquidity Prepayment Amount, together with Ratable Financing Costs accrued or otherwise payable on the portion of the Funding Note Balance required to be prepaid plus any amount required to be paid by the Funding Note Issuer in accordance with Section 1.03(g) in connection with the prepayment, in full on the Required Liquidity Prepayment Date, there shall be a “default” for purposes of the applicable UCC solely with respect to the Liquidity Prepayment Amount not paid on the Liquidity Prepayment Date, and the Conduit Lender shall have the rights and remedies upon a “default” available to a secured creditor under the UCC of the applicable jurisdiction and other applicable laws, including, without limitation, the right to sell Financed Student Loans in accordance with Section 6.03; provided, however, any failure to pay a Liquidity Prepayment Amount when due shall not constitute an Event of Default nor a Reimbursement Event. If the Funding Note Issuer has selected Financed Student Loans in accordance with the Loan Put Allocation Criteria as described above and delivered the related Loan Put Schedule to the Manager on or prior to the Required Liquidity Prepayment Date, the Manager will use reasonable efforts to conduct a Fair Market Auction of the selected pool of Financed Student Loans prior to the fifteenth (15th) day following the Required Liquidity Prepayment Date; however neither the Conduit Lender nor any agent of the Conduit Lender will sell any Financed Student Loan for a price less than the Estimated Department Put Price (determined as of the date used to prepare the Loan Put Schedule or, if later, the cut-off date for determining the sale price of the related Student Loans) for such Financed Student Loan. If the selected pool of Financed Student Loans has not been sold pursuant to a Fair Market Auction by the fifteenth (15th) day following the Required Liquidity Prepayment Date, the Funding Note Issuer shall deliver a Loan Put Schedule to the Manager on such fifteenth (15th) day and the Conduit Lender shall thereafter sell such pool of Financed Student Loans to the Department for a price equal to the aggregate of the Department Put Prices for all such Financed Student Loans in accordance with the Department Put Agreement.
(iii) Upon the occurrence of a FFELP Commitment Default, the Funding Note Issuer shall be required to prepay a portion of the Funding Note Balance in an amount equal to the FFELP Commitment Prepayment Amount, together with Ratable Financing Costs accrued or otherwise payable on the portion of the Funding Note Balance required to be prepaid and any amounts payable pursuant to Section 1.03(g) in connection with such prepayment. Unless the amount described in the preceding sentence shall have been paid in full, on or before the fifth (5th) day following the occurrence of a FFELP Commitment Default, the Funding Note Issuer shall select Financed Student Loans in accordance with the Loan Put Allocation Criteria having an aggregate Estimated Department Put Price equal to the FFELP Commitment Prepayment Amount and shall deliver, or cause the related Servicers to deliver, a Loan Put Schedule of such selected Financed Student Loans to the Conduit Administrator and the Manager, and any failure to select such pool of Financed Student Loans and deliver the Loan Put Schedule, shall constitute an Event of Default. If the Funding Note Issuer shall not have prepaid the FFELP Commitment Prepayment Amount, together with Ratable Financing Costs accrued or otherwise payable on the portion of the Funding Note Balance required to be prepaid plus any amount required to be paid by the Funding Note Issuer in accordance with Section 1.03(g) in connection with the prepayment, on or before the fifth (5th) day following the occurrence of a FFELP Commitment Default, there shall be a “default” for purposes of the applicable UCC, and the Conduit Lender shall have the right to sell the selected pool of Financed Student Loans listed in the Loan Put Schedule delivered pursuant to this Section 1.03(c)(iii) in accordance with Section 6.03. Upon the occurrence of a FFELP Commitment Default, the Conduit Administrator shall deliver a Put Notice to the Department in accordance with the Department Put Agreement of the occurrence of the related Department Put Event and its intention to sell the Financed Student Loans to the Department with an aggregate Department Put Price equal to the FFELP Commitment Prepayment Amount. If the Funding Note Issuer has selected Financed Student Loans in accordance with the Loan Put Allocation Criteria as described above and delivered the related Loan Put Schedule to the Manager on or prior to the fifth (5th) day following the FFELP Commitment Default, the Manager shall use reasonable efforts to sell the selected pool of Financed Student Loans pursuant to a Fair Market Auction no later than the fifteenth (15th) day following the FFELP Commitment Prepayment Date; however neither the Conduit Lender nor any agent of the Conduit Lender will sell any Financed Student Loan for a price less than the Estimated Department Put Price (determined as of the date used to prepare the Loan Put Schedule or, if later, the cut-off date for determining the sale price of the related Student Loans) for such Financed Student Loan. If the Manager has not sold the selected pool of Financed Student Loans pursuant to a Fair Market Auction by the fifteenth (15th) day following the occurrence of a FFELP Commitment Default, the Funding Note Issuer shall deliver, or cause each related Servicer to deliver, a Loan Put Schedule to the Conduit Administrator and the Manager on such fifteenth (15th) day and the Conduit Lender shall thereafter sell such pool of Financed Student Loans to the Department for a price equal to the aggregate of the Department Put Prices for all such Financed Student Loans.

(d) Delinquency Put Event. If a Delinquency Put Event occurs with respect to any Financed Student Loan, a Department Put Event with respect to such Financed Student Loan shall automatically be deemed to have occurred. The Funding Note Issuer may in its discretion sell and assign to an Affiliated Servicer, and an Affiliated Servicer may in its discretion purchase, any Delinquent Student Loan serviced by such Affiliated Servicer for an amount not less than the Estimated Department Put Price (determined using the most current loan information available as of the date of sale) for such Delinquent Student Loan; provided that the aggregate Principal Balance of all such Delinquent Student Loans sold to any Affiliated Servicer pursuant to this Section 1.03(d) shall not exceed 10% of the highest aggregate Principal Balance of all Financed Student Loans serviced by such Affiliated Servicer at any one point in time. If such Delinquent Student Loan does not cease to be a Delinquent Student Loan prior to the thirtieth (30th) day following such Delinquency Put Event and such Delinquent Student Loan is not sold to an Affiliated Servicer, there shall be a “default” for purposes of the applicable UCC, and the Conduit Lender shall have the rights and remedies available to a secured creditor upon a “default” and the Conduit Lender shall dispose of such Delinquent Student Loan in a Fair Market Auction or in any other commercially reasonable manner. Unless the Manager determines, in its good faith discretion, that a Fair Market Auction would be likely to yield a price for the Delinquent Student Loan equal to or in excess of the Department Put Price, neither the Conduit Lender nor the Manager shall be required to conduct a Fair Market Auction and, in such circumstance, the Funding Note Issuer agrees that a sale of such Delinquent Student Loan to the Department for a price equal to the Department Put Price shall be commercially reasonable. Unless the Delinquent Student Loan shall be sold prior to the Revocation Date for the related Delinquency Put Event, the Conduit Lender shall sell such Delinquent Student Loan to the Department in accordance with the Department Put Agreement, effective as of the related Delinquency Put Date, at a purchase price equal to the Department Put Price for such Student Loan. The Funding Note Issuer shall cooperate with the Conduit Administrator to satisfy any conditions for the sale of such Student Loan to the Department in accordance with the Department Put Agreement.
(e) Release of Collateral. The Funding Note Issuer may request the Conduit Lender and the Conduit Lender Eligible Lender Trustee to release its security interest in all or a portion of the Financed Student Loans by delivering a Notice of Release to the Conduit Administrator and the Manager, not less than five (5) Business Days before any day on which the Funding Note Issuer may desire that such release occur. If less than all Financed Student Loans are requested to be released, the Funding Note Issuer shall deliver a Loan Removal Data Schedule to the Department , the Conduit Administrator and the Manager not less than the third (3rd) Business Day before the release date and the portion of the Financed Student Loans to be released will be selected in accordance with the Loan Release Allocation Criteria. The release of the Conduit Lender’s and the Conduit Lender Eligible Lender Trustee’s security interest in any Financed Student Loan pursuant to this Section 1.03(e) or in connection with any sale of Financed Student Loans to any Servicer in accordance with Section 1.03(d) shall be subject to the following conditions precedent: (i) no Event of Default or Potential Event of Default (other than a FFELP Commitment Default giving rise to a sale pursuant to Section 1.03(c)) shall have occurred and be continuing, (ii) the Asset Coverage Ratio shall be not less than the Minimum Asset Coverage Ratio after giving effect to such release, (iii) no amounts described in clauses (i) through (viii) of Section 1.05(c) shall be due and owing by the Funding Note Issuer and no amounts due and owing from any Transaction Party shall be unpaid and (iv) on or prior to such release, the Funding Note Issuer shall have deposited into the Funding Note Issuer Collection Account cash in an amount equal to 97% of the outstanding Principal Balance of such released Financed Student Loans, plus accrued and unpaid interest thereon (to the extent not previously capitalized or to be capitalized) through the date of release, plus the amount payable by the Funding Note Issuer pursuant to Section 1.03(g) in connection with such prepayment. No Financed Student Loan shall be released from the Conduit Lender’s and the Conduit Lender Eligible Lender Trustee’s security interest unless the amount deposited in the Funding Note Issuer Collection Account pursuant to the preceding sentence shall be sufficient to pay all Ratable Financing Costs accrued or otherwise payable on the portion of the Funding Note Balance prepaid in connection with the release of Financed Student Loans and all estimated Negative Special Allowance Payments on the released Financed Student Loans accrued through the date of release of such Financed Student Loan. Any such funds deposited into the Funding Note Issuer Collection Account in respect of released Financed Student Loans shall be transferred to the DOE Reserve Account to the extent necessary to cover estimated Negative Special Allowance Payments on the released Financed Student Loans accrued through the date of the release.
(f) Effect of Release of Collateral. Upon the satisfaction of the conditions in Section 1.03(e), all right, title and interest of the Conduit Lender and the Conduit Lender Eligible Lender Trustee in, to and under such Released Collateral shall terminate and revert to the Funding Note Issuer, its successors and assigns, and the right, title and interest of the Conduit Lender in such Released Collateral shall thereupon cease, terminate and become void; and, upon the written request of the Funding Note Issuer, and at the cost and expense of the Funding Note Issuer, the Conduit Administrator shall authorize and, if necessary, execute such UCC-3 financing statements and releases prepared by and submitted to the Conduit Administrator for authorization as are necessary or reasonably requested in writing by the Funding Note Issuer to terminate and remove of record any documents constituting public notice of the security interest in such Released Collateral Granted hereunder being released. The Funding Note Issuer shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on any Financed Student Loans up to but not including the date on which the Conduit Lender and the Conduit Eligible Lender Trustee release their security interest in such Financed Student Loans and such Interest Subsidy Payments and Special Allowance Payments shall be included in Available Funds.

(g) Breakage Amounts. The Funding Note Issuer shall indemnify each of the Manager, the Conduit Lender and the Conduit Administrator against any loss or expense incurred by such parties, either directly or indirectly, as a result of any failure by the Funding Note Issuer to complete any Advance after delivery of an Advance Confirmation, including any negative carry cost on the Securities issued to fund such Advance from the date of issuance of such Securities through the maturity date of such Securities. In addition, the Funding Note Issuer shall pay the Conduit Lender, on demand, such amount or amounts as shall compensate the Conduit Lender for any loss (including loss of profit and any loss as a result of receiving funds prior to the corresponding maturity date for the Securities issued to fund or maintain the Funding Note), cost or expense incurred by the Conduit Lender, the Manager or the Conduit Administrator (as reasonably determined by the applicable party), as the case may be, and hold the Conduit Lender, the Manager and the Conduit Administrator harmless from any such loss, cost or expense, incurred by it as a result of payments with respect to the Funding Note in connection with a prepayment under this Section 1.03 or otherwise, whether voluntary, mandatory, automatic by reason of acceleration or otherwise; provided, however, that no such breakage amounts shall be payable by the Funding Note Issuer with respect to the regular distribution of Available Funds on any Settlement Date pursuant to the priority of payments set forth in Section 1.05(c). To ensure that the Conduit Lender has adequate funds available to cover any negative carry cost on the Securities issued to fund the portion of any Advance that is prepaid, the Funding Note Issuer shall be required to pay the discount accrued and to accrue on such Securities through the maturity date of such Securities as a condition to any prepayment. To the extent the amount paid by the Funding Note Issuer pursuant to the preceding sentence exceeds the actual loss or expense incurred by the Conduit Lender (taking into account the investment earnings, if any, earned on proceeds available to repay the relevant Securities until their application to pay such Securities on their respective maturity dates), the Manager will return any overpayment to the Funding Note Issuer after the actual loss or expense of the Conduit Lender has been determined. The determination by the Conduit Administrator or the Manager, as the case may be, of the amount of any such loss or expense shall be set forth in a written notice to the Funding Note Issuer, including a statement as to such loss or expense (including calculation thereof in reasonable detail), and shall be conclusive, absent manifest error.
Section 1.04. Establishment and Management of Trust Accounts.
(a) On or prior to the date hereof, the Funding Note Issuer shall establish and maintain, or cause to be established and maintained, the Trust Accounts. The Trust Accounts shall be maintained as segregated accounts at the Conduit Administrator, in the name of the Funding Note Issuer for the benefit of the Conduit Lender, and shall be under the sole dominion and control of the Conduit Administrator.
(b) The Conduit Administrator shall invest all funds held in the Trust Accounts at the direction of the Funding Note Issuer in Eligible Investments having a maturity date (or which can otherwise be liquidated without loss) not later than the next Settlement Date. In the event that the Funding Note Issuer shall have failed to give investment directions to the Conduit Administrator by 11:00 a.m. on any Business Day on which there may be uninvested funds deposited in any Trust Account, the Conduit Administrator shall have no obligation to invest such funds and shall not be liable for any lost potential investment earnings.
(c) The Conduit Administrator, in its capacity as Securities Intermediary or depositary bank with respect to each Trust Account, hereby agrees with the Funding Note Issuer that (i) each of the Trust Accounts shall be either “securities accounts” (each, a “Securities Account”) or “deposit accounts” maintained at the Conduit Administrator, (ii) each item of property (whether investment property, financial asset, uninvested funds, credit balances or instrument) credited to any Trust Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC to the extent any such Trust Account is a Securities Account, (iii) the Securities Intermediary shall comply with entitlement orders originated by the Conduit Lender (or the Conduit Administrator) with respect to any of the foregoing accounts that is a securities account and shall comply with instructions directing the disposition of funds originated by the Conduit Lender (or the Conduit Administrator) with respect to any of the foregoing accounts that is a deposit account, in each case without the further consent of any other Person or entity, (iv) except as otherwise provided in this Section 1.04(c), the Securities Intermediary shall not agree to comply with entitlement orders or instructions directing the disposition of funds originated by any Person or entity other than the Conduit Lender (or the Conduit Administrator), (v) the Trust Accounts, and all property credited to such accounts shall not be subject to any lien, security interest, right of set-off or encumbrance in favor of the Conduit Administrator in its capacity as Securities Intermediary or depositary bank or anyone claiming through the Conduit Administrator as Securities Intermediary or depositary bank (other than the Conduit Lender in its capacity as secured party hereunder), and (vi) the jurisdiction of The Bank of New York Mellon, in its capacity as Securities Intermediary or depositary bank with respect to each Trust Account, shall be the State of New York for purposes of the UCC. No property held in the Trust Accounts (i) shall be subject to any other security interest or (ii) shall constitute proceeds of any property subject to the security interest of any party other than the Conduit Lender. Each term used in this Section 1.04(c) and defined in the New York UCC shall have the meaning set forth in the New York UCC.

(d) The Funding Note Issuer agrees to report as its income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Trust Accounts.
(e) The Conduit Administrator shall not in any way be held liable by reason of any insufficiency in the Trust Accounts resulting from losses on investments made in accordance with instructions of the Funding Note Issuer and the provisions of this Agreement (but the institution serving as Conduit Administrator shall at all times remain liable for its debt obligations, if any, constituting part of such investments).
(f) With respect to each of the Trust Accounts that is a Securities Account, the Securities Intermediary hereby confirms and agrees that:
(i) all securities, financial assets or other property credited to the Securities Accounts shall be registered in the name of the Securities Intermediary by a clearing corporation or other securities intermediary and as to which the Securities Intermediary is entitled to exercise the rights that comprise any financial assets credited to such Securities Account, indorsed to the Securities Intermediary in blank or credited to another Securities Account maintained in the name of the Securities Intermediary, and in no case shall any financial asset credited to any Securities Account be registered in the name of the Funding Note Issuer, payable to the order of the Funding Note Issuer or specially indorsed to the Funding Note Issuer;
(ii) all securities and other property delivered to the Securities Intermediary pursuant to this Agreement shall be promptly credited to the appropriate Securities Account;
(iii) each Securities Account is an account to which financial assets are or may be credited; and
(iv) except for the claims and interest of the Conduit Administrator, the Conduit Lender and of the Funding Note Issuer in the Securities Accounts and without independent investigation of any kind, the Securities Intermediary does not know of any Adverse Claim to, or interest in, any Securities Account or in any financial asset credited thereto; if any Person asserts any lien, encumbrance or Adverse Claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Conduit Administrator and the Funding Note Issuer thereof upon receiving notice or other actual knowledge thereof.
(g) Each party hereto acknowledges that the Securities Intermediary constitutes a “securities intermediary” within the meaning of Section 8-102(a)(14) of the New York UCC with respect to each Securities Account and constitutes a “bank” within the meaning of Section 9-102(a)(8) of the New York UCC with respect to each Trust Account that is a “deposit account.”
Section 1.05. Deposits to and Transfers from Funding Note Issuer Collection Account.
(a) Any Collections received by the Funding Note Issuer or any agent thereof will be identified to the related Financed Student Loan within two (2) Business Days of receipt thereof and shall be transmitted to the Funding Note Issuer Collection Account as soon as practicable, but in any event within two (2) Business Days of identification of the Financed Student Loan to which the related Collections shall be applied. The Funding Note Issuer shall direct in writing the Eligible Lender Trustee, each Servicer, each Seller, and each agent of any of the foregoing, to identify the Financed Student Loan relating to any Collections it receives within two (2) Business Days of receipt thereof and to transmit such Collections with respect to the Financed Student Loans directly to the Funding Note Issuer Collection Account within two (2) Business Days of identification of the related Student Loan; provided that if an Affiliated Servicer satisfies the Monthly Remittance Condition, such Affiliated Servicer may direct each other Servicer to transmit any Collections it receives during any Settlement Period to such Affiliated Servicer within two (2) Business Days of identification of the related Student Loan, and such Affiliated Servicer shall transmit such Collections to the Funding Note Issuer Collection Account by no later than the third (3rd) Business Day immediately preceding the Settlement Date following the end of such Settlement Period. If any Affiliated Servicer has previously indicated in a Monthly Servicer Report that it satisfies the Monthly Remittance Condition and such Affiliated Servicer thereafter ceases to satisfy the Monthly Remittance Condition, such Affiliated Servicer shall notify the Conduit Administrator and the Manager no later than the Business Day following the first date on which such Affiliated Servicer ceases to satisfy the Monthly Remittance Condition. On each Settlement Date, prior to making the deposits and distributions specified in Section 1.05(c), the Conduit Administrator shall pay, from funds on deposit in the Funding Note Issuer Collection Account, any accrued and unpaid amounts due and owing to the Department or any Guarantor, in its capacity as Guarantor, with respect to the Financed Student Loans or otherwise owed by the Funding Note Issuer to the Department or any Guarantor in connection with the transactions contemplated by this Agreement, the Department Put Agreement or any other Transaction Document, including, without limitation, any Negative Special Allowance Payments to the extent not previously paid or transferred to the DOE Reserve Account pursuant to Section 1.07.

(b) The Conduit Administrator shall provide to the Funding Note Issuer, the Manager and each Rating Agency the Monthly Conduit Administrator’s Report no later than two (2) Business Days prior to each Settlement Date. If the Conduit Administrator uses an estimate of Conduit Financing Costs to determine the Ratable Financing Costs for any Yield Period, the Conduit Administrator will include in the Monthly Conduit Administrator’s Report a calculation of the actual Conduit Financing Costs for the preceding Yield Period and shall adjust the Ratable Financing Costs by adding any positive Estimated Financing Costs Adjustment and subtracting any negative Estimated Financing Costs Adjustment.
(c) The Conduit Administrator, on each Settlement Date, shall make the following deposits and distributions from Available Funds in the Funding Note Issuer Collection Account in the amount and in the order of priority set forth below:
(i) pay (A) first, to the Eligible Lender Trustee, the SPV Administrator and each Servicer, on a pro rata basis, an amount equal to the Eligible Lender Trustee Fees, SPV Administrator Fees and Senior Servicing Fees which are due and owing to such Person as of the close of business on the last day of the immediately preceding calendar month and (B) second, to the extent the Monthly Servicing Fee Cap exceeds the aggregate of the Senior Servicing Fees payable pursuant to clause (A) of this Section 1.05(c)(i), to pay to each Servicer, in an aggregate amount up to such excess amount, on a pro rata basis based on the amount owed to each Servicer, any other Servicing Fees payable to such Servicers;
(ii) pay to the Conduit Lender Account the Ratable Financing Costs related to the Funding Note for the preceding Yield Period;
(iii) pay to the Conduit Lender Account principal of the Funding Note (A) prior to the occurrence of an Event of Default, until the Asset Coverage Ratio is at least equal to the Minimum Asset Coverage Ratio and (B) after the occurrence of an Event of Default, until the Funding Note Balance has been reduced to zero;
(iv) prior to the occurrence of an Event of Default, pay to the Reserve Account, any amount required to cause the amount on deposit in the Reserve Account to equal the Reserve Account Specified Balance;
(v) pay to the Conduit Lender Account the Funding Note Issuer’s Ratable Other Conduit Costs;
(vi) pay to each Structuring Agent, pro rata, Structuring Agent Fees which are due and owing to such Person as of such Settlement Date;
(vii) on a pro rata basis, pay to the Eligible Lender Trustee, the Conduit Administrator, the Manager, the SPV Administrator and each Indemnified Party, any other Obligations then due and owing and not previously paid pursuant to clause (i) above (including all Funding Note Issuer Indemnified Amounts), all SPV Administrator Indemnified Amounts, all Seller Indemnified Amounts and all Master Servicer Indemnified Amounts;
(viii) pay to each Servicer, on a pro rata basis, an amount equal to any other amounts due and payable to such Servicer, which are accrued and unpaid as of the close of business on the last day of the immediately preceding Settlement Period, including any de-boarding, deconversion or related costs, penalties or fees in connection with the termination of any Servicing Agreement or the deconversion of any Financed Student Loan; and

(ix) so long as no Event of Default or Potential Event of Default has occurred and is continuing, to first, pay accrued interest and unpaid principal under the Subordinated Credit Facility, and second, pay to the Funding Note Issuer any Available Funds remaining after the payment in full of each of the foregoing items.
Any Available Funds not distributed as provided in the foregoing sentence shall be retained in the Funding Note Issuer Collection Account and included in Available Funds for the following Settlement Date.
(d) Any Ratable Financing Costs for any Yield Period that are not paid from Available Funds as described in Section 1.05(c)(ii) shall be included in Capitalized Ratable Financing Costs and shall increase the Funding Note Balance. References in this Agreement to accrued and unpaid Ratable Financing Costs shall exclude Capitalized Ratable Financing Costs.
Section 1.06. Transfers to and from the Reserve Account.
(a) In addition to deposits to the Reserve Account made pursuant to Section 1.05, the Funding Note Issuer may, in its sole discretion, deliver additional funds to the Conduit Administrator for deposit to the Reserve Account.
(b) If funds on deposit in the DOE Reserve Account and the Funding Note Issuer Collection Account are not sufficient for the payment of all Negative Special Allowance Payments due and owing to the Department on any date, the Conduit Administrator, prior to any other permitted uses of the Reserve Account, shall withdraw funds on deposit in the Reserve Account to make such payments on any date on which such payments are required.
(c) To the extent there are insufficient Available Funds in the Funding Note Issuer Collection Account to pay the amounts set forth in clause (i) of Section 1.05(c) on any Settlement Date the Conduit Administrator shall transfer to the Funding Note Issuer Collection Account funds from the Reserve Account, to the extent available for distribution on the specified day (after giving effect to any withdrawal of funds pursuant to the preceding clause (b) of this Section 1.06), to pay the amounts set forth in clause (i) of Section 1.05(c).
(d) If, on any Settlement Date, the Asset Coverage Ratio (which shall be determined on a pro forma basis assuming all Ratable Financing Costs for the preceding Yield Period that remain unpaid after giving effect to the application of Available Funds pursuant to Section 1.05(c) are included in Capitalized Ratable Financing Costs for purposes of calculating the Funding Note Balance) is less than the Minimum Asset Coverage Ratio, the Conduit Administrator shall transfer to the Funding Note Issuer Collection Account funds from the Reserve Account (to the extent available for distribution on the specified day after giving effect to any withdrawal of funds pursuant to the preceding clauses (b) and (c) of this Section 1.06) to pay Ratable Financing Costs until the Asset Coverage Ratio (calculated on a pro forma basis as described above) equals the Minimum Asset Coverage Ratio.
(e) Upon the occurrence of the Final Maturity Date, all amounts on deposit in the Reserve Account shall immediately be transferred to the Funding Note Issuer Collection Account and shall be part of Available Funds on the next Settlement Date.
(f) To the extent, as of the end of any Settlement Period, there are on deposit in the Reserve Account funds in excess of the Reserve Account Specified Balance calculated as of the end of such Settlement Period (giving effect to any purchase of additional Financed Student Loans between the end of such Settlement Period and the related Settlement Date), then the Conduit Administrator shall withdraw such excess from the Reserve Account and deposit such excess into the Funding Note Issuer Collection Account to be used as Available Funds on the related Settlement Date.
Section 1.07. DOE Reserve Account and Excluded Borrower Benefit Account. (a) On or before each Settlement Date, the Conduit Administrator will transfer from the Funding Note Issuer Collection Account to the DOE Reserve Account the Estimated Excess Accrual as of the end of the prior calendar month to the extent funds have not been deposited to the DOE Reserve Account in respect of such amount. On each Department Rebate Payment Date, when due under applicable laws and regulations, as of which the Servicers notify the Funding Note Issuer and the Conduit Administrator of the aggregate amount of Negative Special Allowance Payments, if any, that is due and owing to the Department for the preceding quarterly period, the Conduit Administrator shall withdraw from the DOE Reserve Account an amount equal to any Negative Special Allowance Payments due and owing to the Department. If the amount of Negative Special Allowance Payments due to the Department for any quarter is less than the amount deposited to the DOE Reserve Account in respect of Estimated Excess Accrual for the related period, the Conduit Administrator shall withdraw such excess amount from the DOE Reserve Account and deposit such excess funds into the Funding Note Issuer Collection Account for application as Available Funds in accordance with Sections 1.05(a) and (c). If funds on deposit in the DOE Reserve Account are not sufficient for the payment of all Negative Special Allowance Payments due and owing to the Department, the Conduit Administrator shall, first, use funds on deposit in the Funding Note Issuer Collection Account for such purpose, and second, use funds on deposit in the Reserve Account for such purpose. In addition to deposits to the DOE Reserve Account made from funds on deposit in the Funding Note Issuer Collection Account, the Funding Note Issuer may, in its sole discretion, deliver additional funds to the Conduit Administrator for deposit to the DOE Reserve Account.

(b) On or before each Grant Date with respect to any Student Loan subject to an Excluded Borrower Benefit, the Funding Note Issuer shall notify the Conduit Administrator of the aggregate maximum amount of Excluded Borrower Benefits that could be payable on all such Financed Student Loans and shall deposit such amount into the Excluded Borrower Benefit Account. To the extent no Financed Student Loans are subject to Excluded Borrower Benefits, the Funding Note Issuer shall not be required to establish an Excluded Borrower Benefit Account. Prior to the sale of any Financed Student Loan to the Department under the Department Put Agreement, the Conduit Lender or its agent shall apply funds in the Excluded Borrower Benefit Account to pay any Excluded Borrower Benefits to the Person entitled (or potentially entitled) to such benefit. With respect to any Financed Student Loan subject to Excluded Borrower Benefits, the Conduit Administrator will pay such Excluded Borrower Benefits to the applicable Borrower when due, to the extent funds are available for such purpose in the Excluded Borrower Benefit Account, and provided that the Servicer for the related Financed Student Loan shall have timely provided all necessary instructions to the Conduit Administrator in the Monthly Servicer Report required to be delivered during the Settlement Period preceding the Settlement Period in which such payment is required to be made. On each Settlement Date, based on information provided by the related Servicers, the Conduit Administrator shall withdraw funds on deposit in the Excluded Borrower Benefit Account in excess of the aggregate maximum amount of Excluded Borrower Benefits that could be payable on all such Financed Student Loans and shall pay such excess amount to the Funding Note Issuer.
Section 1.08. Grant of a Security Interest. To secure the prompt and complete payment when due of the Obligations and the performance by the Funding Note Issuer of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Funding Note Issuer (and the Eligible Lender Trustee, in its capacity as record owner of the Financed Student Loans) hereby (i) assigns to the Conduit Lender and the Conduit Lender Eligible Lender Trustee, in its capacity as record owner, and Grants to the Conduit Lender and the Conduit Lender Eligible Lender Trustee, in its capacity as record owner, a security interest in, all of its right, title and interest in (but none of its obligations under), each of the Transaction Documents and the Department Put Agreement (to the extent relating to the Financed Student Loans), including all rights and remedies thereunder; and (ii) further Grants to the Conduit Lender and the Conduit Lender Eligible Lender Trustee, in its capacity as record owner, a security interest in all of the Funding Note Issuer’s and the Eligible Lender Trustee’s, respective, right, title and interest in the following property, whether now owned or existing or hereafter arising or acquired and wheresoever located (but excluding any right to make subsequent loans to a Borrower under any Promissory Note included in the Pledged Collateral or any disbursement under a Promissory Note included in the Pledged Collateral to the extent not constituting a Financed Student Loan):
(a) all Financed Student Loans;
(b) the Trust Accounts;
(c) all Collections from Financed Student Loans;
(d) all Eligible Investments and other property, financial assets, security entitlements, funds and accrued earnings thereon held, credited to or carried in any of the Trust Accounts;
(e) all Records relating to any of the foregoing items;
(f) all supporting obligations, liens securing any of the foregoing, money and claims and other rights under insurance policies relating to any of the foregoing;
(g) all accounts, general intangibles, payment intangibles, instruments, investment property, documents, chattel paper, goods, moneys, letters of credit, letter of credit rights, certificates of deposit, deposit accounts and all other property and interests in property of the Funding Note Issuer or the Eligible Lender Trustee, on behalf of the Funding Note Issuer, whether tangible or intangible; and

(h) all proceeds of any of the foregoing (collectively, along with the right and title to and interest of the Funding Note Issuer (and the Eligible Lender Trustee, in its capacity as titleholder to the Financed Student Loans) in the Transaction Documents and the Department Put Agreement and all proceeds thereof, the “Pledged Collateral”).
The Funding Note Issuer and the Eligible Lender Trustee agree that the foregoing sentence is intended to grant in favor of the Conduit Lender and the Conduit Lender Eligible Lender Trustee, in its capacity as record owner, a first priority continuing lien and security interest in all of the Funding Note Issuer’s (and the Eligible Lender Trustee’s in its capacity as titleholder to the Financed Student Loans) personal property. Each of the Funding Note Issuer and the Eligible Lender Trustee authorizes the Conduit Lender and any agent thereof and their counsel to file UCC financing statements describing the collateral as “all personal property of the Funding Note Issuer” or words to that effect. At the request of the Conduit Lender or the Conduit Administrator, the Funding Note Issuer shall file or cause to be filed, and the Funding Note Issuer authorizes both the Conduit Lender and any agent thereof and their counsel to file, UCC financing statement assignments assigning to the Conduit Lender any financing statement showing the Funding Note Issuer as secured party with respect to the Pledged Collateral. The Funding Note Issuer further confirms and agrees that the Conduit Lender shall have the sole right to enforce the Funding Note Issuer’s rights to sell Financed Student Loans to the Department under the Department Put Agreement, and following the occurrence or declaration of an Event of Default, the sole right to enforce the Funding Note Issuer’s rights and remedies under the Transaction Documents with respect to the Pledged Collateral, but without any obligation on the part of the Conduit Lender to perform any of the obligations of the Funding Note Issuer under the Transaction Documents.
Section 1.09. Payments by the Funding Note Issuer. All payments to be made by the Funding Note Issuer shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by, or on behalf of, the Funding Note Issuer to the Conduit Lender pursuant to Section 1.05(c) shall be made to the Conduit Lender Account. Such payments shall be made in immediately available funds to the Conduit Lender Account no later than 12:00 noon on the date specified herein. Any payment which is received in the Conduit Lender Account later than 12:00 noon (other than payments from amounts already on deposit in the Funding Note Issuer Collection Account) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.
Section 1.10. Yield Protection.
(a) If any Regulatory Change (including a change to Regulation D under the Securities Act):
(i) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board), special deposit, insurance assessment, or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any Affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of an Affected Party, or credit extended to or participated in by any Affected Party;
(ii) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party;
(iii) shall impose any other condition, cost or expense affecting this Agreement or any Program Support Agreement or its obligations or rights, if any, to provide funding pursuant to any Program Support Agreement;
(iv) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or any successor thereto) assesses deposit insurance premiums or similar charges; or
(v) shall subject any Affected Party to any tax of any kind whatsoever with respect to any Program Support Agreement, or change the basis of taxation of payments to such Affected Party in respect thereof (except for Indemnified Taxes or other Taxes covered by Section 1.11 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Affected Party), and the result of any of the foregoing is or would be:
(A) to increase the cost to or to impose a cost on an Affected Party funding or making any purchases, loans or other extensions of credit under any Program Support Agreement or any commitment of such Affected Party with respect to the foregoing;
(B) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or under any Program Support Agreement; or
(C) in the sole determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or under any Program Support Agreement or arising in connection herewith to a level below that which the Affected Party could otherwise have achieved;
then on the Settlement Date following the date of demand by such Affected Party, such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction shall be included in the Conduit Financing Costs and/or Other Conduit Costs, as provided in the Administration Agreement.
Section 1.11. Taxes.
(a) All payments made by the Funding Note Issuer under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future Taxes, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, unless required by law. If any Taxes are required to be withheld from any amounts payable by the Funding Note Issuer hereunder or under any Program Support Agreement, if such Taxes are Indemnified Taxes, the amounts so payable shall be increased to the extent necessary to yield to such recipient (after payment of all such taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, the Funding Note Issuer shall withhold the required amounts, the Funding Note Issuer shall remit such withheld amounts to the appropriate Governmental Authority, and the Funding Note Issuer shall, within 10 days after remittance of such amounts, send to the Conduit Administrator a certified copy of an original official receipt received by the Funding Note Issuer showing remittance of such withheld amounts. In addition, the Funding Note Issuer shall indemnify any Affected Party from any loss (including the imposition of any tax, including interest and penalties) arising from the Funding Note Issuer’s failure to timely withhold or remit to the appropriate Governmental Authority any Indemnified Taxes required to be withheld from any amounts payable by the Funding Note Issuer hereunder or under any Program Support Agreement. In addition, the Funding Note Issuer shall pay to the relevant Governmental Authority any and all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.
(b) The Funding Note Issuer, the Eligible Lender Trustee, and the Conduit Lender each agree to treat for United States federal, state and local income and franchise tax purposes, (1) the Funding Note as indebtedness, (2) all amounts held in the applicable Trust Accounts as owned by and on behalf of the Funding Note Issuer and all income and loss in respect of amounts held in such Trust Accounts as income and loss of the Funding Note Issuer, (3) the Department Put Agreement and all amounts paid or accrued thereon (to the extent that it relates to the Financed Student Loans) as consisting of an agreement solely by and between the Department and the Funding Note Issuer, and (4) the Conduit Lender and the Conduit Administrator as acting on behalf of the Funding Note Issuer in respect of the Department Put Agreement (to the extent it relates to the Financed Student Loans). The Funding Note Issuer, the Eligible Lender Trustee and the Conduit Lender shall take no position inconsistent with this treatment, unless otherwise required by law.
(c) The agreements in this Section 1.11 shall survive the termination of this Agreement and the payment of all amounts payable hereunder.
(d) The Conduit Lender and any successor or assignee of the Funding Note shall at all times be a United States person under Section 7701(a)(30) of the Code and shall provide the Funding Note Issuer a properly executed IRS Form W-9 (or successor form) upon its acquisition of the Funding Note. The Funding Note Issuer’s obligation to pay additional amounts under Section 1.11(a) above is dependent upon its receiving the required IRS Form W-9 (or successor form).

Section 1.12. Startup Costs Allocation. The Startup Costs Allocation payable on any Advance Date shall be netted from the Advance Amount and deposited to the Startup Cost Account. The Manager shall direct the Conduit Administrator to apply all Startup Costs Allocations solely to the payment of Startup Costs of the Conduit Lender. The Manager agrees that, if on July 1, 2010 the aggregate of all Startup Costs Allocations and all similar allocations of Startup Costs paid by all Program Funding Note Issuers (together with investment earnings on any such amounts deposited to the Startup Cost Account) exceeds the Startup Costs of the Conduit Lender, the Manager shall direct the Conduit Administrator to refund to each Program Funding Note Issuer, a pro rata share (determined based on the amount of such allocations of Startup Costs paid by each Program Funding Note Issuer) of the portion of such allocations and investment earnings thereon that have not been applied to pay Startup Costs.
ARTICLE II.
THE FUNDING NOTE
Section 2.01. Form of Funding Note Generally. The Funding Note shall be in substantially the form set forth in Exhibit D with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Funding Note, as evidenced by their execution of the Funding Note. The Funding Note shall be typewritten or printed. The Funding Note shall be issuable only in registered form and shall be delivered to, or at the instruction of, the Conduit Lender on the Closing Date.
Section 2.02. Note Register. The Conduit Administrator, as the agent for the Funding Note Issuer, shall maintain a Note Register (the “Note Register”) on its books in which shall be recorded (a) all Advances made pursuant to this Agreement, (b) the Funding Note Balance, (c) all payments of principal and Ratable Financing Costs made by or on behalf of the Funding Note Issuer on the Funding Note and (d) all appropriate debits and credits as provided in this Agreement including, without limitation, all fees, charges, expenses and interest. The entries in the Note Register shall be available for inspection by the Funding Note Issuer upon reasonable notice and at a reasonable time. Further, no assignment or transfer of a Funding Note shall be effective unless such assignment or transfer shall have been recorded in the Note Register by the Conduit Administrator. All entries in the Conduit Administrator’s Note Register shall be made in accordance with the Conduit Administrator’s customary accounting practices as in effect from time to time. The entries in the Note Register shall be conclusive and binding for all purposes, absent manifest error. Any failure to so record or any errors in doing so shall not, however, limit or otherwise affect the obligation of the Funding Note Issuer to pay any amount owing with respect to the Funding Note or any of the other Obligations.
ARTICLE III.
CONDITIONS PRECEDENT
Section 3.01. Conditions Precedent to Effectiveness. The effectiveness of this Agreement is subject to the conditions precedent set forth in Section 1 of Appendix B, unless waived by the Department and the Manager, on behalf of the Conduit Lender (the Funding Note Issuer, by executing this Agreement shall be deemed to have certified that all such conditions precedent unless waived are satisfied on the Closing Date).
Section 3.02. Conditions Precedent to All Advances. Each Advance shall be subject to the conditions precedent set forth in Sections 2 and 3 of Appendix B, unless waived by the Department and the Manager, on behalf of the Conduit Lender (the Funding Note Issuer, by accepting the proceeds of an Advance, shall be deemed to have certified that all such conditions unless waived are satisfied on the date of such Advance).
Section 3.03. Conditions Precedent to All Grants of Student Loans. Each Grant of Financed Student Loans shall be subject to the conditions precedent set forth in Sections 2 and 4 of Appendix B, unless waived by the Department and the Manager, on behalf of the Conduit Lender.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
Section 4.01. Representations and Warranties of the Funding Note Issuer. The SPV Administrator (on behalf of the Funding Note Issuer) makes the representations and warranties set forth in Appendix C for the benefit of the Affected Parties on or as of the respective dates specified in Appendix C.
Section 4.02. Representation and Warranties of the Sponsor. The Sponsor makes the following representations and warranties for the benefit of the Affected Parties on the Closing Date, on the date of each Advance and on each Grant Date:
(a) With respect to each state or jurisdiction therein in which the Sponsor or any of its Affiliates undertakes origination activities, the Sponsor or such Affiliate is in full compliance with such state’s or jurisdiction’s (as applicable) laws, rules, regulations, orders, settlement agreements and other standards and procedures, including those promulgated by agencies or officers thereof, applicable to it and pertaining to the conduct of participants in the student loan industry to the extent the Sponsor or any such Affiliate has assented to such voluntary code of conduct (including, without limitation, any applicable “code of conduct” for participants in the student loan industry that specifically and legally applies to the Sponsor, any such Affiliate and the Eligible Lender Trustee, to the extent that non-compliance with such a code of conduct would adversely affect the Department’s rights or interest with respect to the Putable Loans that the Department purchases pursuant to the Department Put Agreement or adversely affect any Affected Party);
(b) The Sponsor has administered, operated and maintained its federal family education loan program in such manner as to ensure that such program and the Financed Student Loans will benefit, in all material respects, from FFELP, the Guarantee Agreements related thereto and the federal program of reimbursement for FFELP student loans pursuant to the Higher Education Act; and
(c) The Sponsor has an internal quality control program that verifies, on a regular basis, the existence and accuracy of its legal documents, credit documents and underwriting decisions, including all such documents and decisions that would affect the validity of the representations and warranties required under this Section 4.02. The program shall include evaluating and monitoring the overall quality of the Sponsor’s and its Affiliates’ loan production and the servicing of such loans. The program is to ensure that the Student Loans are originated and serviced in accordance with applicable law; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.
Section 4.03. Reimbursement Events. Upon the occurrence of a Reimbursement Event with respect to any Financed Student Loan and the expiration of a 30-day cure-period after written demand by the Conduit Administrator, the Funding Note Issuer or the Department, on or prior to such 30th day, the Funding Note Issuer shall be required to deposit to the Funding Note Issuer Collection Account an amount equal to the Principal Balance of each related Financed Student Loan, plus accrued and unpaid interest thereon (to the extent not included in the Principal Balance), and, if applicable, Negative Special Allowance Payments with respect to such Student Loan from the related Grant Date to and including the date of repayment (such amount, the “Reimbursement Amount”); provided that if a Department Put Event shall have occurred with respect to such Financed Student Loan, after the Revocation Date for such Student Loan, the Reimbursement Amount shall be paid to the Department. The Funding Note Issuer shall reimburse each Affected Party for all attorneys’ fees, legal expenses, court costs, servicing fees or other fees and expenses incurred in connection with each Financed Student Loan for which the Funding Note Issuer is required to pay a Reimbursement Amount pursuant to this Section 4.03 (collectively, “Reimbursement Event Fees and Expenses”).
Section 4.04. Enforcement of Purchase Obligations Under Transaction Documents. The Funding Note Issuer shall cause the obligations of the Servicers and the Seller to purchase or repurchase Student Loans to be enforced to the extent such obligations are set forth in the Servicing Agreement or the Student Loan Purchase Agreement. The Funding Note Issuer shall be responsible for the selection of all Servicers and for paying all related fees and expenses in connection therewith.
Section 4.05. Release of Lien Upon Purchase of Student Loan. Each of the Conduit Lender and the Conduit Lender Eligible Lender Trustee hereby agrees to release its lien on and security interest in any Financed Student Loan for which the Funding Note Issuer has deposited to the Funding Note Issuer Collection Account an amount equal to the Reimbursement Amount and paid all other Reimbursement Event Fees and Expenses payable pursuant to Section 4.03. The Department Put Agreement shall provide that upon the payment of the Reimbursement Amount to the Department and the payment of all other Reimbursement Event Fees and Expenses, the Department shall promptly deliver to the Funding Note Issuer or its designated agent the related Loan Documents endorsed, to the extent applicable, to the order of the Funding Note Issuer or its designee, and all documentation relating to the administration of such Student Loan by the Department subsequent to the date of purchase by the Department, a payment history and a collection history.

ARTICLE V.
COVENANTS OF THE FUNDING NOTE ISSUER
From the date hereof until all of the Obligations hereunder and under the other Transaction Documents have been satisfied in full, the Funding Note Issuer agrees to perform and observe the covenants set forth in Appendix D.
ARTICLE VI.
EVENTS OF DEFAULT; SALE OF PLEDGED COLLATERAL
Section 6.01. Events of Default. After the occurrence of an event described in Appendix E, the Conduit Lender or the Manager may instruct the Conduit Administrator to, by notice to the Funding Note Issuer, declare the occurrence of an “Event of Default;” provided that, in the case of any event with respect to the Funding Note Issuer or the Eligible Lender Trustee described in clause (e) of Appendix E or any event described in clause (a), (k), (w) or (y) of Appendix E, an Event of Default shall be deemed to have occurred automatically and with respect to any event described in clause (j) or (v) of Appendix E, an Event of Default shall be deemed to occur automatically unless the Department shall have consented to the waiver of the related breach; and provided, further, that the occurrence of any event described in clause (x) of Appendix E shall automatically be deemed to constitute an “Event of Default” unless waived by the Manager with the consent of the Department; however the sole remedy with respect to such Event of Default shall be as provided in Section 1.03(c)(iii).
Section 6.02. Remedies Upon Event of Default.
(a) The Conduit Lender, the Manager , the SPV Administrator, the Eligible Lender Trustee and the Sponsor shall as soon as possible upon being made aware of the occurrence of any Event of Default or Potential Event of Default notify the Conduit Administrator. Upon the occurrence of an Event of Default, the Conduit Administrator shall have the right to declare, by notice to the Funding Note Issuer, that the Funding Note Balance, the Ratable Financing Costs accrued in respect of the Funding Note and all other Obligations of the Funding Note Issuer shall become immediately due and payable; provided that the Conduit Administrator shall not cause the acceleration of the Final Maturity Date unless instructed to take such action by the Manager; and provided further that the Funding Note Balance, the Ratable Financing Costs accrued in respect of the Funding Note and all other Obligations of the Funding Note Issuer shall automatically be accelerated upon the occurrence of any event with respect to the Funding Note Issuer described in clause (e) of Appendix E without any further action of the Conduit Lender, the Manager or the Conduit Administrator. Upon such acceleration of the Funding Note Balance, the Ratable Financing Costs accrued in respect of the Funding Note and all other Obligations of the Funding Note Issuer shall become immediately due and payable and the Conduit Lender shall have, in addition to all other rights and remedies under this Agreement or otherwise, but subject to the provisions of Section 6.02(b), all other rights and remedies available to a secured party under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative.
(b) Upon the declaration of an Event of Default or the automatic occurrence thereof, the Conduit Administrator shall (i) deliver a Put Notice to the Department in accordance with the Department Put Agreement of the occurrence of the related Department Put Event and its intention to sell the Financed Student Loans to the Department and (ii) notify each Servicer of the occurrence of such Event of Default. On or before the fifth (5th) day following the declaration of an Event of Default or the automatic occurrence thereof, the Funding Note Issuer shall, and shall cause each Servicer to, deliver a Loan Put Schedule to the Conduit Administrator and the Manager. The Manager shall use reasonable efforts to sell all of the Financed Student Loans pursuant to a Fair Market Auction no later than the fifteenth (15th) day following the Event of Default; provided that at any day prior to such auction, the Funding Note Issuer shall have the right to repay all outstanding Obligations and all Pledged Collateral shall thereupon be released. If the Manager has not sold the Financed Student Loans pursuant to a Fair Market Auction by the fifteenth (15th) day following the Event of Default, the Conduit Lender shall thereafter sell all of the Financed Student Loans to the Department for a price equal to the aggregate of the Department Put Prices for all such Financed Student Loans. Upon the declaration of the occurrence of an Event of Default this Section 6.02(b) shall require the Manager to sell all of the Financed Student Loans either through a Fair Market Auction or to the Department. Upon receipt of proceeds from each sale of a portion of the Financed Student Loans, the Manager shall direct the Conduit Administrator to accelerate a portion of the Funding Note Issuer’s obligations hereunder in an amount equal to the net proceeds of such sale, less the amount of any accrued and unpaid Ratable Financing Costs payable by the Funding Note Issuer. The Funding Note Issuer consents and agrees that the sale of all of the Financed Student Loans and the application of incremental proceeds as provided herein is commercially reasonable.

(c) Notwithstanding anything to the contrary in Section 1.05(a), the Funding Note Issuer shall direct in writing the Eligible Lender Trustee, each Servicer, the Seller, and each agent of any of the foregoing, to transmit directly to the Funding Note Issuer Collection Account any Collections with respect to Financed Student Loans selected for sale in connection with the exercise by the Conduit Lender of remedies pursuant to Section 1.03(c) or, following an Event of Default, any Collections on all Financed Student Loans within two (2) Business Days of identification of the related Student Loan. Such funds described in the preceding sentence shall be held in the Sold Loans Account and shall be used solely as described in this Section 6.02(c). If any Student Loan is sold to any Person other than the Department, the Conduit Administrator shall pay to the purchaser all Collections on the related Student Loans deposited to the Sold Loans Account after the related cut-off date for determining the sale price of such Student Loans, and any other Collections shall be applied by the Conduit Administrator in the same manner as the sale proceeds of the related Student Loans. If any Student Loan is purchased by the Department, the Conduit Administrator shall pay to the Department all Collections on the related Student Loans deposited to the Sold Loans Account to the extent such payments were not reflected in the Loan Put Schedule used to determine the Department Put Price for the related Student Loans, and any other Collections shall be applied by the Conduit Administrator in the same manner as the sale proceeds of the related Student Loans received from the Department.
Section 6.03. Sale of Financed Student Loans.
(a) The rights and remedies of a secured party which may be exercised by the Conduit Lender or its agent pursuant to Sections 6.02, 1.03(c) and 1.03(d) shall include, without limitation, the right, without notice except as specified below, to solicit and accept bids for and sell the Pledged Collateral or any part thereof in a Fair Market Auction or to the Department in accordance with the Department Put Agreement. The Conduit Lender appoints the Manager as its agent, and the Manager accepts such appointment, to conduct any Fair Market Auction of the Pledged Collateral for and on its behalf. The Funding Note Issuer hereby appoints the Conduit Administrator, and the Conduit Administrator accepts such appointment, to sell and transfer any Financed Student Loan required to be sold to the Department in accordance with this Agreement and the Department Put Agreement. This power is coupled with an interest and is irrevocable while any obligation under this Agreement remains outstanding. Any sale or transfer by the Conduit Lender or the Conduit Administrator on behalf of the Conduit Lender of Financed Student Loans shall only be made to an Eligible Lender or the Department. The Funding Note Issuer agrees that, to the extent notice of sale shall be required by law, five days’ notice to the Funding Note Issuer of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Conduit Lender or the Conduit Administrator on behalf of the Conduit Lender to sell the Pledged Collateral to an Eligible Lender on an “as is” basis, without representation or warranty of any kind. The Funding Note Issuer agrees that the procedures for any sale of a Financed Student Loan as set forth in Appendix G that is conducted in the timeframe specified in this Agreement for any such sale or a sale to the Department as contemplated by this Agreement and the Department Put Agreement are commercially reasonable and shall constitute the standards against which compliance with the requirements of Part 6 of Article 9 of the UCC shall be measured. The Conduit Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
(b) Except as provided in Section 1.03(c), the proceeds of any sale of Pledged Collateral shall be deposited into the Funding Note Issuer Collection Account and shall be distributed by the Conduit Administrator in the following priority: (i) to pay to the Department any accrued and unpaid amount due and owing to the Department or otherwise owed by the Funding Note Issuer to the Department in connection with the transactions contemplated by this Agreement, the Department Put Agreement or any other Transaction Document; (ii) to pay accrued and unpaid Ratable Financing Costs with respect to the Funding Note; (iii) to pay the Funding Note Balance; (iv) to pay the other Obligations of the Funding Note Issuer in accordance with the priority of payments described in Sections 1.05(a) and (c); and (v) to remit any excess amount to the Funding Note Issuer. As soon as reasonably practical, the Conduit Administrator shall prepare a report of amounts to be paid pursuant to the preceding sentence, and upon determination of such amounts, shall deliver such report to the Funding Note Issuer and distribute the proceeds of such sale in accordance with this Section 6.03(b).

ARTICLE VII.
INDEMNIFICATION
Section 7.01. Indemnification by the Funding Note Issuer.
(a) Without limiting any other rights which the Affected Parties or any of their respective Affiliates may have hereunder or under applicable law, to the fullest extent permitted by applicable law, the Funding Note Issuer hereby agrees to indemnify the Affected Parties and each of their respective successors, transferees, participants and assigns, and any members, investors, officers, directors, employees, agents, advisors, attorneys-in-fact or Affiliates of the foregoing (each, an “Indemnified Party”) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements awarded against or incurred by any of the Indemnified Parties arising out of or relating to the Transaction Documents or the Pledged Collateral, including, without limitation the following items described in clauses (i) through (x), but excluding, however (A) any indemnified amounts to the extent determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification and (B) except as provided in the Transaction Documents, any recourse for defaulted Student Loans or Delinquent Student Loans or losses attributable to changes in the market value of the Financed Student Loans including, without limitation, because of changes in market interest rates or in rate of prepayment (the foregoing, being collectively referred to as “Funding Note Issuer Indemnified Amounts”):
(i) the inaccuracy of any representation or warranty by any Transaction Party or any untrue, inaccurate, incomplete or misleading statement by any Transaction Party in any Transaction Document or any certificate, report, information or other document delivered pursuant thereto or in connection therewith, including, without limitation, any Reimbursement Event or any Repurchase Event;
(ii) any failure by any Transaction Party to deliver any information, report, certification, accountants’ letter or other material when and as required under the Transaction Documents or any other failure by any Transaction Party to perform, or any negligence or willful misconduct in the performance by any Transaction Party of, any of its obligations in any Transaction Document;
(iii) any actual or alleged violations of law, breach of contract or tort by any Transaction Party (including any violations of law in the origination or servicing of any Financed Student Loan);
(iv) with respect to any Financed Student Loan, any claim or dispute arising prior to, or arising from or relating to facts, with respect to origination, occurring on or prior to, the date on which such Financed Student Loan became a Financed Student Loan;
(v) the unavailability or destruction of any documents included in the definition of Loan Documents;
(vi) any failure to pay an Excluded Borrower Benefit prior to the sale of any Financed Student Loan to the Department;
(vii) any failure to vest and maintain in favor of the Conduit Lender and the Conduit Lender Eligible Lender Trustee, in its capacity as record owner, a first priority perfected security interest in any Financed Student Loan or other Pledged Collateral;
(viii) the Department or any Guarantor, as the case may be, refuses to honor all or part of a claim filed with respect to a Financed Student Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments or Guarantee payments);
(ix) to the extent not otherwise required to be paid pursuant to Section 1.11 hereof, any Indemnified Taxes and, without duplication, any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes that may at any time be asserted against any Indemnified Party with respect to the Financed Student Loans or the transactions contemplated by the Transaction Documents or the Department Put Agreement, and any costs and expenses of defending the same; and
(x) any Regulatory Change.
(b) Any Funding Note Issuer Indemnified Amounts shall be paid by the Funding Note Issuer in accordance with Section 1.05(c) on the first Settlement Date following the date of demand therefor accompanied by reasonable supporting documentation with respect to such amounts.

Section 7.02. Indemnification by the SPV Administrator.
(a) Without limiting any other rights which the Affected Parties or any of their respective Affiliates may have hereunder or under applicable law, to the fullest extent permitted by applicable law, the SPV Administrator hereby agrees to indemnify each Indemnified Party from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements awarded against or incurred by any of the Indemnified Parties arising out of or relating to the following items described in clauses (i) through (ix), but excluding, however (A) any indemnified amounts to the extent determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification and (B) except as provided in the Transaction Documents, any recourse for defaulted Student Loans or Delinquent Student Loans or losses attributable to changes in the market value of the Financed Student Loans including, without limitation, because of changes in market interest rates or in rate of prepayment (the foregoing, being collectively referred to as “SPV Administrator Indemnified Amounts”):
(i) the inaccuracy of any representation or warranty by the SPV Administrator or any untrue, inaccurate, incomplete or misleading statement by the SPV Administrator in any Transaction Document or any certificate, report, information or other document delivered pursuant thereto or in connection therewith;
(ii) any failure by the SPV Administrator to deliver any information, report, certification, accountants’ letter or other material when and as required under the Transaction Documents or any other failure by the SPV Administrator to perform, or any negligence or willful misconduct in the performance by the SPV Administrator of, any of its obligations in any Transaction Document;
(iii) any actual or alleged violations of law, breach of contract or tort by the SPV Administrator;
(iv) with respect to any Financed Student Loan, any claim or dispute arising prior to, or arising from or relating to facts, with respect to origination, occurring on or prior to, the date on which such Financed Student Loan became a Financed Student Loan;
(v) any failure to vest and maintain in favor of the Conduit Lender and the Conduit Lender Eligible Lender Trustee, in its capacity as record owner, a first priority perfected security interest in any Financed Student Loan or other Pledged Collateral;
(vi) [Reserved];
(vii) [Reserved];
(viii) the inaccuracy of any representation or warranty by the Funding Note Issuer or any untrue, inaccurate, incomplete or misleading statement by the Funding Note Issuer in Section 1 of Appendix C or any Reimbursement Amount or Reimbursement Event Fees and Expenses arising therefrom to the extent not paid when required to be paid by the Funding Note Issuer pursuant to Section 4.03; and
(ix) amounts payable by the Funding Note Issuer pursuant to Section 1.03(g).
(b) The SPV Administrator shall be jointly and severally liable (together with the Funding Note Issuer) for any Reimbursement Amount or Reimbursement Event Fees and Expenses arising from the inaccuracy of any representation or warranty by the Funding Note Issuer or any untrue, inaccurate, incomplete or misleading statement by the Funding Note Issuer in Section 1 of Appendix C.
(c) [Reserved].
(d) To the extent not paid pursuant to Section 1.05(c), any SPV Administrator Indemnified Amounts shall be paid by the SPV Administrator to the related Indemnified Party on or before the thirtieth (30th) day following the date of demand therefor accompanied by reasonable supporting documentation with respect to such amounts.

Section 7.03. Indemnification by the Master Servicer.
(a) Without limiting any other rights which the Affected Parties or any of their respective Affiliates may have hereunder or under applicable law, to the fullest extent permitted by applicable law, the Master Servicer hereby agrees to indemnify each Indemnified Party from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements awarded against or incurred by any of the Indemnified Parties arising out of or relating to the following items described in clauses (i) through (vii), but excluding, however (A) any indemnified amounts to the extent determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification and (B) except as provided in the Transaction Documents, any recourse for defaulted Student Loans or Delinquent Student Loans or losses attributable to changes in the market value of the Financed Student Loans including, without limitation, because of changes in market interest rates or in rate of prepayment (the foregoing, being collectively referred to as “Master Servicer Indemnified Amounts”):
(i) the inaccuracy of any representation or warranty by any Servicer or any untrue, inaccurate, incomplete or misleading statement by any Servicer in any Transaction Document or any certificate, report, information or other document delivered pursuant thereto or in connection therewith;
(ii) any failure by any Servicer to deliver any information, report, certification, accountants’ letter or other material when and as required under the Transaction Documents or any other failure by any Servicer to perform, or any negligence or willful misconduct in the performance by any Servicer of, any of its obligations in any Transaction Document;
(iii) any actual or alleged violations of law, breach of contract or tort by any Servicer occurring, directly or indirectly, in connection with the performance of its duties under any Transaction Document to which it is a party;
(iv) with respect to any Financed Student Loan and the servicing of such Financed Student Loan, any claim or dispute arising prior to, or arising from or relating to facts occurring on or prior to, the date on which such Financed Student Loan became a Financed Student Loan;
(v) [Reserved];
(vi) the inaccuracy of any representation or warranty by the Funding Note Issuer or any untrue, inaccurate, incomplete or misleading statement by the Funding Note Issuer in Section 2 of Appendix C and any Reimbursement Amount or Reimbursement Event Fees and Expenses arising therefrom to the extent not paid when required to be paid by the Funding Note Issuer pursuant to Section 4.03; and
(vii) the unavailability or destruction of any documents included in the definition of Loan Documents.
(b) The Master Servicer shall be jointly and severally liable (together with the Funding Note Issuer) for any Reimbursement Amount or Reimbursement Event Fees and Expenses arising from the inaccuracy of any representation or warranty by the Funding Note Issuer or any untrue, inaccurate, incomplete or misleading statement by the Funding Note Issuer in Section 2 of Appendix C.
(c) [Reserved].
(d) To the extent not paid pursuant to Section 1.05(c), any Master Servicer Indemnified Amounts shall be paid by the Master Servicer to the related Indemnified Party on or before the thirtieth (30th) day following the date of demand therefor accompanied by reasonable supporting documentation with respect to such amounts.
Section 7.04. Sponsor Guarantee. The Sponsor shall be jointly and severally liable for any Seller Indemnified Amounts and any Repurchase Amounts and all Repurchase Event Fees and Expenses payable under the Student Loan Purchase Agreement, all amounts payable by the SPV Administrator pursuant to Section 7.02 and all amounts payable by the Master Servicer pursuant to Section 7.03.
Section 7.05. Indemnification by the Sponsor.
(a) Without limiting any other rights which the Affected Parties or any of their respective Affiliates may have hereunder or under applicable law, to the fullest extent permitted by applicable law, the Sponsor hereby agrees to indemnify each Indemnified Party from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements awarded against or incurred by any of the Indemnified Parties arising out of or relating to the inaccuracy of any representation or warranty by the Sponsor or any untrue, inaccurate, incomplete or misleading statement by the Sponsor in any Transaction Document or any certificate, report, information or other document delivered pursuant thereto or in connection therewith, but excluding, however (A) any indemnified amounts to the extent determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification and (B) except as provided in the Transaction Documents, any recourse for defaulted Student Loans or Delinquent Student Loans or losses attributable to changes in the market value of the Financed Student Loans, including, without limitation, because of changes in market interest rates or in rate of prepayment (the foregoing, being collectively referred to as “Sponsor Indemnified Amounts”).

(b) Any Sponsor Indemnified Amounts shall be paid by the Sponsor to the related Indemnified Party on or before the thirtieth (30th) day following the date of demand therefor accompanied by reasonable supporting documentation with respect to such amounts.
ARTICLE VIII.
CONDUIT ADMINISTRATOR PROVISIONS
The Conduit Administrator hereby accepts the obligations imposed upon it by this Agreement, and agrees to perform said obligations. No implied duties, covenants or obligations of the Conduit Administrator shall be read into this Agreement. Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or the performance by the Conduit Administrator of its obligations hereunder or affecting the liability of or affording protection to the Conduit Administrator shall be subject to the provisions of the Administration Agreement. The Conduit Administrator shall, on behalf of the Conduit Lender, through one or more Subcustodians, hold all Promissory Notes and related Loan Documents with respect to Financed Student Loans as bailee and agent for the Conduit Lender and not for any other person or entity; provided that upon sale of any Financed Student Loan to the Department, the Conduit Administrator or the applicable Subcustodian shall hold the related Loan Documents as bailee and agent for the Department. On the same Business Day as received from the Funding Note Issuer, the Conduit Administrator shall forward to the Manager all Loan Designation Notices excluding any Loan Transmittal Summary Forms that may be attached to such Loan Designation Notices. Commencing in the first month in which the Funding Note Issuer pledges a Financed Student Loan pursuant to this Agreement and ending in July 2010, the Conduit Administrator shall provide, or shall cause to be provided, to the Department a notice setting forth the amount of Net Cash Proceeds (as defined in the Student Loan Purchase Agreement) received by the Seller during such month.
ARTICLE IX.
SPV ADMINISTRATOR PROVISIONS
Certain provisions relating to the SPV Administrator are contained in Appendix F.
ARTICLE X.
MANAGER PROVISIONS
The Manager hereby accepts the obligations imposed upon it by this Agreement, and, in accordance with the performance standards set forth in the Management Agreement, agrees to perform said obligations. No implied duties, covenants or obligations of the Manager shall be read into this Agreement. Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or the performance by the Manager of its obligations hereunder or affecting the liability of or affording protection to the Manager shall be subject to the provisions of the Management Agreement.
ARTICLE XI.
MASTER SERVICER PROVISIONS
The Master Servicer shall manage, service, administer and make collections on the Financed Student Loans in accordance with the related Servicing Agreement. The Master Servicer may, at any time, appoint one or more subservicers to perform all or any portion of its obligations under its Servicing Agreement; provided, however, that the Master Servicer shall remain obligated and be liable to the Funding Note Issuer, the Eligible Lender Trustee and the Conduit Lender for the servicing and administering of the Financed Student Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Financed Student Loans and provided further, that the Master Servicer shall not enter into a Servicing Agreement with any subservicer that has not demonstrated an ability to accurately produce a Monthly Servicer Report. To the extent the Master Servicer desires to appoint a subservicer to perform all or any portion of its duties as Servicer, the Master Servicer shall cause such subservicer to enter into a Servicing Agreement with the Master Servicer, to which the Funding Note Issuer and the Affected Parties shall be express third-party beneficiaries.

ARTICLE XII.
MISCELLANEOUS
Section 12.01. Amendments, Etc.
(a) Unless otherwise specified herein, no amendment to or waiver of any provision of this Agreement nor consent to any departure by the Funding Note Issuer or any other Person therefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto. Notwithstanding the foregoing, if the Conduit Administrator provides the parties hereto with notice of any proposed amendment that has been approved by the Conduit Advisory Committee and the Funding Note Issuer shall borrow an Advance hereunder or Grant Financed Student Loans hereunder subsequent to receiving such notice, the Funding Note Issuer, the SPV Administrator, the Master Servicer, the Eligible Lender Trustee and the Sponsor shall be deemed to have consented to such amendment. For purposes of the preceding sentence, notice shall be sufficient if delivered in accordance with Section 12.02 or if such amendment shall be posted to a website maintained by the Department. No amendment to this Agreement shall be effective without the prior written consent of the Department and the Federal Financing Bank, as liquidity lender to the Conduit Lender; provided further that, (i) with not less than ten (10) Business Days’ prior written notice to the Department and the Federal Financing Bank, the parties hereto may enter into any such amendment, subject to the provisions in this Section 12.01, that does not have an adverse effect on the Department or the Federal Financing Bank and (ii) no amendment to this Agreement shall be effective unless each Rating Agency shall have been provided with at least ten (10) days prior notice and S&P shall not have notified the Manager or the Funding Note Issuer that such amendment would result in a reduction, qualification or withdrawal of the then-current rating of the Funding Note.
(b) Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. To the extent the consent of any of the parties hereto (other than the Funding Note Issuer) is required under any of the Transaction Documents, the determination as to whether to grant or withhold such consent shall be made by such party in its sole discretion without any implied duty toward any other Person, except as otherwise expressly provided herein or therein.
Section 12.02. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy or other electronic means) and mailed, delivered by nationally recognized overnight courier service, transmitted or delivered by hand, as to each party hereto, at its address set forth on Exhibit F hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the specified facsimile number and an appropriate confirmation is received, (ii) if given by e-mail (to the extent an e-mail address has been provided), when sent to the specified e-mail address and an appropriate confirmation is received, (iii) if given by mail, five days after being deposited in the United States mail, first class postage prepaid (except that notices and communications delivered to the Department or pursuant to Articles I and VI to the extent not mailed by registered or certified mail, return receipt requested, shall not be effective until received), (iv) if given by nationally recognized courier guaranteeing overnight delivery, the Business Day following such day after such communication is delivered to such courier (except that notices and communications delivered to the Department or pursuant to Articles I and VI to the extent not e-mailed or mailed by registered or certified mail, return receipt requested, shall not be effective until received) or (v) if given by any other means, when delivered at the address (electronic or otherwise) specified in this Section 12.02. Notwithstanding the foregoing, with respect to any Transaction Document, any recipient may designate what it deems to be appropriate confirmation and that notification by e-mail to it shall not be effective without such confirmation.
Section 12.03. No Waiver; Remedies. No failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 12.04. Successors and Assigns; Binding Effect.
(a) This Agreement shall be binding on the parties hereto and their respective successors and permitted assigns; provided, however, that, except as contemplated by Section 1.08 hereof, neither the Funding Note Issuer nor the SPV Administrator may assign or otherwise transfer any of its rights or obligations or delegate any of its duties hereunder or under any of the other Transaction Documents to which it is a party without the prior written consent of the Conduit Lender and the Department. In addition to the foregoing written consent requirement, no transfer of the rights to amounts described in Section 1.05(c)(ix) shall be effectuated by the Funding Note Issuer without obtaining an opinion of nationally recognized tax counsel (approved by the Conduit Lender) that any such transfer will not result in the Conduit Lender being subject to tax as an association taxable as a corporation for United States federal income tax purposes. No provision of this Agreement shall in any manner restrict the ability of the Conduit Administrator, the Conduit Lender or any Affected Party to assign, participate, grant security interests in, or otherwise transfer any portion of the Funding Note or any beneficial interest therein.
(b) The Conduit Lender may at any time pledge or Grant a security interest in all or any portion of its rights under this Agreement and any Funding Note (including, without limitation, rights to payment of principal and Ratable Financing Costs) to secure its obligations, including without limitation any pledge, grant, or assignment to secure obligations to a Federal Reserve Bank, without notice to or consent of any Transaction Party; provided, that no such pledge or Grant of a security interest shall substitute any such pledgee or grantee for the Conduit Lender as a party to this Agreement.
(c) Each of the parties hereto acknowledges and agrees that the Department and the other Affected Parties are express third party beneficiaries hereof entitled to enforce all of the obligations of the Funding Note Issuer with respect to Reimbursement Amounts and Reimbursement Event Fees and Expenses and indemnities owed by the Transaction Parties and to enforce the terms hereof as if they were parties hereto. For the avoidance of doubt, all rights and remedies of the Funding Note Issuer, the SPV Administrator and the Conduit Lender with respect to any Financed Student Loan sold to the Department in accordance with the Department Put Agreement shall automatically be assigned to the Department.
Section 12.05. Survival. The rights and remedies with respect to any breach of a representation and warranty made by or on behalf of the Funding Note Issuer pursuant to Article IV and the indemnification and payment provisions of Article VII and Sections 1.11, 12.06, 12.07, 12.08, 12.09, 12.10, 12.12, 12.14, 12.15, 12.16 and 12.17 shall be continuing and shall survive the termination of this Agreement.
Section 12.06. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 12.07. Submission to Jurisdiction; Waiver of Jury Trial; Appointment of Service Agent.
(a) EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 12.07 SHALL AFFECT THE RIGHT OF THE CONDUIT LENDER OR ANY AFFECTED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE FUNDING NOTE ISSUER, THE SPV ADMINISTRATOR, THE MASTER SERVICER OR THE SPONSOR OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.
(b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

(c) The Funding Note Issuer hereby appoints Corporation Service Company, 80 State Street, Albany, NY 12207-2543 as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which such Person is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State court sitting in the Borough of Manhattan by any Affected Party or any successor or assignee of any of them.
Section 12.08. Costs and Expenses. The Funding Note Issuer agrees to pay, on or before the 30th day following the date of demand, all reasonable and customary costs, fees and expenses of the Eligible Lender Trustee, the Conduit Lender, the Department and the other Affected Parties incurred in connection with the due diligence, negotiation, preparation, execution, delivery, renewal or any amendment or modification of, or any waiver or consent issued in connection with, this Agreement, any Program Support Agreement, any Department Bill of Sale or any other Transaction Document, and the transactions contemplated herein or therein, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Eligible Lender Trustee, the Conduit Lender, the Department or the other Affected Parties with respect thereto and all other costs, fees and expenses, if any (including the applicable Rating Agency fees and reasonable auditors’ and counsel fees and expenses), incurred by the Eligible Lender Trustee, the Conduit Lender, the Department or the other Affected Parties in connection with the enforcement of this Agreement and the other Transaction Documents, including, without limitation, any costs, fees and expenses incurred in connection with transferring (including the transfer of ownership) and delivering Student Loans to the Conduit Lender or the Department. The Sponsor agrees to pay such required payments on behalf of the Funding Note Issuer on the Closing Date to the extent such expenses are accrued and properly invoiced prior to the Closing Date.
Section 12.09. Bankruptcy Non-Petition and Limited Recourse. Notwithstanding any other provision of this Agreement, each party hereto (other than the Funding Note Issuer) covenants and agrees that it shall not, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after payment in full of the Funding Note, institute against, or join any other Person in instituting against, the Funding Note Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any similar proceeding under any federal or state bankruptcy or similar law; provided, that nothing in this provision shall preclude or be deemed to stop any party hereto (a) from taking any action prior to the expiration of the aforementioned one year and one day period in (i) any case or proceeding voluntarily filed or commenced by the Funding Note Issuer or (ii) any involuntary insolvency proceeding filed or commenced against the Funding Note Issuer by any Person other than a party hereto or (b) from commencing against the Funding Note Issuer or the Pledged Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency or a liquidation proceeding. The obligations of the Funding Note Issuer under this Agreement are limited recourse obligations payable solely from the Pledged Collateral and, following realization of the Pledged Collateral and its application in accordance with the terms hereof, any outstanding obligations of the Funding Note Issuer hereunder shall be extinguished and shall not thereafter revive. In addition, no recourse shall be had for any amounts payable or any other obligations arising under this Agreement against any officer, member, director, employee, partner or security holder of the Funding Note Issuer or any of its successors or assigns. The provisions of this Section 12.09 shall survive the termination of this Agreement.
Section 12.10. Recourse Against Certain Parties. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender or the Program Support Providers as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender or the Program Support Providers or any incorporator, Affiliate, stockholder, officer, employee or director of the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender or the Program Support Providers or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender and the Program Support Providers contained in this Agreement and all of the other agreements, instruments and documents entered into by the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender or the Program Support Providers pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Eligible Lender Trustee, the Conduit Lender or the Program Support Providers, as applicable. No personal liability whatsoever shall attach to or be incurred by any administrator of the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender or the Program Support Providers or any incorporator, stockholder, Affiliate, officer, employee or director thereof or any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender or the Program Support Providers contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and any and all personal liability of every such administrator and each incorporator, stockholder, Affiliate, officer, employee or director of the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender or the Program Support Providers or of any such administrator, or any of them, for breaches by the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender or the Program Support Providers of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement except to the extent finally determined by a court of competent jurisdiction in a non-appealable judgment to have resulted from gross negligence, willful misconduct or fraud on the part of such Person. The provisions of this Section 12.10 shall survive the termination of this Agreement and, with respect to the rights of the Eligible Lender Trustee or the Conduit Administrator, the resignation or removal of the Eligible Lender Trustee or the Conduit Administrator.

Section 12.11. Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail of an executed signature page of this Agreement or any other Transaction Document shall be effective as delivery of an executed counterpart hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
Section 12.12. Confidentiality.
(a) Each of the Conduit Administrator and the Conduit Lender agrees to keep confidential and not disclose any non-public information or documents related to the Funding Note Issuer or any Affiliate of the Funding Note Issuer delivered or provided to such Person in connection with this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby and which are clearly identified in writing by the Funding Note Issuer or such Affiliate as being confidential; provided, however, that each of the foregoing may (to the extent not prohibited by applicable privacy laws) disclose such information:
(i) to the extent required or deemed necessary and/or advisable by such Person’s counsel in any judicial, regulatory, arbitration or governmental proceeding or under any law, regulation, order, subpoena or decree;
(ii) to its officers, directors, employees, accountants, auditors and outside counsel, in each case, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality;
(iii) to any Program Support Provider, any potential Program Support Provider, or any assignee or participant or potential assignee or participant of any Program Support Provider, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality;
(iv) to any assignee, participant or potential assignee or participant of or with any of the foregoing;
(v) in connection with the enforcement hereof or of any of the other Transaction Documents or any Program Support Agreement;
(vi) to any Rating Agency rating the Securities or the Funding Note;
(vii) to the Manager;
(viii) to the Department; and
(ix) to such other Persons as may be approved by the Funding Note Issuer.
Notwithstanding the foregoing, the foregoing obligations shall not apply to any such information, documents or portions thereof that (x) were of public knowledge or literature generally available to the public at the time of such disclosure; or (y) have become part of the public domain by publication or otherwise, other than as a result of the failure of such party or any of its respective employees, directors, officers, advisors, accountants, auditors, or legal counsel to preserve the confidentiality thereof.

(b) Notwithstanding any statement to the contrary contained herein, each of the Funding Note Issuer, the SPV Administrator, the Master Servicer and the Sponsor hereby agrees that it will not issue any press release describing the Department Put Agreement, the Liquidity Facility, the Student Loan Short-Term Notes or the structure of the Conduit Lender or engage in any other publicity activities with respect to the transactions contemplated by the Transaction Documents that may constitute advertising or general solicitation with respect to the Securities.
(c) Notwithstanding any other provision herein to the contrary, each of the parties hereto (and each employee, representative or other agent of each such party) may disclose to any and all Persons, without limitation of any kind, any information with respect to the United States federal, state and local “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated by the Transaction Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such party or its representatives relating to such tax treatment and tax structure; provided, that no Person may disclose the name of or identifying information with respect to any party identified in the Transaction Documents or any pricing terms or other nonpublic business or financial information that is unrelated to the United States federal, state and local tax treatment of the transaction and is not relevant to understanding the United States federal, state and local tax treatment of the transaction, without complying with the provisions of Section 12.12(a); provided further, that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local tax treatment or tax structure of the transactions contemplated hereby.
Section 12.13. Section Titles. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.
Section 12.14. Entire Agreement. This Agreement, including all Exhibits, Schedules and Appendices and other documents attached hereto or incorporated by reference herein, together with the other Transaction Documents constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof; provided that, with respect to any matter addressed in the Department Put Agreement, if this Agreement shall be inconsistent with the Department Put Agreement, the Department Put Agreement shall control.
Section 12.15. No Petition. Each of the Funding Note Issuer, the SPV Administrator, the Eligible Lender Trustee and the Conduit Administrator hereby covenants and agrees with respect to the Conduit Lender that, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after the payment in full of all outstanding indebtedness of the Conduit Lender, it will not institute against or join any other Person or entity in instituting against the Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The foregoing shall not limit the rights of the Funding Note Issuer, the SPV Administrator, the Eligible Lender Trustee or the Conduit Administrator to file any claim in, or otherwise take any action with respect to, any insolvency proceeding instituted against the Conduit Lender by a Person other than the Funding Note Issuer, the SPV Administrator, the Eligible Lender Trustee or the Conduit Administrator, as applicable. The provisions of this Section 12.15 shall survive the termination of this Agreement.
Section 12.16. Excess Funds. Notwithstanding any provisions contained in this Agreement to the contrary, the Conduit Lender shall not, nor shall be obligated to, pay any amount pursuant to this Agreement unless (i) the Conduit Lender has received funds which may be used to make such payment and which funds are not required to repay its Securities when due and (ii) after giving effect to such payment, either (x) the Conduit Lender could issue Securities to refinance all of its outstanding Securities (assuming such outstanding Securities matured at such time) in accordance with the program documents governing the Conduit Lender’s Securities issuance program or (y) all of the Conduit Lender’s Securities are paid in full. Any amount which a Conduit Lender does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the Bankruptcy Code) against or corporate obligation of the Conduit Lender for any such insufficiency unless and until the Conduit Lender satisfies the provisions of clauses (i) and (ii) above.

Section 12.17. Eligible Lender Trustee.
(a) The parties hereto agree that the Eligible Lender Trustee shall be afforded all of the rights, immunities and privileges afforded to the Eligible Lender Trustee under the Eligible Lender Trust Agreement in connection with its execution of this Agreement.
(b) Notwithstanding the foregoing, none of the Affected Parties shall have recourse to the assets of the Eligible Lender Trustee in its individual capacity in respect of the obligations of the Funding Note Issuer. The parties hereto acknowledge and agree that Zions First National Bank and any successor eligible lender trustee is entering into this Agreement solely in its capacity as Eligible Lender Trustee, and not in its individual capacity, and in no case shall Zions First National Bank (or any Person acting as successor eligible lender trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Funding Note Issuer, all such liability, if any, being expressly waived by the parties hereto, any Person claiming by, through, or under any such party.
Section 12.18. USA PATRIOT Act Notice. The Conduit Administrator hereby notifies the Funding Note Issuer that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Funding Note Issuer, which information includes the name, address and organizational documents of the Funding Note Issuer and other information that will allow the Conduit Administrator to identify the Funding Note Issuer in accordance with the Patriot Act.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE CONDUIT LENDER:

STRAIGHT-A FUNDING, LLC

By:	BMO Capital Markets Corp., not in its individual
capacity but solely in its capacity as Manager

By:	/s/ Bart Steenbergen

	Name:	Bart Steenbergen
	Title:	Managing Director

THE FUNDING NOTE ISSUER:

NELNET SUPERCONDUIT FUNDING, LLC

By:	/s/ Hannah Smitterberg

	Name:	Hannah Smitterberg
	Title:	Assistant Vice President

THE ELIGIBLE LENDER TRUSTEE:

ZIONS FIRST NATIONAL BANK, not in its individual capacity but solely in its capacity as Eligible Lender Trustee

By:	/s/ David W. Bata

	Name:	David W. Bata
	Title:	Vice President and Trust Officer

THE SPV ADMINISTRATOR:

NATIONAL EDUCATION LOAN NETWORK, INC.

By:	/s/ Terry Heimes

	Name:	Terry Heimes
	Title:	CFO

S-1

CONDUIT ADMINISTRATOR:

THE BANK OF NEW YORK MELLON

By:	/s/ Dennis Kildea

	Name:	Dennis Kildea
	Title:	Assistant Vice President

SPONSOR:

NELNET, INC.

By:	/s/ Mike Dunlap

	Name:	Mike S. Dunlap
	Title:	CEO

MASTER SERVICER:

NATIONAL EDUCATION LOAN NETWORK, INC.

By:	/s/ Terry Heimes

	Name:	Terry Heimes
	Title:	CFO

MANAGER:

BMO CAPITAL MARKETS CORP.

By:	/s/ Bart Steenbergan

	Name:	Bart Steenbergan
	Title:	Managing Director

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APPENDIX A
DEFINITIONS
As used in this Agreement and its exhibits and appendices, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined unless otherwise noted).
Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Transaction Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, and (iii) reference to any time shall mean New York City time.
“Additional Securities” means securities other than Student Loan Short-Term Notes issued by the Conduit Lender.
“Administration Agreement” means the Administration Agreement between the Conduit Lender and the Conduit Administrator.
“Advance” means an advance made by the Conduit Lender pursuant to Article I.
“Advance Amount” means, with respect to any Advance Date, the lesser of (i) the Allocation Amount for such Advance Date and (ii) the maximum amount by which the Funding Note Balance may be increased without causing the Asset Coverage Ratio to be less than the Minimum Asset Coverage Ratio.
“Advance Confirmation” means a notice in the form of Exhibit Q.
“Advance Date” means, with respect to any Advance, the date on which such Advance is made.
“Adverse Claim” means, without duplication, an “adverse claim” as such term is defined in the UCC and any lien, security interest, charge, encumbrance, property interest or other right or claim or restriction in favor of any Person (including any claim arising from any UCC financing statement or similar instrument filed against the assets of that Person) other than, with respect to the Pledged Collateral, any lien, security interest, charge, encumbrance or other right or claim or restriction in favor of the Conduit Lender.
“Affected Party” means the Conduit Lender, the Conduit Administrator, the Manager, each Structuring Agent, each Program Support Provider, the Eligible Lender Trustee, the Department, any dealer for the Student Loan Short-Term Notes and any permitted assignee of the Conduit Lender.
“Affiliate” means, when used with respect to a Person, any other Person controlling, controlled by or under common control with such Person. A Person shall be deemed to control another person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract or otherwise.
“Affiliated Prior Transferor” means any Prior Transferor that is an Affiliate of the Funding Note Issuer.
“Affiliated Servicer” means any Servicer that is the Funding Note Issuer or an Affiliate of the Funding Note Issuer.

Appenddix A-1

“Agreed Upon Procedures Letter” means, an agreed upon procedures letter, prepared in accordance with the guidelines published by the Department from time to time, provided by a public accounting firm approved by the Manager covering compliance of a sample of Financed Student Loans with the criteria regarding loan eligibility as specified in the guidelines published by the Department from time to time. Unless otherwise specified in the guidelines published by the Department or in this Agreement, the relevant sample shall include such number of Student Loans as may be determined by the public accounting firm that will ensure a 95% rate of confidence in such sample. The relevant pool for any Agreed Upon Procedures Letter required to be delivered with respect to any Grant Date shall, at a minimum, include all Financed Student Loans pledged to the Conduit Lender on such Grant Date and all Financed Student Loans that have not previously been included in a relevant pool for an Agreed Upon Procedures Letter delivered to the Manager and the Department in respect of any prior Grant Date or Advance Date, and for the avoidance of doubt, may include additional Student Loans. The relevant pool for any Agreed Upon Procedures Letter required to be delivered with respect to any Advance Date that is not a Grant Date shall, at a minimum, include all Financed Student Loans that have not previously been included in a relevant pool for an Agreed Upon Procedures Letter delivered to the Manager and the Department in respect of any prior Grant Date or Advance Date, and for the avoidance of doubt, may include additional Student Loans. The relevant pool for any Agreed Upon Procedures Letter required to be delivered pursuant to Section 12 of Appendix D of this Agreement shall, at a minimum, include all Financed Student Loans that have not previously been included in a relevant pool for an Agreed Upon Procedures Letter delivered to the Manager and the Department pursuant to Section 12 of Appendix D of this Agreement, and may include other Financed Student Loans in accordance with the guidelines published by the Department.
“Agreement” means this Funding Note Purchase Agreement, together with all exhibits, schedules and appendices attached hereto as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.
“Allocation Amount” means, with respect to any Advance Date, all or a portion of the amount of the Advance requested by the Funding Note Issuer for such Advance Date, as determined in accordance with the Funding Allocation Procedures.
“Applicable Document” means, with respect to the Conduit Lender, the Funding Note Issuer, the Eligible Lender Trustee, the Conduit Administrator or the SPV Administrator, as the context requires, this Agreement and each other Transaction Document to which such entity it is a party.
“Asset Coverage Ratio” means, as of any date of determination, the ratio (expressed as a percentage and rounded to the nearest second decimal place) of (a) the Collateral Value of the Financed Student Loans as of the end of the most recent Settlement Period, less the Collateral Value of any Student Loans released from the Conduit Lender’s security interest after the end of the most recent Settlement Period and on or prior to such date of determination, plus the aggregate Collateral Value of any Student Loans that became Financed Student Loans after the end of the most recent Settlement Period and on or prior to such date of determination (determined as of the related Cut-off Date) to (b) the Funding Note Balance as of such date.
“Authorized Officer” means:
(a) with respect to the Funding Note Issuer, any officer of the Eligible Lender Trustee or the SPV Administrator who is authorized to act for the Eligible Lender Trustee or the SPV Administrator in matters relating to the Funding Note Issuer pursuant to the Transaction Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee or the SPV Administrator, as applicable, to the Conduit Lender on the Closing Date (as such list may be modified or supplemented by the Eligible Lender Trustee or the SPV Administrator, as applicable, from time to time thereafter and delivered to the Manager);
(b) with respect to the SPV Administrator, any officer of the SPV Administrator who is authorized to act for the SPV Administrator in matters relating to itself or to the Funding Note Issuer and to be acted upon by the SPV Administrator pursuant to the Transaction Documents and who is identified on the list of Authorized Officers delivered by the SPV Administrator to the Conduit Lender on the Closing Date (as such list may be modified or supplemented by the SPV Administrator from time to time thereafter and delivered to the Manager);
(c) with respect to any Servicer, any officer of such Servicer who is authorized to act for such Servicer in matters relating to itself or to be acted upon by such Servicer pursuant to the Transaction Documents and who is identified on the list of Authorized Officers delivered by such Servicer to the Conduit Lender on the Closing Date (as such list may be modified or supplemented by such Servicer from time to time thereafter and delivered to the Manager); and
(d) with respect to the Eligible Lender Trustee, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to itself or to be acted upon by the Eligible Lender Trustee pursuant to the Transaction Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Conduit Lender on the Closing Date (as such list may be modified or supplemented by the Eligible Lender Trustee from time to time thereafter and delivered to the Manager and the Funding Note Issuer).

Appenddix A-2

“Available Funds” means, with respect to a Settlement Date, the sum of the following amounts received into the Funding Note Issuer Collection Account with respect to the related Settlement Period:
(a) all collections of principal and interest on the Financed Student Loans, including any payments received from the Guarantees on the Financed Student Loans, in each case, to the extent received after the related Cut-off Date for each Financed Student Loan but net of (i) any collections in respect of principal on the Financed Student Loans applied by the Funding Note Issuer to repurchase Guaranteed loans from the Guarantors under the Guarantee Agreements, (ii) amounts required by the Higher Education Act to be paid to the Department or to be repaid or rebated to Borrowers (whether or not in the form of a principal reduction of the applicable Financed Student Loan) on the Financed Student Loans for that Settlement Period and (iii) amounts deposited to the DOE Reserve Account pursuant to Section 1.07 in respect of Estimated Excess Accrual;
(b) any Interest Subsidy Payments and Special Allowance Payments with respect to the Financed Student Loans received during that Settlement Period for the Financed Student Loans;
(c) all Liquidation Proceeds from any Financed Student Loans which became Liquidated Student Loans during that Settlement Period in accordance with the Servicer’s applicable Servicing Policies, plus all Recoveries on Liquidated Student Loans which were written off in prior Settlement Periods or during that Settlement Period;
(d) the aggregate of the Reimbursement Amounts deposited to the Funding Note Issuer Collection Account during that Settlement Period and any amounts received from any Servicer in connection with Financed Student Loans purchased by such Servicer or its assignee or any other reimbursement obligations of any Servicer for breaches of representations, warranties, covenants or otherwise in accordance with this Agreement;
(e) investment earnings for that Settlement Period earned on investments in the Trust Accounts during such Settlement Period;
(f) amounts, if any, transferred into the Funding Note Issuer Collection Account from the Reserve Account in excess of the Reserve Account Specified Balance, calculated as of the end of the Settlement Period related to that Settlement Date;
(g) amounts received, if any, in respect of insurance proceeds after the related Cut-off Date for any Financed Student Loan;
(h) if a Financed Student Loan is consolidated, the portion of the proceeds of the applicable Consolidation Loan allocable to such Financed Student Loan;
(i) the aggregate Department Put Prices of any Financed Student Loans sold to the Department pursuant to the Department Put Agreement or the proceeds of any sale of Financed Student Loans; and
(j) all other Collections or other amounts deposited into the Funding Note Issuer Collection Account for application pursuant to Section 1.05(c) on the applicable Settlement Date (other than amounts deposited pursuant to clauses (c) and (d) of Section 1.06, funds on deposit in the Sold Loans Account and cash collateral posted pursuant to Section 1.02(b)).
“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time, and any successor statute.
“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Funding Note Issuer or any ERISA Affiliate is, or at any time during the immediately preceding six years was, an “employer” as defined in Section 3(5) of ERISA.
“Bill of Sale” means each agreement substantially in the form of Attachment A of the Student Loan Purchase Agreement and executed by an Authorized Officer of the Seller, the Seller Eligible Lender Trustee, the Funding Note Issuer and the Eligible Lender Trustee, pursuant to which the Seller and the Seller Eligible Lender Trustee grant, sell, assign, transfer, convey and, to the extent applicable, contribute to the Funding Note Issuer and the Eligible Lender Trustee, all right, title and interest of the Seller and the Seller Eligible Lender Trustee in certain Eligible Loans as listed on a Loan Transmittal Summary Form.

Appenddix A-3

“Blackout Date” means a day identified by the Department in writing to the Conduit Administrator as unavailable for making purchases of Loans or other payments under the Department Put Agreement, which notice shall be provided to the Conduit Administrator not less than ninety (90) days prior to the applicable Blackout Date except in the case of exigent circumstances, in which case the Department will provide notice as soon as reasonably practicable.
“Borrower” means the student or parent obligor on a Student Loan.
“Breakage Account” means the account identified as the “Breakage Account” in the certificate delivered by the Conduit Administrator pursuant to Section 1(a)(vi) of Appendix B on the Closing Date, or any account replacing such account.
“Business Day” means a day other than (i) a federal holiday, (ii) a Saturday or a Sunday or (iii) any other day on which commercial banks in New York are required by law to close.
“Calculation Date” means the date of issuance of the Funding Note or any date of an increase in the Highest Funding Note Balance of such Funding Note.
“Calculation Date Structuring Fee” means, for any Calculation Date, an amount equal to the Structuring Fee Rate in effect on such Calculation Date multiplied by the amount of the increase, if any, in the Highest Funding Note Balance of the Funding Note on such Calculation Date.
“Capitalized Ratable Financing Costs” means, any portion of the Ratable Financing Costs for any Yield Period that remains unpaid after giving effect to all distributions to be made on any Settlement Date.
“Category Percentage” means, with respect to a given category of Student Loans, the percentage of the Student Loans (by count) in such category in the Relevant Loan Portfolio.
“Closing Date” means May 13, 2009.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute and the regulations promulgated and rulings issued thereunder.
“Collateral Value” means, as to any Financed Student Loan as of any date of determination, the product of (a) the sum of (i) the Principal Balance of such Financed Student Loan on such date of determination, and (ii) all accrued and unpaid Interest Subsidy Payments and Special Allowance Payments on such Financed Student Loan multiplied by (b) 97%.
“Collections” means (a) all amounts received with respect to principal and interest and other proceeds, payments and reimbursements, including Recoveries, with respect to any Financed Student Loan and any other collection of amounts with respect to such Financed Student Loan after the related Cut-off Date for such Student Loan and (b) all other collections and other cash proceeds of the Pledged Collateral (including, without limitation, in each of clauses (a) and (b) above, each of the items enumerated in the definition of Available Funds with respect to any Settlement Period).
“Commitment Amount” means, with respect to the Funding Note Issuer and all pledges of Financed Student Loans to the Conduit Lender during a calendar month, an amount equal to the product of (a) the Net Cash Proceeds received by the Funding Note Issuer in such month, multiplied by (b) the applicable Market Adjustment.
“Commitment Reporting Date” is defined in Section 2 of the Student Loan Purchase Agreement.
“Conduit Administrator” means The Bank of New York Mellon, a New York banking corporation.
“Conduit Advisory Committee” means the conduit advisory committee formed for the Conduit Lender pursuant to the Administration Agreement.
“Conduit Financing Costs” means, with respect to any Yield Period, an amount equal to all financing and other fees, costs, expenses and indemnities of the Conduit Lender and the Securities issuance program of the Conduit Lender for such Yield Period, but excluding (i) Startup Costs, (ii) Transaction Costs and (iii) Other Conduit Costs.

Appenddix A-4

“Conduit Lender” means Straight-A Funding, LLC, a Delaware limited liability company.
“Conduit Lender Account” means the account identified as the “Collection Account” in the Administration Agreement.
“Conduit Lender Eligible Lender Trustee” means The Bank of New York Mellon, a New York banking corporation.
“Confidence Range” means the range between the Upper Boundary and the Lower Boundary.
“Consolidation Loan” means a loan made to a borrower which loan consolidates such borrower’s PLUS Loans, SLS Loans, direct loans made by the Department, Stafford Loans in accordance with the Higher Education Act and/or loans made under the Federal Health Education Assistance Loan Program authorized under Sections 701 through 720 of the Public Health Services Act.
“Cut-off Date” means, with respect to any Financed Student Loan, the date set forth as such in the Loan Designation Notice relating to the Grant of such Financed Student Loan.
“Daily Put Limit” means (i) $500,000,000 per week during any calendar week prior to July 20, 2009 or (ii) $10,000,000,000 on any Department Put Date on or after July 20, 2009.
“Debt” means, with respect to any Person, (a) indebtedness of such Person for borrowed money; (b) obligations of such Person evidenced by bonds, debentures, notes, letters of credit, interest rate and currency swaps or other similar instruments; (c) obligations of such Person to pay the deferred purchase price of property or services; (d) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases; (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations; (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of other Persons of the kinds referred to in clauses (a) through (e) above; (g) all obligations of such Person upon which interest charges are customarily paid; (h) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances or as an account party in respect of letters of credit and letters of guaranty; (j) all obligations of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such obligations provide that such Person is not liable therefor; and (k) any other liabilities of such Person which would be treated as indebtedness in accordance with GAAP.
“Delinquency Put Date” means, with respect to a Delinquency Put Event, the third Business Day of the calendar week that includes the date forty-five (45) days after the applicable Delinquency Put Event.
“Delinquency Put Event” means, with respect to any Financed Student Loan, such Financed Student Loan shall have become 210 days delinquent.
“Delinquent Student Loan” means any Financed Student Loan as to which any payment, or portion thereof, is more than 210 days past due from the original due date thereof.
“Department” means the United States Department of Education, or any official of the Department duly authorized to perform any function with respect to the transactions under the Department Put Agreement or the other Transaction Documents.
“Department Bill of Sale” means a bill of sale delivered pursuant to the Department Put Agreement, executed by an authorized officer of the Conduit Lender and the Conduit Administrator, which shall (i) set forth the Putable Loans sold by the Conduit Lender and the Conduit Administrator to the Department pursuant thereto; (ii) sell, assign and convey to the Department and its assignees, all right, title and interest of the Conduit Administrator, the Conduit Lender and the Funding Note Issuer in the Putable Loans listed on such bill of sale; and (iii) sell, assign and convey all rights of the Conduit Lender and the Conduit Administrator under this Agreement and the Student Loan Purchase Agreement with respect to the Putable Loans sold thereunder.

Appenddix A-5

“Department Put Agreement” means the agreement between the Conduit Administrator, the Conduit Lender and the Department pursuant to which the Department, subject to the terms and conditions described therein, has agreed to purchase Financed Student Loans from the Conduit Administrator upon the occurrence of certain events.
“Department Put Date” means the date (or, if such day is not a Business Day, the following Business Day or, if such day is a Blackout Date, the preceding Business Day that is not a Blackout Date and on which the Daily Put Limit has not been exceeded) forty-five (45) days after delivery of a Put Notice to the Department or, with respect to a Delinquency Put Event, the applicable Delinquency Put Date, on which the Conduit Lender and the Conduit Administrator sell and the Department purchases Putable Loans in accordance with this Agreement. The latest Department Put Date shall be the Put Expiration Date.
“Department Put Event” means the occurrence of any of the following:
(i) any failure to make a Liquidity Advance when due; provided, that, a Department Put Event shall not be deemed to occur under this clause (i) if the related Liquidity Advance shall have been made by any other Person; or
(ii) any Liquidity Advance which remains unpaid for more than forty-five (45) days after the date on which such Liquidity Advance was made in accordance with any Liquidity Facility; or
(iii) the date (or, if such date is not a Business Day, the immediately preceding Business Day) that is forty-five (45) days prior to the Put Expiration Date; provided, that a Department Put Event shall occur on each date preceding such forty-fifth (45th) day to the extent necessary in order to ensure that the Daily Put Limit is not exceeded on any related Department Put Date; or
(iv) the declaration or automatic occurrence of an Event of Default, including, without limitation, an Event of Default described in clause (x) of Appendix E; or
(v) a Delinquency Put Event; or
(vi) the date (or, if such date is not a Business Day, the immediately preceding Business Day) that is forty-five (45) days prior to the maturity date of any Additional Securities; provided, that a Department Put Event shall occur on each date preceding such forty-fifth (45th) day to the extent necessary in order to ensure that the Daily Put Limit is not exceeded on any related Department Put Date.
“Department Put Price” means, as of any Department Put Date (i) with respect to Putable Loans (A) with respect to which the first disbursement was made on or after May 1, 2008; (B) subject to only Eligible Borrower Benefits; and (C) not more than 210 days delinquent as of the related Department Put Event, 100% of the sum of the Principal Balance of such Financed Student Loans on the related Department Put Date plus accrued and unpaid interest on such Financed Student Loans through the day immediately preceding such Department Put Date or (ii) with respect to all other Putable Loans, not more than 270 days delinquent, 97% of the sum of the Principal Balance of such Student Loans on the related Department Put Date plus accrued and unpaid interest on such Financed Student Loans through the day immediately preceding such Department Put Date.
“Department Rebate Payment Date” means the quarterly date that (i) Negative Special Allowance Payments with respect to the Financed Student Loans are due and payable to the Department or (ii) the Department offsets such Negative Special Allowance Payments from Interest Subsidy Payments or Special Allowance Payments due to the Funding Note Issuer.
“Determination Date” means the third (3rd) Business Day preceding each Settlement Date.
“Disclosure Package” is defined in Appendix G.

Appenddix A-6

“DOE Reserve Account” means the account identified as the “DOE Reserve Account” in the certificate delivered by the Funding Note Issuer pursuant to Section 1(a)(vi) of Appendix B on the Closing Date, or any account replacing such account.
“Eligible Borrower Benefit” means only those borrower benefits for a Student Loan that are (i) unconditional upfront fee reductions which are accrued and paid or made prior to the date on which the related Student Loan is sold to the Funding Note Issuer and (ii) permitted reductions in interest rates of not more than one-quarter of a percent (0.25%) that are contingent on the use of an automatic payment process by the Borrower for any payments due.
“Eligible Investments” means any of the following: (a) direct obligations of, and obligations fully and unconditionally guaranteed as to timely payment by, the United States government or any agency, instrumentality, or establishment of the United States government (“Government Securities”); (b) commercial paper having, at the time of investment or contractual commitment to invest therein, a rating of “A-1+” from S&P and “F1” or higher from Fitch; (c) repurchase and reverse repurchase agreements collateralized with Government Securities, including those of the Conduit Administrator or any of its affiliates; (d) investment in money market mutual funds having a rating in the highest investment category granted thereby from S&P and Fitch, including, without limitation, any mutual fund for which the Conduit Administrator or an affiliate of the Conduit Administrator serves as investment manager, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (i) the Conduit Administrator or an affiliate of the Conduit Administrator receives fees from funds for services rendered, (ii) the Conduit Administrator collects fees for services rendered pursuant to the Administration Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to the Administration Agreement may at times duplicate those provided to such funds by the Conduit Administrator or an affiliate of the Conduit Administrator; and (e) demand deposits, including interest bearing money market accounts, time deposits, trust funds, trust accounts, overnight bank deposits, interest-bearing deposits and certificates of deposit or bankers acceptances of depository institutions, including the Conduit Administrator or any of its affiliates, having a long-term rating equivalent to “AAA” or higher by S&P and Fitch at the time of and during investment.
“Eligible Lender” means an entity that is an “eligible lender” under Section 435(d) of the Higher Education Act that holds Student Loans (whether directly or as an eligible lender trustee).
“Eligible Lender Trust Agreement” means the eligible lender trust agreement, dated as of May 13, 2009, between the Funding Note Issuer and the Eligible Lender Trustee.
“Eligible Lender Trustee” means Zions First National Bank, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee under the Eligible Lender Trust Agreement and its successor or successors and any other corporation which may at any time be substituted in its place pursuant to the terms of the Eligible Lender Trust Agreement.
“Eligible Lender Trustee Fees” means the fees, reasonable expenses and charges of the Eligible Lender Trustee, including reasonable legal fees and expenses, as agreed to in writing by the Eligible Lender Trustee and the SPV Administrator, not to exceed $10,000 per annum.
“Eligible Loan” means a Student Loan which meets the following criteria as of the applicable Grant Date:
(a) the Student Loan is a Putable Loan and satisfies the representations and warranties set forth in Section 2 of Appendix C;
(b) the Student Loan is fully disbursed;
(c) the Student Loan has been originated and serviced in compliance with all requirements of applicable law, including the Higher Education Act and the implementing regulations, the Equal Credit Opportunity Act, Regulation B and other applicable consumer credit laws and equal credit opportunity laws, as applicable to such Student Loan;
(d) the Student Loan is guaranteed at least 97% as to principal and interest by the applicable Guarantor and eligible for reinsurance by the Department in accordance with the Higher Education Act;

Appenddix A-7

(e) the Student Loan bears interest at a stated rate equal to the maximum rate permitted under the Higher Education Act for such Student Loan (except as the rate is modified by any borrower benefit other than an Excluded Borrower Benefit for which the required reserve has not been established);
(f) the Student Loan is eligible for the payment of quarterly Special Allowance Payments;
(g) if the Student Loan is not yet in repayment status, the Student Loan is eligible for payment of Interest Subsidy Payments, or if not eligible, has interest either billed quarterly to the Borrower or capitalized to the extent permitted by the applicable Guarantor (unless, by the applicable Grant Date, the Funding Note Issuer would not otherwise have billed the Borrower quarterly for interest accrued on the related Student Loan);
(h) the Student Loan is evidenced by a signed Promissory Note in the form (including any required addenda) published by, and prescribed by, the Department, without change of any kind, and is not subject to any agreement not contained in that note that would bar, condition or limit either transfer or pledge of the Student Loan or the exercise by a transferee of the rights of the Eligible Lender under terms of the note, except as such agreement relates exclusively to Eligible Borrower Benefits on the Student Loan;
(i) the Student Loan has not been modified, extended or renegotiated in any way, except as required under the Higher Education Act or other applicable laws, rules and regulations, and the applicable Guarantee Agreement, except as any such modification, extension, or renegotiation relates exclusively to borrower benefits on the Student Loan;
(j) the Student Loan constitutes a legal, valid and binding obligation to pay on the part of the related Borrower enforceable in accordance with its terms and the Borrower is not subject to a current bankruptcy proceeding;
(k) the Student Loan is supported by the Loan Documents;
(l) the Student Loan is subject to a Servicing Agreement;
(m) the sale, pledge or assignment of the Student Loan does not conflict with any law or require notice to or consent, approval, authorization or order of any Person or governmental authority, except for such consent, approval, authorizations or orders, if any, that have been obtained prior to the related Grant Date, and for any notices to Borrowers and Guarantors required by the Higher Education Act;
(n) if the Student Loan is made under Section 428 (Subsidized Stafford Loans) or Section 428H (Unsubsidized Stafford Loans) of the Higher Education Act, all of the Borrower’s other Subsidized Stafford Loans and Unsubsidized Stafford Loans that are Eligible Loans and that are held by or on behalf of the Seller (other than any such Student Loans that are Restricted Loans as described in clause (ii) of the definition thereof) are being sold to the Funding Note Issuer and will become Financed Student Loans on the applicable Grant Date;
(o) the Student Loan has been originated or acquired by either an Eligible Lender, or a lender that is not an Eligible Lender and the legal title of such Student Loan is held by an eligible lender trustee, and the Department has timely received the applicable Notice of Intent to Participate; and
(p) the Student Loan was selected in accordance with the Loan Sale Allocation Criteria.
“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute and the regulations promulgated and rulings issued thereunder.
“ERISA Affiliate” means a corporation, trade or business that is, along with the Funding Note Issuer, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414 of the Code of 1986, as amended, or Section 4001 of ERISA.

Appenddix A-8

“Estimated Department Put Price” means, with respect to any Student Loan and any date of determination, the Department Put Price for such Student Loan, provided that for purposes of such calculation references to the “Department Put Date” in the definition of Department Put Price shall be deemed to refer to the relevant date of determination.
“Estimated Excess Accrual” means, with respect to any calendar month, (i) the estimated monthly accrual of Negative Special Allowance Payments since the prior Department Rebate Payment Date, less (ii) the amount of accrued Interest Subsidy Payments or Special Allowance Payments due to the Funding Note Issuer since the prior Department Rebate Payment Date.
“Estimated Financing Costs Adjustment” means, for each Settlement Date, an amount (positive or negative) equal to (x) the Ratable Financing Costs that accrued during the Yield Period ending on the preceding Settlement Date minus (y) the Ratable Financing Costs paid on such preceding Settlement Date.
“Event of Bankruptcy” means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, which decree or order remains unstayed and in effect for a period of thirty (30) consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.
“Event of Default” has the meaning assigned to such term in Section 6.01.
“Excluded Borrower Benefit Account” means, to the extent any Financed Student Loan is subject to Excluded Borrower Benefits, the account identified as the “Excluded Borrower Benefit Account” in the Officer’s Certificate delivered by the Funding Note Issuer pursuant to Section 1(a)(vi) of Appendix B on the Closing Date or related Grant Date, or any account replacing such account.
“Excluded Borrower Benefits” means any borrower benefit that requires the lender to pay or rebate any amount to the Borrower or provide the Borrower with any gift or item of property, in any such case that has not been paid in full or delivered prior to the related Grant Date, which obligation shall be satisfied prior to the sale of such Student Loan to the Department.
“Excluded Loan” means any Student Loan (a) sold pursuant to the Student Loan Purchase Agreement or pledged pursuant to this Agreement, (b) sold to the Department in connection with the Loan Purchase Commitment Program, and (c) with respect to which participation interests are sold to the Department in connection with the Loan Participation Purchase Program.
“Excluded Tax” means all Taxes other than Indemnified Taxes.
“Expected Funding Date” means a date specified in an Expected Funding Notice to Program Funding Note Issuers delivered pursuant to the Funding Allocation Procedures on which the Conduit Lender expects to increase the amount of its funding, as such date may be rescheduled or canceled by the Manager in accordance with the Funding Allocation Procedures.
“Expected Funding Notice” means a notice from the Manager that an Expected Funding Date has been scheduled substantially in the form attached hereto as Exhibit U.
“Fair Market Auction” means a sale of Financed Student Loans pursuant to an auction process conducted in accordance with Appendix G.
“Federal Reimbursement Contracts” means any agreement between any Guarantor and the Department providing for the payment by the Department of amounts authorized to be paid pursuant to the Higher Education Act, including but not necessarily limited to reimbursement of amounts paid or payable upon defaulted Student Loans Guaranteed by such Guarantor to holders of qualifying Student Loans.

Appenddix A-9

“FFELP” means the Federal Family Education Loan Program as set forth and authorized under the Higher Education Act.
“FFELP Commitment Default” means the occurrence of an Event of Default described in clause (x) of Appendix E.
“FFELP Commitment Prepayment Amount” means, with respect to any FFELP Commitment Default, the amount by which the Commitment Amount required to be satisfied on the related Commitment Reporting Date exceeds the amount of FFELP student loans originated and/or acquired by the Seller during the corresponding period ending on such Commitment Reporting Date.
“Final Maturity Date” means the earlier of (i) the date on which the Final Maturity Date is declared or occurs automatically in accordance with Section 6.02 and (ii) with respect to the Funding Note (or any portion thereof) not paid in full on the related Mandatory Final Prepayment Date , the Department Put Date with respect to the Department Put Event arising from failure to pay the Funding Note Balance (or portion thereof) due on such Mandatory Final Prepayment Date; provided that, if on the Final Maturity Date determined pursuant to the preceding clause (ii), there are any accrued and unpaid Interest Subsidy Payments or Special Allowance Payments with respect to any Student Loans that were sold to the Department pursuant to the Department Put Agreement, the Final Maturity Date shall be extended to the Business Day following the date on which the Department shall have paid to the Funding Note Issuer all such Interest Subsidy Payments and Special Allowance Payments on the Student Loans previously sold to the Department or shall have offset all such accrued amounts against Negative Special Allowance Payments or other amounts payable by the Funding Note Issuer to the Department.
“Financed Student Loan” means any Student Loan identified on a Loan Transmittal Summary Form attached to a Loan Designation Notice.
“Fitch” means Fitch, Inc. (or its successors in interest).
“Funding Allocation Procedures” means the Conduit Lender’s procedures for requesting and making advances published by the Manager from time to time (including, without limitation, in any website posting), with the consent of the Department, to the extent such consent is required in accordance with the Management Agreement.
“Funding Note” means a variable funding note issued by the Funding Note Issuer, substantially in the form attached hereto as Exhibit D.
“Funding Note Balance” means, as of any date of determination, (a) the aggregate principal amount of all Advances made hereunder on or prior to such date of determination, less (b) all payments of principal on the Funding Note made on or prior to such date of determination, plus (c) Capitalized Ratable Financing Costs. For the avoidance of doubt, the principal amount of each Advance shall include, and the Funding Note Balance shall be increased on each Advance Date by, the Advance Amount, including any portion of the Advance Amount deposited into the Reserve Account on the related Advance Date or applied to reimburse Transaction Costs or pay the Startup Costs Allocation (if any) on the related Advance Date.
“Funding Note Issuer” means Nelnet Superconduit Funding, LLC, a Delaware limited liability company.
“Funding Note Issuer Collection Account” means the account identified as the “Funding Note Issuer Collection Account” in the certificate delivered by the Conduit Administrator pursuant to Section 1(a)(vi) of Appendix B on the Closing Date, or any account replacing such account.
“Funding Note Issuer Indemnified Amounts” has the meaning assigned to such term in Section 7.01(a).
“Funding Request” means a notice substantially in the form of Exhibit A.

Appenddix A-10

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America that are applicable to the circumstances as of the date of determination and applied on a consistent basis.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions or pertaining to government, including without limitation any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
“Grant” means to pledge, create and grant a security interest in and with regard to property. A Grant of Financed Student Loans, other assets or of any other agreement includes all rights, powers and options (but none of the obligations) of the granting party thereunder.
“Grant Date” means, with respect to any Student Loan, the date on which such Student Loan is sold by the Seller to the Funding Note Issuer, and pledged by the Funding Note Issuer to the Conduit Lender pursuant to this Agreement.
“Guarantee” or “Guaranteed” means, with respect to a Student Loan, the insurance or guarantee by the applicable Guarantor, in accordance with the terms and conditions of the applicable Guarantee Agreement, of some or all of the principal of and accrued interest on such Student Loan and the coverage of such Student Loan by the Federal Reimbursement Contracts providing, among other things, for reimbursement to such Guarantor for losses incurred by it on defaulted Student Loans insured or guaranteed by such Guarantor.
“Guarantee Agreement” means an agreement between a Guarantor and the Seller Eligible Lender Trustee on behalf of the Seller that provides for the payment by such Guarantor of amounts authorized to be paid pursuant to the Higher Education Act to holders of qualifying FFELP student loans guaranteed in accordance with the Higher Education Act.
“Guarantor” means any FFELP guaranty agency with which the Seller, the Eligible Lender Trustee or the Funding Note Issuer has in place a Guarantee Agreement, and which guarantor is reinsured by the Department for a percentage of claims paid for a given federal fiscal year.
“Higher Education Act” means the Higher Education Act of 1965, 20 U.S.C. Section 1001 et seq., as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.
“Highest Funding Note Balance” means, with respect to a Funding Note, the highest Funding Note Balance at any time from and after the issuance thereof (for purposes of calculating the Funding Note Balance as used in this definition for any date, the amount described in clause (c) of the definition of Funding Note Balance shall not exceed the amount described in clause (b) of such definition).
“Indemnified Party” has the meaning assigned to such term in Section 7.01(a).
“Indemnified Taxes” means any Taxes other than net income and franchise taxes imposed with respect to any Affected Party by the Governmental Authority under the laws of which such Affected Party is organized or in which it maintains its applicable lending office.
“Interest Subsidy Payments” means the interest subsidy payments on certain FFELP student loans authorized to be made by the Department pursuant to Section 428 of the Higher Education Act.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“Liquidated Student Loan” means any defaulted Student Loan no longer subject to a Guarantee Agreement and liquidated by the Servicer (which shall not include any Financed Student Loan on which payments pursuant to the applicable Guarantee are received) or which the applicable Servicer has, after using all reasonable efforts to realize upon such Financed Student Loan, determined to charge off in accordance with the applicable Servicing Policies.

Appenddix A-11

“Liquidation Proceeds” means, with respect to any Liquidated Student Loan which became a Liquidated Student Loan during the current Settlement Period in accordance with the applicable Servicing Policies, the amounts collected in respect of the liquidation thereof from whatever source, other than Recoveries, net of the sum of any amounts expended by the related Servicer in connection with such liquidation and any amounts required by law to be remitted to the Borrower on such Liquidated Student Loan.
“Liquidity Advance” means an advance made to the Conduit Lender pursuant to a Liquidity Facility.
“Liquidity Facility” means any liquidity agreement for the benefit of the Conduit Lender.
“Liquidity Prepayment Amount” means (i) with respect to a Department Put Event described in clause (i) of the definition of “Department Put Event,” the Funding Note Issuer’s Ratable Liquidity Draw Percentage of the requested Liquidity Advance that was not made when due and (ii) with respect to a Department Put Event described in clause (ii) of the definition of “Department Put Event,” the Funding Note Issuer’s Ratable Liquidity Draw Percentage of the outstanding principal amount of the related Liquidity Advance on the Required Liquidity Prepayment Date.
“Liquidity Prepayment Notice” means a notice substantially in the form of Exhibit E.
“Loan Data Schedule” means the schedule completed by the Seller and delivered to the Department (in the form attached as Exhibit V) that lists, by academic year, with respect to such Seller’s Relevant Loan Portfolio, (i) the average Principal Balance of such Student Loans, (ii) the type of school with respect to which such Student Loans were made expressed as a percentage of such Relevant Loan Portfolio (i.e. two-year, four-year or proprietary institution), (iii) the payment status of such Student Loans expressed as a percentage of such Relevant Loan Portfolio (i.e. in-school, repayment, grace period, deferment or forbearance) and (iv) the loan type of such Student Loans expressed as a percentage of such Relevant Loan Portfolio (i.e. Subsidized Stafford Loan, PLUS Loan or Unsubsidized Stafford Loan).
“Loan Designation Notice” means a certificate substantially in the form of Exhibit S.
“Loan Documents” means with respect to each Student Loan, the following documents:
(a) a copy of the loan application if a separate application was provided to the Seller;
(b) a copy of the signed Promissory Note;
(c) the repayment schedule;
(d) a record of each disbursement;
(e) notices of changes in a Borrower’s address and status as at least a half-time student;
(f) if applicable, evidence of the Borrower’s eligibility for any current period of deferment;
(g) if applicable, the documents required for any current exercise of forbearance;
(h) documentation of the assignment of the loan, if any;
(i) if applicable, a payment history showing the date and amount of each payment received from or on behalf of the Borrower, and the amount of each payment that was attributed to principal, interest, late charges, and other costs;
(j) a collection history showing the date and subject of each communication between the Seller and the Borrower or endorser relating to collection of a delinquent Financed Student Loan, each communication other than regular reports by the Seller showing that an account is current, between the Seller and a credit bureau regarding the loan, each effort to locate an Borrower whose address is unknown at any time, and each request by the Borrower for default aversion assistance on the Financed Student Loan;

Appenddix A-12

(k) documentation of any master promissory note confirmation process or processes;
(l) any additional records that are necessary to document the validity of a claim against the guarantee or the accuracy of reports submitted by the Seller; and
(m) a statement identifying the name and location of the entity in possession of the original electronic Promissory Note (if applicable) and, if different, the name, company, address and contact information of the person who is able to provide the affidavit or certification described in 34 C.F.R. Section 682.414(a)(6)(i), including any necessary supporting documentation;
provided, that with respect to Student Loans evidenced by electronically signed Promissory Notes, the documents described in clauses (k), (l) and (m) may instead be evidenced by delivering a “representative affidavit,” with full supporting material, that describes the procedures the Borrower used to make and hold a particular Student Loan and the procedures whereby the Funding Note Issuer and each Seller will be able to meet any additional needs of the Conduit Lender or the Department for records supporting that Student Loan, and a certification that such representative affidavit describes the procedures that have been and will be used respecting all other Financed Student Loans (unless otherwise indicated respecting any such other Financed Student Loans, in which case a separate representative affidavit shall be provided). Such representative affidavit must be submitted by no later than November 30, 2009 for any Loan Designation Notice delivered prior to November 30, 2009, and for any Loan Designation Notice delivered on or after November 30, 2009, must be submitted with the related Loan Designation Notice. A representative affidavit shall be acceptable only if it contains each of the following elements:
(i) The name and location of the entity in possession of any original electronic promissory note.
(ii) A description (such as a flow chart) of the steps followed by the Borrower to execute the Promissory Note (including those relating to any applicable master promissory note confirmation process).
(iii) A copy of each computer screen as it appeared to the Borrower when signing the note electronically.
(iv) A description of the field edits and any other security measures used to ensure the integrity of the data submitted to the originator electronically.
(v) A description of how the executed promissory note has been preserved so as to ensure that it could not be altered after it was executed.
(vi) Documentation supporting the Funding Note Issuer’s, the related Seller’s or the Sponsor’s authentication and electronic signature process.
(vii) An indication of the Funding Note Issuer’s, the related Seller’s or the Sponsor’s capability and readiness to provide Student Loan-specific affidavits for particular Student Loans in the future, as may be requested by the Conduit Lender or the Department.
“Loan Participation Purchase Program” means the program enacted pursuant to Section 459A of the Higher Education Act under which the Department purchases participation interests in FFELP student loans held by Eligible Lenders, acting as sponsors, that have elected to participate in such program pursuant to a master participation agreement.
“Loan Purchase Commitment Program” means the program enacted pursuant to Section 459A of the Higher Education Act under which the Department purchases FFELP student loans from Eligible Lenders that have elected to participate in such program, pursuant to a master loan sale agreement.
“Loan Put Allocation Criteria” means (i) with respect to Putable Loans sold and purchased pursuant to a bill of sale as of any Department Put Date (other than with respect to a Department Put Event under clauses (iv) and (v) of the definition thereof) a random selection by the Funding Note Issuer (selected in the manner specified below) and an allocation by the Conduit Administrator, pro rata, with respect to each funding note issued by a Program Funding Note Issuer and owned by the Conduit Lender as of such Department Put Date and (ii) with respect to Putable Loans sold and purchased pursuant to a bill of sale as of any Department Put Date under clause (iv) of the definition thereof, a random selection by the Funding Note Issuer (selected in the manner specified below); provided, that notwithstanding anything to the contrary, each pool of Putable Loans sold and purchased pursuant to a bill of sale must include either all or none of the Student Loans made to any related Borrower (i.e. “by account”). Student Loans required to be selected at random pursuant to this definition shall be selected on a random basis (in the manner approved by the Department) from the aggregate pool of Financed Student Loans owned by the Funding Note Issuer.

Appenddix A-13

“Loan Put Schedule” means a schedule (in a form approved by the Department) listing Financed Student Loans selected for sale by the Funding Note Issuer in accordance with Section 1.03(c) or subject to sale as a result of the exercise of remedies by the Conduit Lender in accordance with Section 6.03, which schedule shall be prepared using the most current loan information available to the Servicers of the Student Loans included in the Loan Put Schedule and shall include (i) the name and address of the Borrower, (ii) the loan number, (iii) the qualifying institution attended by the Borrower and (iv) the Principal Balance and accrued interest (to the extent not included in the Principal Balance) of such Financed Student Loans.
“Loan Release Allocation Criteria” means the following criteria, which shall be used by the Funding Note Issuer to select Financed Student Loans to be released from the lien of the Conduit Lender in accordance with Section 1.03(e):
(a) the Funding Note Issuer shall select Financed Student Loans to be released from the lien of the related Funding Note at random (selected in the manner specified by the Funding Note Issuer to, and approved by the Department prior to such selection) within each applicable academic year; and
(b) the following conditions conducted in sequential order for each Proposed Pool:
(i) if the Proposed Pool of Student Loans selected in accordance with clause (a) does not meet the Threshold Test with respect to the average Principal Balance, the Funding Note Issuer shall remove Student Loans from such Proposed Pool until it meets the Threshold Test with respect to the average Principal Balance, starting with, if the Proposed Pool exceeds the Threshold Test, the Student Loan with the highest Principal Balance and then the next highest Principal Balance (and so on) and, if the Proposed Pool was less than the Threshold Test, the Student Loan with the lowest Principal Balance and then the next lowest Principal Balance (and so on);
(ii) if the resultant Proposed Pool of Student Loans selected in accordance with clause (i) above does not meet the Threshold Test with respect to each category of school type, the Funding Note Issuer shall randomly (in the manner approved by the Department) remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test by the greatest amount, until such category meets the Threshold Test, then, if such Proposed Pool does not meet the Threshold Test with respect to the remaining categories of school type, it shall randomly (in the manner approved by the Department) remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test until the Threshold Test is met with respect to each category of school type;
(iii) if the resultant Proposed Pool of Student Loans selected in accordance with clauses (i) and (ii) above does not meet the Threshold Test with respect to each category of payment status, the Funding Note Issuer shall randomly (in the manner approved by the Department) remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test by the greatest amount, until such category meets the Threshold Test, then, if such Proposed Pool of Student Loans does not meet the Threshold Test with respect to the remaining categories of payment status, it shall randomly (in the manner approved by the Department) remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test by the greatest amount, until such category meets the Threshold Test, and so on by category, until the Threshold Test is met with respect to each category of payment status; and
(iv) if the resultant Proposed Pool of Student Loans selected in accordance with clauses (i) through (iii) above does not meet the Threshold Test with respect to each category of loan type, the Funding Note Issuer shall randomly (in the manner approved by the Department) remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test by the greatest amount, until such category meets the Threshold Test, then, if such Proposed Pool does not meet the Threshold Test with respect to the remaining categories of loan type, it shall randomly (in the manner approved by the Department) remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test until the Threshold Test is met with respect to each category of loan type.
provided, that, each Proposed Pool of Student Loans selected to be released from the lien of the Conduit Lender must include either all or none of the Eligible Loans made to any related Borrower (i.e. “by account”) other than Restricted Loans as defined in clause (ii) of the definition thereof.

Appenddix A-14

“Loan Removal Data Schedule” means a schedule (in the form provided by the Department) that lists, by academic year, with respect to the Student Loans then securing the related Funding Note, (i) the average Principal Balance of such Financed Student Loans, (ii) the type of school with respect to which such Financed Student Loans were made expressed as a percentage of the related Financed Student Loans (i.e. two-year, four-year or proprietary institution), (iii) the payment status of such Financed Student Loans expressed as a percentage of the related Financed Student Loans (i.e. in-school, repayment, grace period, deferment or forbearance) and (iv) the loan type of such Student Loans expressed as a percentage of the related Financed Student Loans (i.e. Subsidized Stafford Loan, PLUS Loan or Unsubsidized Stafford Loan).
“Loan Sale Allocation Criteria” means the following criteria, which shall be used by the Seller to select Student Loans to be sold to the Funding Note Issuer under the Student Loan Purchase Agreement:
(a) if a Proposed Pool contains an amount of Student Loans that is less than the Relevant Loan Portfolio of a particular Servicer then servicing the Student Loans in the Seller’s Relevant Loan Portfolio, the Seller shall select Student Loans for sale from the Relevant Loan Portfolio of each such Servicer at random (selected in the manner specified by the Seller to, and approved by, the Department prior to such selection) within each applicable academic year; and
(b) the following conditions conducted in sequential order for each Proposed Pool:
(i) if the Proposed Pool of Student Loans selected in accordance with clause (a) does not meet the Threshold Test with respect to the average Principal Balance, the Seller shall remove Student Loans from such Proposed Pool until it meets the Threshold Test with respect to average Principal Balance, starting with, if the Proposed Pool exceeds the Threshold Test, the Student Loan with the highest Principal Balance and then the next highest Principal Balance (and so on) and, if the Proposed Pool was less than the Threshold Test, the Student Loan with the lowest Principal Balance and then the next lowest Principal Balance (and so on);
(ii) if the resultant Proposed Pool of Student Loans selected in accordance with clause (i) above does not meet the Threshold Test with respect to each category of school type, the Seller shall randomly remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test by the greatest amount, until such category meets the Threshold Test, then, if such Proposed Pool does not meet the Threshold Test with respect to the remaining categories of school type, it shall randomly remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test until the Threshold Test is met with respect to each category of school type;
(iii) if the resultant Proposed Pool of Student Loans selected in accordance with clauses (i) and (ii) above does not meet the Threshold Test with respect to each category of payment status, the Seller shall randomly remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test by the greatest amount, until such category meets the Threshold Test, then, if such Proposed Pool does not meet the Threshold Test with respect to the remaining categories of payment status, it shall randomly remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test by the greatest amount, until such category meets the Threshold Test, and so on by category, until the Threshold Test is met with respect to each category of payment status; and
(iv) if the resultant Proposed Pool of Student Loans selected in accordance with clauses (i) through (iii) above does not meet the Threshold Test with respect to each category of loan type, the Seller shall randomly remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test by the greatest amount, until such category meets the Threshold Test, then, if such Proposed Pool does not meet the Threshold Test with respect to the remaining categories of loan type, it shall randomly remove Student Loans from the category the Category Percentage of which exceeds the Threshold Test until the Threshold Test is met with respect to each category of loan type;
provided, however, that if the Proposed Pool of Student Loans was selected at random from the Relevant Loan Portfolio of all Servicers then servicing the Relevant Loan Portfolio of such Seller, the Seller need not comply with clauses (b)(i) through (iv) above. If the Seller is required to perform the Threshold Tests on a Proposed Pool, the initial Proposed Pool selected may be larger than the intended Proposed Pool to take into account Student Loans that may be removed during the testing steps. If the aggregate Principal Balance of the final Proposed Pool after testing and removal exceeds the intended size of the Proposed Pool, the Seller may remove Student Loans at random until the intended size is achieved. Notwithstanding anything to the contrary herein, each Proposed Pool of Student Loans sold to the Funding Note Issuer must include either all or none of the Eligible Loans made to any related Borrower (i.e. “by account”) other than Restricted Loans as described in clause (ii) of the definition thereof.

Appenddix A-15

“Loan Transmittal Summary Forms” means the form attached as Annex I to each Bill of Sale and each Loan Designation Notice, which lists, by Borrower, each Student Loan subject to the related Bill of Sale or Loan Designation Notice, including (i) the outstanding Principal Balance of each such Student Loan as of the related Cut-off Date, (ii) the Guarantor that Guarantees each Student Loan subject to the related Bill of Sale or Loan Designation Notice, as applicable, (iii) the Servicer that services each Student Loan subject to the related Bill of Sale or Loan Designation Notice, as applicable, (iv) notice information for the Servicer that services each Student Loan subject to the related Bill of Sale or Loan Designation Notice, as applicable, and (v) information relating to the type of school with respect to which the Student Loans were made.
“Lower Boundary” means an amount equal to the sum of (i) the applicable Sample Mean minus (ii) the product of (A) 1.96 and (B) the applicable Standard Error.
“Management Agreement” means the management agreement between the Manager and the Conduit Lender.
“Manager” means BMO Capital Markets Corp., a company organized under the laws of the State of Delaware, and its successors and assigns.
“Mandatory Final Prepayment Date” means November 19, 2013 or, one or more Business Days thereafter as determined by the Manager, which date(s) shall be no later than forty-six (46) days prior to the Put Expiration Date (or such earlier date as shall be necessary to ensure that the Department Put Date with respect to any Department Put Event occurring on such Mandatory Final Prepayment Date would occur prior to the Put Expiration Date). The Manager, in its sole discretion, will assign Mandatory Final Prepayment Dates for the funding notes issued by all Program Funding Note Issuers and may assign multiple Mandatory Final Prepayment Dates to a single Program Funding Note Issuer, each of which will apply to a specific portion of the outstanding funding notes of such Program Funding Note Issuer; provided that the aggregate amount of funding notes maturing on any day may not exceed the Daily Put Limit. The Manager will assign the Mandatory Final Prepayment Dates by no later than October 18, 2013.
“Market Adjustment” means, as of any date of determination and any Commitment Amount, the lesser of (a) one (1) and (b) the percentage equivalent of a fraction, (i) the numerator of which is the annualized aggregate original principal balance of all Student Loans originated by all Eligible Lenders (as shown on the Department’s NSLDS system) during the period commencing with the month immediately following the month of the applicable pledge of Student Loans to the Conduit Lender and ending at the end of the twenty-fourth month after such pledge (or at the end of the preceding month if less than twenty-four months have elapsed since such pledge), and (ii) the denominator of which is the aggregate original principal balance of all Student Loans originated by all Eligible Lenders (as shown on the Department’s NSLDS system) during the twelve month period ending with the month immediately preceding the month of the applicable pledge of Student Loans to the Conduit Lender.
“Master Servicer” means National Education Loan Network, Inc., a Nevada corporation.
“Master Servicer Indemnified Amounts” has the meaning specified in Section 7.03(a).
“Material Adverse Effect” means a material adverse effect on:
(a) with respect to the Funding Note Issuer, the status, existence, perfection, priority or enforceability of the Conduit Lender’s or the Conduit Lender Eligible Lender Trustee’s interest in the Pledged Collateral or the ability of the Funding Note Issuer to perform its obligations under this Agreement or any other Transaction Document or the ability to collect on a material portion of the Pledged Collateral; or
(b) with respect to any other Person, the ability of the applicable Person to perform its obligations under this Agreement or any other Transaction Document.

Appenddix A-16

“Material Servicer” means any Affiliated Servicer and any other Servicer responsible for servicing more than 10% of the Financed Student Loans by aggregate Principal Balance.
“Membership Interest” has the meaning assigned to such term in the Funding Note Issuer’s limited liability company agreement.
“Minimum Asset Coverage Ratio” means 100%.
“Monthly Conduit Administrator’s Report” means the report to be delivered by the Conduit Administrator pursuant to Section 1.05(b) in substantially the form of Exhibit B hereto.
“Monthly Remittance Condition” means, with respect to any Affiliated Servicer, that (a) no Servicer Default or Potential Event of Default relating to a Servicer Default has occurred and is continuing with respect to such Servicer and (b) the short term unsecured debt of such Servicer is rated by S&P and is rated “A-1” or better by S&P and (ii) if rated by Fitch, “F1” or better by Fitch.
“Monthly Servicer Report” means a report substantially in the form of Exhibit A to each Servicing Agreement.
“Monthly Servicing Fee Cap” means, with respect to any Settlement Date, the aggregate for all Student Loans that were Financed Student Loans as of the last day of the preceding Settlement Period, of the product of (a) the number of days during such Settlement Period during which each such Student Loan was a Financed Student Loan, divided by 360, (b) .70% and (c) the Principal Balance of each such Financed Student Loan as of the first day of the preceding Settlement Period (or, if later, the Cut-off Date for each such Financed Student Loan).
“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six years contributed to by the Funding Note Issuer or any ERISA Affiliate.
“Negative Special Allowance Payments” means any special allowance payments rebate on FFELP student loans required to be made by the holder of any such loan pursuant to Section 438 of the Higher Education Act.
“Net Cash Advance Amount” means, except in the case of a Required Payment Advance, on any Advance Date, the excess of the Advance Amount on such Advance Date minus the sum of (i) the amount needed to increase the Reserve Account to the Reserve Account Specified Balance, (ii) reimbursement of the Transaction Costs relating to such Advance, (iii) the Startup Costs Allocation (if any) relating to such Advance (iv) any Estimated Excess Accrual for any prior calendar month to the extent not previously deposited to the DOE Reserve Account on any Settlement Date on or prior to the Advance Date and any amounts owing to the Department with respect to the Financed Student Loans or otherwise owed to the Department by the Funding Note Issuer in connection with the transactions contemplated by this Agreement to the extent sufficient funds have not been deposited into the DOE Reserve Account to pay such amounts and (v) any amount required to be deposited to the Excluded Borrower Benefits Account.
“New York UCC” means the New York Uniform Commercial Code as in effect from time to time.
“Note Register” has the meaning specified in Section 2.02.
“Notice of Intent to Participate” means a notice in the form of Exhibit L.
“Notice of Release” means a notice in substantially the form of Exhibit C.
“Notice of Required Payment Advance” means a notice in substantially the form of Exhibit W.

Appenddix A-17

“Obligations” means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Funding Note Issuer to the Affected Parties, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby and shall include, without limitation, all liability for principal of and Ratable Financing Costs on the Funding Note, closing fees, unused line fees, audit fees, expense reimbursements, indemnifications, and other amounts due or to become due under the Transaction Documents, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).
“Officer’s Certificate” means a certificate signed and delivered by an Authorized Officer.
“Official Body” means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic.
“Opinion of Counsel” means an opinion in writing of legal counsel, who may be counsel or special counsel to the Funding Note Issuer, any Affiliate of the Funding Note Issuer, the Eligible Lender Trustee, the SPV Administrator, the Manager, the Conduit Administrator or the Conduit Lender, as the case may be.
“Other Conduit Costs” means amounts payable by the Conduit Lender pursuant to the Administration Agreement in respect of Variable Put Fees and any other fees, expenses, indemnities and other amounts payable by the Conduit Lender pursuant to the Administration Agreement that are subordinate to Variable Put Fees in right to payment from available funds of the Conduit Lender.
“Other Taxes” means any and all stamp, documentary or similar taxes, or any other excise or property taxes or similar levies that arise on account of any payment being or being required to be made hereunder or under any Funding Note or from the execution, delivery, registration, recording or enforcement of this Agreement or any Transaction Document or the Department Put Agreement.
“Patriot Act” has the meaning assigned to such term in Section 12.18.
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).
“Person” means an individual, partnership, corporation, limited liability company, joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or other entity.
“Pledged Collateral” has the meaning specified in Section 1.08.
“PLUS Loan” means a student loan described in Section 428B of the Higher Education Act and shall include student loans to parents, designated as “PLUS Loans” or student loans to graduate or professional students, designated as “Grad PLUS Loans.”
“Portfolio Criteria” means the criteria for the Financed Student Loans set forth in the most recently executed Reserve and Portfolio Criteria Supplement.
“Potential Event of Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.
“Power of Attorney” means that certain Power of Attorney of the Funding Note Issuer or the Seller, as applicable, dated as of the Closing Date, appointing The Bank of New York Mellon, as Conduit Administrator, and Straight-A Funding, LLC, as Conduit Lender as the Funding Note Issuer’s or the Seller’s, as applicable, attorney-in-fact in the form attached hereto as Exhibit K.
“Principal Balance” means, with respect to any Student Loan and any specified date, the outstanding principal amount of such Student Loan, plus all accrued and unpaid interest thereon to be capitalized.

Appenddix A-18

“Prior Transferor” means, with respect to a Financed Student Loan, any Person that at any time owned such Financed Student Loan prior to the transfer thereof to the Funding Note Issuer.
“Program Funding Note Issuer” means any funding note issuer that has funded purchases of Student Loans through the Conduit Lender’s Securities issuance program.
“Program Support Agreement” means any liquidity agreement or any other agreement entered into by any Program Support Provider providing for the making of loans and/or other extensions of liquidity to the Conduit Lender in connection with its Securities issuance program.
“Program Support Provider” means and includes any Person now or hereafter extending liquidity or having a commitment to extend liquidity to or for the account of, or to make purchases from, the Conduit Lender in support of Securities issued by the Conduit Lender or other instrument to support any obligations arising under or in connection with the Conduit Lender’s Securities issuance program.
“Promissory Note” means the master promissory note of the Borrower and any amendment thereto evidencing the Borrower’s obligation with regard to a Student Loan Guaranteed under the Higher Education Act, whether in hardcopy or electronic form, and that contains the terms required by the Higher Education Act and implementing regulations.
“Proposed Pool” means a pool of Student Loans from a single academic year proposed to be pledged pursuant to this Agreement or sold pursuant to the Student Loan Purchase Agreement, as applicable, or released pursuant to Section 1.03(e).
“Putable Loan” means any Financed Student Loan that (i) became a Financed Student Loan prior to the earlier of July 1, 2010 and the occurrence of an Event of Default, (ii) is a Stafford Loan or a PLUS Loan (and not a FFELP consolidation loan) and (iii) with respect to which the first disbursement thereon has been made on or after October 1, 2003 but no later July 1, 2009, and that was fully disbursed no later than September 30, 2009.
“Put Expiration Date” means, with respect to all Student Loans, the earlier of (i) the date falling five years from the execution of the Department Put Agreement and (ii) September 30, 2014.
“Put Notice” means the notice the Conduit Administrator delivers to the Department under the Department Put Agreement upon the occurrence of a Department Put Event.
“Ratable Financing Costs” means, for any Yield Period, the result of (a) the product of (i) the Conduit Financing Costs for such Yield Period, multiplied by (ii) the quotient of (x) the sum of the Ratable Percentages for all days during such Yield Period, divided by (y) the number of days during such Yield Period, plus or minus (b) the Estimated Financing Costs Adjustment, if and as applicable.
“Ratable Other Conduit Costs” means for any Yield Period, the sum of (a) the product of (i) the Other Conduit Costs for such Yield Period, multiplied by (ii) the quotient of (x) the sum of the Ratable Percentages for all days during such Yield Period, divided by (y) the number of days during such Yield Period.
“Ratable Liquidity Draw Percentage” means, with respect to any Liquidity Advance, the Funding Note Issuer’s Ratable Percentage immediately prior to the making of such Liquidity Advance.
“Ratable Percentage” means, for any day, the quotient (expressed as a percentage) of (a) the Funding Note Balance, divided by (b) the aggregate unpaid principal amount (including capitalized ratable financing costs) of all outstanding notes evidencing advances made by the Conduit Lender to Program Funding Note Issuers.
“Rating Agencies” means S&P and Fitch.
“Records” means all documents, books, records, Promissory Notes and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Financed Student Loans or otherwise in respect of the Pledged Collateral.

Appenddix A-19

“Recoveries” means amounts collected from whatever source with respect to any Liquidated Student Loan which was written off in prior Settlement Periods or during the current Settlement Period, net of the sum of any amounts expended by the applicable Servicer with respect to such Student Loan for the account of any Borrower and any amounts required by law to be remitted to any Borrower.
“Regulatory Change” means, relative to any Affected Party:
(a) after the date of this Agreement, any change in or the adoption or implementation of, any new (or any new interpretation or administration of any existing):
(i) United States federal or state law or foreign law applicable to such Affected Party;
(ii) regulation, interpretation, directive, requirement, guideline or request (whether or not having the force of law) applicable to such Affected Party of (A) any court or Governmental Authority charged with the interpretation or administration of any law referred to in clause (a)(i) above or (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or
(iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement, guideline or request referred to in clause (a)(i) or (a)(ii) above; or
(b) any change after the date of this Agreement in the application to such Affected Party (or any implementation by such Affected Party) of any existing law, regulation, interpretation, directive, requirement, guideline or request referred to in clause (a)(i), (a)(ii) or (a)(iii) above.
“Reimbursement Amount” has the meaning specified in Section 4.03.
“Reimbursement Event” means, the occurrence of any of the following events:
(i) any representation or warranty made or furnished by the Funding Note Issuer or the Eligible Lender Trustee pursuant to this Agreement shall prove to have been materially incorrect when made;
(ii) a Student Loan is not an Eligible Loan on its Grant Date;
(iii) any Financed Student Loan shall be subject to an Adverse Claim.
“Reimbursement Event Fees and Expenses” has the meaning specified in Section 4.03.
“Released Collateral” means any Pledged Collateral released from the Conduit Lender’s and Conduit Lender Eligible Lender Trustee’s lien pursuant to Section 1.03(e) or 4.05.
“Relevant Loan Portfolio” means the complete portfolio of Eligible Loans (not including Restricted Loans) (i) owned by the Funding Note Issuer or the Seller or (ii) serviced by a Servicer for the Funding Note Issuer or the Seller, as applicable.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.
“Repurchase Amount” is defined in the Student Loan Purchase Agreement.
“Repurchase Event” is defined in the Student Loan Purchase Agreement.
“Repurchase Event Fees and Expenses” is defined in the Student Loan Purchase Agreement.
“Required Liquidity Prepayment Date” means (i) with respect to a Department Put Event described in clause (i) of the definition of “Department Put Event,” the fifth day following the failure to make a Liquidity Advance when due and (ii) with respect to a Department Put Event described in clause (ii) of the definition of “Department Put Event,” the forty-fifth (45th) day after the date on which the Liquidity Advance was made.

Appenddix A-20

“Required Payment Advance” has the meaning specified in Section 1.02(f).
“Reserve Account” means the account identified as the “Reserve Account” in the certificate delivered by the Conduit Administrator pursuant to Section 1(a)(vi) of Appendix B on the Closing Date, or any account replacing such account.
“Reserve Account Specified Balance” means, for any Advance Date or Settlement Date, the amount specified on the most recently executed Reserve and Portfolio Criteria Supplement; provided, that the Manager, with the consent of the Conduit Advisory Committee, may specify a Reserve Account Specified Balance that is higher than the amount determined pursuant to this definition by notice to the Funding Note Issuer prior to the applicable Settlement Date or Advance Date.
“Reserve and Portfolio Criteria Supplement” means the most recently executed supplement to this Agreement in the form of Exhibit X attached hereto; provided that each Rating Agency shall have confirmed in writing to the Manager that such supplement would not cause such Rating Agency to withdraw the rating of the Funding Note or lower the rating of the Funding Note to below “AAA” or its equivalent.
“Restricted Loan” means any Student Loan that may not be sold or pledged pursuant to the Funding Note Purchase Agreement and the Student Loan Purchase Agreement because (i) the servicing agreement under which such Student Loan is serviced provides that the servicing rights created therein are not transferable in the manner required by the Department Put Agreement or (ii) such Student Loan is subject to a financing arrangement the program documents of which contain restrictions on the transferability of such Student Loan, such Student Loan is included in a term securitization or in the Loan Purchase Commitment Program or Loan Participation Purchase Program; provided, that, the Funding Note Issuer or the Seller may deem a Student Loan not a Restricted Loan by delivering notice to the Conduit Administrator and the Department; provided further that, if a Student Loan is designated as a Restricted Loan, it shall not be eligible to be included in a Relevant Loan Portfolio thereafter, unless (a) the Funding Note Issuer or the Seller notifies the Conduit Administrator, with a copy to the Department, that such Student Loan is no longer a Restricted Loan within ninety (90) days of such designation or (b) such Student Loan was a Restricted Loan pursuant to clause (ii) above and the Funding Note Issuer or the Seller has subsequently obtained the ability to acquire, and includes in its next Relevant Loan Portfolio, all of the Student Loans in such financing or securitization.
“Revocation Date” means (a) with respect to an event described in clauses (i) through (iv) and (vi)of the definition of “Department Put Event”, fifteen (15) days after the delivery to the Department of a Put Notice and (b) with respect to an event described in clause (v) of the definition of Department Put Event, thirty (30) days after the date upon which such Department Put Event shall have occurred.
“Revocation Notice” means a notice in the form of Exhibit T.
“S&P” means Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc. (or its successors in interest).
“Sample Mean” means, with respect to the Proposed Pool and a category of Student Loans, (a) with respect to average Principal Balance, the average Principal Balance of the Student Loans in the Proposed Pool and (b) with respect to all other categories, the product of (i) the percentage of the Student Loans (by count) in such category in the Proposed Pool multiplied by (ii) the Sample Size.
“Sample Size” means the number of Student Loans in the Proposed Pool.
“Schedule of Financed Student Loans” means a listing of all Financed Student Loans delivered to and held by the Conduit Administrator (which Schedule of Financed Student Loans may be in the form of microfiche, CD-ROM, electronic or magnetic data file or other medium acceptable to the Conduit Administrator), as from time to time amended, supplemented, or modified, which Schedule of Financed Student Loans shall be the master list of all Financed Student Loans then comprising a part of the Pledged Collateral pursuant to this Agreement.

Appenddix A-21

“Secretary” means the Secretary of Education, and includes any official of the Department duly authorized to perform any function with respect to the transactions under the Department Put Agreement or the other Transaction Documents.
“Securities” means the Student Loan Short-Term Notes and Additional Securities issued by the Conduit Lender.
“Securities Account” has the meaning assigned to such term in Section 1.04(c).
“Securities Act” means the Securities Act of 1933, as amended.
“Securities Intermediary” means The Bank of New York Mellon, a New York banking corporation.
“Security Release Certification” means any release of lien documentation executed by the applicable lienholder with respect to one or more Student Loans in the form of Exhibit R (which form shall have been approved by the Department).
“Seller” means National Education Loan Network, Inc., a Nevada Corporation.
“Seller Eligible Lender Trustee” means Union Bank and Trust Company, a Nebraska banking corporation.
“Seller Eligible Lender Trust Agreement” means the Seller Eligible Lender Trust Agreement between the Seller and the Seller Eligible Lender Trustee under which the Seller Eligible Lender Trustee agrees to hold legal title to certain Student Loans for the benefit of the Seller.
“Seller Indemnified Amounts” with respect to the Seller, shall have the meaning specified in the Student Loan Purchase Agreement.
“Senior Servicing Fees” means any servicing fees payable to any Servicer by the Funding Note Issuer on any Settlement Date in an amount not to exceed the product of (a) 1/12 and (b) .70% of the aggregate of the Principal Balances of all Student Loans serviced by such Servicer (determined as of the last day of the preceding Settlement Period); provided that the Senior Servicing Fees payable to the Master Servicer on any Settlement Date shall not exceed the excess of (a) the Monthly Servicing Fee Cap, over (b) all other Senior Servicing Fees payable on such Settlement Date.
“Servicer” means any organization with which the Funding Note Issuer has entered into a Servicing Agreement with respect to the Financed Student Loans, with the prior written approval of the Conduit Administrator.
“Servicer Default” means (a) any Servicer shall fail in any material respect to perform or observe any term, covenant or agreement that is an obligation of such Servicer under its Servicing Agreement (other than as referred to in clause (b) below) and such failure continues unremedied for ten (10) days after (i) written notice thereof shall have been given by the SPV Administrator, the Conduit Administrator or the Manager to the Servicer or (ii) the Servicer has actual knowledge thereof; (b) any Servicer shall fail to make any payment or deposit to be made by it under its Servicing Agreement when due and such failure shall remain unremedied for two (2) Business Days; (c) any representation or warranty made or deemed to be made by any Servicer (or any of its officers) under or in connection with its Servicing Agreement or any information or report delivered pursuant to its Servicing Agreement shall prove to have been false or incorrect in any material respect when made; (d) an Event of Bankruptcy shall have occurred with respect to a Servicer; (e) a material adverse change in the condition (financial or otherwise), business or properties of the Servicer or in the ability of the Servicer to service and collect on the Financed Student Loans; or (f)(i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings (whether or not existing at the time of the execution hereof) not disclosed in writing by the SPV Administrator to the Conduit Administrator and the Manager prior to the execution and delivery of this Agreement is pending against a Servicer or any of its Affiliates at the time of the execution thereof; or (ii) any material development not so disclosed has occurred in any such litigation or proceedings so disclosed, which in the case of clause (i) or (ii) above, in the opinion of the Conduit Administrator or the Manager has a material adverse effect on the ability of such Servicer to perform its obligations under its Servicing Agreement.

Appenddix A-22

“Servicing Agreement” means any servicing agreement in the form of Exhibit M between the Funding Note Issuer and any Servicer (or between a Master Servicer, the Funding Note Issuer and any subservicer whereby the Affected Parties are expressly intended third-party beneficiaries), including any “Supplemental Servicing Agreement” identified therein, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Department, the Conduit Administrator and the Manager, under which the respective Servicer agrees to administer and collect the Financed Student Loans in accordance with Department regulations and which agreement: (i) contains customary terms and conditions, including representations, warranties, covenants and events of default, that reflect a negotiated, arms-length transaction, (ii) includes an acknowledgement by the Servicer that the Department and the Conduit Lender (if the Conduit Lender is not a party to such Servicing Agreement) are the intended third party beneficiaries of such servicing agreement and that the Department, upon the purchase of any Student Loan serviced thereunder, is entitled to instruct the related Servicer and exercise remedies with respect to such Student Loan and (iii) provides that, upon the occurrence of a Department Put Event with respect to any Student Loan serviced thereunder, such agreement shall automatically terminate with respect to such Student Loan upon the relevant Department Put Date, unless the Department otherwise notifies the related Servicer as soon as reasonably practicable but not less than five (5) Business Days prior to the related Department Put Date, without any payment by the Department, the Conduit Lender or any other Person (except the Funding Note Issuer as provided in Section 1.05(c)(viii) or the Master Servicer if so provided in the related “Supplemental Servicing Agreement” identified therein) of any de-boarding, deconversion or related costs, penalties or fees to the related Servicer and that the servicing of such Student Loan shall be transferred as instructed by the Department.
“Servicing Fees” means any fees payable by the Funding Note Issuer to a Servicer in respect of servicing Financed Student Loans pursuant to the provisions of any Servicing Agreement.
“Servicing Policies” means, with respect to a Servicer, the policies and procedures required under the Higher Education Act and any other policies and procedures of such Servicer with respect to the servicing of Student Loans which are not inconsistent with the requirements of the Higher Education Act.
“Settlement Date” means the twenty-fifth (25th) day of each calendar month, beginning June 25, 2009 or, if such day is not a Business Day, the following Business Day. A Settlement Date “relates” to the Settlement Period falling in the prior calendar month.
“Settlement Period” means (i) initially the period commencing on the Closing Date and ending on May 31, 2009, and (ii) thereafter, each calendar month.
“SLS Loans” means a Student Loan originated under the authority set forth in Section 428A (or a predecessor section thereto) of the Higher Education Act and shall include Student Loans designated as “SLS Loans,” as defined under the Higher Education Act.
“Sold Loans Account” means the account identified as the “Sold Loans Account” in the certificate delivered by the Conduit Administrator pursuant to Section 1(a)(vi) of Appendix B on the Closing Date, or any account replacing such account.
“Special Allowance Payments” means special allowance payments on Student Loans authorized to be made by the Department pursuant to Section 438 of the Higher Education Act.
“Sponsor” means Nelnet, Inc., a Nebraska corporation.
“SPV Administrator” means National Education Loan Network, Inc., a Nevada corporation, and its successors and assigns, in its capacity as SPV Administrator of the Funding Note Issuer.
“SPV Administrator Fee” means, for each calendar month, a fee payable to the SPV Administrator monthly in arrears on each Settlement Date equal to $50,000.
“SPV Administrator Indemnified Amounts” has the meaning assigned to such term in Section 7.02.
“SPV Administrator Material Adverse Effect” has the meaning assigned to such term in Appendix F.
“Stafford Loan” means a Subsidized Stafford Loan or an Unsubsidized Stafford Loan.

Appenddix A-23

“Standard Error” means, with respect to the Proposed Pool and a category of Student Loans the square root of the applicable Variance divided by the square root of the Sample Size.
“Startup Cost Account” means an account of the Manager established and maintained by the Conduit Administrator, for the purpose of receiving deposits of Startup Costs Allocations.
“Startup Costs” means all costs of the Conduit Lender in connection with the creation of the Conduit Lender and the commencement of the Conduit Lender’s Securities issuance program.
“Startup Costs Allocation” means, with respect to any Advance Date occurring prior to the later of (x) July 1, 2010 and (y) the date on which all Startup Costs of the Conduit Lender have been paid in full, an amount payable by the Funding Note Issuer to the Manager equal to the product of (i) 0.04%, multiplied by (ii) the amount of the increase, if any, in the Highest Funding Note Balance of the Funding Note on such Advance Date.
“Structuring Agent” means each of Citibank, N.A. and Morgan Stanley & Co. Incorporated, each in its capacity as a structuring agent for the Conduit Lender.
“Structuring Agent Fee” means the sum of all Calculation Date Structuring Fees of the Funding Note Issuer.
“Structuring Fee Rate” means, (a) for any Calculation Date until the Highest Funding Note Balance is $100 million, 0%, (b) for any Calculation Date thereafter until the Highest Funding Note Balance is at least $5.1 billion, 0.10%, and (c) thereafter, 0.05%.
“Student Loan” means a Stafford Loan or a PLUS Loan (and not a FFELP consolidation loan) that was made to a student or, in the case of a parent PLUS Loan, made to a parent of a dependent student, evidenced by a Promissory Note and all other related Loan Documents together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments, together with the servicing rights related thereto.
“Student Loan Purchase Agreement” means the Student Loan Purchase Agreement, dated as of the Closing Date, among the Seller, the Seller Eligible Lender Trustee, the Funding Note Issuer and the Eligible Lender Trustee, under which the Seller will transfer certain Eligible Loans to the Funding Note Issuer, together with all sale agreements, blanket endorsements and bills of sale executed pursuant thereto.
“Student Loan Short-Term Notes” means short-term promissory notes issued by the Conduit Lender.
“Subcustodian” means a Servicer that has agreed to act as a subcustodian to hold the Loan Documents on behalf of the Conduit Lender and the Department pursuant to the Servicing Agreement to which such Servicer is a party.
“Subordinated Credit Facility” has the meaning assigned to such term in the Student Loan Purchase Agreement.
“Subsidized Stafford Loan” means a student loan described in Section 428(a) of the Higher Education Act.
“Taxes” means any and all sales, gross receipts, general corporation tangible and intangible property, privilege or license, income, stamp or other taxes, duties, levies, imposts, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.
“Threshold Test” shall be met with respect to given category of Student Loans if the applicable Category Percentage (or average Principal Balance with respect to the Principal Balance category) falls within the Confidence Range for such category in the Proposed Pool.
“Transaction Costs” means all costs of the Conduit Lender paid by Program Funding Note Issuers in connection with the preparation and execution of any transaction documents relating to an investment by the Conduit Lender in securities issued by any Program Funding Note Issuer.

Appenddix A-24

“Transaction Documents” means, collectively, this Agreement, the Eligible Lender Trust Agreement, all Servicing Agreements, the Student Loan Purchase Agreement, the Seller Eligible Lender Trust Agreement, all Guarantee Agreements, the Power of Attorney, the limited liability company agreement of the Funding Note Issuer, the Subordinated Credit Facility, the Reserve and Portfolio Criteria Supplement and all other instruments, fee letters, documents and agreements executed in connection with any of the foregoing.
“Transaction Party” means each of the Funding Note Issuer, the Sponsor, the SPV Administrator, the Seller and each Servicer.
“Treasury Regulations” means any regulations promulgated by the Internal Revenue Service interpreting the provisions of the Code.
“Trust Accounts” means the Funding Note Issuer Collection Account, the Excluded Borrower Benefit Account (if applicable), the Reserve Account, the DOE Reserve Account, the Breakage Account and the Sold Loans Account.
“Trust Receipt” means a receipt executed by the Conduit Administrator substantially in the form of Exhibit N.
“UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.
“United States” means the United States of America, its territories and possessions.
“Unsubsidized Stafford Loan” means a student loan described in Section 428H of the Higher Education Act.
“Upper Boundary” means an amount equal to the sum of (i) the applicable Sample Mean plus (ii) the product of (A) 1.96 and (B) the applicable Standard Error.
“Variable Put Fee” means, the variable portion of the fee as further described in the Department Put Agreement payable by the Conduit Lender to the Department determined by reference to the Conduit Lender’s cost of funds.
“Variance” means, with respect to the Proposed Pool and a category of Student Loans, (a) with respect to average Principal Balance, (i) for each Student Loan in the Proposed Pool, calculate difference between the Principal Balance of such Student Loan and the Sample Mean, (ii) square such difference, (iii) sum all squared differences for the Proposed Pool and (iv) divided by the Sample Size minus one (1), and (b) with respect to all other categories, the applicable Category Percentage, multiplied by (ii) one (1) minus the applicable Category Percentage.
“Yield Period” means (i) initially the period commencing on the Closing Date and ending on (but excluding) the initial Determination Date, and (ii) thereafter, each period commencing on (and including) a Determination Date ending (but excluding) on the following Determination Date; provided that the Yield Period relating to the final Settlement Date shall end on the final Settlement Date. A Yield Period “relates” to the Settlement Date falling next after the end of such Yield Period.

Appenddix A-25

APPENDIX B
CONDITIONS PRECEDENT
Section 1. Conditions Precedent to Effectiveness. In accordance with the provisions of Section 3.01, the effectiveness of this Agreement is subject to the following conditions:
(a) the Conduit Administrator, the Manager and the Department shall have received on or before the Closing Date the following documents and opinions, in form and substance satisfactory to the Manager:
(i) executed copies of the relevant Transaction Documents, including a duly executed Funding Note in form and substance approved by the Department;
(ii) UCC-1 Financing Statements substantially in the form attached as Exhibit G for filing naming each of the Seller, the Seller Eligible Lender Trustee, the Eligible Lender Trustee and the Funding Note Issuer, as debtor, and the Conduit Lender and Conduit Lender Eligible Lender Trustee as ultimate secured party or other similar instruments or documents as may be necessary under the applicable UCC of all appropriate jurisdictions to perfect the transfers (including Grants of security interests) under the Transaction Documents;
(iii) Officer’s Certificates of the Funding Note Issuer, the Sponsor, the Eligible Lender Trustee, the SPV Administrator, and each Affiliated Servicer and each Seller substantially in the form attached as Exhibit H, certifying, in each case the articles of incorporation or equivalent organization document, certificate of formation, by-laws or the equivalent, board resolutions, good standing certificates and the incumbency and specimen signature of each officer authorized to execute the Transaction Documents (on which certificates the Conduit Administrator and the Conduit Lender may conclusively rely until such time as the Conduit Administrator and the Conduit Lender shall receive from the applicable Person a revised certificate meeting the requirements of this clause);
(iv) Opinions of Counsel in form and substance approved by the Department addressed to the Conduit Lender, the Manager, the Conduit Administrator and the Department, in form satisfactory to the Manager, from counsel to (A) the Funding Note Issuer, the Seller, the SPV Administrator, the Eligible Lender Trustee and each Material Servicer as to corporate law and enforceability matters set out in Part I of Exhibit I, and (B) the Funding Note Issuer, each Seller and the SPV Administrator as to (1) the securities law matters set out in Part II of Exhibit I, (2) the federal income tax matters set out in Part III of Exhibit I, (3) the UCC matters set out in Part IV of Exhibit I, and (4) the insolvency law matters set out in Part V of Exhibit I.
(v) UCC search report results dated within forty-five (45) days of the Closing Date listing all effective financing statements which name the Funding Note Issuer, each Seller or any Affiliated Prior Transferor (under its present name or any previous names) in any jurisdictions where filings are to be made under clause (ii) above (or similar filings would have been made in the past five years);
(vi) a certificate of the Conduit Administrator substantially in the form attached as Exhibit J evidencing the of establishment of the Trust Accounts in the name of the Funding Note Issuer;
(vii) the Funding Note Issuer and the Seller shall have delivered a Notice of Intent to Participate to the Department; and
(viii) the Powers of Attorney from the Funding Note Issuer and the Seller in favor of the Conduit Lender and the Conduit Administrator in the form attached as Exhibit K;
(b) all fees due and payable to the Conduit Lender, the Conduit Administrator and the Eligible Lender Trustee on the Closing Date shall have been paid; and
(c) such other information, certificates, documents and actions as the Manager or the Conduit Administrator may reasonably request has been received or performed.

Appendix B-1

Section 2. Conditions Precedent to All Advances and each Grant of Financed Student Loans. In accordance with the provisions of Sections 3.02 and 3.03, each Advance and each Grant of Financed Student Loans under this Agreement is subject to the following conditions:
(a) on the Advance Date or Grant Date, as applicable, the following statements shall be true, and the Funding Note Issuer shall be deemed to have certified that:
(i) the representations and warranties contained in Article IV are correct on and as of such date, both before and after giving effect to any Advance or Grant of Financed Student Loans on such date (or, to the extent such representations and warranties speak as of a specific date, were true and correct on and as of such date);
(ii) no event has occurred and is continuing, or would result from any Advance or Grant of Financed Student Loans on such date, which constitutes (1) an Event of Default, (2) a Servicer Default, (3) a Potential Event of Default or (4) a “default” under Section 1.03(c); provided that, solely for purposes of this clause (ii), to the extent that the relevant Advance is a Required Payment Advance, the failure to make a deposit or payment that would give rise to such Required Payment Advance shall not be deemed to be a Potential Event of Default;
(iii) there has occurred no event which could reasonably be determined to have a Material Adverse Effect with respect to the Funding Note Issuer;
(iv) no law or regulation shall prohibit, and no order, judgment or decree of any Official Body shall prohibit or enjoin, the making of such Advance or such Grant in accordance with the provisions hereof;
(v) all covenants and agreements contained in the Transaction Documents, including the delivery of all reports required to be delivered thereunder, shall have been complied with by the Funding Note Issuer, subject to any applicable grace periods or waivers granted;
(vi) in the case of any Advance, the Asset Coverage Ratio is greater than or equal to the Minimum Asset Coverage Ratio after giving effect to the related Advance;
(vii) except in the case of a Required Payment Advance, there are no amounts then due and payable by any Transaction Party to any Affected Party that remain unpaid as of such Advance Date or such Grant Date; and
(viii) the Funding Note Issuer shall either (A) not be a “Ten Percent Obligor” (as defined in Rule 2a-7(c)(4)(ii)(D)(1)(i) promulgated under the Investment Company Act) or (B) qualify as a “Restricted Special Purpose Entity” (as defined in Rule 2a-7(c)(4)(ii)(D)(2) promulgated under the Investment Company Act).
(b) the Final Maturity Date shall not have occurred;
(c) no suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court or governmental agency, seeking to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the transactions contemplated hereby;
(d) no statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof; and
(e) no Rating Agency shall have withdrawn the rating of the Funding Note or lowered the rating of the Funding Note to below “AAA” or its equivalent.
Section 3. Additional Conditions Precedent to All Advances. In accordance with the provisions of Section 3.02, each Advance is subject to the following conditions:
(a) except in the case of a Required Payment Advance, on the dates specified in Section 1.02 and in the Funding Allocation Procedures, the Funding Note Issuer shall have delivered to the Conduit Administrator and the Manager (i) a Funding Request, (ii) an Advance Confirmation, and (iii) any cash collateral required to be posted to the Breakage Account in accordance with Section 1.02(b);

Appendix B-2

(b) [Reserved];
(c) except in the case of a Required Payment Advance, an Agreed Upon Procedures Letter shall be delivered to the Manager and the Conduit Administrator, by no later than 3:00 p.m. on the seventh (7th) Business Day prior to the Advance Date, and the Conduit Administrator shall have confirmed to the Manager and the Funding Note Issuer on or before the seventh (7th) Business Day preceding the Advance Date that the Conduit Administrator was able to verify, with no exceptions, that all Student Loans listed on the Loan Transmittal Summary Forms attached to all Loan Designation Notices received since the date of the most recent Agreed Upon Procedures Letter (if any) delivered to the Manager and the Conduit Administrator were included in the relevant loan data file transmitted to the Conduit Administrator pursuant to Section 1.02(c) in connection with such Agreed Upon Procedures Letter; provided that (1) if the Agreed Upon Procedures Letter discloses that any Student Loan in the relevant sample does not meet the eligibility criteria specified in the guidelines published by the Department, then such Student Loan (i) shall be excluded from the relevant pool of Student Loans for such Agreed Upon Procedures Letter and (ii) shall not be included as a Financed Student Loan to be Granted to the Conduit on the relevant Grant Date, and (2) if the Agreed Upon Procedures Letter discloses that any Student Loan in the relevant sample is not a Putable Loan, then the Funding Note Issuer and the Master Servicer shall provide to the Conduit Administrator and the Manager by no later than 3:00 p.m. on the seventh (7th) Business Day prior to the Advance Date (i) a report explaining the cause of noncompliance and the procedures that the Funding Note Issuer and the Master Servicer have or will implement to assure compliance by the Financed Student Loans with the criteria for Putable Loans and (ii) an additional Agreed Upon Procedures Letter using a sample as may be determined by the public accounting firm that will ensure a 99% rate of confidence in such sample; provided further that no Agreed Upon Procedures Letter shall be required to be delivered on any Advance Date that is not a Grant Date if all Financed Student Loans were previously included in a relevant pool for an Agreed Upon Procedures Letter delivered prior to the Advance Date; and
(d) in the case of the initial Advance, on or prior to the date of delivery of the related Advance Confirmation, (i) the Conduit Administrator and the Manager shall have received any two (2) of the following: (x) a letter from S&P stating that the Funding Note has received a long term definitive rating of “AAA”, subject to customary surveillance procedures; and (y) a letter from Fitch stating that the Funding Note has received a long term definitive rating of “AAA”, subject to customary surveillance procedures and a copy of such rating letters shall be delivered to the Department and (ii) neither the Conduit Administrator nor the Manager shall have received notice that the Funding Note has received a rating below the highest investment-grade rating category from any nationally recognized statistical rating organization.
Section 4. Additional Conditions to All Grants of Financed Student Loans. In accordance with the provisions of Section 3.03, each Grant of Financed Student Loans is subject to the following conditions:
(a) the Funding Note Issuer shall have delivered to the Conduit Administrator and the Department a Loan Designation Notice by not later than 3:00 p.m. on the third (3rd) Business Day prior to the related Grant Date, or, if such Grant is being made in connection with any Advance, by not later than 3:00 p.m. on the eighth (8th) Business Day prior to the Advance Date, which Loan Designation Notice shall indicate whether the Student Loans to be pledged on the related Grant Date satisfy the Portfolio Criteria or whether each Rating Agency confirmed in writing that the Grant of the related Financed Student Loans would not cause such Rating Agency to withdraw the rating of the Funding Note or lower the rating of the Funding Note to below “AAA” or its equivalent, and, if applicable, include such supporting calculations and data as shall be necessary for the Conduit Administrator to verify compliance with the Portfolio Criteria;
(b) on or prior to the Grant Date, the Funding Note Issuer shall cause to be delivered to the Conduit Administrator copies of the bills of sale and blanket endorsements and copies of all schedules, financing statements and other documents required to be delivered by each Seller as a condition of purchase of any Student Loans being purchased under the Student Loan Purchase Agreement on such Advance Date;
(c) the related Subcustodian shall be in possession of the Loan Documents with respect to the Student Loans (if any) being pledged to the Conduit Lender and the Conduit Lender Eligible Lender Trustee on the date of such Advance and the Conduit Administrator shall have delivered a Trust Receipt to the Department;

Appendix B-3

(d) unless the pool of Student Loans to be pledged on the related Grant Date satisfied the Portfolio Criteria (as evidenced by the certifications included in the related Loan Designation Notice), each Rating Agency shall have confirmed in writing to the Manager that the Grant of the related Financed Student Loans would not cause such Rating Agency to withdraw the rating of the Funding Note or lower the rating of the Funding Note to below “AAA” or its equivalent;
(e) the Funding Note Issuer shall have notified the Conduit Administrator of the aggregate maximum amount of Excluded Borrower Benefits that could be payable on all Financed Student Loans and shall have deposited such amount into the Excluded Borrower Benefit Account;
(f) an Agreed Upon Procedures Letter shall be delivered to the Manager and the Conduit Administrator by no later than 3:00 p.m. on the third (3rd) Business Day prior to the Grant Date, or, if such Grant is being made in connection with any Advance, by not later than 3:00 p.m. on the seventh (7th) Business Day prior to the Advance Date, and the Conduit Administrator shall have confirmed to the Manager and the Funding Note Issuer on or before the seventh (7th) Business Day preceding the Grant Date that the Conduit Administrator was able to verify, with no exceptions, that all Student Loans listed on the Loan Transmittal Summary Forms attached to all Loan Designation Notices received since the date of the most recent Agreed Upon Procedures Letter (if any) delivered to the Manager and the Conduit Administrator were included in the relevant loan data file transmitted to the Conduit Administrator pursuant to Section 1.02(c) in connection with such Agreed Upon Procedures Letter; provided that (1) if the Agreed Upon Procedures Letter discloses that any Student Loan in the relevant sample does not meet the eligibility criteria specified in the guidelines published by the Department, then such Student Loan (i) shall be excluded from the relevant pool of Student Loans for such Agreed Upon Procedures Letter and (ii) shall not be included as a Financed Student Loan to be Granted to the Conduit on the relevant Grant Date, and (2) if the Agreed Upon Procedures Letter discloses that any Student Loan in the relevant sample is not a Putable Loan, then the Funding Note Issuer and the Master Servicer shall provide to the Conduit Administrator and the Manager by no later than 3:00 p.m. on the third (3rd) Business Day prior to the Grant Date, or, if such Grant is being made in connection with any Advance, by not later than 3:00 p.m. on the seventh (7th) Business Day prior to the Advance Date (i) a report explaining the cause of noncompliance and the procedures that the Funding Note Issuer and the Master Servicer have or will implement to assure compliance by the Financed Student Loans with the criteria for Putable Loans and (ii) an additional Agreed Upon Procedures Letter using a sample as may be determined by the public accounting firm that will ensure a 99% rate of confidence in such sample; provided further that no Agreed Upon Procedures Letter shall be required to be delivered on any Grant Date that is not an Advance Date if the Collateral Value of Financed Student Loans pledged on such Grant Date is less than five percent (5%) of the Funding Note Balance (however such Student Loans shall be required to be included in the relevant pool for any Agreed Upon Procedures Letter delivered on a subsequent Advance Date);
(g) the Funding Note Issuer shall have delivered a Loan Data Schedule to the Department no later the third Business Day prior to the Grant Date;
(h) the Funding Note Issuer shall have delivered the Security Release Certifications and financing statement terminations on Form UCC-3, if necessary, to release any adverse claims in the Student Loans pledged on such Grant Date to the Manager and the Conduit Administrator;
(i) a copy of each fully executed Servicing Agreement relating to the Student Loans being pledged to the Conduit Lender and Conduit Lender Eligible Lender Trustee on such Grant Date, to the extent not delivered in connection with a prior Grant, shall be delivered to the Department and the Manager; each Servicer shall have demonstrated an ability to produce a Monthly Servicer Report to the extent not previously demonstrated on the Closing Date or a prior Grant Date; and, by not later than 3:00 p.m. on the third (3rd) Business Day prior to the related Grant Date, or, if such Grant is being made in connection with any Advance, by not later than 3:00 p.m. on the eighth (8th) Business Day prior to the Advance Date, the Funding Note Issuer shall have delivered to the Conduit Administrator, the Department and the Manager an Opinion of Counsel, in form and substance satisfactory to the Department and the Manager, as to the matters in Section I of Exhibit I covering each Servicing Agreement, to the extent not previously delivered on the Closing Date or a prior Grant Date;

Appendix B-4

(j) if any Student Loan to be pledged on the related Grant Date was previously transferred by an Affiliated Prior Transferor that was not covered by Opinions of Counsel as described in Sections IV F. and G. and Section V of Exhibit I delivered on the Closing Date or a previous Grant Date, by not later than 3:00 p.m. on the third (3rd) Business Day prior to the related Grant Date, or, if such Grant is being made in connection with any Advance, by not later than 3:00 p.m. on the eighth (8th) Business Day prior to the Advance Date, the Funding Note Issuer shall have delivered to the Conduit Administrator, the Department and the Manager Opinions of Counsel, in form and substance satisfactory to the Department and the Manager, as described in Sections IV F. and G. and Section V of Exhibit I; and
(k) if any Student Loan to be pledged on the related Grant Date was previously transferred by an Affiliated Prior Transferor that was not included in UCC search report results delivered pursuant to Section 1(a)(v) of this Appendix B delivered on the Closing Date or a previous Grant Date, by not later than 3:00 p.m. on the third (3rd) Business Day prior to the related Grant Date, or, if such Grant is being made in connection with any Advance, by not later than 3:00 p.m. on the eighth (8th) Business Day prior to the Advance Date, the Funding Note Issuer shall have delivered to the Conduit Administrator, the Department and the Manager UCC search report results, which are satisfactory to the Department and the Manager, as described in Section 1(a)(v) of this Appendix B.

Appendix B-5

APPENDIX C
REPRESENTATIONS AND WARRANTIES
Section 1. Representations as to the Funding Note Issuer and the Eligible Lender Trustee.
Pursuant to this Agreement, the Funding Note Issuer, and to the extent expressly required below, the Eligible Lender Trustee, hereby represents and warrants for the benefit of the Affected Parties and their successors and assigns, in each case, as of the date of this Agreement and each Grant Date and Advance Date thereafter:
(a) Each of the Funding Note Issuer and the Eligible Lender Trustee (1) is duly organized, validly existing and in good standing under the laws of the State of its formation or of the United States, as applicable, (2) has all licenses necessary to carry out its business as now being conducted or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon it by any such state, and (3) in any event is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Financed Student Loan. No licenses or approvals obtained by it have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;
(b) The Eligible Lender Trustee is an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act and has a lender identification number issued by the Department with respect to the Financed Student Loans (which lender identification number is not shared with any other Person and is not associated with any student loans other than Student Loans pledged to the Conduit Lender) and the Seller Eligible Lender Trustee has in effect a Guarantee Agreement with a Guarantor with respect to each of the Financed Student Loans;
(c) With respect to each state or jurisdiction therein in which the SPV Administrator undertakes origination activities, the SPV Administrator is in full compliance with such state’s or jurisdiction’s (as applicable) laws, rules, regulations, orders, settlement agreements and other standards and procedures, including those promulgated by agencies or officers thereof, applicable to it and pertaining to the conduct of participants in the student loan industry to the extent the Funding Note Issuer has assented to such voluntary code of conduct (including, without limitation, any applicable “code of conduct” for participants in the student loan industry that specifically and legally applies to the SPV Administrator and the Eligible Lender Trustee, to the extent that non-compliance with such a code of conduct would adversely affect the Department’s rights or interest with respect to the Putable Loans that the Department purchases);
(d) The SPV Administrator has administered, operated and maintained its federal family education loan program in such manner as to ensure that such program and the Student Loans will benefit, in all material respects, from the FFELP, the Guarantee Agreements related thereto and the federal program of reimbursement for FFELP loans pursuant to the Higher Education Act;
(e) The Funding Note Issuer has not, with respect to any Financed Student Loan sold under this Agreement, agreed to release any Guarantor from any of its contractual obligations as a guarantor of such Financed Student Loan or agreed otherwise to alter, amend or renegotiate any material term or condition under which such Financed Student Loan is Guaranteed, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of the Department;
(f) Each of the Funding Note Issuer and the Eligible Lender Trustee (1) has all requisite power and authority to hold each Financed Student Loan, to sell each Financed Student Loan, to pledge each Financed Student Loan and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement and each other Applicable Document, (2) has duly authorized the execution, delivery and performance of this Agreement and each other Applicable Document and (3) has duly executed and delivered this Agreement and each other Applicable Document. This Agreement and each other Applicable Document, assuming due authorization, execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of the Funding Note Issuer and the Eligible Lender Trustee, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of rights of creditors generally, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); provided, however, that if the Funding Note Issuer is not an Eligible Lender, the power and authority to hold, sell and pledge each Financed Student Loan described in clause (1) shall refer, with respect to the Funding Note Issuer, to the beneficial interest of the Funding Note Issuer, and with respect to the Eligible Lender Trustee, to its interest as the legal title holder of the Financed Student Loan;

Appendix C-1

(g) The execution and delivery of this Agreement and each other Applicable Document by each of the Funding Note Issuer and the Eligible Lender Trustee and the performance of and compliance with the terms of this Agreement and each other Applicable Document will not violate its formation documents or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or its assets;
(h) Neither the Funding Note Issuer nor the Eligible Lender Trustee is in violation of, and the execution and delivery of this Agreement and each other Applicable Document by it and its performance and compliance with the terms of this Agreement and each other Applicable Document will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over it or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or its operations or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties thereunder;
(i) The Funding Note Issuer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement and each other Applicable Document;
(j) There are no actions or proceedings against, or investigations of, the Funding Note Issuer before any court, administrative agency or other tribunal (A) that might prohibit its entering into this Agreement or each other Applicable Document, (B) that seeks to prevent the sale or pledge of the Financed Student Loans or the consummation of the transactions contemplated by this Agreement or each other Applicable Document or (C) that might prohibit or materially and adversely affect the performance by the Funding Note Issuer of its obligations under, or the validity or enforceability of, this Agreement or each other Applicable Document;
(k) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Funding Note Issuer or the Eligible Lender Trustee of, or compliance by it with, this Agreement or each other Applicable Document or the consummation of the transactions contemplated by this Agreement or each other Applicable Document, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the related Advance Date or Grant Date, as applicable;
(l) The Funding Note Issuer will cause (i) the transfer of the Financed Student Loans to be treated as a secured financing on the books and records of the Funding Note Issuer and Eligible Lender Trustee and (ii) to the extent consistent with the facts and circumstances of the transaction and applicable tax and accounting standards, the Funding Note Issuer and Eligible Lender Trustee to treat the disposition of the Financed Student Loans pursuant to this Agreement for tax and accounting purposes as a secured financing. The Funding Note Issuer shall maintain a complete set of books and records for each Financed Student Loan which shall be clearly marked to reflect the ownership of each Financed Student Loan by the Funding Note Issuer and Eligible Lender Trustee and all filings (including financing statements pursuant to the applicable UCC) necessary in any jurisdiction to perfect the transfers and assignments contemplated in this Agreement to perfect the Conduit Lender’s and the Conduit Lender Eligible Lender Trustee’s security interest in the Financed Student Loans that is prior to any other interest held or to be held by any other Person have been made;
(m) The Funding Note Issuer is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Funding Note Issuer is not transferring any Financed Student Loan with any intent to hinder, delay or defraud any of its creditors;
(n) The SPV Administrator has an internal quality control program that verifies, on a regular basis, the existence and accuracy of its legal documents, credit documents and underwriting decisions, including all such documents and decisions that would affect the validity of the representations and warranties required under Section 4.01 of this Agreement. The program shall include evaluating and monitoring the overall quality of the loan production and servicing of the loans of the SPV Administrator. The program is to ensure that the Student Loans are originated and serviced in accordance with applicable law; and guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons; and

Appendix C-2

(o) The Funding Note Issuer will not adversely select Student Loans for pledge under this Agreement; provided the Loan Sale Allocation Criteria shall be deemed not to be adverse.
Section 2. Financed Student Loan Level Representations.
Pursuant to this Agreement, the Funding Note Issuer, and to the extent expressly required below, the Eligible Lender Trustee, hereby represents and warrants for the benefit of the Affected Parties and their successors and assigns, in each case, as of the date of the applicable Grant Date for each Financed Student Loan:
(a) The Funding Note Issuer with respect to beneficial ownership and the Eligible Lender Trustee with respect to record ownership, each has good and marketable title to, and are the sole owners of, the Financed Student Loans, free and clear of any security interest or lien (other than an interest or lien that (i) will be released simultaneously with the pledge of the Financed Student Loans hereunder pursuant to a Security Release Certification or (ii) will be created in favor of the Conduit Lender simultaneously with the pledge of the Financed Student Loans hereunder pursuant to one or more financing statements filed in accordance with the applicable UCC), charges, claims, offsets, defenses, counterclaims or encumbrances of any nature (including, without limitation, any circumstances that could impair the creation and perfection of the security interest in the Financed Student Loans free and clear of the claim of any party) and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to any Financed Student Loan. The pledge of each Financed Student Loan constitutes a grant by the Funding Note Issuer, with respect to beneficial ownership, and the Eligible Lender Trustee, with respect to record ownership, to the Conduit Lender of a security interest in all of the Funding Note Issuer’s and Eligible Lender Trustee’s property and right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Financed Student Loans, together with all amounts payable now or in the future with respect to the Financed Student Loans;
(b) Each Financed Student Loan is an Eligible Loan and the description of and information regarding the Financed Student Loans set forth in any loan schedule prepared or delivered in connection with the pledge thereof is true, complete and correct as of the date of the applicable loan schedule;
(c) The Funding Note Issuer, with respect to beneficial ownership, and the Eligible Lender Trustee, with respect to record ownership, is authorized to pledge the Financed Student Loans and issue the Funding Note; and the pledge of such Financed Student Loans and issuance of such Funding Note is made pursuant to and consistent with all applicable laws and regulations, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which it is a party or by which it or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;
(d) Each Financed Student Loan is in full force and effect in accordance with its terms and is the legal, valid and binding obligations of the respective Borrower thereunder subject to no defenses;
(e) Each Financed Student Loan has been duly made and serviced in accordance with the provisions of the FFELP established under the Higher Education Act, and has been duly guaranteed by a Guarantor; the Guarantee Agreement is in full force and effect, and all premiums due and payable to such Guarantor as of the related Grant Date shall have been paid in full;
(f) Each Financed Student Loan provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortize the Principal Balance thereof by its maturity, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws, including, those of the Higher Education Act or any applicable Guarantee Agreement, as applicable;
(g) Any payments on a Financed Student Loan received by the Funding Note Issuer that have been allocated to the reduction of principal and interest on such Financed Student Loan have been allocated on a simple interest basis;
(h) Each Financed Student Loan has been duly made and serviced in accordance with all applicable federal, state and local laws;

Appendix C-3

(i) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on each Financed Student Loan and, all disclosures of information required to be made pursuant to the Higher Education Act prior to the Advance Date have been made;
(j) Each Borrower is an eligible borrower under the terms of Section 428, 428B or 428H of the Higher Education Act, as applicable;
(k) All borrower origination and loan fees required by Section 438 of the Higher Education Act have been paid to the Secretary;
(l) Each Financed Student Loan is denominated and payable only in United States dollars;
(m) The pledge contemplated in this Agreement constitutes the creation of a first priority security interest in favor of the Conduit Lender, such security interest has been perfected and the Conduit Lender shall be a secured creditor of the Funding Note Issuer in the event of its bankruptcy or the appointment of a receiver with respect to it;
(n) There is only one originally executed Promissory Note evidencing each Financed Student Loan, and such original Promissory Note (or a true and correct copy thereof) has been delivered to the Conduit Administrator or a Subcustodian or its designee on behalf of the Conduit Lender or its designee. If a true and exact copy of an original electronic Promissory Note has been delivered to the Conduit Administrator on behalf of the Conduit Lender or its designee, the Eligible Lender Trustee of such Financed Student Loan (or its designee) has possession of such electronic Promissory Note. The Promissory Notes that constitute or evidence the Financed Student Loans do not have any marks or notations indicating that they have been further pledged, assigned or otherwise conveyed to any Person other than the Conduit Lender or its designee (other than an interest or lien that will be released simultaneously with the pledge of Financed Student Loans under this Agreement);
(o) To the extent any Financed Student Loan is evidenced by an electronic Promissory Note, the Sponsor has complied (and has caused any originator or servicer of the Financed Student Loan to comply) with all regulations and other requirements adopted by the applicable Guarantor or the Department relating to the validity and enforceability of such Promissory Note;
(p) Neither the Funding Note Issuer nor the Eligible Lender Trustee has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Financed Student Loans (other than an interest or lien that (A) has been released or will be released simultaneously with the pledge of the Financed Student Loans hereunder pursuant to a Security Release Certification or (B) will be created in favor of the Conduit Lender simultaneously with the pledge of the Financed Student Loans hereunder). Other than with respect to clause (B) in the preceding sentence, neither the Funding Note Issuer nor the Eligible Lender Trustee has authorized the filing of or is aware of any financing statements against it that include a description of collateral covering the Financed Student Loans hereunder (whether or not any additional collateral is covered by such financing statements) or any other security interest that has not been terminated, or that will not be terminated upon the pledge by the Funding Note Issuer nor the Eligible Lender Trustee under this Agreement. Neither the Funding Note Issuer nor the Eligible Lender Trustee is aware of any judgment or tax lien filings against it;
(q) No Borrower of a Financed Student Loan, is noted in any loan file prepared in connection therewith, including the related Loan Transmittal Summary Form, as being currently involved in a bankruptcy proceeding;
(r) The Financed Student Loan satisfies all of the terms and conditions of the Transaction Documents;
(s) The Funding Note Issuer and the Eligible Lender Trustee had title to, and beneficial ownership of the Financed Student Loan on or after the date on which the Funding Note Issuer’s Notice of Intent to Participate was received and acknowledged by the Department, and before July 1, 2010;
(t) As of the date such Financed Student Loan was pledged by the Funding Note Issuer, the Financed Student Loan was not delinquent for 210 days or more or subject to a claim filed with the applicable Guarantor;
(u) The Financed Student Loan has not been previously pledged to secure the Funding Note;

Appendix C-4

(v) The Financed Student Loan is an Eligible Loan; and
(w) Either (i) the Financed Student Loan is not subject to any Excluded Borrower Benefits or (ii) with respect to a Financed Student Loan subject to Excluded Borrower Benefits, the amount required to be deposited into the Excluded Borrower Benefit Account has been deposited.
Section 3. Additional Representations and Warranties.
Pursuant to this Agreement, the Funding Note Issuer hereby represents and warrants for the benefit of the Affected Parties and their successors and assigns, in each case, as of the date of this Agreement and each Advance Date and Grant Date thereafter:
(a) The execution, delivery and performance by the Funding Note Issuer of this Agreement and all Transaction Documents to be delivered by it in connection herewith or therewith, including the Funding Note Issuer’s use of the proceeds of Advances,
(i) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than in favor of the Conduit Lender and Conduit Lender Eligible Lender Trustee, with respect to the Pledged Collateral), and
(ii) do not require compliance with any bulk sales act or similar law.
(b) The Funding Note has been duly and validly authorized and, when executed and paid for in accordance with the terms of this Agreement, will be duly and validly issued and will be entitled to the benefits of this Agreement.
(c) No Event of Default, Servicer Default, or, to the best of the Funding Note Issuer’s knowledge, Potential Event of Default has occurred and is continuing.
(d) No information, exhibit, financial statement, document, book, record or report furnished or to be furnished by or on behalf of the Funding Note Issuer to the Affected Parties in connection with this Agreement is or will be incorrect in any material respect as of the date it is or shall be dated.
(e) The Funding Note Issuer is not required to register as an “investment company” and is not controlled by an entity that is required to be registered as an “investment company” under the Investment Company Act. The Funding Note Issuer is a “Restricted Special Purpose Entity” (as defined in Rule 2a-7(c)(4)(ii)(D)(2) promulgated under the Investment Company Act).
(f) The principal place of business and chief executive office of the Funding Note Issuer and the office where the Funding Note Issuer keeps any Records in its possession are located at the addresses of the Funding Note Issuer referred to in Section 12.02 or such other location as the Funding Note Issuer shall have given notice of to the Conduit Administrator and the Manager pursuant to this Agreement.
(g) All representations and warranties of the Funding Note Issuer set forth in the Transaction Documents to which it is a party are true and correct in all material respects as of the date made and the Funding Note Issuer is hereby deemed to have made each such representation and warranty, as of the date made, to, and for the benefit of, the Affected Parties as if the same were set forth in full herein.
(h) The issuance of the Funding Note to the Conduit Lender pursuant to this Agreement will not require the registration of the Funding Note under the Securities Act.

Appendix C-5

(i) (i) No Reportable Event has occurred during the six year period prior to the date on which this representation is made or deemed made with respect to any Benefit Plan; (ii) no steps have been taken by any Person to terminate any Benefit Plan subject to Title IV of ERISA; (iii) no contribution failure or other event has occurred with respect to any Benefit Plan which is sufficient to give rise to a lien on the assets of the Funding Note Issuer or any ERISA Affiliate in favor of the PBGC, during such six-year period; (iv) each Benefit Plan has been administered in all material respects in compliance with its terms and the applicable provisions of ERISA, the Code and all other applicable laws and regulations; (v) neither the Funding Note Issuer nor any ERISA Affiliate maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment and which is unfunded by a material amount, except as specifically required by the continuation requirements of Part 6 of Title I of ERISA; (vi) the present value of all accrued benefits under each Benefit Plan subject to Title IV of ERISA (based on those assumptions used to fund such Benefit Plans) did not, as of the last valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Benefit Plan allocable to such accrued benefits; (vii) neither the Funding Note Issuer nor any ERISA Affiliate has had a complete or partial withdrawal from any Multiemployer Plan and neither the Funding Note Issuer nor any ERISA Affiliate would become subject to any liability under ERISA if the Funding Note Issuer or any such ERISA Affiliate were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; and (viii) no such Multiemployer Plan is insolvent within the meaning of Section 4245 of ERISA or in reorganization within the meaning of Section 4241 of ERISA; provided that this subsection (i) shall not apply to events which could not reasonably be expected to have a Material Adverse Effect on the Funding Note Issuer or each Seller.
(j) No proceeds of any Advances will be used by the Funding Note Issuer for any purpose that violates applicable law, including Regulation U of the Federal Reserve Board. The Funding Note Issuer does not own any “margin stock” within the meaning of Regulation T, U and X of the Federal Reserve Board.
(k) Each payment of Ratable Financing Costs, Ratable Other Conduit Costs, principal of the Funding Note and any other payments by the Funding Note Issuer in respect of the Obligations will have been (i) in payment of a debt incurred in the ordinary course of business or financial affairs on the part of the Funding Note Issuer and (ii) made in the ordinary course of business or financial affairs of the Funding Note Issuer.

Appendix C-6

APPENDIX D
COVENANTS OF THE FUNDING NOTE ISSUER
In accordance with Article V of this Agreement, from the date of this Agreement until all of the Obligations under this Agreement and the other Transaction Documents have been satisfied in full, the Funding Note Issuer agrees to perform and observe the following covenants:
Section 1. Preservation of Separate Existence. The Funding Note Issuer will do all things necessary to maintain its existence as a Delaware limited liability company separate and apart from all Affiliates of the Funding Note Issuer, including complying with the provisions described in Section 8.2 of the limited liability company agreement of the Funding Note Issuer.
Section 2. Notice of Event of Default or Potential Event of Default. As soon as possible and in any event within three (3) Business Days after the occurrence of each Event of Default and each Potential Event of Default (or, to the extent the Funding Note Issuer does not have knowledge of an Event of Default or Potential Event of Default, promptly upon obtaining such knowledge), the Funding Note Issuer will provide (or shall cause the SPV Administrator to provide) to the Conduit Administrator and the Manager a statement setting forth details of such Event of Default or Potential Event of Default and the action which the Funding Note Issuer has taken or proposes to take with respect thereto.
Section 3. Notice of Material Adverse Change. As soon as possible and in any event within three (3) Business Days after becoming aware of an event which could reasonably be expected to have a Material Adverse Effect on the Funding Note Issuer, the Funding Note Issuer will provide to the Conduit Administrator and the Manager written notice thereof.
Section 4. Compliance with Laws; Preservation of Corporate Existence; Code of Conduct. The Funding Note Issuer will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its legal existence, and will preserve and maintain its rights, franchises, qualifications and privileges in all material respects.
Section 5. Enforcement of Obligations.
(a) Enforcement of Financed Student Loans. The Funding Note Issuer shall cause each Servicer to diligently enforce and take all steps, actions and proceedings reasonably necessary for the enforcement of all terms, covenants and conditions of all Financed Student Loans and agreements in connection therewith (except as otherwise permitted pursuant to the Transaction Documents), including the prompt payment of all principal and interest payments and all other amounts received by the Servicer and due the Funding Note Issuer or the Eligible Lender Trustee, as applicable thereunder.
(b) Enforcement of Transaction Documents. The Funding Note Issuer shall cause to be diligently enforced, and take all reasonable steps, actions and proceedings necessary for the enforcement of, all terms, covenants and conditions of all Servicing Agreements and the Student Loan Purchase Agreement. Except as otherwise permitted under any Transaction Document, the Funding Note Issuer shall not permit the release of the obligations of any Servicer under any Servicing Agreement or the obligations of the Seller under the Student Loan Purchase Agreement and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Funding Note Issuer, the Eligible Lender Trustee and the Conduit Lender under or with respect to each Servicing Agreement and the Student Loan Purchase Agreement. Upon the occurrence of a Servicer Default and during the continuation thereof, the Funding Note Issuer shall replace the Servicer subject to such Servicer Default if instructed to do so by the Conduit Administrator or the Manager.
(c) Enforcement and Amendment of Guarantee Agreements. The Funding Note Issuer shall, from and after the Closing Date, (i) cause the Seller Eligible Lender Trustee to maintain the applicable Guarantee Agreements and diligently enforce the Seller Eligible Lender Trustee’s rights thereunder; (ii) cause the Seller Eligible Lender Trustee to enter into such other similar or supplemental agreements as shall be required to maintain benefits for all Financed Student Loans covered thereby; and (iii) not voluntarily consent to or permit any rescission of or consent to any amendment to or otherwise take any action under or in connection with any such Guarantee Agreement or any similar or supplemental agreement in any manner which would materially and adversely affect the ability of the Funding Note Issuer to perform its obligations under this Agreement or cause a Material Adverse Effect with respect to the Funding Note Issuer without the prior written consent of the Conduit Administrator and the Manager, except as shall be required by applicable laws or regulations.

Appendix D-1

Section 6. Notice of Material Litigation. As soon as possible and in any event within three (3) Business Days of the Funding Note Issuer’s actual knowledge thereof, the Funding Note Issuer shall cause the Conduit Administrator and the Manager to be provided with written notice of (a) any litigation, investigation or proceeding which may exist at any time which could be reasonably likely to have a Material Adverse Effect on the Funding Note Issuer; and (b) to the extent reasonably requested by the Conduit Administrator or the Manager, a monthly update of material adverse developments in previously disclosed litigation, including in each case, if known to the Funding Note Issuer.
Section 7. Notice of Relocation; Change of Jurisdiction of Formation or Organization. The SPV Administrator on behalf of the Funding Note Issuer shall cause the Conduit Administrator and the Manager to be provided notice of (i) any change in the location of the Funding Note Issuer’s principal offices or (ii) any change in the location of the Funding Note Issuer’s books and records within thirty (30) days before any such change.
Section 8. Rescission or Modification of Financed Student Loans and Transaction Documents.
(a) Except as expressly permitted in the Servicing Agreement, the Funding Note Issuer shall not permit the release of the obligations of any Borrower under any Financed Student Loan and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Funding Note Issuer and the Conduit Lender under or with respect to each Financed Student Loan and each agreement in connection therewith. The Funding Note Issuer shall not consent or agree to or permit any modification, extension or renegotiation in any way of any Financed Student Loan or agreement in connection therewith unless such modification, extension or renegotiation is (i) required under the Higher Education Act or other applicable laws, rules and regulations and the applicable Guarantee Agreement, (ii) provided for in the applicable underwriting guidelines or Servicing Policies, if such modification, extension or renegotiation does not materially adversely affect the value or collectability thereof or (iii) expressly provided for or permitted in the Transaction Documents. Nothing in this Agreement shall be construed to prevent the Funding Note Issuer, the Eligible Lender Trustee or the Conduit Administrator, as applicable, from offering any Borrower any borrower benefit to the extent permissible by this Agreement or the Servicing Agreement or settling a default or curing a delinquency on any Financed Student Loan on such terms as shall be permitted by law and shall be consistent with the applicable underwriting guidelines or Servicing Policies.
(b) Unless otherwise specified pursuant to clause (a) above or in any Transaction Document, without the written consent of the Conduit Administrator and the Manager, the Funding Note Issuer will not (nor will it permit any of its agents to):
(i) cancel, terminate, extend, amend, modify or waive (or consent to or approve any of the foregoing) any provision of any Transaction Document (other than any cancellation or termination of a Guarantee Agreement that does not apply at such time to any Financed Student Loans or any extension, amendment, modification or waiver of a Guarantee Agreement that would not have a Material Adverse Effect on the Funding Note Issuer); or
(ii) take or consent to any other action that may impair the rights of the Conduit Lender to any Pledged Collateral or modify, in a manner adverse to the Conduit Lender, the right of the Conduit Lender to demand or receive payment under any of the Transaction Documents (other than any action with regard to a Guarantee Agreement that does not apply at such time to any Financed Student Loans or any extension, amendment, modification or waiver of a Guarantee Agreement that would not have a Material Adverse Effect on the Funding Note Issuer).
Section 9. Liens.
(a) Transaction Documents. The Funding Note Issuer will cause to be taken all action necessary to perfect, protect and more fully evidence the ownership interest of the Funding Note Issuer (or of the Eligible Lender Trustee, acting on behalf of the Funding Note Issuer) and the first priority perfected security interest of the Conduit Lender and the Conduit Lender Eligible Lender Trustee in the Pledged Collateral.
(b) UCC Matters; Protection and Perfection of Pledged Collateral; Delivery of Documents. Unless the Funding Note Issuer has complied with Section 7 of this Appendix D, the Funding Note Issuer will keep its principal place of business and chief executive office, and the office where it keeps any Records in its possession, at the address of the Funding Note Issuer referred to in Section 12.02. The Funding Note Issuer will not make any change to its name unless prior to the effective date of any such name change or use, the Funding Note Issuer delivers to the Conduit Administrator and the Manager such financing statements necessary, or as the Conduit Administrator or the Manager may request, to reflect such name change, together with such other documents and instruments as the Conduit Administrator may request in connection therewith. The Funding Note Issuer will not change its jurisdiction of formation or form of organization.

Appendix D-2

The Funding Note Issuer agrees that from time to time, at its expense, it will promptly execute and deliver all further writings, and take all further action necessary, or that the Conduit Administrator may reasonably request, in order to maintain the Conduit Lender’s and the Conduit Lender Eligible Lender Trustee’s first priority perfected security interest in the Pledged Collateral, or to enable the Conduit Lender or the Conduit Administrator to exercise or enforce any of their respective rights hereunder or under the Pledged Collateral; provided, however, that prior to the occurrence and continuation of an Event of Default or the occurrence of a Department Put Event, the foregoing sentence shall not be deemed to require the Funding Note Issuer or the Servicer to relocate or deliver any Promissory Note or Loan Documents held by a Subcustodian.
For purposes of enabling the Conduit Administrator or the Conduit Lender to exercise their respective rights described in the preceding sentence and elsewhere in this Agreement, following the occurrence and during the continuation of an Event of Default or following a Department Put Event, the Funding Note Issuer and the Eligible Lender Trustee hereby authorize, and irrevocably grant a Power of Attorney to the Conduit Administrator and the Conduit Lender and their respective successors and assigns to take any and all steps in the Funding Note Issuer’s and the Eligible Lender Trustee’s name and on behalf of the Funding Note Issuer and/or the Eligible Lender Trustee necessary or desirable, in the determination of the Conduit Administrator or the Conduit Lender, to collect all amounts due under any and all Financed Student Loans and other Pledged Collateral, including, without limitation, (i) endorsing the promissory notes to the Conduit Lender or its designee, such that the Conduit Lender or such designee becomes the holder of the promissory notes and has the rights and powers of a holder under applicable law, (ii) endorsing the Funding Note Issuer’s and/or the Eligible Lender Trustee’s name on checks and other instruments representing Collections and (iii) enforcing such Financed Student Loans and other Pledged Collateral.
In the event that the Funding Note Issuer’s Obligations hereunder have not been repaid in full on or before such date, on a date that is not less than 53 months nor more than 54 months from the date of this Agreement, the SPV Administrator on behalf of the Funding Note Issuer shall deliver to the Conduit Lender, with copies to the Conduit Administrator and the Manager, (i) all financing statements, amendments, continuations or any other filings necessary or advisable to continue, maintain and perfect the security interest of the Funding Note Issuer in the Student Loans and the security interest of the Conduit Lender in the Pledged Collateral, each as a perfected security interest and (ii) an Opinion of Counsel confirming that except for the filings to be made in the jurisdictions and within the times specified in such Opinion of Counsel, no other filing is necessary under the UCC to perfect the security interest of the Funding Note Issuer or of the Conduit Lender as provided for in the Transaction Documents.
Section 10. Sales of Assets; Consolidation/Merger.
(a) Sales, Liens, Etc. Except as otherwise provided herein or in any other Transaction Document, the Funding Note Issuer will not (nor will it permit the Eligible Lender Trustee to) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Pledged Collateral.
(b) Merger, Etc. The Funding Note Issuer will not merge or consolidate with any other entity. The Funding Note Issuer will not convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than with respect to asset acquisitions or dispositions permitted under the Transaction Documents. The Funding Note Issuer shall not form or create any subsidiary without the consent of the Conduit Administrator and the Manager.
Section 11. Change in Business. The Funding Note Issuer will not make any change in the character of its business, which change could reasonably be expected to impair the collectability of any Pledged Collateral or otherwise materially adversely affect the interests or remedies of the Conduit Administrator, the Manager or the Affected Parties under this Agreement or any other Transaction Document.
Section 12. General Reporting Requirements. The SPV Administrator on behalf of the Funding Note Issuer shall provide to the Conduit Administrator, the Department and the Manager the following:
(a) by April 15th of each year, an annual statement of compliance with the Transaction Documents, substantially in the form of Exhibit O;

Appendix D-3

(b) (i) no later than 3:00 p.m. on the twentieth (20th) Business Day following the last day of a calendar quarter in which a Grant occurred, an Agreed Upon Procedures Letter regarding whether the Student Loans are Eligible Loans conducted in accordance with guidelines published by the Department from time to time, on a pool of loans that includes all Student Loans listed on the Loan Transmittal Summary Forms attached to all Loan Designation Notices received for such Grant, and (ii) upon notification from the Department, but not more frequently than annually, an Agreed Upon Procedures Letter, conducted in accordance with guidelines published by the Department;
(c) as soon as available and in any event no later than the 105th day following the end of the Funding Note Issuer’s fiscal year, copies of the annual audited financial statements of the Funding Note Issuer and each Seller, and certified by an independent certified public accounting firm;
(d) promptly following the Conduit Administrator’s, the Manager’s or the Department’s request therefor, such other information respecting the Financed Student Loans and the other Pledged Collateral or the conditions or operations, financial or otherwise, of the Funding Note Issuer as the Conduit Administrator or the Manager or the Department may from time to time reasonably request;
(e) with respect to each Guarantor and only to the extent available, promptly after receipt thereof as made available to the Funding Note Issuer after request therefor, copies of any audited financial statements of such Guarantor certified by an independent certified public accounting firm;
(f) with respect to each Servicer and promptly after receipt thereof after a good faith effort to obtain such material is made by the Funding Note Issuer, (i) copies of any annual audited financial statements of such Servicer other than any Affiliated Servicer for so long as the such Affiliated Servicer is a consolidated subsidiary of the Seller, to the extent available, certified by an independent certified public accounting firm, (ii) on an annual basis within 30 days after receipt thereof, copies of SAS 70 reports for such Servicer, or, if not available, the annual compliance audit for each Servicer required by Section 428(b)(1)(U) of the Higher Education Act and (iii) to the extent not included in the financial information provided pursuant to clauses (i) and (ii) above and to the extent available, such Servicer’s net dollar loss for the year due to servicing errors;
(g) promptly following the Conduit Administrator’s, the Manager’s or the Conduit Lender’s request therefor, a Schedule of Financed Student Loans; and
(h) promptly and in any event within 45 days after the filing or receiving thereof, copies of all reports, documentation and notices with respect to (A) any “Reportable Event,” relating to a Benefit Plan (B) the institution of proceedings or the taking of any other action regarding the termination of, withdrawal from, reorganization within the meaning of Section 4241 of ERISA or insolvency within the meaning of Section 4245 of ERISA, any Benefit Plan subject to Title IV of ERISA which the Funding Note Issuer or any of its ERISA Affiliates files under ERISA with the Internal Revenue Service, the PBGC or the United States Department of Labor or which the Funding Note Issuer or any of its ERISA Affiliates receives from the PBGC, (C) a failure to make any required contribution to a Benefit Plan, (D) the creation of any lien against the assets of the Funding Note Issuer or an ERISA Affiliate in favor of the PBGC or a Benefit Plan under ERISA or (E) the taking of any action with respect to a Benefit Plan which could result in the requirement that the Funding Note Issuer or any ERISA Affiliate furnish a bond or other security to the PBGC or such Benefit Plan.
Section 13. Inspections. The Conduit Administrator, the Manager and the Department, and their respective agents, may, upon reasonable notice and from time to time during regular business hours: (i) examine and make copies of and take abstracts from all books, records and documents (including computer tapes and disks) relating to the Pledged Collateral and (ii) visit the offices and properties of the Funding Note Issuer, the SPV Administrator or any Servicer for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Pledged Collateral or the Funding Note Issuer’s (or any Servicer’s or the SPV Administrator’s) performance hereunder and under the other Transaction Documents with any of the officers, directors, employees or independent public accountants of the Funding Note Issuer, the SPV Administrator or any Servicer having knowledge of such matters; provided that prior to the occurrence of an Event of Default, each of the Conduit Administrator and the Manager shall make not more than one such inspection per calendar year; it being understood that the Department shall not be subject to the limitation contained in the immediately preceding proviso. Any reasonable expenses related to such inspections shall be reimbursable directly by the SPV Administrator. In addition, from time to time during the year, the Conduit Administrator and the Manager may, each at its own expense, conduct any other inspections as it may deem necessary or appropriate, provided such inspections occur upon reasonable notice and during regular business hours.

Appendix D-4

Section 14. ERISA. The Funding Note Issuer will not adopt, maintain, contribute to or, other than by its relationship to an ERISA Affiliate which maintains a Benefit Plan, incur by any of its own actions or assume any legal obligation with respect to any Benefit Plan or Multiemployer Plan.
Section 15. Servicers. Except as permitted by any Servicing Agreement, the Funding Note Issuer will not permit any Person other than a Servicer to collect, service or administer the Financed Student Loans.
Section 16. Obligations of the Funding Note Issuer With Respect to Pledged Collateral. The Funding Note Issuer will pay when due any taxes, including without limitation, sales and excise taxes, payable in connection with the Pledged Collateral. In no event shall the Conduit Lender or any Affected Party have any obligation or liability with respect to any Financed Student Loans or other instrument document or agreement included in the Pledged Collateral, nor shall any of them be obligated to perform any of the obligations of the Funding Note Issuer or any of its Affiliates thereunder. The Funding Note Issuer will timely and fully comply in all respects with each Transaction Document to which it is a party.
Section 17. Amendment of Organizational Documents. The Funding Note Issuer shall cause the Conduit Administrator and the Manager to be notified in writing of any proposed amendments to the Funding Note Issuer’s organizational documents. No such amendment shall become effective unless and until the Conduit Administrator and the Manager has consented in writing thereto, which consent shall not be unreasonably withheld or delayed.
Section 18. Borrower Benefit Programs. The Funding Note Issuer shall not permit any Servicer to apply any new rate reduction programs with respect to the Financed Student Loans not in effect on the date of its purchase by the Funding Note Issuer unless: (i) such borrower benefit program is required by the Higher Education Act, (ii) such program is an Eligible Borrower Benefit or (iii) the applicable Servicer or the Seller has deposited funds into the Funding Note Issuer Collection Account in an amount sufficient to offset any effective yield reductions and the Conduit Lender shall have consented to the Funding Note Issuer’s participation in that borrower benefit program or other rate reduction program. With respect to any Financed Student Loan subject to an Excluded Borrower Benefit, the Funding Note Issuer and the Seller shall remain responsible for making all payments and satisfying all other obligations in connection with the related Excluded Borrower Benefits to the extent funds on deposit in the Excluded Borrower Benefits Account are not sufficient to satisfy all Excluded Borrower Benefits.
Section 19. Payment of Stamp Taxes, Etc. Subject to any limitations set forth in Section 1.11 of this Agreement, the Funding Note Issuer agrees to pay any present or future stamp, mortgage, value-added, court or documentary taxes or any other excise or property taxes, charges or similar levies imposed by any federal, state or local governmental body, agency or instrumentality relating to this Agreement, any of the other Transaction Documents or any recordings or filings made pursuant hereto and thereto.
Section 20. [Reserved].
Section 21. Reporting to Department; Additional Due Diligence. On a periodic basis as requested by the Department, the Funding Note Issuer will provide or cause to be provided to the Department all requested reports including, but not limited to standard reporting packages containing information on the Financed Student Loans sorted by schools, delinquencies and other features identified by the Department. The Department shall have the right to request, schedule and conduct, during normal business hours and upon reasonable prior notice, additional due diligence of the Conduit Lender and the Seller, Servicers and Funding Note Issuer relating to the Financed Student Loans, at each such party’s expense.
Section 22. Indebtedness. Other than with respect to all Obligations under the Transaction Documents and amounts borrowed under a Subordinated Credit Facility, the Funding Note Issuer will not incur any Debt, other than the usual and customary indebtedness incurred in the ordinary course of a special purpose entity’s on-going operations.
Section 23. Servicing Agreements. The Funding Note Issuer shall not enter into a Servicing Agreement with any Servicer that has not demonstrated an ability to produce a Monthly Servicer Report.

Appendix D-5

APPENDIX E
EVENTS OF DEFAULT
(a) (i) the Funding Note Issuer shall fail to pay the Funding Note Balance or any other Obligations in full on the related Mandatory Final Prepayment Date or the Final Maturity Date, (ii) the Funding Note Issuer shall fail to make any payment under Sections 1.05(c)(i) through 1.05(c)(viii) within two (2) Business Days of the due date thereof, or (iii) any Transaction Party shall fail to make any other payment, transfer or deposit on the date first required of such party under the Transaction Documents and such failure shall remain uncured following the expiration of any applicable payment or grace period provided for in the Transaction Documents; provided, however, that failure by the Funding Note Issuer to make a required payment on a Settlement Date under Sections 1.05(c)(i) through (viii) solely due to insufficient Available Funds on such Settlement Date shall not by itself constitute an Event of Default (other than with respect to all amounts due and owing on the Mandatory Final Prepayment Date or the Final Maturity Date or as expressly specified below); or
(b) any representation, warranty, certification or statement made or deemed to be made by any Transaction Party (but, in the case of any Servicer, only to the extent such entity remains a Servicer after the 30-day cure period noted below) under or in connection with this Agreement or any other Transaction Document, or other information, report or document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made, deemed made or delivered (except for representations and warranties concerning Financed Student Loans with respect to which (i) the Reimbursement Amount and all Reimbursement Event Fees and Expenses have been paid in accordance with Section 4.03) and (ii) the Repurchase Amount and all Repurchase Event Fees and Expenses have been paid in accordance with Section 6 of the Student Loan Purchase Agreement) and shall remain unremedied (if such default can be remedied) for the greater of (i) thirty (30) days or (ii) the time period expressly provided for the cure of such representation or warranty in the related Transaction Document, in each case after the earlier of actual knowledge by an Authorized Officer of the applicable party that made, or was deemed to have made, such incorrect representation, warranty, certificate or statement or to have provided such incorrect information or receipt of written notice thereof by the Funding Note Issuer; or
(c) any Transaction Party shall default in the performance or observance of any term, covenant or undertaking to be performed or observed herein or in any other Transaction Document on its part, other than any covenant or obligation of the Seller in Section 2 of the Student Loan Purchase Agreement to the extent addressed in clause (x) of this Appendix E, and any such failure shall remain unremedied (if such default can be remedied) for thirty (30) days after the earlier of actual knowledge by an Authorized Officer of the applicable Transaction Party or receipt of written notice thereof by the applicable Transaction Party; provided, however, such 30-day cure period shall not apply to defaults under Sections 1, 9, or 10 of Appendix D and shall not apply to any Event of Default in clause (v) below; or
(d) a Servicer Default shall have occurred and the related Servicer shall not have been replaced within thirty (30) days after notification from the Conduit Administrator or any Servicer shall resign or be removed or any Servicing Agreement shall not be in full force and effect for any reason and the related Servicer shall not have been replaced prior to the resignation or removal of the related Servicer or the termination of the related Servicing Agreement, as applicable; or
(e) an Event of Bankruptcy shall have occurred with respect to the Funding Note Issuer, the Eligible Lender Trustee, the Seller, the SPV Administrator or any Servicer; provided that the foregoing event shall not be an Event of Default if the related Servicer is not an Affiliated Servicer and within thirty (30) days of the occurrence of such event, such Servicer ceases to be a Servicer for any Financed Student Loans; or
(f) except as otherwise permitted by this Agreement, any Transaction Party shall fail to maintain its organizational status; or
(g) the SPV Administrator shall resign and shall not have been replaced prior to the effective date of such resignation; or
(h) the filing of any judgment or adverse ruling against the Funding Note Issuer that could reasonably be expected to have a Material Adverse Effect on the Funding Note Issuer and such judgment or ruling shall continue unsatisfied or unstayed for a period in excess of thirty (30) days; or

Appendix E-1

(i) the Conduit Lender or the Conduit Lender Eligible Lender Trustee shall, for any reason, cease to have a valid and perfected first priority security interest in the Pledged Collateral, or the Funding Note Issuer shall, for any reason, cease to have a valid and perfected first priority ownership interest in any of the Pledged Collateral, in each case for a period of two (2) Business Days following the date the Funding Note Issuer or the SPV Administrator acquired such knowledge or its receipt of such notice; or
(j) failure by the Conduit Administrator to pay any Negative Special Allowance Payments to the Department within thirty (30) days of the date on which any such payment is required to be made with respect to the Financed Student Loans; or
(k) the amount on deposit in the Reserve Account shall be less than the Reserve Account Specified Balance on two consecutive Settlement Dates, unless such shortfall shall have resulted from an increase in the Reserve Account Specified Balance specified by the Manager in accordance with the final proviso to the definition of Reserve Account Specified Balance; or
(l) the Funding Note Issuer shall be required to register as an “investment company” or shall be controlled by an entity that is required to be registered as an “investment company” under the Investment Company Act; or
(m) any failure by the Funding Note Issuer to pay amounts required to be paid under Section 7.01 or 12.08 on or before the thirtieth (30th) day following the date of demand for payment thereof; or
(n) any settlement or one or more judgments or orders for the payment of an amount or adverse rulings shall be rendered against any Transaction Party that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on such Person and such judgment or ruling shall remain unsatisfied or unstayed for a period in excess of thirty (30) days; or
(o) any material adverse development in any federal or state litigation, investigation or proceeding against any Transaction Party shall occur that could reasonably be expected to have a Material Adverse Effect on such Person or on the Pledged Collateral which continues for thirty (30) days after the earlier to occur of knowledge thereof or written notice thereof shall have been received by the Funding Note Issuer or the SPV Administrator; or
(p) the filing of any actions or proceedings against any Transaction Party that involves the Transaction Documents or any material portion of the Pledged Collateral as to which the Conduit Administrator or the Manager reasonably believes there is likely to result a materially adverse determination which remains unsettled, unsatisfied or unstayed for a period in excess of thirty (30) days; or
(q) (i) the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of the Funding Note Issuer and such lien shall not have been released within two (2) Business Days, or (ii) any Person shall institute steps to terminate any Benefit Plan if the assets of such Benefit Plan are insufficient to satisfy all of its benefit liabilities (as determined under Title IV of ERISA), or a contribution failure occurs with respect to any Benefit Plan, which is sufficient to give rise to a lien under Section 302(f) or 303(k), as applicable, of ERISA or where the PBGC shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Funding Note Issuer and in each case such lien shall not have been released within two (2) Business Days, or (iii) any Person shall engage in any non-exempt “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving a Benefit Plan which causes liabilities to be assessed against the Funding Note Issuer or an ERISA Affiliate; or any Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, a Benefit Plan subject to Title IV of ERISA, which Reportable Event is likely to result in termination of such Benefit Plan, or (iv) the Funding Note Issuer or any ERISA Affiliate is likely to incur any liability in connection with the withdrawal from, or (v) the insolvency within the meaning of Section 4245 of ERISA or reorganization within the meaning of Section 4241 of ERISA of, a Multiemployer Plan; provided, that an event described in this subsection (q) shall not be an Event of Default unless such event could reasonably be expected to have a Material Adverse Effect on the Funding Note Issuer or the Pledged Collateral; or
(r) any material provision of this Agreement or any other Transaction Document (other than a Guarantee Agreement that does not apply at such time to any Financed Student Loans) to which the Funding Note Issuer, the SPV Administrator, the Seller or any Servicer is a party shall cease to be in full force and effect or any party to this Agreement or such Transaction Document shall so state in writing; or

Appendix E-2

(s) the Funding Note Issuer shall be a “Ten Percent Obligor” (as defined in Rule 2a-7(c)(4)(ii)(D)(1)(i) promulgated under the Investment Company Act) and shall fail to qualify as a “Restricted Special Purpose Entity” (as defined in Rule 2a-7(c)(4)(ii)(D)(2) promulgated under the Investment Company Act); or
(t) a “Program Default” or a “Program Winddown Event” each, as defined in Schedule I to the Administration Agreement shall have occurred and be continuing for thirty (30) days; or
(u) any amendment to any federal law, or the adoption of any federal law, that could reasonably be expected to have a Material Adverse Effect on any Transaction Party or materially adversely affect the interests of the Conduit Lender shall have been enacted and shall continue in effect for thirty (30) days; or
(v) failure by the Funding Note Issuer or the Seller to pay any amount to the Department when required to be paid pursuant to this Agreement or the Student Loan Purchase Agreement, including, without limitation any amounts payable pursuant to Section 4.03 or any Repurchase Amount or any Repurchase Event Fees and Expenses (each as defined in the related Student Loan Purchase Agreement); or
(w) after giving effect to all payments to be made on any Settlement Date and any change in the Funding Note Balance on such Settlement Date (including any increase thereof due to Capitalized Ratable Financing Costs for such Settlement Date), the Minimum Asset Coverage Ratio shall exceed the Asset Coverage Ratio on such Settlement Date and the Asset Coverage Ratio shall not be increased to the Minimum Asset Coverage Ratio by the third Business Day following such Settlement Date; or
(x) with respect to any Commitment Reporting Date, the Seller fails to comply with its commitment to originate and/or acquire FFELP student loans in an amount equal to or exceeding the Commitment Amounts required to be satisfied prior such Commitment Reporting Date pursuant to Section 2 of the Student Loan Purchase Agreement and such failure shall remain unremedied for thirty (30) days; or
(y) the Funding Note Issuer (i) shall fail to select a pool of Financed Student Loans for sale in accordance with Section 1.03(c)(i) or Section 1.03(c)(ii) on or prior to the Required Liquidity Prepayment Date with respect to a Department Put Event described in clause (i) or (ii) of the definition of “Department Put Event,” (ii) shall fail to select a pool of Student Loans for sale in accordance with Section 1.03(c)(iii) and deliver a Loan Put Schedule on or prior to the fifth (5th) day following the occurrence of a FFELP Commitment Default or (iii) shall fail to deliver any other Loan Put Schedule on the date such Loan Put Schedule is required to be delivered in accordance with this Agreement; or
(z) at any time that the Funding Note Issuer does not qualify as a “Restricted Special Purpose Entity” (as defined in Rule 2a-7(c)(4)(ii)(D)(2) promulgated under the Investment Company Act), the Funding Note Balance shall exceed 8% of the aggregate unpaid principal amount (including capitalized ratable financing costs) of all outstanding notes evidencing advances made by the Conduit Lender to Program Funding Note Issuers, and by the thirtieth (30th) day after the occurrence of such event, the Funding Note Issuer shall not have reduced the Funding Note Balance to an amount such that the Funding Note Balance does not exceed 5% of the aggregate unpaid principal amount (including capitalized ratable financing costs) of all outstanding notes evidencing advances made by the Conduit Lender to Program Funding Note Issuers;
provided that the Events of Default described in clauses (s) and (z) shall no longer be applicable to the Funding Note Issuer if (i) the Manager advises the Funding Note Issuer that the Conduit Lender will no longer issue Student Loan Short-Term Notes or (ii) the Manager determines, based on a no-action letter or other guidance from the Securities and Exchange Commission, that the foregoing condition precedent is no longer necessary.

Appendix E-3

APPENDIX F
SPV ADMINISTRATOR PROVISIONS
Section 1. Appointment. The Funding Note Issuer hereby appoints the SPV Administrator to function as administrator to perform such duties and obligations as are set forth herein and the Student Loan Purchase Agreement.
Section 2. Duties with Respect to the Transaction Documents.
(a) In addition to performing all duties and taking all actions that the SPV Administrator shall be expressly required to perform or take under any Transaction Document, the SPV Administrator shall, at its sole cost and expense, prepare for execution by the Funding Note Issuer or the Eligible Lender Trustee, as applicable, or cause the preparation by such other Persons as shall be appropriate therefor of, all such documents, reports, filings, instruments, certificates, opinions and notices as it shall be the duty of the Funding Note Issuer or the Eligible Lender Trustee to prepare, file or deliver, and shall take all appropriate action that it is the duty of the Funding Note Issuer to take, under any Transaction Document. In furtherance of the foregoing, the SPV Administrator shall monitor the performance of the Funding Note Issuer and shall advise the Eligible Lender Trustee, in writing, when action is necessary to comply with the Funding Note Issuer’s duties under any Transaction Document. Upon the request of the Eligible Lender Trustee, the SPV Administrator shall also, at its sole cost and expense, administer, perform or supervise the performance of such other activities in connection with the Pledged Collateral (including the Transaction Documents) as are expressly requested by the Eligible Lender Trustee and are reasonably within the capability of the SPV Administrator, regardless of whether such activities are required by any Transaction Document. The Funding Note Issuer authorizes the SPV Administrator to sign all such documents, reports, filings, instruments, certificates and notices as may be required to be executed by the Funding Note Issuer in connection with the Transaction Documents.
(b) In carrying out the foregoing duties or any of its other obligations under this Agreement, the SPV Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the SPV Administrator’s opinion, no less favorable to the Funding Note Issuer than would be available from unaffiliated parties.
Section 3. Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the SPV Administrator are non-ministerial, the SPV Administrator shall not take any action unless within a reasonable time before the taking of such action, the SPV Administrator shall have notified the Funding Note Issuer, the Eligible Lender Trustee and the Conduit Administrator, in writing, of the proposed action and the Funding Note Issuer shall not have withheld consent or provided an alternative direction within three (3) Business Days after its receipt of such notice. For the purpose of the preceding sentence, “non-ministerial matters” shall include, to the extent permitted by the Transaction Documents:
(a) the amendment, change or modification of any Transaction Document, except for any amendment, change or modification which by the express terms of such Transaction Document do not require the consent of the Eligible Lender Trustee or the Conduit Administrator;
(b) the initiation of any claim or lawsuit by the Funding Note Issuer and the compromise of any action, claim or lawsuit brought by or against the Funding Note Issuer (other than in connection with the collection or to defend the enforceability of the Financed Student Loans); and
(c) the appointment of any successor to, or the removal of, any Servicer.
Section 4. Compensation and Expenses. As compensation for the performance of the SPV Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the SPV Administrator shall be entitled to receive the SPV Administrator Fee for each Settlement Period payable in arrears on the related Settlement Date in accordance with Section 1.05(c) of this Agreement. The payment of the SPV Administrator Fee shall be solely an obligation of the Funding Note Issuer. The SPV Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the SPV Administrator and expenses incurred in connection with distributions and reports to any other party hereto. In addition, and in partial consideration of receipt of the monthly SPV Administrator Fees, the SPV Administrator agrees to pay on behalf of the Funding Note Issuer, on or prior to the thirtieth (30th) day following the date of demand, all costs and expenses payable by the Funding Note Issuer pursuant to Section 12.08 of this Agreement to the extent such costs and expenses have not been paid by another Person.

Appendix F-1

Section 5. Representations and Warranties of the SPV Administrator. The SPV Administrator makes the following representations and warranties on which the Funding Note Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans and the Affected Parties are deemed to have relied in entering into and performing their respective obligations under this Agreement and the other Transaction Documents to which they are respectively party. The representations and warranties speak as of the Closing Date and, except as set forth in subparagraph (i) below, each date thereafter until this Agreement has been terminated.
(a) Organization and Good Standing. The SPV Administrator is duly organized and validly existing, and in good standing, under the laws of the jurisdiction of organization, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.
(b) Due Qualification. The SPV Administrator is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.
(c) Power and Authority. The SPV Administrator has the organizational power and authority to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by the SPV Administrator by all necessary organizational action.
(d) Consents. No authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agent or other government instrumentality are required for the due execution, delivery and performance by, and enforceability against, the SPV Administrator of this Agreement.
(e) Binding Obligation. This Agreement has been duly authorized, executed and delivered by the SPV Administrator and, assuming that it is duly executed and delivered by the other parties hereto, constitutes a valid and binding agreement of the SPV Administrator, enforceable against the SPV Administrator in accordance with its terms; except that the enforceability hereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (iii) with respect to rights to indemnity hereunder, limitations of public policy.
(f) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the organizational documents of the SPV Administrator, or any indenture, agreement or other instrument to which the SPV Administrator is a party or by which it shall be bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to this Agreement and the other Transaction Documents) or (iii) violate any law, rule or regulation or any order, judgment or decree, in any material respect, applicable to the SPV Administrator of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the SPV Administrator or its properties.
(g) No Proceedings. There are no judgments, proceedings or investigations pending or, to the best of the SPV Administrator’s knowledge, threatened, against the SPV Administrator before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the SPV Administrator or its properties: (i) asserting the invalidity of this Agreement or any of the other Transaction Documents to which the SPV Administrator is a party; (ii) seeking to prevent the issuance of the Funding Note or the “Membership Interest,” as defined in the Funding Note Issuer’s limited liability company agreement, or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents to which the SPV Administrator is a party; (iii) seeking any determination or ruling that could reasonably be expected to have a material adverse effect on the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the SPV Administrator or on the ability of the SPV Administrator to perform its obligations under this Agreement or any of the other Transaction Documents to which the SPV Administrator is a party (a “SPV Administrator Material Adverse Effect”) or could reasonably be expected to adversely affect the validity or enforceability of this Agreement or any of the other Transaction Documents to which the SPV Administrator is a party or (iv) relating to the SPV Administrator and which might adversely affect the federal or state income tax attributes of the Funding Note.

Appendix F-2

(h) Accuracy of Information. All information supplied by the SPV Administrator in connection with this Agreement or the transactions contemplated hereby is true, accurate and complete in all material respects as of the date thereof stated. No information, exhibit or report furnished by the SPV Administrator to the Funding Note Issuer, the Eligible Lender Trustee or the Conduit Administrator in connection with this Agreement contains any material misstatement. The financial information regarding the SPV Administrator as heretofore delivered to any of the Funding Note Issuer, the Eligible Lender Trustee or the Conduit Administrator correctly and fairly presents the financial condition of the SPV Administrator as of the date thereof.
(i) Events of Default. On the Closing Date and each Advance Date, no Event of Default or Potential Event of Default has occurred and is continuing as it relates to the SPV Administrator or, to the actual knowledge of the SPV Administrator, to any of its Affiliates that are party to any Transaction Document.
Section 6. SPV Administrator Change in Control. In the event of (a) any merger or consolidation of the SPV Administrator into another Person, (b) any merger or consolidation to which the SPV Administrator shall be a party resulting in the creation of another Person, (c) any Person succeeding to the properties and assets of the SPV Administrator substantially as a whole or (d) an event or series of events by which any Person acquires the right to vote more than 50% of the common stock or other voting interest of the SPV Administrator; the SPV Administrator shall cause such Person to execute an agreement which states expressly that such Person assumes every obligation of the SPV Administrator hereunder and under the other Transaction Documents to which the SPV Administrator is a party, in form satisfactory to the Manager.
Section 7. Resignation of SPV Administrator. The SPV Administrator shall not resign from the obligations and duties imposed on it as SPV Administrator under this Agreement except upon determination that its continued performance of such obligations and duties is no longer permissible under applicable law or would violate any final order not subject to appeal or review of a court or administrative agency with jurisdiction over the SPV Administrator or its properties. Notice of any such determination permitting or requiring the resignation of the SPV Administrator shall be communicated to the Conduit Administrator and the Manager as soon as practicable (and, if such communication is not in writing, shall thereafter be confirmed in writing as soon as practicable) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Conduit Administrator, the Manager and the Conduit Lender concurrently with or promptly after such notice.

Appendix F-3

APPENDIX G
FAIR MARKET AUCTION PROCEDURE
The following of the procedure set forth below will constitute the conducting of a Fair Market Auction:
(a) The Conduit Lender, the Manager, any Servicer or any other Transaction Party, or any of their Affiliates, may purchase all or any portion of the Pledged Collateral in a public disposition.
(b) A disposition may be made on any Business Day at the offices of the Manager or at such other location selected by the Manager upon reasonable notice of disposition substantially in the form attached hereto as Exhibit P.
(c) The Conduit Administrator at the direction of the Manager may sell portions of the Pledged Collateral in parcels or may sell the Pledged Collateral in bulk. If less than all of the Financed Student Loans will be sold, (i) the Financed Student Loans will be selected for sale in accordance with the Loan Put Allocation Criteria, and (ii) any pool of Student Loans sold to a purchaser pursuant to the Fair Market Auction shall include either all or none of the Student Loans made to the related Borrower (i.e. “by account”). The Conduit Administrator shall not be required to sell or offer Financed Student Loans in parcels unless the Funding Note Issuer shall have provided the Manager and the Conduit Administrator with notice designating such parcels in accordance with the preceding sentence prior to the time of such sale.
(d) With respect to a public or private disposition, the Manager shall take such steps as it shall determine are necessary or appropriate to conduct a disposition of Pledged Collateral. The parties agree and acknowledge that any sale in which the Manager shall have contacted (by mail, electronic mail, facsimile or otherwise) and solicited bids from, without duplication, (i) at least two industry participants or other Persons in the business of purchasing or originating loans similar to the Financed Student Loans that are not Affiliates of the Funding Note Issuer and (ii) Persons for whom the Funding Note Issuer has provided to the Manager correct contact information within three (3) Business Days prior to the time that the Manager is required to commence sale efforts, and requiring a firm offer to purchase at a price greater than the Department Put Price within the time periods specified in Section 1.03(c), 1.03(d) or 6.02 is commercially reasonable. The Funding Note Issuer or the Seller may also solicit bids in connection with such disposition.
(e) All solicitations for bids shall (i) require that the purchase price for the Financed Student Loans be payable in immediately available funds and (ii) require a firm offer to purchase at a price not less than the Department Put Price within the time periods specified in Section 1.03(c), 1.03(d) or 6.02, as applicable.
(f) The Manager may hire an investment broker to advise it with respect to any disposition or the Manager may act as the broker or auctioneer with respect to any public or private disposition.
(g) The Manager shall have no duty to prepare or process the Pledged Collateral for disposition, provided that the Manager shall make the Disclosure Package (if received in accordance with paragraph (h) below) available to qualified bidders/purchasers and shall, to the extent practicable, endeavor to provide an opportunity for diligence by qualified bidders/purchasers.
(h) On or before the first date on which the Manager is required to offer Financed Student Loans for sale under this Agreement, the Funding Note Issuer, the Seller and any related Servicer shall prepare and provide the Manager and each prospective bidder/purchaser of Pledged Collateral with a disclosure package (the “Disclosure Package”) with respect thereto and any other information (that is available to the Funding Note Issuer, the Seller or the related Servicer and is not subject to a confidentiality agreement or laws or regulations that prevents such disclosure). If timely received by the Manager, the Manager shall include the Disclosure Package in its solicitation for bids as required by this Appendix G. The Manager shall not have any liability with respect to any statements included in the Disclosure Package or for any loss or damage resulting from any failure to solicit or obtain bids for Financed Student Loans without a Disclosure Package.

Appendix G-1

Exhibit A
FORM OF
FUNDING REQUEST
[DATE]
The Bank of New York Mellon, as Conduit Administrator
101 Barclay Street, 4E
New York, New York 10286
Attention: Andrew J. Taylor
BMO Capital Markets Corp., as Manager
115 S. LaSalle St.
Chicago, IL 60603
Attention: Bart Steenbergen
StraightA.funding@bmo.com
Attn: Funding Request—Nelnet Superconduit Funding, LLC

Re: Funding Request
Reference is made to that certain Funding Note Purchase Agreement, dated as of May 13, 2009, by and among Nelnet Superconduit Funding, LLC, as the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as the Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”). Each capitalized term used but not defined herein has the meaning assigned to such term in the Funding Note Purchase Agreement.
This Funding Request is executed and delivered by the SPV Administrator, on behalf of the Funding Note Issuer and the Seller, pursuant to Section 1.02 of the Funding Note Purchase Agreement. The SPV Administrator, on behalf of the Funding Note Issuer and the Seller, hereby request that the Conduit Lender make an Advance to the Funding Note Issuer as follows:

Requested Advance Amount[1]	$

Advance Date[2]

The SPV Administrator, on behalf of the Funding Note Issuer, and the Seller hereby certify as follows: (i) there are no amounts due and payable by the Funding Note Issuer in connection with any prior Funding Request, (ii) on the date hereof, the Funding Note Issuer is not prohibited from submitting Funding Requests due to the occurrence of a “Funding Hold Period” and (iii) everything necessary to receive a rating letter from each Rating Agency within 5 Business Days of the date hereof has been completed and the receipt of such rating letters is expected. For purposes of this Funding Request, a “Funding Hold Period” shall mean a time period following the Funding Note Issuer’s cancellation or inability to fulfill a prior Funding Request equal to (i) with respect to the first occurrence of such cancellation or inability during any 12-month period, 15 calendar days thereafter, (ii) with respect to the second occurrence during any 12-month period, 40 calendar days thereafter, (iii) with respect to the third occurrence during any 12-month period, 90 calendar days thereafter and (iv) with respect to the fourth occurrence during any 12-month period, 365 days thereafter.

[1]
The Requested Advance Amount may not exceed the maximum amount of Student Loan Short-Term Notes to be issued on the Advance Date, as specified by the Manager in accordance with the Funding Allocation Procedures.

[2]	The Advance Date will be an Expected Funding Date scheduled by the Manager in accordance with the Funding Allocation Procedures.

Exhibit A-1

[The SPV Administrator, on behalf of the Funding Note Issuer and the Seller hereby notify the Conduit Lender and the Manager that this Funding Request shall be deemed to be withdrawn if the Allocation Amount is less than the Requested Advance Amount.]3
IN WITNESS WHEREOF, the SPV Administrator, on behalf of the Funding Note Issuer and the Seller, has caused this Funding Request to be executed by their officers thereunto duly authorized, as of the date first written above.

NATIONAL EDUCATION LOAN NETWORK, INC., as the SPV Administrator on behalf of the Funding Note Issuer
By:
Name:
Title:

NATIONAL EDUCATION LOAN NETWORK, INC., as the Seller
By:
Name:
Title:

[3]	Bracketed text to be inserted for “fill or kill” option according to Funding Allocation Procedures.

Exhibit A-2

Exhibit B
FORM OF
MONTHLY CONDUIT ADMINISTRATOR’S REPORT

[FUNDING NOTE ISSUER]
Monthly Conduit Administrator’s Report
Month End Date	[DATE]

I. Pool Size	Beginning Balance	Ending Balance

Outstanding Loan Principal
Accrued Interest to be Capitalized
Principal Balance
Collateral Value (97%)

II. Loan Type	# of Loans	Principal Balance	% of Total Principal Balance

GSL Subsidized
GSL Unsubsidized
Plus
Other

III. Repayment Status	# of Loans	Principal Balance

School
Grace
Deferment
Repayment
Forbearance
Claim Pending
Claim Rejected

IV. Delinquency Status	# of Loans	Principal Balance

0-30
31-60
61-90
91-120
121-150
151-180
181-210
211-240
241-255
>255

V. Weighted Average Remaining Maturity

VI. Accounts
Reserve Account Beginning Balance
Deposits for Period
Withdrawals for Period (including withdrawals pursuant to Section 1.06(d))
Reserve Account Ending Balance
Reserve Account Specified Balance[4]
Reserve Account Excess or Shortfall

DOE Reserve Account Beginning Balance
Deposits for Period
Withdrawals for Period
Ending Balance

Excluded Borrower Benefits Reserve Account Balance
Deposits for Period
Withdrawals for Period
Ending Balance

VII. Funding Note Issuer Collection Account Activity
799 Payments
Reimbursements by Schools
Reimbursement By Guarantors
Loan Proceeds / Redemptions
Loans Put to the Department
Borrower Principal Payments

[4]	Line items detailing the calculation of the Reserve Account Specified Balance as described in the most recently executed Reserve and Portfolio Criteria Supplement should be added as necessary.

Exhibit B-1

Borrower Interest Payments
Other Cash / Fees Collected
Investment Income
Reserve Account Excess
DOE Reserve Account Excess
Other Deposits
Cash Available For Distribution

VIII. Accruals
Borrower Interest Accrued
Interest Subsidy Accrued[5]
Special Allowance Payments Accrued
Investment Earnings

IX. Fees and Expenses
Servicing Fees
ELT Fees
[SPV Administrator Fees]
Financing Costs
Payments made to the Department
Other Costs
Total

X. [Reserved]

XI. Funding Note
Minimum Asset Coverage Ratio
pro forma Asset Coverage Ratio (before payments pursuant to Section 1.06(d) of Ratable Financing Costs to be capitalized)
Asset Coverage Ratio (after payments pursuant to Section 1.06(d) of Ratable Financing Costs to be capitalized, if any)
Funding Note Principal Due

Opening Principal Balance of Funding Note
plus: Advances
Minus: Prepayments
Subtotal: Principal Balance of Funding Note
minus: Principal distributed to Funding Note
equals: Ending Principal Balance of Funding Note

XII. Waterfall
Available Funds
i [Eligible Lender Trustee Fees]
[SPV Administrator Fees]
Senior Servicing Fees

ii Ratable Financing Costs to the Conduit Lender[6]

iii Funding Note Principal to the Conduit Lender

iv Reinstatement of the Reserve Account

v Ratable Other Conduit Costs[7]

vi Structuring Agent Fees

vii Other Obligations of the Eligible Lender Trustee, the Conduit Administrator, the Manager[, the SPV Administrator] and each Indemnified Party

viii Other Amounts due the Servicer

ix Payments on the Revolving Credit Agreement

xi Available Funds Remaining to the Funding Note Issuer

XIII. Monthly Remittance Condition Satisfied?	Y/N

XIV. Received Notice of an Event of Default or Potential Event of Default?	Y/N

[5]	Conduit Administrator to report on a consolidated basis, the “Accrued DOE Interest Subsidy Payment” as provided by the Servicer on Schedule II of the Monthly Servicer Report.

[6]	Conduit Administrator to provide a schedule detailing the components of Ratable Financing Costs.

[7]	Conduit Administrator to provide a schedule detailing the components of Ratable Other Conduit Costs.

Exhibit B-2

Exhibit C
FORM OF
NOTICE OF RELEASE
[DATE]
The Bank of New York Mellon, as Conduit Administrator
101 Barclay Street, 4E
New York, New York 10286
Attention: Andrew J. Taylor
BMO Capital Markets Corp.
115 S. LaSalle St.
Chicago, IL 60603
Attention: Bart Steenbergen
StraightA.funding@bmo.com
Attn: Notice of Release—Nelnet Superconduit Funding, LLC
Re:      Request for Release of Financed Student Loans
Reference is made to that certain Funding Note Purchase Agreement, dated as of May 13, 2009, by and among Nelnet Superconduit Funding, LLC, as the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”). Each capitalized term used but not defined herein has the meaning assigned to such term in the Funding Note Purchase Agreement.
This notice is executed and delivered by the SPV Administrator, on behalf of the Funding Note Issuer, pursuant to Section 1.03(e) of the Funding Note Purchase Agreement. The SPV Administrator, on behalf of the Funding Note Issuer, hereby requests that on [DATE]1 (the “Release Date”), the Conduit Administrator release the security interests Granted to the Conduit Lender and the Conduit Lender Eligible Lender Trustee pursuant to Section 1.08 of the Funding Note Purchase Agreement in Financed Student Loans having an aggregate Collateral Value of $                     (the “Release”).
In connection with the foregoing, the SPV Administrator, on behalf of the Funding Note Issuer, hereby certifies as follows:
1.	No Event of Default or Potential Event of Default has occurred and is continuing or will result from the Release.
2.	The Asset Coverage Ratio shall not be less than the Minimum Asset Coverage Ratio after giving effect to the Release.
3.	No amounts described in clauses (i) through (viii) of Section 1.05(c) shall be due and owing after giving effect to the Release and no amounts due and owing from any Transaction Party shall be unpaid.
4.
The Funding Note Issuer has, or on or prior to the Release Date, will obtain, sufficient funds to deposit into the Funding Note Issuer Collection Account cash in an amount equal to the Collateral Value of the Financed Student Loans subject to the Release, plus accrued and unpaid interest thereon (to the extent not previously capitalized or to be capitalized) through the Release Date, plus the amount payable by the Funding Note Issuer pursuant to Section 1.03(g) of the Funding Note Purchase Agreement in connection with such prepayment.

5.
The estimated amount of Negative Special Allowance Payments to accrue through the Release Date on the Financed Student Loans to be released is $_____  and sufficient funds have been deposited to the DOE Reserve Account in respect of such estimated Negative Special Allowance Payments.

[Signature Follows]

[1]	Date must be at least five (5) Business Days after the date of the Notice of Release.

Exhibit C-1

IN WITNESS WHEREOF, the SPV Administrator on behalf of Funding Note Issuer has caused this Notice of Release to be executed by its officer thereunto duly authorized, as of the date first written above.

NATIONAL EDUCATION LOAN NETWORK, INC., as the SPV Administrator on behalf of the Funding Note Issuer

By:

Name:

Title:

Exhibit C-2

Exhibit D
FORM OF
FUNDING NOTE
NELNET SUPERCONDUIT FUNDING, LLC
VARIABLE FUNDING NOTE

Number R-[ ]	[DATE]
NELNET SUPERCONDUIT FUNDING, LLC, a Delaware limited liability company (the “Funding Note Issuer”), promises to pay to the order of STRAIGHT-A FUNDING, LLC (the “Conduit Lender”), on the Final Maturity Date set forth in the Funding Note Purchase Agreement (as hereinafter defined), the aggregate unpaid principal amount of all Advances made by the Conduit Lender, in immediately available funds at the designated office of the Conduit Lender, together with all Ratable Financing Costs at the rates, in the amounts and at the times set forth in the Funding Note Purchase Agreement.
This Funding Note is issued pursuant to, and is entitled to the benefits of, that certain Funding Note Purchase Agreement, dated as of May 13, 2009, by and among the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”), to which reference is hereby made for a statement of the terms and conditions governing this Funding Note, including the terms and conditions under which this Funding Note may be prepaid or its maturity date accelerated. This Funding Note is secured by the Pledged Collateral as more particularly described in the Funding Note Purchase Agreement. Each capitalized term used but not defined herein has the meaning assigned to such term in the Funding Note Purchase Agreement.
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE FUNDING NOTE ISSUER IS NOT CLASSIFIED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT OF 1940”) IN RELIANCE ON SECTION 3(c)(1) OF THE INVESTMENT COMPANY ACT OF 1940. THE REGISTERED OWNER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE “RESTRICTED SECURITIES” THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE FUNDING NOTE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (I) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON REGULATION D, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION OR (II) TO A PERSON IN A TRANSACTION THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ACQUIRING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE PARTIES TO THE FUNDING NOTE PURCHASE AGREEMENT THAT: IT IS AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1)-(3) AND (7) OF REGULATION D UNDER THE SECURITIES ACT) OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS; ITS ACQUISITION OF THIS NOTE IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; AND IT IS HOLDING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION. THE HOLDER HEREOF, BY ACQUIRING THIS NOTE, FURTHER REPRESENTS AND AGREES FOR THE BENEFIT OF THE FUNDING NOTE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SUCH OFFER, SALE, PLEDGE OR TRANSFER SHALL NOT RESULT IN THE AGGREGATE NUMBER OF BENEFICIAL OWNERS OF THE FUNDING NOTE (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) EXCEEDING TEN.

Exhibit D-1

Each holder of this Funding Note shall be deemed to agree that it shall not, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after payment in full of the Funding Note, institute against, or join any other Person in instituting against, the Funding Note Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any similar proceeding under any federal or state bankruptcy or similar law; provided, that nothing in this provision shall preclude or be deemed to stop any holder of this Funding Note (a) from taking any action prior to the expiration of the aforementioned one year and one day period in (i) any case or proceeding voluntarily filed or commenced by the Funding Note Issuer or (ii) any involuntary insolvency proceeding filed or commenced against the Funding Note Issuer by any Person other than the holder hereof or (b) from commencing against the Funding Note Issuer or the Pledged Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency or a liquidation proceeding. The obligations of the Funding Note Issuer under this Funding Note are limited recourse obligations payable solely from the Pledged Collateral and, following realization of the Pledged Collateral and its application in accordance with the terms hereof, any outstanding obligations of the Funding Note Issuer hereunder shall be extinguished and shall not thereafter revive. In addition, no recourse shall be had for any amounts payable or any other obligations arising under this Funding Note against any officer, member, director, employee, partner or security holder of the Funding Note Issuer or any of its successors or assigns.
The holder hereof, by acquiring this Funding Note, represents and agrees that (i) at all times that it holds this Funding Note, it is and will be a United States person under Section 7701(a)(30) of the Code, (ii) it will provide the Funding Note Issuer with a properly executed IRS Form W-9 (or successor form) upon its acquisition of this Funding Note, and (iii) it will treat this Funding Note as indebtedness for United States federal, state and local income and franchise tax purposes, unless otherwise required by law.
THIS FUNDING NOTE AND THE RIGHTS OF ANY HOLDER OF THIS FUNDING NOTE AND THE OBLIGATIONS OF THE FUNDING NOTE ISSUER HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
[Signature Follows]

Exhibit D-2

IN WITNESS WHEREOF, the Funding Note Issuer has caused this Funding Note to be executed by its officer thereunto duly authorized, as of the date first written above.

NELNET SUPERCONDUIT FUNDING, LLC

By:

Name:

Title:

Exhibit D-3

Exhibit E
FORM OF
LIQUIDITY PREPAYMENT NOTICE
[DATE]
National Education Loan Network, as SPV Administrator
  for Nelnet Superconduit Funding, LLC
121 S. 13th Street
Suite 201
Lincoln NE 68508
Attention: Carol Aversman
Telephone: 402-458-2305
Fax: 402-458-2399
E-mail: carol.aversman@nelnet.net
Re:     Liquidity Prepayment Notice
Reference is made to that certain Funding Note Purchase Agreement, dated as of May 13, 2009, by and among Nelnet Superconduit Funding, LLC, as the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as the Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”). Each capitalized term used but not defined herein has the meaning assigned to such term in the Funding Note Purchase Agreement.
This Liquidity Prepayment Notice is executed and delivered by the Conduit Administrator pursuant to Section 1.03(c)[(i)][(ii)] of the Funding Note Purchase Agreement. The Conduit Administrator hereby delivers notice that:
1. the Conduit Lender requested that a Liquidity Advance in the amount of $                     be made on [DATE] and the requested Liquidity Advance was [not] made when due;
2. the Funding Note Issuer’s Ratable Liquidity Draw Percentage with respect to such Liquidity Advance is  _____% [and the Liquidity Prepayment Amount is $                    ]1; and
3. the Required Liquidity Prepayment Date is [           ], [20_____].
[Signature Follows]

[1]	Insert bracketed text if the requested Liquidity Advance was not made when due.

Exhibit E-1

IN WITNESS WHEREOF, the Conduit Administrator has caused this Liquidity Prepayment Notice to be executed by its officer thereunto duly authorized, as of the date first written above.

The Bank of New York Mellon,
as the Conduit Administrator

By:

Name:

Title:

Exhibit E-2

Exhibit F
NOTICE ADDRESSES
The Funding Note Issuer
Nelnet Superconduit Funding, LLC
c/o National Education Loan Network, Inc.
121 South 13th Street
Suite 201
Lincoln NE 68508
Attention: Carol Aversman
Telephone: (402) 458-2305
Fax: (402) 458-2399
E-mail: carol.aversman@nelnet.net
With a copy to the SPV Administrator
The SPV Administrator
National Education Loan Network, Inc.
121 South 13th Street
Suite 201
Lincoln NE 68508
Attention: Carol Aversman
Telephone: (402) 458-2305
Fax: (402) 458-2399
E-mail: carol.aversman@nelnet.net
The Eligible Lender Trustee
Zions First National Bank
1001 17th Street, Suite 1050
Denver, CO 80202
Fax: (720) 947-7480
Email: casey.gunning@zionsbank.com
The Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee
The Bank of New York Mellon
101 Barclay Street, 4E
New York, New York 10286
Attention: Andrew J. Taylor
Fax: (212) 815-2020
Email: BMOStraightA@bnymellon.com
The Conduit Lender
Straight-A Funding, LLC
c/o Global Securitization Services, LLC
68 South Service Road
Suite 120
Melville, NY 11747
Fax: (212) 302-8767

Exhibit F-1

With copies to the Conduit Administrator and the Manager
The Manager
BMO Capital Markets Corp.
115 S. LaSalle St.
Chicago, IL 60603
Attention: Bart Steenbergen
StraightA.issuer@bmo.com
The Sponsor
Nelnet, Inc.
121 South 13th Street
Suite 201
Lincoln NE 68508
Attention: Carol Aversman
Telephone: (402) 458-2305
Fax: (402) 458-2399
E-mail: carol.aversman@nelnet.net
The Master Servicer
National Education Loan Network, Inc.
121 South 13th Street
Suite 201
Lincoln NE 68508
Attention: Carol Aversman
Telephone: (402) 458-2305
Fax: (402) 458-2399
E-mail: carol.aversman@nelnet.net
The Department:
By United States Postal Service mail:
United States Department of Education
400 Maryland Avenue, SW
UCP, Room 111G3
Washington, DC 20202-5402
Attention: FFEL Agreement Process Team
By courier or express mail:
United States Department of Education
830 First Street, N.E.
Room 111G3
Washington, DC 20202-5402
Attention: FFEL Agreement Process Team
Email: FFEL.agreementprocess@ed.gov

Exhibit F-2

The Federal Financing Bank
By U.S. Postal Service mail:
The Federal Financing Bank
Main Treasury Building
1500 Pennsylvania Avenue, NW
Washington, DC 20220
Attention: Chief Financial Officer
Telephone: (202) 622-2470
Facsimile: (202) 622-0707
By courier or express mail:
The Federal Financing Bank
Suite 228, National Press Building
524 — 14th Street, NW
Washington, DC 20045-1201
Telephone: (202) 622-2470
The Rating Agencies:
Standard & Poor’s Ratings Services
55 Water Street, 41st floor
New York, NY 10041
Attention: ABS Surveillance
Email: servicer_reports@sandp.com
Fitch, Inc.
One State Street Plaza
New York, New York 10004
Attention: Asset-Backed Securities
Fax: (212) 514-9879
Email: notifications.abs@fitchratings.com

Exhibit F-3

Exhibit G
FORM OF
UCC-1 FINANCING STATEMENTS
[see attached]

Exhibit G-1

I. FORM OF UCC-1: SELLER, AS DEBTOR
I. FORM OF UCC-1: SELLER, AS DEBTOR

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Anne M. Gish, Esq.
Kutak Rock LLP
1801 California Street, Suite 3100
Denver, Colorado 80202 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1. DEBTOR’S EXACT FULL LEGAL NAME — insert only one debtor name (1a or 1b) — do not abbreviate or combine names 1a. ORGANIZATION’S NAME         OR         NATIONAL EDUCATION LOAN NETWORK, INC.         1b. INDIVIDUAL’S LAST NAME   FIRST NAME   MIDDLE NAME   SUFFIX   1c.   MAILING ADDRESS   CITY   STATE   POSTALCODE   COUNTRY       121 S. 13th Street, Suite 201        Lincoln   `NE           68508   USA `1d.   `TAX ID #: SSN OR EIN   ADD’L INFO RE
ORGANIZATION   `1e. TYPE OF ORGANIZATION   `1f. JURISDICTION OF ORGANIZATION   `1g. ORGANIZATIONAL ID #, if any     `            Corporation        Nevada        C2237-2000     `        DEBTOR               NONE 2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — insert only one debtor name (2a or 2b) — do not abbreviate or combine names 2a. ORGANIZATION’S NAME         OR         UNION BANK AND TRUST COMPANY         2b. INDIVIDUAL’S LAST NAME   FIRST NAME   MIDDLE NAME   SUFFIX   2c.   MAILING ADDRESS   CITY   STATE   POSTALCODE   COUNTRY       6801 South 27th Street        Lincoln   NE           68506   USA `2d.   `TAX ID #: SSN OR EIN   ADD’L INFO RE
ORGANIZATION   `2e. TYPE OF ORGANIZATION   `2f. JURISDICTION OF ORGANIZATION   `2g. ORGANIZATIONAL ID #, if any     `            State Bank        Nebraska   10036938     `        DEBTOR               NONE 3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNORS/P) — insert only   _____   one secured party name (3a or 3b) 3a. ORGANIZATION’S NAME         OR         STRAIGHT-A FUNDING, LLC, as Conduit Lender         3b. INDIVIDUAL’S LAST NAME   FIRST NAME   MIDDLE NAME   SUFFIX   3c.   MAILING ADDRESS   CITY   STATE   POSTALCODE   COUNTRY       68 South Service Road, Suite 120        Melville   NY      11747   USA 4. This FINANCING STATEMENT covers the following collateral: SEE ANNEX A ATTACHED HERETO AND MADE PART HEREOF AND INCORPORATED HEREIN BY REFERENCE. THERE ARE THREE ADDITIONAL SHEETS PRESENTED, CONSISTING OF TWO ONE-PAGE ADDENDA AND A ONE-PAGE ANNEX A. 5. ALTERNATIVE DESIGNATION [if applicable]:   `LESSEE/LESSOR   `CONSIGNEE/CONSIGNOR   `BAILEE/BAILOR   `SELLER/BUYER   `AG. LIEN   `NON-UCC FILING 6. ð This FINANCING STATEMENT is to be filed (for record) (or recorded in the   `  7. Check to REQUEST SEARCH REPORT(S) on   `All Debtors   `Debtor 1   `Debtor 2 `    REAL ESTATE RECORDS. Attach addendum   [if applicable]   `      Debtor(s) [ADDITIONAL FEE] [optional]             8. OPTIONAL FILE REFERENCE DATA     FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC 1) (REV. 07/29/98)

UCC FINANCING STATEMENT ADDENDUM FOLLOW INSTRUCTIONS (front and back) CAREFULLY 9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT 9a. ORGANIZATION’S NAME NATIONAL EDUCATION LOAN NETWORK, INC. OR 9b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME,SUFFIX   10. MISCELLANEOUS:   Addendum 1 of 2        The debtor listed in item 1 above is the owner of the beneficial interest in the collateral described on Annex A attached hereto. The additional debtor listed in item 2 above holds legal title, as eligible lender trustee, to certain collateral described on Annex A attached hereto.        The party listed in item 12 of this Addendum is the assignor secured party.   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 11. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — insert only one name (11a or 11b) — do not abbreviate or combine names 11a. ORGANIZATION’S NAME   OR 11b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX   11c. MAILING ADDRESS CITY STATE   POSTAL CODE COUNTRY 11d. TAX ID #:    SSN OR EIN ADD’L INFO RE ORGANIZATION DEBTOR 11e. TYPE OF ORGANIZATION 11f. JURISDICTION OF ORGANIZATION 11g. ORGANIZATIONAL ID #, if any   NONE 12. ADDITIONAL SECURED PARTY’S or ASSIGNOR S/P’S NAME — insert only one name (12a or 12b) 12a. ORGANIZATION’S NAME NELNET SUPERCONDUIT FUNDING, LLC OR       12b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME       SUFFIX         12c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 121 S. 13th Street, Suite 201      Lincoln    NE   68508   USA 13. This FINANCING STATEMENT covers timber to be cut or as-extracted collateral, or is filed as a ÿ fixture filing. 16. Additional collateral description: 14. Description of real estate:           15. Name and address of a RECORD OWNER of above-described real estate
(if Debtor does not have a record interest):   17. Check only if applicable and check only one box.     Debtor is a Trust or Trustee acting with respect to property held in trust Decedent’s Estate   18. Check only if applicable and checkonly one box.   Debtor is a TRANSMITTING UTILITY   Filed in connection with a Manufactured-Home Transaction — effective 30 years   Filed in connection with a Public-Finance Transaction — effective 30 years FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 07/29/98)

UCC FINANCING STATEMENT ADDENDUM FOLLOW INSTRUCTIONS (front and back) CAREFULLY THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY —— —
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR 9a. ORGANIZATION’S NAME
NATIONAL EDUCATION LOAN NETWORK, INC. —
9b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME,SUFFIX
10. MISCELLANEOUS: Addendum 2 of 2 The party listed in item 12 of this Addendum is an additional total assignee/additional secured party. —
11. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — insert only one name (11a or 11b) — do not abbreviate or combine names —
OR 11a. ORGANIZATION’S NAME
11b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX
11c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTAL CODE _____ COUNTRY
11d. TAX ID #: SSN OR EIN _____ ADD’L INFO RE 11e. TYPE OF ORGANIZATION 11f. JURISDICTION OF ORGANIZATION 11g. ORGANIZATIONAL ID #, if any
ORGANIZATION
DEBTOR _____ NONE —— —
12. ADDITIONAL SECURED PARTY’S or _____ ASSIGNOR S/P’S NAME — insert only one name (12a or 12b) —
OR 12a. ORGANIZATION’S NAME
THE BANK OF NEW YORK MELLON, as Conduit Lender Eligible Lender Trustee —
12b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX
12c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTAL CODE _____ COUNTRY
101 Barclay Street, 4E _____ New York _____ NY 10286 USA —— —— — —— —
13. This FINANCING STATEMENT covers timber to be cut or as-extracted 16. Additional collateral description: collateral, or is filed as a ÿ fixture filing.
14. Description of real estate:
15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):
17. Check only if applicable and check only one box. — Debtor is a Trust or Trustee acting with respect to property held in trust Decedent’s Estate —
18. Check only if applicable and checkonly one box. — Debtor is a TRANSMITTING UTILITY Filed in connection with a Manufactured-Home Transaction — effective 30 years Filed in connection with a Public-Finance Transaction — effective 30 years —
FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 07/29/98)

ANNEX A
TO
FINANCING STATEMENT
Debtor/Seller:
National Education Loan Network, Inc.
121 S. 13th Street
Suite 201
Lincoln Nebraska 68508
Additional Debtor:
Union Bank and Trust Company
as eligible Lender trustee for National Education Loan Network, Inc.
6801 South 27th Street
Lincoln, Nebraska 68506
Assignor Secured Party/Purchaser:
Nelnet Superconduit Funding, LLC
c/o National Education Loan Network, Inc.
121 S. 13th Street
Suite 201
Lincoln Nebraska 68508
Total Assignee/Secured Party:
Straight-A Funding, LLC, as Conduit Lender
c/o Global Securitization Services, LLC
68 South Service Road
Melville, New York 11747
Additional Total Assignee/Secured Party:
The Bank of New York Mellon, as Conduit Lender Eligible Lender Trustee
101 Barclay Street, 4E
New York, New York 10286
The financing statement covers all of Debtor’s right, title and interest in (i) all Loans described in each Bill of Sale delivered pursuant to the Student Loan Purchase Agreement, (ii) all Related Security with respect to such Loans, and (iii) all proceeds of such Loans and Related Security (but excluding any right to make subsequent loans to a Borrower under any Promissory Note included in the collateral or any disbursement under a Promissory Note included in the collateral to the extent not constituting a Loan described in the Bill of Sale).
Capitalized terms used herein but not otherwise defined shall have the respective meaning assigned to such terms in the Student Loan Purchase Agreement, dated as of May 13, 2009 among National Education Loan Network, Inc., as seller, Union Bank and Trust Company, as seller eligible lender trustee, Nelnet Superconduit Funding, LLC, as purchaser and Zions First National Bank, as purchaser eligible lender trustee (including terms incorporated therein by reference).
A list of the student loans then subject to this financing statement may be obtained by contacting the Funding Note Issuer at Nelnet Superconduit Funding, LLC, c/o National Education Loan Network, Inc., 121 S. 13th Street, Suite 201, Lincoln NE 68508.
A PURCHASE OF OR SECURITY INTEREST IN ANY COLLATERAL DESCRIBED IN THIS FINANCING STATEMENT WILL VIOLATE THE RIGHTS OF THE CONDUIT LENDER AS SECURED PARTY.
Exhibit G-5

II. FORM OF UCC-1: SELLER ELIGIBLE LENDER TRUSTEE, AS DEBTOR
| | | | | | | | | | | | | | | | | | | UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY —— — A. NAME & PHONE OF CONTACT AT FILER [optional] —
| | | | | | | | | | | | | | | | | | | B. SEND ACKNOWLEDGMENT TO: (Name and Address) Anne M. Gish, Esq. Kutak Rock LLP 1801 California Street, Suite 3100 Denver, Colorado 80202 1. DEBTOR’S EXACT FULL LEGAL NAME — insert only one debtor name (1a or 1b) — do not abbreviate or combine names OR 1a. ORGANIZATION’S NAME UNION BANK AND TRUST COMPANY — 1b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 1c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTALCODE _____ COUNTRY 6801 South 27th Street _____ Lincoln _____ NE 68506 USA —— —— — —— —
1d. TAX ID #: SSN OR EIN _____ ADD’L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #, if any ORGANIZATION _____ State Bank _____ Nebraska 10036938
DEBTOR _____ NONE —— — 2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — insert only one debtor name (2a or 2b) — do not abbreviate or combine names OR 2a. ORGANIZATION’S NAME NATIONAL EDUCATION LOAN NETWORK, INC. — 2b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 2c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTALCODE _____ COUNTRY 121 S. 13th Street, Suite 201 Lincoln _____ NE 68508 USA —— —— — —— —
2d. TAX ID #: SSN OR EIN _____ ADD’L INFO RE 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #, if any ORGANIZATION _____ Corporation _____ Nevada _____ C2237-2000 DEBTOR _____ NONE —— — 3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNORS/P) — insert only _____ one secured party name (3a or 3b) — OR 3a. ORGANIZATION’S NAME THE BANK OF NEW YORK MELLON, as Conduit Lender Eligible Lender Trustee — 3b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 3c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTALCODE _____ COUNTRY 101 Barclay Street, 4E _____ New York _____ NY 10286 USA —— —— — —— —
4. This FINANCING STATEMENT covers the following collateral:
SEE ANNEX A ATTACHED HERETO AND MADE PART HEREOF AND INCORPORATED HEREIN BY REFERENCE. THERE ARE THREE ADDITIONAL SHEETS PRESENTED, CONSISTING OF TWO ONE-PAGE ADDENDA AND A ONE-PAGE ANNEX A. — 5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR _____ CONSIGNEE/CONSIGNOR _____ BAILEE/BAILOR _____ SELLER/BUYER _____ AG. LIEN _____ NON-UCC FILING 6. ð This FINANCING STATEMENT is to be filed (for record) (or recorded in the 7. Check to REQUEST SEARCH REPORT(S) on All Debtors Debtor 1 Debtor 2 REAL ESTATE RECORDS. Attach addendum [if applicable] Debtor(s) [ADDITIONAL FEE] [optional] — 8. OPTIONAL FILE REFERENCE DATA — FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC 1) (REV. 07/29/98)

UCC FINANCING STATEMENT ADDENDUM
FOLLOW INSTRUCTIONS (front and back) CAREFULLY THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY —— —
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT OR 9a. ORGANIZATION’S NAME UNION BANK AND TRUST COMPANY — 9b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME,SUFFIX 10. MISCELLANEOUS:
Addendum 1 of 2 The Trustee box in item 17 has been checked in connection with the debtor listed in item 1. The debtor listed in item 1 above holds legal title, as eligible lender trustee, to certain collateral described in Annex A attached hereto. The additional debtor listed in item 2 above is the settlor and the owner of the beneficial interest in the collateral described on Annex A attached hereto. The party listed in item 12 of this Addendum is the assignor secured party. — 11. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — insert only one name (11a or 11b) — do not abbreviate or combine names — OR 11a. ORGANIZATION’S NAME 11b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 11c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTAL CODE _____ COUNTRY 11d. TAX ID #: SSN OR EIN _____ ADD’L INFO RE 11e. TYPE OF ORGANIZATION 11f. JURISDICTION OF ORGANIZATION 11g. ORGANIZATIONAL ID #, if any ORGANIZATION DEBTOR _____ NONE —— — 12. ADDITIONAL SECURED PARTY’S or _____ ASSIGNOR S/P’S NAME — insert only one name (12a or 12b) — OR 12a. ORGANIZATION’S NAME ZIONS FIRST NATIONAL BANK — 12b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 12c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTAL CODE _____ COUNTRY 1001 17TH Street, Suite 1050 Denver _____ CO 80202 USA —— —— — —— —
13. This FINANCING STATEMENT covers timber to be cut or as-extracted 16. Additional collateral description:
collateral, or is filed as a ÿ fixture filing. 14. Description of real estate:
15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):
17. Check only if applicable and check only one box. — Debtor is a Trust or Trustee acting with respect to property held in trust Decedent’s Estate — 18. Check only if applicable and checkonly one box. — Debtor is a TRANSMITTING UTILITY Filed in connection with a Manufactured-Home Transaction — effective 30 years Filed in connection with a Public-Finance Transaction — effective 30 years — FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 07/29/98)

UCC FINANCING STATEMENT ADDENDUM
FOLLOW INSTRUCTIONS (front and back) CAREFULLY THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY —— —
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT OR 9a. ORGANIZATION’S NAME UNION BANK AND TRUST COMPANY — 9b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME,SUFFIX 10. MISCELLANEOUS:
Addendum 2 of 2 The party listed in item 12 of this addendum is an additional total assignee/additional secured party. — 11. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — insert only one name (11a or 11b) — do not abbreviate or combine names — OR 11a. ORGANIZATION’S NAME 11b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 11c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTAL CODE _____ COUNTRY 11d. TAX ID #: SSN OR EIN _____ ADD’L INFO RE 11e. TYPE OF ORGANIZATION 11f. JURISDICTION OF ORGANIZATION 11g. ORGANIZATIONAL ID #, if any ORGANIZATION DEBTOR _____ NONE —— — 12. ADDITIONAL SECURED PARTY’S or _____ ASSIGNOR S/P’S NAME — insert only one name (12a or 12b) — OR 12a. ORGANIZATION’S NAME STRAIGHT-A FUNDING, LLC, as Conduit Lender — 12b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 12c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTAL CODE _____ COUNTRY 68 South Service Road, Suite 120 Melville _____ NY 11747 USA —— —— — —— —
13. This FINANCING STATEMENT covers timber to be cut or as-extracted 16. Additional collateral description:
collateral, or is filed as a ÿ fixture filing. 14. Description of real estate:
15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):
17. Check only if applicable and check only one box. — Debtor is a Trust or Trustee acting with respect to property held in trust Decedent’s Estate — 18. Check only if applicable and checkonly one box. — Debtor is a TRANSMITTING UTILITY Filed in connection with a Manufactured-Home Transaction — effective 30 years Filed in connection with a Public-Finance Transaction — effective 30 years — FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 07/29/98)

ANNEX A
TO
FINANCING STATEMENT
Debtor/Seller Eligible Lender Trustee:
Union Bank and Trust Company
as eligible Lender trustee for National Education Loan Network, Inc.
6801 South 27th Street
Lincoln, Nebraska 68506
Additional Debtor:
National Education Loan Network, Inc.
121 S. 13th Street
Suite 201
Lincoln Nebraska 68508
Assignor Secured Party/Eligible Lender Trustee:
Zions First National Bank
as Eligible Lender Trustee for the benefit of
Nelnet Superconduit Funding, LLC
1001 17th Street, Suite 1050
Denver, Colorado 80202
Total Assignee/Secured Party:
The Bank of New York Mellon, as Conduit Lender Eligible Lender Trustee
101 Barclay Street, 4E
New York, New York 10286
Additional Total Assignee/Secured Party:
Straight-A Funding, LLC, as Conduit Lender
c/o Global Securitization Services, LLC
68 South Service Road
Melville, New York 11747
The financing statement covers all of the Debtors’ right, title and interest in (i) all Loans described in each Bill of Sale delivered pursuant to the Student Loan Purchase Agreement, (ii) all Related Security with respect to such Loans, and (iii) all proceeds of such Loans and Related Security (but excluding any right to make subsequent loans to a Borrower under any Promissory Note included in the collateral or any disbursement under a Promissory Note included in the collateral to the extent not constituting a Loan described in the Bill of Sale).
Capitalized terms used herein but not otherwise defined shall have the respective meaning assigned to such terms in the Student Loan Purchase Agreement, dated as of May 13, 2009 among National Education Loan Network, Inc., as seller, Union Bank and Trust Company, as seller eligible lender trustee, Nelnet Superconduit Funding, LLC, as purchaser and Zions First National Bank, as purchaser eligible lender trustee (including terms incorporated therein by reference).
A list of the student loans then subject to this financing statement may be obtained by contacting the Funding Note Issuer at Nelnet Superconduit Funding, LLC, c/o National Education Loan Network, Inc., 121 S. 13th Street, Suite 201, Lincoln NE 68508.
A PURCHASE OF OR SECURITY INTEREST IN ANY COLLATERAL DESCRIBED IN THIS FINANCING STATEMENT WILL VIOLATE THE RIGHTS OF THE CONDUIT LENDER AS SECURED PARTY.
Exhibit G-9

III. FORM OF UCC-1: FUNDING NOTE ISSUER, AS DEBTOR (use for SPVs)
UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY —— — A. NAME & PHONE OF CONTACT AT FILER [optional] —
| | | | | | | | | | | | | | | |
B. SEND ACKNOWLEDGMENT TO: (Name and Address)
Anne M. Gish, Esq. Kutak Rock LLP 1801 California Street, Suite 3100 Denver, Colorado 80202
1. DEBTOR’S EXACT FULL LEGAL NAME — insert only one debtor name (1a or 1b) — do not abbreviate or combine names
OR 1a. ORGANIZATION’S NAME
NELNET SUPERCONDUIT FUNDING, LLC —
1b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX
1c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTALCODE _____ COUNTRY
121 SOUTH 13TH STREET, SUITE 201 LINCOLN _____ NE 68508 USA —— —— — —— —
1d. TAX ID #: SSN OR EIN _____ ADD’L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #, if any
ORGANIZATION _____ Limited liability Company _____ Delaware
DEBTOR _____ NONE —— —
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — insert only one debtor name (2a or 2b) — do not abbreviate or combine names
OR 2a. ORGANIZATION’S NAME
2b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX
2c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTALCODE _____ COUNTRY
2d. TAX ID #: SSN OR EIN _____ ADD’L INFO RE 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #, if any
ORGANIZATION
DEBTOR _____ NONE —— —
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNORS/P) — insert only _____ one secured party name (3a or 3b) —
OR 3a. ORGANIZATION’S NAME
STRAIGHT-A FUNDING, LLC, as Conduit Lender —
3b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX
3c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTALCODE _____ COUNTRY
68 SOUTH SERVICE ROAD _____ MELVILLE _____ NY 11747 USA —— —— — —— —
4. This FINANCING STATEMENT covers the following collateral:
All of the Debtor’s right, title and interest in, to and under, in each case, whether now owned or existing, or hereafter arising or acquired, all loans, securities, financial assets, investment property, instruments, general intangibles, payment intangibles, accounts, including deposit accounts, money, documents, agreements, investments and all other property and assets of any type or nature in which the Debtor has an interest (excluding the share capital of the Debtor), including without limitation, all of the Debtor’s assets and property. A PURCHASE OF OR SECURITY INTEREST IN ANY COLLATERAL DESCRIBED IN THIS FINANCING STATEMENT WILL VIOLATE THE RIGHTS OF THE SECURED PARTY. —
5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR _____ CONSIGNEE/CONSIGNOR _____ BAILEE/BAILOR _____ SELLER/BUYER _____ AG. LIEN _____ NON-UCC FILING
6. ð This FINANCING STATEMENT is to be filed (for record) (or recorded in the 7. Check to REQUEST SEARCH REPORT(S) on All Debtors Debtor 1 Debtor 2 REAL ESTATE RECORDS. Attach addendum [if applicable] Debtor(s) [ADDITIONAL FEE] [optional] —
8. OPTIONAL FILE REFERENCE DATA —
FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC 1) (REV. 07/29/98)
Exhibit G-10

UCC FINANCING STATEMENT ADDENDUM FOLLOW INSTRUCTIONS (front and back) CAREFULLY THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY —— —
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR 9a. ORGANIZATION’S NAME
NELNET SUPERCONDUIT FUNDING, LLC —
9b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME,SUFFIX
10. MISCELLANEOUS: Addendum 1 of 1 —
11. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — insert only one name (11a or 11b) — do not abbreviate or combine names —
OR 11a. ORGANIZATION’S NAME
11b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX
11c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTAL CODE _____ COUNTRY
11d. TAX ID #: SSN OR EIN _____ ADD’L INFO RE 11e. TYPE OF ORGANIZATION 11f. JURISDICTION OF ORGANIZATION 11g. ORGANIZATIONAL ID #, if any
ORGANIZATION
DEBTOR _____ NONE —— —
12. ADDITIONAL SECURED PARTY’S or _____ ASSIGNOR S/P’S NAME — insert only one name (12a or 12b) —
OR 12a. ORGANIZATION’S NAME
THE BANK OF NEW YORK MELLON, as Conduit Lender Eligible Lender Trustee —
12b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX
12c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTAL CODE _____ COUNTRY
101 BARCLAY STREET, 4E _____ NEW YORK _____ NY 10286 USA —— —— — —— —
13. This FINANCING STATEMENT covers timber to be cut or as-extracted 16. Additional collateral description: collateral, or is filed as a ÿ fixture filing.
14. Description of real estate:
15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):
17. Check only if applicable and check only one box. — Debtor is a Trust or Trustee acting with respect to property held in trust Decedent’s Estate —
18. Check only if applicable and checkonly one box. — Debtor is a TRANSMITTING UTILITY Filed in connection with a Manufactured-Home Transaction — effective 30 years Filed in connection with a Public-Finance Transaction — effective 30 years —
FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 07/29/98)
Exhibit G-11

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. ORGANIZATION'S NAME ZIONS FIRST NATIONAL BANK				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 1001 17TH Street, Suite 1050	CITY Denver	STATE CO	POSTALCODE 80202	COUNTRY USA
1d. TAX ID #: SSN OR EIN | ADD'L INFO RE ORGANIZATION DEBTOR | 1e. TYPE OF ORGANIZATION National Banking Association	1f. JURISDICTION OF ORGANIZATION United States	1g. ORGANIZATIONAL ID #, if any 4341		NONE

2a. ORGANIZATION'S NAME NELNET SUPERCONDUIT FUNDING, LLC				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS 121 South 13th Street, Suite 201	CITY Lincoln	STATE NE	POSTALCODE 68508	COUNTRY USA
2d. TAX ID #: SSN OR EIN | ADD'L INFO RE ORGANIZATION DEBTOR | 2e. TYPE OF ORGANIZATION Limited liability Company	2f. JURISDICTION OF ORGANIZATION Delaware	2g. ORGANIZATIONAL ID #, if any 4669705		NONE

3a. ORGANIZATION'S NAME STRAIGHT-A FUNDING, LLC, as Conduit Lender				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 68 South Service Road	CITY Melville	STATE NY	POSTALCODE 11747	COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2

8. OPTIONAL FILE REFERENCE DATA

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY —— — A. NAME & PHONE OF CONTACT AT FILER [optional] —
| | | | | | | | | | | | | | | | | | | B. SEND ACKNOWLEDGMENT TO: (Name and Address) Anne M. Gish, Esq. Kutak Rock LLP 1801 California Street, Suite 3100 Denver, Colorado 80202 1. DEBTOR’S EXACT FULL LEGAL NAME — insert only one debtor name (1a or 1b) — do not abbreviate or combine names OR 1a. ORGANIZATION’S NAME ZIONS FIRST NATIONAL BANK — 1b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 1c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTALCODE _____ COUNTRY 1001 17TH Street, Suite 1050 Denver _____ CO 80202 USA —— —— — —— —
1d. TAX ID #: SSN OR EIN _____ ADD’L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #, if any ORGANIZATION _____ National Banking Association _____ United States 4341
DEBTOR _____ NONE —— — 2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — insert only one debtor name (2a or 2b) — do not abbreviate or combine names OR 2a. ORGANIZATION’S NAME NELNET SUPERCONDUIT FUNDING, LLC — 2b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 2c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTALCODE _____ COUNTRY 121 South 13th Street, Suite 201 Lincoln _____ NE 68508 USA —— —— — —— —
2d. TAX ID #: SSN OR EIN _____ ADD’L INFO RE 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #, if any ORGANIZATION _____ Limited liability Company _____ Delaware 4669705
DEBTOR _____ NONE —— — 3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNORS/P) — insert only _____ one secured party name (3a or 3b) — OR 3a. ORGANIZATION’S NAME STRAIGHT-A FUNDING, LLC, as Conduit Lender — 3b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 3c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTALCODE _____ COUNTRY 68 South Service Road _____ Melville _____ NY 11747 USA —— —— — —— —
4. This FINANCING STATEMENT covers the following collateral:
SEE ANNEX A ATTACHED HERETO AND MADE PART HEREOF AND INCORPORATED HEREIN BY REFERENCE. THERE ARE THREE ADDITIONAL SHEETS PRESENTED, CONSISTING OF A ONE-PAGE ADDENDUM AND A TWO-PAGE ANNEX A. — 5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR _____ CONSIGNEE/CONSIGNOR _____ BAILEE/BAILOR _____ SELLER/BUYER _____ AG. LIEN _____ NON-UCC FILING 6. ð This FINANCING STATEMENT is to be filed (for record) (or recorded in the 7. Check to REQUEST SEARCH REPORT(S) on All Debtors Debtor 1 Debtor 2 REAL ESTATE RECORDS. Attach addendum [if applicable] Debtor(s) [ADDITIONAL FEE] [optional] — 8. OPTIONAL FILE REFERENCE DATA — FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC 1) (REV. 07/29/98)
Exhibit G-12

UCC FINANCING STATEMENT ADDENDUM
FOLLOW INSTRUCTIONS (front and back) CAREFULLY THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY —— —
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT OR 9a. ORGANIZATION’S NAME ZIONS FIRST NATIONAL BANK — 9b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME,SUFFIX 10. MISCELLANEOUS:
Addendum 1 of 1. The Trustee box in item 17 has been checked in connection with the debtor listed in item 1. The debtor listed in item 1 above holds legal title, as eligible lender trustee, to certain collateral described on Annex A attached hereto. The additional debtor listed in item 2 above is the settlor and the owner of the beneficial interest in the collateral described on Annex A attached hereto. 11. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — insert only one name (11a or 11b) — do not abbreviate or combine names — OR 11a. ORGANIZATION’S NAME 11b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 11c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTAL CODE _____ COUNTRY 11d. TAX ID #: SSN OR EIN _____ ADD’L INFO RE 11e. TYPE OF ORGANIZATION 11f. JURISDICTION OF ORGANIZATION 11g. ORGANIZATIONAL ID #, if any ORGANIZATION DEBTOR _____ NONE —— — 12. ADDITIONAL SECURED PARTY’S or _____ ASSIGNOR S/P’S NAME — insert only one name (12a or 12b) — OR 12a. ORGANIZATION’S NAME THE BANK OF NEW YORK MELLON, as Conduit Lender Eligible Lender Trustee — 12b. INDIVIDUAL’S LAST NAME _____ FIRST NAME _____ MIDDLE NAME _____ SUFFIX 12c. MAILING ADDRESS _____ CITY _____ STATE _____ POSTAL CODE _____ COUNTRY 101 Barclay Street, 4E _____ New York _____ NY 10286 USA —— —— — —— —
13. This FINANCING STATEMENT covers timber to be cut or as-extracted 16. Additional collateral description:
collateral, or is filed as a ÿ fixture filing. 14. Description of real estate:
15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):
17. Check only if applicable and check only one box. — Debtor is a Trust or Trustee acting with respect to property held in trust Decedent’s Estate — 18. Check only if applicable and checkonly one box. — Debtor is a TRANSMITTING UTILITY Filed in connection with a Manufactured-Home Transaction — effective 30 years Filed in connection with a Public-Finance Transaction — effective 30 years — FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 07/29/98)
Exhibit G-13

ANNEX A
TO
FINANCING STATEMENT
Debtor:
Zions First National Bank
as Eligible Lender Trustee for the benefit of
Nelnet Superconduit Funding, LLC
1001 17th Street, Suite 1050
Denver, Colorado 80202
Additional Debtor:
Nelnet Superconduit Funding, LLC
c/o National Education Loan Network, Inc.
121 S. 13th Street
Suite 201
Lincoln Nebraska 68508
Secured Party:
Straight-A Funding, LLC, as Conduit Lender
c/o Global Securitization Services, LLC
68 South Service Road
Melville, New York 11747
Additional Secured Party:
The Bank of New York Mellon, as Conduit Lender Eligible Lender Trustee
101 Barclay Street, 4E
New York, New York 10286
This financing statement covers (i) all of the Debtors’ right, title and interest in (but none of its obligations under), each of the Transaction Documents and the Department Put Agreement (to the extent relating to the Financed Student Loans), including all rights and remedies thereunder; and (ii) all of the Debtors’ right, title and interest in the following property, whether now owned or existing or hereafter arising or acquired and wheresoever located (but excluding any right to make subsequent loans to a Borrower under any Promissory Note included in the Pledged Collateral or any disbursement under a Promissory Note included in the Pledged Collateral to the extent not constituting a Financed Student Loan):
(a) all Financed Student Loans;
(b) the Trust Accounts;
(c) all Collections from Financed Student Loans;
(d) all Eligible Investments and other property, financial assets, security entitlements, funds and accrued earnings thereon held, credited to or carried in any of the Trust Accounts;
(e) all Records relating to any of the foregoing items;
(f) all supporting obligations, liens securing any of the foregoing, money and claims and other rights under insurance policies relating to any of the foregoing;
(g) all accounts, general intangibles, payment intangibles, instruments, investment property, documents, chattel paper, goods, moneys, letters of credit, letter of credit rights, certificates of deposit, deposit accounts and all other property and interests in property of the Funding Note Issuer or the Eligible Lender Trustee, on behalf of the Funding Note Issuer, to the extent relating to the Financed Student Loans, whether tangible or intangible; and
(h) all proceeds of any of the foregoing.

Exhibit G-14

Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Funding Note Purchase Agreement, dated as of May 13, 2009, among Straight-A Funding, LLC, as Conduit Lender, Nelnet Superconduit Funding, LLC, as Funding Note Issuer, Zions First National Bank, as Eligible Lender Trustee, The Bank of New York Mellon, as Conduit Administrator and Securities Intermediary and Conduit Lender Eligible Lender Trustee, National Education Loan Network, Inc., as SPV Administrator, Nelnet, Inc., as Sponsor, BMO Capital Markets Corp., as Manager, and National Education Loan Network, Inc., as Master Servicer.
A list of the Financed Student Loans covered by this Financing Statement is maintained by the Secured Party or its agent.
A PURCHASE OF OR SECURITY INTEREST IN ANY COLLATERAL DESCRIBED IN THIS FINANCING STATEMENT WILL VIOLATE THE RIGHTS OF THE CONDUIT LENDER AS SECURED PARTY.

Exhibit G-15

Exhibit H
FORM OF
OFFICER’S CERTIFICATE
REGARDING ORGANIZATION

[DATE]
Reference is made to that certain Funding Note Purchase Agreement, dated as of May 13, 2009, by and among Nelnet Superconduit Funding, LLC, as the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as the Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”). Each capitalized term used but not defined herein has the meaning assigned to such term in the Funding Note Purchase Agreement.
This officer’s certificate is executed and delivered by the undersigned pursuant to Section 1(a)(iii) of Appendix B to the Funding Note Purchase Agreement. The undersigned hereby certifies to the Conduit Administrator as follows:
1.	I am a duly elected, qualified and acting officer of [NAME] (the “Company”), I am familiar with the matters herein certified and I am authorized to execute and deliver this certificate.
2.	Attached as Schedule I hereto is a true and correct copy of the certificate of [incorporation][partnership][formation] of the Company as in effect on the date hereof.
3.	Attached as Schedule II hereto is a true and correct copy of a certificate of good standing[1] of the Company issued on [DATE] by the [Secretary of State] of the State of [ ].
4.	Attached as Schedule III hereto is a true and correct copy of the [bylaws][limited partnership agreement][limited liability company agreement] of the Company as in effect on the date hereof.
5.
Attached as Schedule IV hereto is a true and correct copy of duly and lawfully adopted resolutions of the [ ] of the Company [adopted by unanimous written consent] authorizing the Company to execute, deliver and perform each Transaction Document to which it is party (the “Resolutions”). As of the date hereof, the Resolutions have not been amended, altered or rescinded and are in full force and effect and no organizational action prohibiting or conflicting with the transactions contemplated thereby has been taken by the Company.

6.
Attached as Schedule V hereto is an incumbency including the correct name and a genuine specimen of the signature of each duly elected, qualified and acting officer of the Company authorized to act on behalf of the Company in connection with the transactions contemplated by the Resolutions.

[Signature Follows]
IN WITNESS WHEREOF, I have hereunto signed my name as of the date first written above.

By:	Name:
Title:

[1]
Certificate of good standing must be dated no more than 30 days prior (and with respect to the Eligible Lender Trustee, no more than 50 days prior, so long as a certificate of good standing is requested on the Closing Date and delivered to the Department promptly upon receipt) to the date of this Officer’s Certificate.

Exhibit H-1

Exhibit I
MATTERS TO BE ADDRESSED BY CLOSING DATE OPINIONS OF COUNSEL
I.	General corporate matters and enforceability
As to the Funding Note Issuer, the Seller, the Seller Eligible Lender Trustee, the SPV Administrator, the Eligible Lender Trustee and each Material Servicer (each, a “Covered Party”):
A.
Each Covered Party is a [corporation] [limited liability company] [other entity type] validly existing and in good standing under the laws of the state in which it is organized and has full [corporate] [limited liability] [other entity type] power and authority to execute, deliver and perform all of its obligations under the Transaction Documents to which it is a party and to consummate the transactions contemplated thereby.

B.	The execution and delivery by each Covered Party of the Transaction Documents to which each is a party have been duly authorized by all necessary action on the part of such Covered Party.
C.
Each of the Transaction Documents to which each Covered Party is a party has been duly executed and delivered by and on behalf of such party and constitutes legal, valid and binding obligations of such party, enforceable against such party in accordance with its terms.

D.
The execution and delivery by each Covered Party of the Transaction Documents to which it is a party, and the consummation by each Covered Party of the transactions contemplated by such Transaction Documents, will not violate any applicable law[1], statute or governmental rule or regulation.

E.
The execution and delivery by each Covered Party of the Transaction Documents to which it is a party does not, and the consummation by each Covered Party of the transactions contemplated thereby will not, require any consent, authorization or approval of, the giving of notice to or registration with any governmental entity or other Person, except such as may have been made and such as may be required under the blue sky laws of any jurisdiction, the Higher Education Act or the Uniform Commercial Code of any state.

F.
The execution and delivery by each Covered Party of the Transaction Documents to which it is a party do not, and the consummation by each Covered Party of the transactions contemplated thereby will not, (i) violate, or require the termination of, or require the approval or consent of any person (other than such approvals or consents as have been obtained) under, the terms of [any of the agreements identified in an exhibit to the opinion (which exhibit should be certified by an officer of the applicable Covered Party as identifying all material agreements relating to debt of such Covered Party)] [any material indenture, mortgage, deed of trust, loan agreement, lease agreement or any other agreement to which such Covered Party is a party or by which such Covered Party or any of its properties is bound], (ii) to the best of our knowledge, result in, or require, the creation or imposition of any lien on such Covered Party’s properties except for the security interests expressly created pursuant to the Transaction Documents and (iii) to the best of our knowledge, violate any order, writ, judgment, award, injunction or decree of any court, administrative agency or other governmental authority applicable to such Covered Party.

II.	Securities law matters
A.	The Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.
B.
Neither the Funding Note Issuer nor the Seller is now, or immediately following the consummation of the transactions contemplated to occur on the date of this opinion under the Transaction Documents will be, required to be registered under the Investment Company Act of 1940, as amended.

III.	Federal income tax matters

[1]	Applicable law here and in the remainder of this Part I to include New York law and the law of the jurisdiction of organization of each Covered Party.

Exhibit I-1

A.	For federal income tax purposes, to the effect that the Funding Note Issuer will not be treated as an association (or publicly traded partnership) taxable as a corporation.
IV.	UCC matters[2]
A.
To the extent the Student Loans constitute accounts, chattel paper, payment intangibles or promissory notes under the New York UCC, the provisions of the Student Loan Purchase Agreement and an appropriately completed bill of sale (each, a “Bill of Sale”) in the form attached as Exhibit A to the Student Loan Purchase Agreement are effective under the New York UCC to create in favor of Funding Note Issuer (and, solely in the case of legal title thereto, Funding Note Issuer’s eligible lender trustee (“Funding Note Issuer ELT”)) a security interest in Seller’s (and, solely in the case of legal title thereto, Seller’s eligible lender trustee (“Seller ELT”)) rights in the Student Loans identified in such Bill of Sale and in any identifiable proceeds thereof. To the extent the Student Loans are instruments other than promissory notes under the New York UCC, then to the extent that the transfers thereunder are, notwithstanding the stated intent of the parties therein, recharacterized as loans to Seller by Funding Note Issuer secured by the Student Loans, then the provisions of the Student Loan Purchase Agreement and an appropriately completed Bill of Sale are effective to create, in favor of the Funding Note Issuer (and, solely in the case of legal title thereto, the Funding Note Issuer ELT) a security interest in Seller’s (and, solely in the case of legal title thereto, the Seller ELT’s) rights in the Student Loans identified in such Bill of Sale. (We note that a “security interest” as defined in 1-201(37) of the New York UCC includes the interests of a buyer of accounts, chattel paper, payment intangibles and promissory notes. We express no opinion as to whether Funding Note Issuer’s (or, solely in the case of legal title thereto, the Funding Note Issuer’s ELT’s) security interest would be characterized as an ownership interest or solely as a collateral interest held to secure a loan made to Seller.)

B.
The provisions of the Agreement are effective under the New York UCC to create in favor of the Conduit Lender (and, solely in the case of legal title thereto, the Conduit Lender Eligible Lender Trustee), a security interest in Funding Note Issuer’s (and, solely in the case of legal title thereto, Funding Note Issuer ELT’s) rights in all Student Loans in which Funding Note Issuer and the Funding Note Issuer’s ELT has a security interest, as described in paragraph IV.A. above (the “Funding Note Issuer Student Loans”).

C.
Under the New York UCC (including the choice of laws provisions thereof), while a debtor is “located” in a jurisdiction, the local law of that jurisdiction governs the perfection by the filing of a financing statement of a security interest in personal property that is accounts, chattel paper, payment intangibles or instruments. Under the New York UCC (including the choice of laws provisions thereof):

1.
Assuming the laws of the State of *[SELLER’S STATE OF ORGANIZATION] require the applicable government office to maintain a public record showing a *[corporation]*[limited liability company]*[limited partnership] *[statutory trust] to have been organized, and the Seller is organized solely under the laws of [SELLER’S STATE OF ORGANIZATION], Seller is “located” in [SELLER’S STATE OF ORGANIZATION] and the local law of that state governs perfection of a nonpossessory security interest in Seller’s rights in the Student Loans by the filing of financing statements.

[Use the appropriate paragraph for each applicable Seller Eligible Lender Trustee]
2.
[use if Seller ELT is NOT a national bank and NOT a Federal Savings Bank] Assuming the laws of the State of *[SELLER ELT’S STATE OF ORGANIZATION] require the applicable government office to maintain a public record showing a *[corporation]*[state bank][trust company]* to have been organized and Seller ELT is organized solely under the laws of [SELLER’S STATE OF ORGANIZATION], Seller ELT is “located” in [SELLER ELT’S STATE OF ORGANIZATION] and the local law of that state governs perfection of a nonpossessory security interest in Seller ELT’s rights in the Student Loans by the filing of financing statements.

2.
[use if Seller ELT is a national bank] Assuming that (i) Seller ELT is a national banking association organized under the law of the United States and (ii) Seller ELT’s “main office” (as that term is used in Comptroller of the Currency Interpretive Letter #913 dated August 3, 2001) is located in the State of *[location of main office], then Seller ELT is “located” in the State of *[location of main office] and the local law of that state governs perfection by the filing of a financing statement of a security interest in Seller ELT’s rights in the Student Loans by the filing of financing statements.

[2]
To the extent there have been other transfers of the Student Loans by Affiliated Prior Transferors on or prior to the date of transfer to the Funding Note Issuer, those transfers should be similarly covered by opinions as to the matters described in IV. F. and G.

Exhibit I-2

2.
[use if Seller ELT is a Federal Savings Bank] Assuming that (i) the [Seller] ELT is a federal saving bank organized under the law of the United States, (ii) its “home office” (as that term is used in 12 C.F.R. 552.3) is in the State of *[location of home office] and (iii) 12 C.F.R. 552.3 qualifies as a “law of the United States authoriz[ing] the registered organization ... to designate its State of location” within the meaning of Section 9-307(f)(2) of the *[law governing grant] UCC, then [Seller] ELT is “located” in the State of *[location of home office] and the local law of that state governs perfection by the filings of financing statements of a security interest in Seller ELT’s rights in the Student Loans.

3.
Assuming the laws of the State of Delaware require the applicable government office to maintain a public record showing a limited liability company to have been organized, and the Funding Note Issuer is organized solely under the laws of the State of Delaware, Funding Note Issuer is “located” in Delaware and the local law of that state governs perfection of a nonpossessory security interest in Funding Note Issuer’s rights in Funding Note Issuer Student Loans by the filing of financing statements.

[Use the appropriate paragraph for the Eligible Lender Trustee, if any]
4.
[use if Funding Note Issuer ELT is NOT a national bank and not a Federal Savings Bank] Assuming the laws of the State of *[FUNDING NOTE ISSUER ELT’S STATE OF ORGANIZATION] require the applicable government office to maintain a public record showing a *[corporation]*[state bank][trust company]* to have been organized, Funding Note Issuer ELT is “located” in [FUNDING NOTE ISSUER ELT’S STATE OF ORGANIZATION] and the local law of that state governs perfection of a nonpossessory security interest in Funding Note Issuer ELT’s rights in the Student Loans by the filing of financing statements.

4.
[use if Funding Note Issuer ELT is a national bank] Assuming that (i) Funding Note Issuer ELT is a national banking association organized under the law of the United States and (ii) Funding Note Issuer ELT’s “main office” (as that term is used in Comptroller of the Currency Interpretive Letter #913 dated August 3, 2001) is located in the State of *[location of main office], then Funding Note Issuer ELT is “located” in the State of *[location of main office] and the local law of that state governs perfection by the filing of a financing statement of a security interest in Funding Note Issuer ELT’s rights in the Student Loans by the filing of financing statements.

4.
[use if Funding Note Issuer ELT is a Federal Savings Bank] Assuming that (i) the [Funding Note Issuer] ELT is a federal saving bank organized under the law of the United States, (ii) its “home office” (as that term is used in 12 C.F.R. 552.3) is in the State of *[location of home office] and (iii) 12 C.F.R. 552.3 qualifies as a “law of the United States authoriz[ing] the registered organization ... to designate its State of location” within the meaning of Section 9-307(f)(2) of the *[law governing grant] UCC, then Funding Note Issuer ELT is “located” in the State of *[location of home office] and the local law of that state governs perfection by the filings of financing statements of a security interest in Funding Note Issuer ELT’s rights in the Student Loans.

D.
When the Seller Financing Statement and the Seller ELT Financing Statement(s) are filed (within the meaning of Section 9-516 of the applicable UCC) in the [Seller J/S] Filing Office (in the case of the Seller Financing Statement) and the [ELT J/S] Filing Office (in the case of the Seller ELT Financing Statement) under the provisions of (i) the  _____  UCC and (ii) the  _____  UCC, respectively, and, when Funding Note Issuer [and the Funding Note Issuer’s ELT] obtain[s] a security interest in Student Loans and identifiable cash proceeds thereof as a result of the delivery of an appropriately completed and executed Bill of Sale as contemplated by paragraph IV.A. above, Funding Note Issuer’s [(and, solely with respect to legal title thereto, the Funding Note Issuer’s ELT)] security interest in the Seller’s (and, solely with respect to legal title thereto, the Seller ELT’s) rights in the Student Loans identified in such Bill of Sale and any identifiable cash proceeds thereof will be perfected.

E.
When the Funding Note Issuer Financing Statement and the [Funding Note Issuer ELT Financing Statement] are filed (within the meaning of Section 9-516 of the applicable UCC) in the Delaware Filing Office (in the case of the Funding Note Issuer Financing Statement) [and the [ELT J/S] Filing Office (in the case of the Funding Note Issuer ELT Financing Statement), under the provisions of (i) the DE UCC and (ii) the  _____  UCC, respectively,] and, when Funding Note Issuer [(and, solely in the case of legal title thereto, Funding Note Issuer’s ELT)] obtains a security interest in Student Loans and identifiable cash proceeds thereof as a result of the delivery of an appropriately completed and executed Bill of Sale as contemplated by paragraph IV.A. above, the Conduit Lender’s and the Conduit Lender Eligible Lender Trustee’s security interest in Funding Note Issuer’s [(and, solely in the case of legal title thereto, Funding Note Issuer ELT’s)] rights in the Student Loans identified in such Bill of Sale and any identifiable cash proceeds thereof will be perfected.

We bring to your attention to the provisions of the Higher Education Act codified at 20 U.S.C. § 1087-2(d)(3), which provide:
Notwithstanding the provisions of any State law to the contrary, including the Uniform Commercial Code as in effect in any State, a security interest in insured student loans created on behalf of . . . any eligible lender as defined in section 1085(a) of this title may be perfected either through the taking of possession of such loans or by the filing of notice of such security interest in such loans in the manner provided by such State law for perfection of security interests in accounts.

Exhibit I-3

And at former 20 U.S.C. § 1082(m)(1)(D)(iv) which, prior to December 21, 2000, provided:
Notwithstanding the provisions of any State law to the contrary, including the Uniform Commercial Code as in effect in any State, a security interest in loans made under this part created on behalf of any eligible lender as defined in section 1085(d) of this title may be perfected either through the taking of possession of such loans (which can be through taking possession of an original or copy of the master promissory note) or by the filing of notice of such security interest in such loans in the manner provided by such State law for perfection of security interests in accounts.
20 U.S.C. § 1082(m)(1)(D)(iv) has been repealed, and replaced with 20 U.S.C. § 1082(m)(1)(E), which provides in part:
(i) In general. Notwithstanding the provisions of any State law to the contrary, including the Uniform Commercial Code as in effect in any State, a security interest in loans made under this part, on behalf of any eligible lender (as defined in section 1085(d)) shall attach, be perfected, and be assigned priority in the manner provided by the applicable State’s law for perfection of security interests in accounts, as such law may be amended from time to time (including applicable transition provisions). If any such State’s law provides for a statutory lien to be created in such loans, such statutory lien may be created by the entity or entities governed by such State law in accordance with the applicable statutory provisions that created such a statutory lien.
(iii) Sales. Notwithstanding clauses (i) and (ii) and any provisions of any State law to the contrary, other than such State’s law providing for creation of a statutory lien, an outright sale of loans made under this part shall be effective and perfected automatically upon attachment as defined in the Uniform Commercial Code of such State.
Although the quoted provisions of the Higher Education Act have not been judicially interpreted, we note that current 20 U.S.C. § 1082(m)(1)(E) conflicts with 20 U.S.C. § 1087-2(d)(3), in that the former section requires that security interests in loans made under that part of the Higher Education Act be perfected in the manner in which a security interest in accounts would be perfected under applicable state law (or in the case of an outright sale, upon attachment as defined under applicable state law), while the latter section allows perfection either in such manner or by possession of the promissory note. Although we believe that a court should resolve the conflict in favor of the more recently adopted provision, we express no opinion as to the effect of any security interest in Student Loans perfected by possession under 20 U.S.C. § 1087-2(d)(3). In addition, although the amendments to 20 U.S.C. § 1082(m)(1) do not contain any transition provisions, we express no opinion as to the effect of any security interest in Student Loans perfected prior to the effective date of such amendment by possession of the original or a copy of a master promissory note. A possible effect of the quoted provisions is that a party who has perfected a security interest by possession of a copy of a master promissory note may take priority over the security interest in favor of the Seller, the Conduit Lender and any ELT.
F.
Reports of searches of the UCC record (“Search Reports”) were requested using the names of each of Seller and Funding Note Issuer (each, a “Transferring Party”) listed on an exhibit to the opinion. We have reviewed the Search Reports (each as of the dates set forth therein) and the Search Reports identify no secured party who has filed with the Search Office a financing statement that (a) is effective as of the date of the Search Report, (b) names a Transferring Party as debtor or seller and (c) indicates any Student Loan as collateral that has not been released [EXCLUSION, IF NECESSARY, FOR STUDENT LOANS COVERED BY LIENS BEING RELEASED AND LIENS OF AFFILIATED PRIOR TRANSFERORS].

G.
Pursuant to Sections 9-301 through 9-307 of the New York UCC and Section 9-705(c) of the UCC now in effect in the applicable Transferring Party’s “location” as set forth in paragraph IV.C above, the Search Offices constitute all of the states in which searches must be made of filings naming the applicable Transferring Party as debtor to determine whether a security interest created by the applicable Transferring Party in such Student Loans has been perfected by filing.

V.	Insolvency law matters[3]

[3]
To the extent there have been other transfers of the Student Loans by Affiliated Prior Transferors on or prior to the date of transfer to the Funding Note Issuer, those transfers should be covered by opinions to the effect that the Student Loans would not be property of the bankruptcy estate of any affiliate of the Funding Note Issuer under Section 541(a)(1) of the Bankruptcy Code and the bankruptcy court would not substantively consolidate the assets and liabilities of the Funding Note Issuer with any affiliate of the Funding Note Issuer. In delivering any opinion described in the preceding sentence, counsel may rely on an officer’s certificate as to appropriate factual matters, including the identification of the relevant affiliates and Affiliated Prior Transferors.

Exhibit I-4

A.
Unless Seller is a state agency or charitable organization exempt from being the subject of an involuntary filing under the Bankruptcy Code (and which is otherwise is not transferring its Student Loans to an SPV Funding Note Issuer):

1.
An opinion of counsel to Seller and Funding Note Issuer to the effect that, based on the reasoning and subject to the assumptions, qualifications, exceptions and limitations set forth in the opinion letter, in the event Seller became a debtor in a case under the Bankruptcy Code, it is our opinion that in a properly presented and decided case:

(a)
a court would determine that each transfer of the Student Loans pursuant to the Student Loan Purchase Agreement constitutes a sale of such Student Loans to Funding Note Issuer by Seller, and not a pledge or grant of security interest to secure a loan, and, therefore (assuming no substantive consolidation as addressed in paragraph B, below), (1) the Student Loans would not be property of Seller’s bankruptcy estate under Section 541(a)(1) of the Bankruptcy Code, and (2) Section 362(a) of the Bankruptcy Code would not operate to stay payments by any Servicer of collections on the Student Loans in accordance with the Agreements; and

(b)
the bankruptcy court would not substantively consolidate the assets and liabilities of Funding Note Issuer with those of Seller, the Sponsor, the Master Servicer, the SPV Administrator or any Affiliated Servicer; and

2.	One or more opinions of Delaware counsel to Funding Note Issuer addressing rating agency criteria relating to the use of Delaware limited liability companies as special purpose issuers.[4].
B.
If Funding Note Issuer is a state agency or charitable organization exempt from being the subject of an involuntary filing under the Bankruptcy Code (and is not transferring its Student Loans to an SPV Funding Note Issuer), an opinion to the effect that the Funding Note Issuer qualifies as either a municipality under Section 101(40) of the Bankruptcy Code or a “public-purpose entity” that would not be deemed a moneyed, business[,] or commercial corporation[s]” under Section 303 of the Bankruptcy Code.

[4]
Such opinion may be omitted unless (a) the formation documents of the Funding Note Issuer differ from the form limited liability company agreement provided for Program Funding Note Issuers in any material respect, (b) a change in applicable Delaware law has occurred since the date of the last similar opinion regarding these matters that has been delivered for Program Funding Note Issuers, (c) a similar opinion regarding this matter has not been delivered for any Program Funding Note Issuer in the past six (6) months or (d) any Rating Agency shall request such opinion.

Exhibit I-5

Exhibit J
FORM OF CERTIFICATE OF CONDUIT
ADMINISTRATOR REGARDING TRUST ACCOUNTS

[DATE]
The undersigned, an authorized officer of The Bank of New York Mellon, as Conduit Administrator, hereby certifies in connection with the Funding Note Purchase Agreement, dated as of May 13, 2009, by and among Nelnet Superconduit Funding, LLC, as the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as the Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”), that the following accounts have been established in the name of the Funding Note Issuer:
1.	Account No. [_____], Funding Note Issuer Collection Account.

2.	Account No. [_____ ], Reserve Account.

3.	Account No. [_____ ], DOE Reserve Account.

4.	Account No. [_____ ], Breakage Account.

5.	Account No. [_____ ], Sold Loans Account.
IN WITNESS WHEREOF, I have hereunto subscribed my name as of the date first above written.

The Bank of New York Mellon, as Conduit Administrator

By:

Name:

Title:

Exhibit J-1

Exhibit K
FORM OF
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that                     , a                      (the “Principal”), [as the Funding Note Issuer under that certain Funding Note Purchase Agreement, dated as of May 13 2009, by and among the Principal, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, BMO Capital Markets Corp., as Manager, Nelnet, Inc., as the Sponsor, National Education Loan Network, Inc., as the Master Servicer, Straight-A Funding, LLC, as the Conduit Lender (an “Attorney”), and The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee (an “Attorney”) (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”)] [as the seller under that certain Student Loan Purchase Agreement, dated as of May 13, 2009, by and among the Principal, as seller, and Union Bank and Trust Company, as seller eligible lender trustee, Nelnet Superconduit Funding, LLC, as purchaser, and Zions First National Bank, as purchaser eligible lender trustee] (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Student Loan Purchase Agreement”)]14, has, and hereby affirms that it has, irrevocably made, constituted and appointed, and by these presents does irrevocably make, constitute and appoint, each of [Straight-A Funding, LLC, The Bank of New York Mellon and, with respect to any Financed Student Loans owned by the Department, the Department (an “Attorney” and, together with Straight-A Funding, LLC and The Bank of New York Mellon, the “Attorneys”)] [Straight-A Funding, LLC (an “Attorney”), The Bank of New York Mellon (an “Attorney”) and, with respect to any Financed Student Loans owned by the Department, the Department (an “Attorney” and, together with Straight-A Funding, LLC and The Bank of New York Mellon, the “Attorneys”)] (and their respective designated officers, employees and agents) as the Principal’s true and lawful attorney-in-fact with full irrevocable power and authority in the Principal’s place and stead and at the Principal’s expense and in the Principal’s name or in such Attorney’s own name, from time to time in such Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of the [Funding Note Purchase Agreement] [Student Loan Purchase Agreement] and the other Transaction Documents, and, without limiting the generality of the foregoing, hereby grants to each Attorney the power and right, on its behalf, without notice to or assent by it, to do the following in connection therewith, all as though such Attorney were the absolute owner of the [Pledged Collateral] [Loans and Related Security] for all purposes:

[FIRST:	open mail for the Principal, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due in respect of the Pledged Collateral;

SECOND:	to the extent related to the Pledged Collateral and the transactions contemplated by the Transaction Documents, pay or discharge any taxes, liens or other encumbrances levied or placed on or threatened against the Principal or the Pledged Collateral;

THIRD:	to the extent related to the Pledged Collateral and the transactions contemplated by the Transaction Documents, defend any suit, action or proceeding brought against the Principal if the Principal does not defend such suit, action or proceeding or if such Attorney reasonably believes that it is not pursuing such defense in a manner that will maximize the recovery to such Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as such Attorney may deem appropriate;

FOURTH:	file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by such Attorney for the purpose of collecting any and all such moneys due in respect of the Pledged Collateral to the Principal whenever payable and to enforce any other right in respect of the Pledged Collateral;

FIFTH:	sell, transfer, pledge, make any agreement with respect to, or otherwise deal with or dispose of the Pledged Collateral, and execute all necessary or appropriate bills of sale, assignments, endorsements and other instruments of conveyance or transfer in connection therewith;

SIXTH:	give any necessary receipts or acquittance for amounts collected or received under the Funding Note Purchase Agreement;

[14]
Use the first bracketed alternative throughout the form of this Exhibit K if Power of Attorney is being delivered by the Funding Note Issuer. Use the second bracketed alternative throughout the form of this Exhibit K if Power of Attorney is being delivered by the Seller.

Exhibit K-1

SEVENTH:	send such notification forms as the Attorney deems appropriate to give notice to Borrowers of the Conduit Lender’s interest in the Pledged Collateral;

EIGHTH:	sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document, in each case to the extent permitted under the Funding Note Purchase Agreement;

NINTH:	cause the certified public accountants then engaged by the Principal to prepare and deliver to the Attorney at any time and from time to time, promptly upon Attorney’s request, any reports required to be prepared by or on behalf of the Principal under the Transaction Documents;][15]

TENTH:	individually endorse or cause to be individually endorsed in the name of the Principal any Student Loan (with respect to Student Loans that are not evidenced by electronic Promissory Notes),

ELEVENTH:	evidence the transfer of any Student Loan to the Department;

TWELFTH:	if the original Promissory Note evidencing a Student Loan [pledged under the Funding Note Purchase Agreement] [sold under the Student Loan Purchase Agreement] executed by the Borrower has not been previously delivered to the Attorney, to the extent needed in connection with an enforcement proceeding with respect to such (unless such Student Loan was made on the basis of a copy of the original Promissory Note), cause to be transferred physical possession from the Principal to the Attorney any Promissory Note and related Loan Documents evidencing a Student Loan pledged to the Attorney (or the related Servicer on its behalf) hereunder;

THIRTEENTH:	perform all other acts which the Attorney deems appropriate to protect, preserve and realize upon the Student Loans [pledged under the Funding Note Purchase Agreement] [sold under the Student Loan Purchase Agreement], including, but not limited to, the right to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any Promissory Note, complete blanks in documents, transfer servicing and execute assignments and other instruments on behalf of the Principal as its attorney in fact; and

FOURTEENTH:	do, at the Attorney’s option and the Principal’s expense, at any time or from time to time, all acts and other things that the Attorney reasonably deems necessary to perfect, preserve or realize upon the [Pledged Collateral] [Loans and Related Security] and the security interest of the Conduit Lender thereon (including without limitation the filing of UCC financing statements and continuation statements), all as fully and effectively as the Principal might do.
The Principal hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. This Power of Attorney shall not be affected by the subsequent dissolution or disability of the Principal or its authorized representatives. This Power of Attorney shall be irrevocable during the term of the [Funding Note Purchase Agreement] [Student Loan Purchase Agreement] and coupled with an interest. To induce any third party to act hereunder, the Principal hereby agrees that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that any notice of revocation or termination hereof or other revocation or termination hereof by operation of law shall be ineffective as to such third party. Each capitalized term used but not defined herein has the meaning assigned to such term in the [Funding Note Purchase Agreement] [Student Loan Purchase Agreement].
[Signatures Follow]

[15]
Clauses First through Ninth to be inserted only if Power of Attorney relates to a Funding Note Issuer. If Power of Attorney relates to a Seller, clauses Tenth through Fourteenth shall be re-numbered to be clauses First through Fifth.

Exhibit K-2

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on behalf of the Principal as of [DATE].

By:	Name:
Title:

Exhibit K-3

ACKNOWLEDGMENT

STATE OF [ ]	)
	)	ss
COUNTY OF [ ]	)
This instrument was acknowledged, sworn to and subscribed before me as of the date above written by                                          on behalf of the Principal, as its duly authorized representative.

My commission expires:

Notary Public

Exhibit K-4

Exhibit L
FORM OF NOTICE OF INTENT TO PARTICIPATE
[NOTICE OF INTENT TO PARTICIPATE THROUGH FFELP STUDENT LOAN CONDUIT]
[__________, 200_]
United States Department of Education
Washington, D.C.
By: E-mail: ffel.agreementprocess@ed.gov
The Bank of New York Mellon
as Conduit Administrator
Re: Loan Purchase Commitment Program for Eligible FFELP Student Loans
Ladies and Gentlemen:
The undersigned, a holder of beneficial interests in FFELP student loans, with Union Bank and Trust Company, an eligible lender trustee (together the “Lender”), intends to sell FFELP student loans to Nelnet Superconduit Funding, LLC and Zions First National Bank, as eligible lender trustee (together the “SPV”). The Lender and SPV hereby notify the Department of Education (the “Department”) that they intend to participate in the Loan Purchase Commitment Program authorized under Section 459A of the Higher Education Act of 1965, as amended. The SPV will purchase loans from the Lender with financing from Straight-A Funding, LLC, an asset-backed commercial paper conduit (the “Conduit”). The Conduit will hold a security interest in the loans purchased by the SPV, and holds a Put Agreement with the Department pursuant to the Notice of Terms and Conditions of Purchase of Loans under the Ensuring Continued Access to Student Loans Act of 2008 (“Federal Register Notice”) published in the Federal Register, Vol. 74, pg. 2518, January 15, 2009.
In consideration of the agreement of the Department to purchase eligible loans sold by the Lender to the SPV, the Lender hereby agrees that:
1.
The Lender will continue to originate or acquire FFELP student loans made to students and parents and to participate in the FFELP in accordance with the terms of the Purchase Agreement entered into by the Lender with the SPV.

2.	The Lender warrants to the Conduit and to the Department that each representation the Lender makes regarding a loan it sells to the SPV will be true and correct at the time of sale to the SPV.
3.	The Lender will be bound by the indemnification and recourse provisions included in the Purchase Agreement.
If a Loan was made on the basis of a copy of the original promissory note, the Lender agrees to provide to the Department upon the Department’s request a statement explaining that the particular Loan was made on the basis of that copy of the promissory note and the name of the person or entity in possession of the original promissory note.
By filing this Notice of Intent to Participate Through FFELP Student Loan Conduit (this “Notice”), the SPV accepts the offer of the Department to purchase loans acquired by the SPV from the Lender with financing from the Conduit. The SPV hereby grants to the Conduit and its Conduit Administrator exclusive authority to exercise that right to sell such loans pursuant to the Put Agreement.
The Department will return to the Lender and SPV, via electronic mail (e-mail), receipt and acceptance by the Department of this Notice.
The Department will accept signed copies of this Notice sent as a PDF attachment via the Department’s e-mail address listed below.
The Lender and SPV are aware that they must refer to the Federal Register Notice and to the agreements referred to therein for a complete description of the terms and conditions under which the Department will administer the Loan Purchase Commitment Program with respect to the Conduit. The Lender and SPV also acknowledge that in order to participate in the Loan Purchase Commitment Program through participation in the FFELP Student Loan Conduit, they must execute a Purchase Agreement prescribed by Conduit containing terms specified in the Federal Register Notice.

Exhibit L-1

If the Lender includes a beneficial holder of FFELP student loans, the Lender has included on this form the LID(s) under which this beneficial holder and its ELT operate. If the party filing this notice is an ELT that files this Notice on behalf of its beneficial holders of FFELP student loans, the ELT includes the name and LID of each of those beneficial holders.
This Notice is hereby executed and dated as of the date first listed above.
The Lender asks that the Department please direct all inquiries and correspondence relating to these programs to:

[Lender Name And Lender ID Number]

[ELT Name Or Beneficial Holder Name, If Any, And LIDs]

[Street Address] [City], [State] [Zip] Attention Of: [Name], [Title] By Phone — [XXX-XXX-XXXX] By Fax — [XXX-XXX-XXXX] By E-mail — [email address]

[NAME OF ENTITY]

By:	Name:
Title:

[SPV Name and Name of ELT for SPV] [Street Address] [City], [State] [Zip] Attention Of: [Name], [Title] By Phone — [XXX-XXX-XXXX] By Fax — [XXX-XXX-XXXX] By E-mail — [email address]

[NAME OF ENTITY]

By:	Name:
Title:
The completed, signed, and dated Notice should be sent as a PDF attachment to an e-mail message addressed to ffel.agreementprocess@ed.gov. The e-mail message subject line should read “Submission of Notice of Intent to Participate.”
The completed, signed, and dated Notice should also be sent to the Conduit as facsimile message to (212) 302-8767 and a PDF attachment to an e-mail message addressed to StraightA.issuer@bmo.com. The e-mail message subject line should read “Submission of Notice of Intent to Participate in Conduit.”
For questions concerning the submission and receipt of the email please call (202) 377-4401.

Exhibit L-2

Exhibit M
FORM OF
SERVICING AGREEMENT16
This Servicing Agreement (this “Agreement”, and together with the Supplemental Servicing Agreement incorporated herein, the “Servicing Agreement”) is made by and among Nelnet Superconduit Funding, a Delaware Limited Liability Company (the “Funding Note Issuer”), Zions First National Bank, a National Banking Association, not in its individual capacity but solely as eligible lender trustee for the Funding Note Issuer (the “Eligible Lender Trustee”),]17 [Nelnet Servicing, LLC, as subservicer (“Servicer”),]18 [The Bank of New York Mellon, a New York banking corporation, as Conduit Administrator (the “Conduit Administrator”), Straight-A Funding, LLC, a Delaware limited liability company (the “Conduit Lender”)] and National Education Loan Network, Inc., a Nevada corporation, as master servicer under the Funding Note Purchase Agreement (as defined below) (the “Master Servicer”).
W I T N E S S E T H
WHEREAS, the Master Servicer is a party to the Funding Note Purchase Agreement, dated as of May 13, 2009, by and among the Funding Note Issuer, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee (the “Conduit Administrator”), Straight-A Funding, LLC, as the Conduit Lender (the “Conduit Lender”)]19 the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender,]20 [National Education Loan Network, Inc., as the SPV Administrator (the “SPV Administrator”)], Nelnet, Inc., as the Sponsor, BMO Capital Markets Corp., as the Manager, and the Master Servicer (the “Funding Note Purchase Agreement”); and
WHEREAS, [the Funding Note Issuer and the Master Servicer] [[the Funding Note Issuer,] the Master Servicer and the Servicer] are parties to a servicing agreement dated as of May 13, 200921 (the “Supplemental Servicing Agreement”), a copy of which is attached hereto as Annex A, pursuant to which the Servicer22 has agreed to perform certain servicing duties in respect of the Financed Student Loans;
WHEREAS, [the Funding Note Issuer[, the Eligible Lender Trustee], the Conduit Lender and the Conduit Administrator]23 [the Funding Note Issuer and the Master Servicer]24 desire the Servicer to service the Financed Student Loans [guaranteed by [ ]]25, and the Servicer is willing to service such Financed Student Loans;
NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto hereby agree as follows:
ARTICLE I
SERVICES
1.1 Definitions. Except as otherwise specified herein or as the context may otherwise require, each capitalized term used but not otherwise defined herein has the meaning ascribed thereto in the Funding Note Purchase Agreement.

[16]	If a subcustodian does not otherwise service student loans, a modified Servicing Agreement will be required. The modified form will be available upon request.

[17]	Eligible Lender Trustee, Conduit Administrator and Conduit Lender will not be parties to Servicing Agreements between a Master Servicer and a subservicer.

[18]	Insert for Servicing Agreement appointing a subservicer.

[19]	Insert for Servicing Agreement appointing a subservicer.

[20]	Insert for Servicing Agreement appointing a Master Servicer.

[21]
Insert description of any additional servicing agreement that will govern servicing of the Financed Student Loans. The referenced agreement may be an existing servicing agreement entered into prior to the Funding Note Purchase Agreement or a supplemental servicing agreement entered into in connection with the Funding Note Purchase Agreement. Such agreement may not purport to supersede the terms of this Agreement.

[22]	If Servicing Agreement relates to servicing by the Master Servicer, references to “Servicer” should be globally changed to “Master Servicer”.

[23]	Insert for Servicing Agreement appointing the Master Servicer.

[24]	Insert for Servicing Agreement appointing subservicer.

[25]	Insert if less than all Financed Student Loans will be serviced by the Servicer. Language may be modified as necessary to identify relevant Serviced Loans.

Exhibit M-1

1.2 Loans to be Serviced; Servicing of Student Loans. (aa) The parties hereto agree that the Servicer shall service all Financed Student Loans [which are guaranteed by [ ]]26 (the “Serviced Loans”) in accordance with the Servicing Agreement and the Funding Note Purchase Agreement. The Servicer agrees to service the Serviced Loans in compliance with all requirements of applicable law, including the Higher Education Act and the implementing regulations, the Equal Credit Opportunity Act, Regulation B and other applicable consumer credit law and equal credit opportunity laws, as applicable to any such Serviced Loan. The Servicer represents that it is not under sanctions by the Department.
(b) The Servicer shall deposit all Collections with respect to the Serviced Loans during any Settlement Period [to the Funding Note Issuer Collection Account]27 [in accordance with the instructions of the Master Servicer]28 by no later than the [second (2nd) Business Day following identification thereof][the second (2nd) Business Day preceding the Settlement Date following the end of such Settlement Period; provided that the Servicer shall transmit directly to the Funding Note Issuer Collection Account any Collections with respect to Serviced Loans selected for sale in connection with the exercise by the Conduit Lender of remedies pursuant to Section 1.03(c) of the Funding Note Purchase Agreement or, following an Event of Default, any Collections on all Serviced Loans within two (2) Business Days of identification of the related Student Loan.]29 Within two (2) Business Days of receipt of Collections, the Servicer will identify such Collections to the related Student Loan.
1.3 Third-Party Beneficiaries. It is understood and agreed by the parties hereto that the Department and the Affected Parties are intended third-party beneficiaries of the Servicing Agreement and are entitled to enforce the obligations of the Servicer under the Servicing Agreement as if they were parties hereto. Each of the Conduit Lender and the Department (upon the purchase of any Serviced Loan by the Department) are entitled to instruct the Servicer and exercise remedies with respect to the Serviced Loans. Following the occurrence of a Department Put Event with respect to any Serviced Loan, the Department shall have the right to direct the Servicer to deconvert such Serviced Loan and to deliver all related Loan Documents and requested servicing records to the designee of the Department.
1.4 Sale of a Loan to the Department.
(a) Upon the occurrence of a Department Put Event with respect to any Serviced Loan, the Servicing Agreement shall automatically terminate with respect to such Serviced Loan upon the relevant Department Put Date for such Serviced Loan unless the Department otherwise notifies the Servicer as soon as reasonably practicable but not less than five (5) Business Days prior to the related Department Put Date. The Servicer shall not be entitled to receive from the Department or, except as provided in clause (d) of this Section 1.4, any other Person any de-boarding, deconversion or related costs, penalties or fees in connection with the termination of the Servicing Agreement or the deconversion of any Serviced Loan (collectively, “Deconversion Costs”). Upon the occurrence of any Department Put Event, upon request of the Conduit Lender or the Conduit Administrator, the Servicer shall notify the Conduit Lender of any Excluded Borrower Benefits that are payable, or potentially payable, with respect to each Serviced Loan to be sold to the Department. Servicing of any such Serviced Loan shall be transferred in accordance with industry standards related to the prudent servicing of FFELP student loans and as instructed by the Department.
(b) After any termination as described in clause (a) above, the Servicer acknowledges that the Department shall have all rights to service the related Financed Student Loans previously serviced under the Servicing Agreement.
(c) If so requested by the Department or the Funding Note Issuer, the Servicer agrees to deliver the servicing and all related servicing files and records with respect to the transferred Serviced Loans to the designee specified by the Department in accordance with the servicing transfer provisions provided by the Department to the Servicer; provided, however, the Servicer and its designees may retain copies (in electronic or paper medium) of the servicing files related to the originator and servicing of the Serviced Loans sold to the Department.
(d) The [Funding Note Issuer] [[and the] Master Servicer] may agree pursuant to the Supplemental Servicing Agreement to pay any Deconversion Costs; however, the Servicer acknowledges and agrees that (i) payment of any such Deconversion Costs shall in no event constitute a condition to termination of the Servicing Agreement with respect to a Serviced Loan upon the occurrence of a Department Put Event with respect to such Serviced Loan, deconversion of such Serviced Loan or the transfer of servicing and related servicing files and records to the Department as required by this Agreement and (ii) failure to pay any such Deconversion Costs shall not constitute a defense to full and timely performance by the Servicer of all obligations and duties of the Servicer pursuant to the Servicing Agreement. No Deconversion Costs shall be payable by the Funding Note Issuer except to the extent the Funding Note Issuer has Available Funds for such purpose on any Settlement Date in accordance with Section 1.05(c)(viii) of the Funding Note Purchase Agreement.

[26]	Insert if less than all Financed Student Loans will be serviced by the Servicer. Language may be modified as necessary to identify relevant Serviced Loans.

[27]	Insert bracketed text if monthly deposits are not permitted pursuant to Section 1.05(a) of the Funding Note Purchase Agreement.

[28]	Use bracketed text if Affiliated Servicer is permitted to make monthly deposits to the Funding Note Issuer Collection Account pursuant to Section 1.05(a) of the Funding Note Purchase Agreement.

[29]	Use bracketed text if Affiliated Servicer is permitted to make monthly deposits to the Funding Note Issuer Collection Account pursuant to Section 1.05(a) of the Funding Note Purchase Agreement.

Exhibit M-2

1.5 Cooperation With Inspections. The Servicer shall allow the Department, the Conduit Administrator and their representatives to schedule and conduct, during normal business hours and upon reasonable prior notice, a due diligence review and/or audit of the Servicer’s operations in respect of the servicing of all Serviced Loans and the related settlement reports, at the expense of the Servicer. The Servicer agrees to provide the Funding Note Issuer and the Department with any audit reports or other annual compliance/operational audits performed on the Servicer relating to the servicing of Serviced Loans.
1.6 Reporting Requirements.
(a) The Servicer shall provide notice in the form attached as Exhibit D (the “Notice of Delinquency”) to the Funding Note Issuer, the Conduit Administrator and the Manager of any Serviced Loan as to which any payment, or portion thereof, is more than 210 days past due from the original due date thereof (each, a “Delinquent Loan”) by no later than 2:00 p.m. on the Business Day following the date on which such Serviced Loan first became a Delinquent Loan. On any date following delivery of the Notice of Delinquency with respect to any Delinquent Loan and prior to the sale of such Delinquent Loan to the Department, the Servicer shall provide notice to the Funding Note Issuer, the Conduit Administrator and the Manager of any change in the Principal Balance or delinquency status of such Serviced Loan.
(b) The Servicer shall provide to the Funding Note Issuer, the Manager and the Conduit Administrator, a Loan Put Schedule with respect to Serviced Loans selected for sale in connection with the exercise by the Conduit Lender of remedies pursuant to Section 1.03(c) or Section 6.03 of the Funding Note Purchase Agreement, by no later than:
(i) with respect to a sale arising from a Department Put Event pursuant to clause (i) of the definition of “Department Put Event,” (x) two (2) Business Days after receiving notice from the Funding Note Issuer of the occurrence of such Department Put Event and (y) if the Servicer shall not have received notice from the Funding Note Issuer or the Manager that all the Serviced Loans listed on the Loan Put Schedule delivered pursuant to clause (x) of this subsection (i) have been sold pursuant to Section 1.03(c)(i) of the Funding Note Purchase Agreement by the tenth (10th) day following receipt of the notice described in clause (x) of this subsection (i), the tenth (10th) day following receipt of the notice described in clause (x) of this subsection (i);
(ii) with respect to a sale arising from a Liquidity Advance, (x) two (2) Business Days after receiving notice from the Funding Note Issuer of the occurrence of such Liquidity Advance and (y) if the Servicer shall not have received notice from the Funding Note Issuer or the Manager that all the Serviced Loans listed on the Loan Put Schedule delivered pursuant to clause (x) of this subsection (ii) have been sold pursuant to Section 1.03(c)(ii) of the Funding Note Purchase Agreement by the fifteenth (15th) day following receipt of the notice described in clause (x) of this subsection (ii), the fifteenth (15th) day following receipt of the notice described in clause (x) of this subsection (ii);
(iii) with respect to a sale arising from the occurrence of a FFELP Commitment Default, (x) two (2) Business Days after receiving notice from the Funding Note Issuer of the occurrence of such FFELP Commitment Default and (y) if the Servicer shall not have received notice from the Funding Note Issuer or the Manager that all the Serviced Loans listed on the Loan Put Schedule delivered pursuant to clause (x) of this subsection (iii) have been sold pursuant to Section 1.03(c)(iii) of the Funding Note Purchase Agreement by the fifteenth (15th) day following receipt of the notice described in clause (x) of this subsection (iii), the fifteenth (15th) day following receipt of the notice described in clause (x) of this subsection (iii);
(iv) with respect to the sale of any Delinquent Loan, the forty-fifth (45th) day following the delivery of the Notice of Delinquency with respect to such Delinquent Loan; and
(v) with respect to a sale arising from the occurrence of an Event of Default, (x) two (2) Business Days after receiving notice from the Funding Note Issuer or the Conduit Administrator of the occurrence of such Event of Default and (y) if the Servicer shall not have received notice from the Manager that all the Serviced Loans listed on the Loan Put Schedule delivered pursuant to clause (x) of this subsection (v) have been sold pursuant to Section 6.02(b) of the Funding Note Purchase Agreement by the fifteenth (15th) day following receipt of the notice described in clause (x) of this subsection (v), the fifteenth (15th) day following receipt of the notice described in clause (x) of this subsection (v).
(c) By no later than 12 noon on the tenth (10th) Business Day of each month, the Servicer (i) will provide to the Conduit Administrator, a report in substantially the form of Exhibit A hereto with respect to the servicing of the Serviced Loans during the preceding month, and (ii) shall report to the Conduit Administrator (x) the Estimated Excess Accrual for the preceding calendar month based on the interest accrued during such calendar month on the Serviced Loans subject to Special Allowance Payments and the Special Allowance Payment support levels applicable to such Serviced Loans under the Higher Education Act and (y) Negative Special Allowance Payments required to be made to the Department on or prior to the fifth (5th) day of the following month.

Exhibit M-3

(d) The Servicer shall be required to deliver to the Department, the Conduit Administrator and the Manager an annual statement of compliance in the form attached as Exhibit B hereto no later than April 15th of each year, together with an agreed upon procedures letter prepared in accordance with the guidelines published by the Department from time to time, provided by a public accounting firm approved by the Manager covering compliance with certain servicing criteria as specified in the guidelines published by the Department from time to time.
(e) The Servicer will provide to the Department and the Conduit Administrator all requested reports, data and information in respect of the Serviced Loans, including, but not limited to standard reporting packages containing information on the Serviced Loans sorted by schools, delinquencies and other features identified by the Department.
(f) The Servicer shall put in place such suitable file transfer protocol in accordance with customary servicing reporting standards as may be requested by the Conduit Administrator in respect of any report, information or data to be provided by the Servicer to the Conduit Administrator in respect of the Serviced Loans.
(g) By no later than 12 noon on the second (2nd) Business Day following each Grant Date, the Servicer will provide to the Conduit Administrator and the Manager, using reasonable assumptions, a reasonable estimate of the weighted average remaining term to maturity, at the time of such report, of the Serviced Loans.
1.7 Duties as Subcustodian. Pursuant to the Funding Note Purchase Agreement, the Conduit Administrator has agreed to hold all Promissory Notes and related Loan Documents with respect to each Serviced Loan as bailee and agent for the Conduit Lender, and upon sale of any Serviced Loan to the Department, to hold the related Serviced Loan as bailee and agent for the Department. [The Conduit Administrator hereby revocably appoints the Master Servicer, and the Master Servicer hereby accepts and acknowledges such appointment, to act for the benefit of the Conduit Lender as Subcustodian in respect of the Serviced Loans in accordance with the Funding Note Purchase Agreement.]30 [The Conduit Administrator has revocably appointed the Master Servicer, and the Master Servicer has agreed to act for the benefit of the Conduit Lender as Subcustodian in respect of the Serviced Loans in accordance with the Funding Note Purchase Agreement. The Master Servicer further hereby revocably appoints the Servicer, and the Servicer hereby accepts and acknowledges such appointment, to act for the benefit of the Conduit Lender as Subcustodian in respect of the Serviced Loans in accordance with the Funding Note Purchase Agreement.]31 The Servicer as Subcustodian will maintain accurate and complete accounts, records and computer systems pertaining to each Serviced Loan, including any electronic records evidencing the Promissory Notes, as will enable the Conduit Administrator to comply with the Funding Note Purchase Agreement. In performing its duties as Subcustodian, the Servicer shall comply in all material respects with all applicable federal and state laws, including the Higher Education Act and any applicable e-sign laws, with respect thereto. Promptly upon request by the Conduit Administrator, the Servicer will deliver to the Conduit Administrator a certification in the form attached as Exhibit C that the Servicer, as Subcustodian, is in possession of all applicable Loan Documents relating to the Serviced Loans.
1.8 Appointment of Subservicer. The Servicer may not appoint any subservicer to perform all or any portion of its obligations as the Servicer hereunder unless such subservicer shall have entered into a Servicing Agreement (as defined in the Funding Note Purchase Agreement).
1.9 Supplemental Servicing Agreement. The Supplemental Servicing Agreement is hereby incorporated into the Servicing Agreement in its entirety as if all provisions set forth therein were directly included herein; provided that if any provision, term or condition of the Supplemental Servicing Agreement conflicts with anything set forth in this Agreement, the provisions contained herein shall exclusively govern. [The Master Servicer shall enforce compliance by the Servicer with all indemnities, representations, warranties, covenants and repurchase obligations in the Servicing Agreement. The Master Servicer and Servicer agree that such indemnities, representations, warranties, covenants and repurchase obligations shall be for the benefit of the Funding Note Issuer and all Affected Parties and may be directly enforced by the Funding Note Issuer and the Affected Parties.]32 [The Servicer hereby represents and warrants that the Supplemental Servicing Agreement contains customary terms and conditions including representations, warranties, covenants and events of default that reflect a negotiated arms-length transaction].33
1.10 Non-Petition. The Servicer will not, at any time, institute against [the Funding Note Issuer or] the Conduit Lender, or join in any institution against [the Funding Note Issuer or] the Conduit Lender of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any federal or state bankruptcy law in connection with any obligations relating to the Servicing Agreement.

[30]	Use bracketed text if Servicing Agreement is for the Master Servicer.

[31]	Use bracketed text if Servicing Agreement is between Master Servicer and a subservicer.

[32]	Use bracketed text if Servicing Agreement is between Master Servicer and a subservicer.

[33]	Representation must be included if the Supplemental Servicing Agreement has not been approved by the Department.

Exhibit M-4

1.11 Servicing Fees. Fees payable by the Funding Note Issuer to the Servicer shall be payable out of Available Funds to the extent available for such purpose in the order of priority specified in the Funding Note Purchase Agreement. [To the extent not paid as described in the preceding sentence, the Master Servicer shall be responsible for paying all fees, expenses and Deconversion Costs agreed to be paid by the Master Servicer as and to the extent set forth in the Supplemental Servicing Agreement and in no event shall the Funding Note Issuer or any Affected Party be liable to the Servicer for payment of any fees, expenses, Deconversion Costs or any other amounts owing from the Master Servicer to the Servicer under the Servicing Agreement.]34
1.12 [Indemnity; ]Repurchase Obligations.
(a) [To the fullest extent permitted by applicable law, the Servicer hereby agrees to indemnify the Funding Note Issuer, the Master Servicer and each Indemnified Party from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements awarded against or incurred by any of the Funding Note Issuer, the Master Servicer and the Indemnified Parties arising out of or relating to the following items described in clauses (i) through (v), but excluding, however (A) any indemnified amounts to the extent determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Funding Note Issuer, the Master Servicer or the Indemnified Party seeking indemnification and (B) except as provided in the Servicing Agreement, any recourse for defaulted Student Loans or Delinquent Student Loans or losses attributable to changes in the market value of the Serviced Loans, including, without limitation, because of changes in market interest rates or in rate of prepayment (the foregoing, being collectively referred to as “Servicer Indemnified Amounts”):
(i) the inaccuracy of any representation or warranty by the Servicer or any untrue, inaccurate, incomplete or misleading statement by the Servicer in the Servicing Agreement, any other Transaction Document or any certificate, report, information or other document delivered pursuant thereto or in connection therewith;
(ii) any failure by the Servicer to deliver any information, report, certification, accountants’ letter or other material when and as required under the Servicing Agreement, any other Transaction Document or any other failure by the Servicer to perform, or any negligence or willful misconduct in the performance by the Servicer of, any of its obligations in the Servicing Agreement or any other Transaction Document;
(iii) any actual or alleged violations of law, breach of contract or tort by the Servicer occurring, directly or indirectly, in connection with the performance of its duties under the Servicing Agreement or any other Transaction Document to which it is a party;
(iv) the unavailability or destruction of any documents relating to the Serviced Loans included in the definition of Loan Documents; and
(v) any breach by the Servicer of its obligations under the Servicing Agreement that causes the Department to refuse to honor its obligation under the Department Put Agreement to purchase Financed Student Loans from the Conduit Administrator.] 35
(b) If the Servicer fails to comply with its obligations hereunder, including without limitation, Sections 1.6(a) and (b), and as a result of such failure, the Department refuses to purchase a Student Loan in accordance with the Department Put Agreement, the Servicer shall be required to repurchase the related Student Loan from the Funding Note Issuer at the price that would have been received by the Funding Note Issuer if the Department had accepted such Student Loan for purchase.
(c) Any [Servicer Indemnified Amounts and] repurchase amounts payable pursuant to this Section 1.12 shall be paid by the Servicer to the Funding Note Issuer, the Master Servicer or the related Indemnified Party, as applicable, on or before the thirtieth (30th) day following the date of demand therefor accompanied by reasonable supporting documentation with respect to such amounts.
ARTICLE II
MISCELLANEOUS
2.1 Notices. Any written notice required or permitted to be given to the parties hereunder shall be given in accordance with the delivery instructions contained in the Funding Note Purchase Agreement [or, with respect to the Servicer, in the Supplemental Servicing Agreement].

[34]	Use bracketed text if Servicing Agreement is between Master Servicer and a subservicer.

[35]	Use bracketed text if Servicing Agreement is between Master Servicer and a subservicer. To be “[Reserved]” if Servicing Agreement is between Funding Note Issuer and Master Servicer.

Exhibit M-5

2.2 Waiver. No term or provision hereof will be deemed waived, and no variation of terms or provisions hereof shall be deemed consented to, unless such waiver or consent shall be in writing and signed by the party against whom such waiver or consent is sought to be enforced. Any delay, waiver or omission by the Servicer[,] [or] the Funding Note Issuer [or the Master Servicer]36 to exercise any right or power arising from any breach or default of the other party in any of the terms, provisions or covenants of this Agreement shall not be construed to be a waiver by the Servicer[,] [or] the Funding Note Issuer [or the Master Servicer] of any subsequent breach or default of the same or other terms, provisions or covenants on the part of the other party.
2.3 Successors. Subject to the restrictions on assignment contained herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
2.4 Governing Law. [Governing law provision will match the governing law provision of the applicable Supplemental Servicing Agreement.]
2.5 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.
2.6 Section Title. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.
2.7 Entire Agreement. The Servicing Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof. [The Master Servicer has not entered into any agreement with any party regarding the servicing of the Serviced Loans that does not constitute a Servicing Agreement (as defined in the Funding Note Purchase Agreement), a copy of which has been delivered to the Conduit Administrator and the Department.]37
2.8 Modification. This Agreement may not be amended or modified except in a written document signed by the parties hereto; provided that (i) no amendment to this Agreement shall be effective without the prior written consent of the Department; provided that, with not less than ten (10) Business Days’ prior written notice to the Department, the parties hereto may enter into any such amendment, subject to the provisions in this Section 2.8, that does not have an adverse effect on the Department and (ii) no amendment to this Agreement shall be effective unless each Rating Agency shall have been provided with at least ten (10) days notice and [neither] [S&P] [nor] [Moody’s]38 shall [not] have notified the Manager or the Funding Note Issuer that such amendment would result in a reduction, qualification or withdrawal of the then-current rating of the Funding Note.
2.9 Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
2.10 [Limitation of Liability. Notwithstanding anything contained herein to the contrary, this Agreement has been signed by [[ ], not in its individual capacity but solely in its capacity as eligible lender trustee for the Funding Note Issuer, and in no event shall [ ], in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations under this Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Funding Note Issuer.]39

[36]	Insert for servicing agreement appointing Master Servicer.

[37]	Insert for servicing agreement appointing Master Servicer.

[38]	May be modified to delete reference to any rating agency that is not a “Rating Agency” for the Funding Note.

[39]	Use bracketed text if Servicing Agreement is for the Master Servicer.

Exhibit M-6

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the  _____  day of , 20_____.

[_____________], as Funding Note Issuer

By:

Title:

[[_____________], as Servicer

By:

Title:	][40]

[_____________], as Master Servicer

By:

Title:

[[[_____________], as Eligible Lender Trustee

By:
]
Title:	]

The Bank of New York Mellon, as Conduit Administrator

By:

Title:

Straight-A Funding , LLC, as Conduit Lender

By: BMO Capital Markets Corp., not in its individual capacity but solely in its capacity as Manager

By:

Title:	][41]

[40]	Insert for Servicing Agreement appointing Subservicer.

[41]	Insert for Servicing Agreement appointing the Master Servicer.

Exhibit M-7

EXHIBIT A
FORM OF MONTHLY SERVICER REPORT
[FUNDING NOTE ISSUER]
Monthly Report
Monthly Report for the Month ending [_____], 20[_____]
I. Specific Loan Level Information. The [Master] Servicer shall provide the information requested in Schedule I attached hereto in an electronic format, which such Schedule I shall be incorporated in this Monthly Servicer Report.
II. Accrued Department Payments. The [Master] Servicer shall provide the information requested in Schedule II attached hereto in an electronic format, which such Schedule II shall be incorporated in this Monthly Servicer Report.
III. Detail of Monthly Servicing Fees.42
[IV. Monthly Remittance Condition. The Master Servicer [satisfies] [does not satisfy] the Monthly Remittance Condition.]43
The undersigned hereby represents and warrants that the foregoing is accurate accounting in accordance with the Servicing Agreement dated as of [_____], 20[_____] and that all representations and warranties are restated and reaffirmed.

[SERVICER]

Signature:

Name:

Title:

[42]	Servicer to provide information as to the calculation of the Monthly Servicing Fee.

[43]	Bracketed text to be included in Monthly Reports for Master Servicers.

Exhibit M-8

SCHEDULE I
Pipe delimited file
Header Record

Field	Field Name	Data Type	Detail
0	RecordTypeIndicator	X(001)	Yes; H = Header Record
1	BatchID	9(003)	Yes; Unique to each transmission. The first batch would be 001.
2	CustodianIDNumber(LID/RID)	X(008)	Yes
3	ServicerID (LID/RID)	X(008)	Yes
4	PCFundingRequest	9(08).99	Fill with 0
5	CashCollections	9(012).99	Yes, even if zero. Example: $1,233.55 would be submitted as 000000001233.55
6	FileCreationDate	9(008)	Yes; CCYYMMDD
7	RecordCount	9(007)	Yes
Loan Level Detailed Record

Field	Field Name	Data Type	Detail
0	RecordTypeIndicator	X(001)	Yes; L = Loan Level Detail
1	LoanNumber	X(019)	Yes
2	DataFlag	X(001)	Yes; See Table (1)
3	SSN	9(009)	Yes
4	BirthDate	9(008)	Yes; CCYYMMDD [Must be 8 digits]
5	LastName	X(035)	Yes
6	FirstName	X(020)	Yes
7	PLUS/AlternativeSSN	9(009)	Yes, if this is a PLUS loan. Otherwise fill with zeroes.
8	PLUS/AlternativeBirthDate	9(008)	Yes, if this is a PLUS loan (CCYYMMDD), otherwise, fill with zeroes.
9	PLUS/AlternativeStudentLastName	X(035)	Yes, if this is a PLUS loan. Otherwise leave blank.
10	PLUS/AlternativeStudentFirstName	X(020)	Yes, if this is a PLUS loan. Otherwise leave blank.
11	SchoolID	9(008)	Yes
12	GuarantyAgencyCode	9(003)	Yes
13	GuarantyDate	9(008)	Yes; CCYYMMDD [Must be 8 digits]
14	TotalNumberOfScheduledDisbursements	9(002)	Yes
15	FirstDisbursementDate	9(008)	Yes; CCYYMMDD [Must be 8 digits]
16	MostRecentDisbursementDate	9(008)	Yes; CCYYMMDD [Must be 8 digits]
17	DisbursementNumber	9(002)	Yes, if requesting funding with this submission.
18	DisbursementAmount	9(05).99	Yes, if requesting funding with this submission. Maximum amount is 99999.99 (Field length of 8)
19	AnticipatedFinalDisbursementDate	9(008)	Yes; CCYYMMDD [Must be 8 digits]
20	LoanType	X(002)	Yes; See Table (2)
21	OriginalLenderID(LID/RID)	X(008)	Yes
22	SponsorID(LID/RID)	X(008)	Yes
23	OriginalLoanAmount	9(012).99	Yes
24	ActualInterestRate	9(001).99999	Yes; Example: 6.8% should be submitted as 0.06800
25	OutstandingPrincipalBalance	9(012).99	Yes
26	OutstandingInterestBalance	9(012).99	Yes
27	LoanPeriodBeginDate	9(008)	Yes; CCYYMMDD
28	LoanStatus	X(002)	School, Grace, Deferment, Repayment, Forbearance, Claim Pending, Claim Rejected

Exhibit M-9

Field	Field Name	Data Type	Detail
29	ReductionAmountSchool	9(012).99	Yes. Report cash collections for reductions as a positive number. Only reversals should be reported as a negative number.
30	ReductionReasonCodeSchool	X(002)	Yes, if the Participation Certificate balance has been reduced for this loan. See Table (3)
31	GuarantyAgencyClaims	9(012).99	Yes, if there are GA claims. Report cash collections for claims as a positive number. Only reversals should be submitted as a negative number.
32	ReductionReasonCodeGA	X(002)	Yes, if the Participation Certificate balance has been reduced for this loan. See Table (4)
33	DateLoanRemovedFromPC	9(008)	Yes, if the loan has or is being removed from the corpus of the Participation Certificate. CCYYMMDD
34	LoanProceeds	9(012).99	Yes, if funds are being returned. Report cash collections for proceeds as a positive number. Only reversals should be submitted as a negative number.
35	LoanPutToDepartment	9(012).99	Yes, if loans are sold to the Department under the Put Option. Report Put amount as a positive number. Only reversals should be submitted as a negative number.
36	BorrowerPrincipalCollection	9(012).99	Yes, if the borrower has made principal payments. Report collection amount as a positive number. Only reversals should be submitted as a negative number.
37	BorrowerInterestCollection	9(012).99	Yes, if the borrower has made interest payments. Report collection amount as a positive number. Only reversals should be submitted as a negative number.
38	OtherCash	9(012).99	Yes, if there are adjustments. Provide a brief explanation in Field 43.
39	Lienholder	X(001)	Yes. See Table (5)
40	OtherCashExplanation	X(015)	If amount reported in Field #41, provide a brief explanation here.
41	Accrued Interest to be Capitalized	9(012).99	Unsubsidized Interest Accrued to be capitalized into principal in the future
42	Repayment Status	X(020)	School, Grace, Deferment, Repayment, Forbearance, Claim Pending, Claim Rejected
43	Day of Delinquency	9(003)	# of days past the loan’s due date
44	Put Agreement Ineligible Borrower Benefit Flag	X(001)	Y/N; Return Y if the benefit doesn’t conform to the definition of Eligible Borrower Benefit on the Grant Date
45	ACH Reduction Benefit Code	9(004)	Benefit code that would be used in a conversion file for a put
46	Benefit % reduction for ACH	9(001).99	interest reduction % of the benefit
47	Borrower Benefit Eligibility Flag	X(001)	Y If the borrower is still eligible for benefits — if they have gone delinquent for example and have lost the ability to receive the ACH benefit return 0, if they are eligible for the benefit but have not had enough payments to receive the benefit yet, return Y.
48	Max Cash Back Benefit Payable	9(005).99	Maximum $ amount that would be due to borrower in the future for a cash back benefit. If amount was paid to borrower already, display 0. This field will be used to calculate the monthly Excluded Benefit Account Requirement and release for the waterfall
49	FNI Indicator	X(008)	text or number that uniquely identifies an SPV on the loan servicing system
50	Remaining Months to Maturity	9(003)	# of months from month end date through loan maturity date
51	Put Price	9(003)	97% or 100% based on the Put Price definition
52	# of days to Day 210 Delinquent	9(003)	count the # of days until 210 days past due from the month end date
53	School Type	X(009)	Four Year, Two Year, Proprietary/Vocational, Other

Exhibit M-10

For Field 2 — Loan Level Detail
Table (1)

Data Flag	Code
New Loan	N
Updated Loan: New or additional information from prior Loan Schedule submission (e.g., increases in accrued interest, changes to borrower information (such as name change) or change in terms (such as reallocation between subsidized and unsubsidized))
U
No change to this loan for this report	I
For Field 20 — Loan Level Detail
Table (2)

Loan Type	Code
FFEL Stafford Subsidized Loan	SF
FFEL Stafford Unsubsidized Loan	SU
PLUS Loan — Parent	PL
PLUS Loan — Graduate/Professional	GB
For Field 30 — Loan Level Detail
Table (3)

Reduction Reason Code School	Code
Cancellation	CA
School Refund	RF

Exhibit M-11

For Field 32 — Loan Level Detail
Table (4)

Reduction Reason Code GA	Code
GA Claim for Bankruptcy	BK
GA Claim for Closed School/False Certification	FC
GA Claim for Death	DE
GA Claim for Disability	DI
GA Claim for Discharged or Forgiven	DH
GA Claim for Unpaid Refund	UR
Guaranty Fee Reimbursement	GF
For Field 39 — Loan Level Detail
Table (5)

Lienholder	Code
If the Eligible Loan is subject to a lien due to financing	Y
If the Eligible Loan is not subject to a lien	N
For Field 53 — Loan Level Detail
Table (6)

School Type	Code
Four Year	4Y
2Y Year	2N
Proprietary	PP
Vocational	VC
Other	OT

Exhibit M-12

SCHEDULE II

Field	Field Name	Data Type	Detail
1	CustodianIDNumber(LID/RID) (FNI)	X(008)	Yes

2	ServicerID (LID/RID) — (Servicer)	X(008)	Yes

3	Accrued DOE Interest Subsidy Payment	9(012).99	Accrued interest benefit due from the DOE

4	Accrued positive DOE Special Allowance	9(012).99	If (CP index + applicable SAP margin) > Borrower Rate, then (CP index + Applicable SAP margin ) x Avg Principal Balance. If < borrower rate, then 0.

5	Accrued DOE Excess Interest	9(012).99	(Borrower Rate — (CP + Applicable SAP margin)) x Avg Principal Balance if value is positive, if negative display 0.

Exhibit M-13

EXHIBIT B
FORM OF ANNUAL STATEMENT OF COMPLIANCE
[FUNDING NOTE ISSUER]
[DATE]
United States Department of Education
400 Maryland Ave, SW
UCP, Room 111G3
Washington, DC 20202-5402
The Bank of New York Mellon, as Conduit Administrator
101 Barclay Street, 4E
New York, NY 10286
BMO Capital Markets Corp., as Manager
115 S. LaSalle St.
Chicago, IL 60603
Attention: Bart Steenbergen
StraightA.funding@bmo.com
Attn: Annual Statement of Compliance_[Funding Note Issuer][_Seller]
The undersigned, a duly authorized officer of [                                        ], as [master]44 servicer (in such capacity, the “[Master] Servicer”) under the Servicing Agreement, dated as of [                    ], [                    ] (as amended and supplemented, or otherwise modified and in effect from time to time, the “Servicing Agreement”), by and among [                    ], as Funding Note Issuer, [[                    ], as Eligible Lender Trustee,] The Bank of New York Mellon, as Conduit Administrator, Straight-A Funding, LLC, as Conduit Lender, and the Master Servicer]45 [the Servicer and [                    ], as Master Servicer]46 does hereby certify that:
1.
A review of the activities of the [Master] Servicer as they relate to the Servicing Agreement, and of the [Master] Servicer’s performance under the Servicing Agreement, for the period from [                    ] through [                    ][47]has been made under my supervision.

2.
To the best of my knowledge, based on such review, the [Master] Servicer has fulfilled all of its obligations in all material respects under the Servicing Agreement throughout the period from [                    ] through [                    ][48].

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on behalf of the [Master] Servicer as of the day and year first written above.

[MASTER] SERVICER, as [Master] Servicer

By:

Name:

Title:

[44]	Use Master Servicer configuration throughout if Servicing Agreement is for Master Servicer.

[45]	Use bracketed text if Servicing Agreement is for Master Servicer.

[46]	Use bracketed text if Servicing Agreement is not for Master Servicer.

[47]	This date should be the end of the fiscal year for the servicer.

[48]	This date should be the end of the fiscal year for the servicer.

Exhibit M-14

EXHIBIT C
FORM OF SERVICER CERTIFICATION

TO:	The Bank of New York Mellon, as Conduit Administrator

FROM:	[ ], as Servicer

[DATE]
Reference is made to that certain Servicing Agreement, dated as of [DATE], by and among [                    ], as Funding Note Issuer, [[                    ], as Eligible Lender Trustee,] The Bank of New York Mellon, as Conduit Administrator, Straight-A Funding, LLC, as Conduit Lender, and [                    ], as the Master Servicer]49 [[                    ], as the Servicer, and [                    ], as the Master Servicer]50 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Servicing Agreement”) a copy of which is attached hereto.
Pursuant to Section 1.7 of the Servicing Agreement, the undersigned, being an Authorized Officer of the Servicer, does hereby certify on behalf of the Servicer that it, as Subcustodian, is in possession of the applicable Loan Documents relating to the Serviced Loans.
The Servicer hereby agrees to comply with its duties as Subcustodian in accordance with Section 1.7 of the Servicing Agreement. The Servicer hereby represents to the Conduit Administrator that all information or reports delivered to be delivered to the Conduit Administrator pursuant to the Servicing Agreement in respect to the Serviced Loans shall be true, complete and correct in all respects.
Each capitalized term used but not defined herein has the meaning assigned to such term in the Servicing Agreement.
[Signature Follows]

[49]	Use bracketed text if Servicing Agreement is for Master Servicer.

[50]	Use bracketed text if Servicing Agreement is not for Master Servicer.

Exhibit M-15

IN WITNESS WHEREOF, the Servicer has caused this Servicer Certification to be executed by its officer thereunto duly authorized, as of the date first written above.
[Servicer],
as the Servicer

By:

Name:
Title:

Exhibit M-16

EXHIBIT D
FORM OF NOTICE OF DELINQUENCY
The Bank of New York Mellon, as Conduit Administrator
101 Barclay Street, 4E
New York, NY 1028651
[DATE]
Reference is made to that certain Servicing Agreement, dated as of [DATE], by and among [                    ], as Funding Note Issuer, [[                    ], as Eligible Lender Trustee,] The Bank of New York Mellon, as Conduit Administrator, Straight-A Funding, LLC, as Conduit Lender, and [                    ], as the Master Servicer]52 [[                    ], as the Servicer, and [                    ], as the Master Servicer]53 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Servicing Agreement”) a copy of which is attached hereto.
Pursuant to Section 1.6 of the Servicing Agreement, the undersigned, being an Authorized Officer of the Servicer, does hereby certify on behalf of the Servicer that [a] Serviced Loan[s] listed on Schedule I54 attached hereto became [a] Delinquent Student Loan[s] on [DATE]:
Each capitalized term used but not defined herein has the meaning assigned to such term in the Servicing Agreement.
[Signature Follows]

[51]	Notice of Delinquency may be delivered to the Conduit Administrator via posting to a secured website to be established and maintained by the Conduit Administrator.

[52]	Use bracketed text if Servicing Agreement is for Master Servicer.

[53]	Use bracketed text if Servicing Agreement is not for Master Servicer.

[54]
Schedule I shall be an electronic file and shall include, for each relevant Student Loan, the borrower name, loan identification number, principal balance outstanding, accrued interest outstanding, loan type and other additional information required by the Department in relation to the Department Put Agreement.

Exhibit M-17

IN WITNESS WHEREOF, the Servicer has caused this Notice of Delinquency to be executed by its officer thereunto duly authorized, as of the date first written above.
[Servicer],
as the Servicer

By:

Name:
Title:

Exhibit M-18

Schedule I
Pipe delimited file

Data
Field	Field Name	Type	Detail
1	FNI IDNumber(LID/RID)	X(008)	Yes

2	ServicerID (LID/RID)	X(008)	Yes

3	SponsorID(LID/RID)	X(008)	Yes; Selling Lender ID

4	LoanType	X(002)	Yes; See Table (2)

5	OutstandingPrincipalBalance	9(012).99	Yes

6	LoanNumber	X(019)	Yes; CommonLine Unique ID &

Sequence Number or NSLDS ID?
7	OutstandingInterestBalance	9(012).99	Yes

8	Delinquency Date	9(008)	Yes; CCYYMMDD [Must be 8 digits]

9	Day of Delinquency	9(003)	# of days past the loan’s due date

10	OutstandingGovt InterestBalance	9(012).99	Yes

Exhibit M-19

Exhibit N
FORM OF
TRUST RECEIPT

[DATE]
Reference is made to that certain Funding Note Purchase Agreement, dated as of May 13, 2009, by and among Nelnet Superconduit Funding, LLC, as the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as the Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”).
Pursuant to Section 4(c) of Appendix B of the Funding Note Purchase Agreement, the undersigned being an authorized officer of the Conduit Administrator, does hereby certify on behalf of the Conduit Administrator that it, or a Subcustodian holding physical possession on its behalf in accordance with a Servicing Agreement, is in possession of the applicable Loan Documents relating to the Financed Student Loans set forth on the Schedule of Financed Student Loans as of the date hereof.
Each capitalized term used but not defined herein has the meaning assigned to such term in the Funding Note Purchase Agreement.
[Signature Follows]

Exhibit N- 1

IN WITNESS WHEREOF, the Conduit Administrator has caused this Trust Receipt to be executed by its officer thereunto duly authorized, as of the date first written above.
The Bank of New York Mellon,
as the Conduit Administrator

By:

Name:
Title:

Exhibit N- 2

Exhibit O
FORM OF ANNUAL STATEMENT OF COMPLIANCE
NELNET SUPERCONDUIT FUNDING, LLC
[DATE]
The Bank of New York Mellon. as Conduit Administrator
101 Barclay Street, 4E
New York, NY 10286
BMO Capital Markets Corp. as Manager
115 S. LaSalle St.
Chicago, IL 60603
Attention: Bart Steenbergen
StraightA.funding@bmo.com
Attn: Annual Statement of Compliance — Nelnet Superconduit Funding, LLC
The undersigned, a duly authorized officer of National Education Loan Network, Inc., as SPV Administrator on behalf of Nelnet Superconduit Funding, LLC (the “Funding Note Issuer”) (in such capacity, the SPV Administrator”) under the Funding Note Purchase Agreement, dated as of May 13, 2009, (as amended and supplemented, or otherwise modified and in effect from time to time, the “Funding Note Purchase Agreement”), by and among Straight-A Funding, LLC, as Conduit Lender, the Funding Note Issuer, Zions First National Bank, as Eligible Lender Trustee, The Bank of New York Mellon, as Conduit Administrator, the Securities Intermediary and Conduit Lender Eligible Lender Trustee, the SPV Administrator, Nelnet, Inc., as Sponsor, BMO Capital Markets Corp., as Manager, and National Education Loan Network, Inc., as Master Servicer does hereby certify that:
1.
A review of the activities of the Funding Note Issuer as they relate to the Transaction Documents (as defined in the Funding Note Purchase Agreement), and of the Funding Note Issuer’s performance under the Transaction Documents, for the period from January 1 through December 31 has been made under my supervision.

2.
To the best of my knowledge, based on such review, the Funding Note Issuer has fulfilled all of its obligations in all material respects under the Transaction Documents throughout the period from January 1 through December 31.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on behalf of the Funding Note Issuer as of the day and year first written above.

NELNET SUPERCONDUIT FUNDING, LLC, as Funding Note Issuer

By: NATIONAL EDUCATION LOAN NETWORK, INC., as SPV Administrator

By:

Name:
Title:

Exhibit O-1

Exhibit P
FORM OF NOTICE OF DISPOSITION
To:      NELNET SUPERCONDUIT FUNDING, LLC and ZIONS FIRST NATIONAL BANK
From:    BMO Capital Markets Corp., as Manager on behalf of Straight-A Funding, LLC, as Conduit Lender
Name of Debtor(s): [Include only if debtor(s) are not an addressee]
[For a public disposition.]
We will sell the [describe collateral] [to the highest qualified bidder] in public as follows:

Day and Date:

Place:

You are entitled to an accounting of the unpaid indebtedness secured by the property that we intend to sell [for a charge of $                    ]. You may request an accounting by calling us at [telephone number]
[For a private disposition]
We will sell the [describe collateral] privately sometime after [day and date]
You are entitled to an accounting of the unpaid indebtedness secured by the property that we intend to sell [for a charge of $                    ]. You may request an accounting by calling us at [telephone number]

Exhibt P-1

Exhibit Q
FORM OF
ADVANCE CONFIRMATION
[DATE]
The Bank of New York Mellon, as Conduit Administrator
101 Barclay Street, 4E
New York, New York 10286
Attention: Andrew J. Taylor

BMO Capital Markets Corp., as Manager
115 S. LaSalle St.
Chicago, IL 60603
Attention: Bart Steenbergen
StraightA.funding@bmo.com
Attn: Advance Confirmation — Nelnet Superconduit Funding, LLC
Re: Advance Confirmation
Reference is made to that certain Funding Note Purchase Agreement, dated as of May 13, 2009, by and among Nelnet Superconduit Funding, LLC, as the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”). Each capitalized term used but not defined herein has the meaning assigned to such term in the Funding Note Purchase Agreement.
This irrevocable Advance Confirmation is executed and delivered by the SPV Administrator, on behalf of the Funding Note Issuer, pursuant to Section 1.02 of the Funding Note Purchase Agreement. The SPV Administrator, on behalf of the Funding Note Issuer, hereby confirms that it desires to receive an Advance as follows:

Advance Date[1]
Cut-off Date (if Advance Date is a Grant Date)[2]

Advance Amount[3]	$

Total Funding Note Balance after giving effect to the requested Advance	$

Collateral Value of Student Loans to be pledged on Advance Date (if any)	$

Total Collateral Value of Financed Student Loans after giving effect to the requested Advance	$

Asset Coverage Ratio after Advance	%

Calculation of Reserve Account Specified Balance

Balance on deposit in Reserve Account before requested Advance	$

[1]	The Advance Date will be the Expected Funding Date scheduled by the Manager in accordance with the Funding Allocation Procedures.

[2]	Cut-off Date will be selected by the Funding Note Issuer and will be the date as of which the Principal Balance of Student Loans is determined for purposes of the Loan Transmittal Summary Form.

[3]	The Advance Amount will equal the Allocation Amount for such Advance Date.

Exhibit Q-1

Reserve Account Specified Balance after requested Advance[4]		$

Shortfall of Reserve Account to be deposited to the Reserve Account on the Advance Date		$

The SPV Administrator, on behalf of the Funding Note Issuer, directs the proceeds of such Advance to be distributed as follows:[5]:

A.	Advance Amount	$

B.	Minus required deposit to the Reserve Account (Account Number: [ ])	$(	)

C.	Minus reimbursement of the Transaction Costs relating to such Advance to be deposited to Account Number: [ ][6]	$

D.	Minus Startup Costs Allocation payable to the Startup Cost Account	$(	)

E.	Minus required deposit to the DOE Reserve Account (Account Number: [ ])	$(	)

F.	Minus required deposit to the Excluded Borrower Benefits Account (Account Number: [ ])	$(	)

G.	Net Cash Advance Amount[7]	$

H.	Plus return of cash collateral from the Breakage Account (Account Number: [ ])	$

I.	Total cash to be deposited to Account Number: [ ][8]	$
In connection with the foregoing, the SPV Administrator, on behalf of the Funding Note Issuer, hereby certifies as follows:

1.	The representations and warranties contained in Appendix C of the Funding Note Purchase Agreement will be correct on and as of the Advance Date as though made on and as of the Advance Date, both before and after giving effect to the Advance (or, to the extent such representations and warranties speak as of a specific date, were true and correct on and as of such date).

2.	No event has occurred and is continuing, or would result from the Advance, which constitutes (1) an Event of Default, (2) a Servicer Default, (3) a Potential Event of Default or (4) a “default” under Section 1.03(c) of the Funding Note Purchase Agreement.

3.	There has occurred no event which could reasonably be determined to have a Material Adverse Effect with respect to the Funding Note Issuer.

[4]	Calculation should match the definition of “Reserve Account Specified Balance” in the Reserve and Portfolio Criteria Supplement.

[5]	Complete wire instructions including Account Number, ABA # and Reference should be inserted for each item to be disbursed in relation to the Advance.

[6]	Pursuant to Section 12.08, properly invoiced Transaction Costs to be paid according to the instructions.

[7]	Equals the Sum of items A through F.

[8]	Equals the Sum of items G and H.

Exhibit Q-2

4.	No law or regulation prohibits, and no order, judgment or decree of any Official Body prohibits or enjoins, the making of the Advance in accordance with provisions this Funding Request and the Funding Note Purchase Agreement.

5.	The amount of money equal to any shortfall in the Reserve Account Specified Balance on the Advance Date will be deposited into the Reserve Account on the Advance Date from the proceeds of the Advance.

6.	All covenants and agreements contained in the Transaction Documents, including, without limitation, the delivery of all reports required to be delivered thereunder, have been complied with by the Funding Note Issuer, subject to any applicable grace periods or waivers granted.

7.	After giving effect to the Advance, the Asset Coverage Ratio is greater than or equal to the Minimum Asset Coverage Ratio.

8.	There are no amounts due and payable by any Transaction Party to any Affected Party that are unpaid as of the Advance Date.

9.	The Final Maturity Date will not have occurred as of the Advance Date.

10.	No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, is pending or threatened before any court or governmental agency, seeking to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the transactions contemplated thereby.

11.	The Funding Note Issuer shall either (A) not be a “Ten Percent Obligor” (as defined in Rule 2a-7(c)(4)(ii)(D)(1)(i) promulgated under the Investment Company Act) or (B) qualify as a “Restricted Special Purpose Entity” (as defined in Rule 2a-7(c)(4)(ii)(D)(2) promulgated under the Investment Company Act).

12.	No statute, rule, regulation or order has been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

13.	Each Rating Agency has delivered a rating letter indicating the initial rating of the Funding Notes to be “AAA” or its equivalent and no Rating Agency shall have withdrawn the rating of the Funding Note or lowered the rating of the Funding Note to below “AAA” or its equivalent.

14.	All conditions precedent set forth in Appendix B of the Funding Note Purchase Agreement have been satisfied.

[15.	The Funding Note Issuer has posted cash collateral to the Breakage Account in an amount equal to 0.50% of the Advance Amount indicated on the previous page.][9]
This Advance Confirmation shall be irrevocable and binding on the Funding Note Issuer, and the Funding Note Issuer hereby agrees to indemnify the Conduit Lender against any loss or expense incurred by the Conduit Lender, either directly or indirectly (including pursuant to any applicable Program Support Agreement) as a result of any failure by the Funding Note Issuer to complete this Advance, including any loss or expense incurred by the Conduit Lender, the Manager or the Conduit Administrator, either directly or indirectly (including pursuant to any applicable Program Support Agreement) by reason of the liquidation or reemployment of funds acquired by the Conduit Lender (or the applicable Program Support Providers) (including funds obtained by issuing Securities or obtaining deposits or loans from third parties) in order to fund this Advance.

[9]
Required if the aggregate of the Funding Note Balance and the funding note balances (including capitalized ratable financing costs) of all funding notes issued by Program Funding Note Issuers that are Affiliates of the Funding Note Issuer is less than $5 billion on the date of the Advance Confirmation.

Exhibit Q-3

IN WITNESS WHEREOF, the SPV Administrator, on behalf of the Funding Note Issuer, has caused this Funding Request to be executed by its officer thereunto duly authorized, as of the date first written above.
NATIONAL EDUCATION LOAN NETWORK, INC.,
as the SPV Administrator on behalf of the Funding Note Issuer

By

Name:

Title:

Exhibit Q-4

Exhibit R
FORM OF
SECURITY RELEASE CERTIFICATION 1
[                                        ] [                    ], 20[                  ]
[[Seller]
[                                                            ]
[                                                            ]
[                                                            ]
Attention: [                                                            ]] 2
Nelnet Superconduit Funding, LLC
c/o National Education Loan Network, Inc.
121 South 13th Street
Suite 201
Lincoln NE 68508
Attention: Carol Aversman
Straight-A Funding, LLC
c/o Global Securitization Services, LLC
68 South Service Road, Suite 120
Melville, New York 11747
Attention: Frank Bilotta
The Bank of New York Mellon, as Conduit Administrator
101 Barclay Street, 4E
New York, NY 10286
BMO Capital Markets Corp., as Manager
115 S. LaSalle St.
Chicago, IL 60603
Attention: Bart Steenbergen
StraightA.funding@bmo.com

Re:
[Description of Agreement Creating Lien], dated as of [                                                               ] [                     ], 20[                     ] (as amended or modified from time to time, the “ Existing Financing Agreement”), among [[SELLER] (the “Debtor”)], [LENDER 1] [and [LENDER 2]] ([each] [the] “Existing Secured Party”), [[AGENT] (the “Agent”)] and [OTHER PARTIES]

Ladies and Gentlemen:
Reference is made to the Existing Financing Agreement referred to above. [The] [Each] Existing Secured Party understands that on [                                                            ] [                     ], 20[                    ] (the “Payoff Date”) the Debtor will cause $                                         (the “Payoff Amount”) to be paid to the [Agent on behalf of the Existing Secured Part[y] [ies]] [Existing Secured Part[y] [ies].
Subject to the conditions set forth herein and upon the receipt by [the Agent] the Existing Secured Part[y] [ies] by [4:00 p.m.], New York City time, on the Payoff Date, of the Payoff Amount, in immediately available funds, [the] [each] Existing Secured Party agrees that the release of any security interest or lien granted to the Existing Secured Part[y] [ies] with respect to each student loan and related collateral subject to the Release in Annex A hereto shall be automatically effective.

[1]	Form contemplates that a payment will be made to the Secured Party on the Grant Date. If no such payment will be made, only the release in Annex A to this Exhibit R should be executed.

[2]	Omit Seller as an addressee of Security Release Certification if such Security Release Certification relates to an Eligible Direct Issuer.

Exhibit R-1

As a condition to such release, the following amount[s] ([collectively,] the “Payoff Amount”) [are] [is] required to be paid in immediately available funds in accordance with the wire instructions set forth below:
[Insert amount[s] to be paid.]
[The] [Each] Existing Secured Party hereby instruct the Debtor to pay or cause to be paid the Payoff Amount by wire transfer to the following account[s] in accordance with the following wire transfer instructions:
Account Number [                                                            ] — $[                                                             ]3

Bank:	[ ]
ABA#:	[ ]
Account #:	[ ]
Your signature below shall evidence your agreement with the foregoing.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[3]	Insert additional accounts as necessary.

Exhibit R-2

Very truly yours,

[ ],
as Existing Secured Party[4]

By:

By:

Name:

Title:

Accepted and Agreed to:

[ ], as the Debtor

By:

Name:

Title:

NELNET SUPERCONDUIT FUNDING, LLC, as Funding Note Issuer

By:

Name:

	Title:	[5]

STRAIGHT-A FUNDING, LLC, as Conduit Lender
By: BMO Capital Markets Corp., not in its individual capacity but solely in its capacity as Manager

By:

Name:

Title:

[4]	Add additional signature blocks for multiple Secured Parties.

[5]	Omit if Funding Note Issuer is the Debtor.

Exhibit R-3

ANNEX A
RELEASE
[                                          ] [                     ], 20[    ]
[[Seller]
[                                                            ]
[                                                            ]
[                                                            ]
Attention: [                                                               ]]6
Nelnet Superconduit Funding, LLC
c/o National Education Loan Network, Inc.
121 South 13th Street
Suite 201
Lincoln NE 68508
Attention: Carol Aversman
Straight-A Funding, LLC
c/o Global Securitization Services, LLC
68 South Service Road, Suite 120
Melville, New York 11747
Attention: Frank Bilotta
The Bank of New York Mellon, as Conduit Administrator
101 Barclay Street, 4E
New York, NY 10286
BMO Capital Markets Corp., as Manager
115 S. LaSalle St.
Chicago, IL 60603
Attention: Bart Steenbergen
StraightA.funding@bmo.com
[Reference is hereby made to the Security Release Certification, dated as [                                        ], 20[                     ], between [[Seller], as Debtor,] [Funding Note Issuer], as [Funding Note Issuer] [Debtor], Straight-A Funding, LLC, as Conduit Lender and [                                        ], as Existing Secured Party (the “Security Release Certification”). All terms used but not defined herein shall have the meaning assigned in the Security Release Certification.] On the [Payoff Date] [the date hereof] [[the] [each] Existing Secured Party] [                                        ], as existing secured party (the “Existing Secured Party”)] hereby release[s] all right, title and interest in and to the following (collectively, the “Released Property”):
(1) the student loans owned by [SELLER] [FUNDING NOTE ISSUER] (the “Debtor”) and listed on Schedule 1 (the “Loans”);
(2) all amounts received with respect to principal and interest and other proceeds, payments and reimbursements with respect to any Loan after the [Cut-off Date] [date hereof];
(3) with respect to any Loan, the related student loan file, all guaranties and other rights and security relating thereto including, without limitation, the insurance interest of the holder of such Loan under the Federal Family Education Loan Program, Interest Subsidy Payments, Special Allowance Payments and all related assets and documentation (the “Related Security”);
(4) all documents, books, records, promissory notes and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Loans or otherwise in respect of the Related Security;

[6]	Omit Seller as an addressee of the Release if such Release relates to an Eligible Direct Issuer.

Exhibit R-4

(5) all supporting obligations, liens securing any of the foregoing, money and claims and other rights under insurance policies relating to any of the foregoing;
(6) all accounts, general intangibles, payment intangibles, instruments, investment property, documents, chattel paper, goods, moneys, letters of credit, letter of credit rights, certificates of deposit, deposit accounts and all other property and interests in property of the Debtor, whether tangible or intangible to the extent relating to the Loans or Related Security; and
(7) all proceeds of such Loans, Related Security and the foregoing clauses (1) through (6).
[[The] [Each] Existing Secured Party hereby authorizes the Debtor, or any designee of the Debtor, to file any amendment or partial release to any financing statement naming Debtor as debtor and [the] [any] Existing Secured Party as secured party filed with respect to the Released Property.]7

[7]
Use this paragraph only if the financing statements evidencing the security interest in favor of the Existing Secured Part[y] [ies] list particular loans or refer to all loans or all assets of the Debtor.

Exhibit R-5

Very truly yours, [ ], as Existing Secured Party[8]

By:

By:

Name:
Title:

Accepted and Agreed to:

[ ], as the Debtor

By:

Name:

Title:

NELNET SUPERCONDUIT FUNDING, LLC, as Funding Note Issuer

By:

Name:

Title:	[9]

STRAIGHT-A FUNDING, LLC, as Conduit Lender

By: BMO Capital Markets Corp., not in its individual capacity but solely in its capacity as Manager

By:

Name:

Title:

[8]	Add additional signature blocks for multiple Secured Parties.

[9]	Omit if Funding Note Issuer is the Debtor.

Exhibit R-6

SCHEDULE 1
IDENTIFICATION OF LOANS

Exhibit R-7

Exhibit S
FORM OF
LOAN DESIGNATION NOTICE

[DATE]
The Bank of New York Mellon, as Conduit Administrator
101 Barclay Street, 4E
New York, New York 10286
Attention: Andrew J. Taylor
United States Department of Education
400 Maryland Avenue, SW
UCP, Room 111G3
Washington, DC 20202-5402
Attention: FFEL Agreement Process Team
Email: FFEL.agreementprocess@ed.gov
Re:      Designation of Financed Student Loans
Reference is made to (i) that certain Funding Note Purchase Agreement, dated as of May 13, 2009, by and among Nelnet Superconduit Funding, LLC, as the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”) and (ii) the Reserve and Portfolio Criteria Supplement No. [                    ] to Funding Note Purchase Agreement, dated as of [                                        ], 20[                    ], by the Funding Note Issuer as acknowledged by the Conduit Administrator (the “Supplement. Each capitalized term used but not defined herein has the meaning assigned to such term in the Funding Note Purchase Agreement.
This Loan Designation Notice is executed and delivered by the Funding Note Issuer, pursuant to the Funding Note Purchase Agreement.
Each of the Student Loans listed on the Loan Transmittal Summary Form attached hereto as Annex I shall be a Financed Student Loan from and after the Grant Date. For purposes of this Loan Designation Notice:
Cut-off Date 1
Grant Date
Do Student Loans Granted satisfy the Portfolio Criteria?2            [YES] [NO] 3
In connection with the foregoing, the SPV Administrator, on behalf of the Funding Note Issuer, hereby certifies as follows:
1.
The Collateral Value of the Student Loans Granted to the Conduit Lender on the Grant Date is $                                        , and the Asset Coverage Ratio after giving effect to such Grant and, if applicable, any Advance to be made on such Grant Date is  _____%.

[1]	Cut-off Date will be selected by the Funding Note Issuer and will be the date as of which the Principal Balance of Student Loans are determined for purposes of the Loan Transmittal Summary Form.

[2]	Each Portfolio Criteria listed in the Supplement should be listed and confirmed in rows below.

[3]
If “Yes” is selected, a detailed schedule shall be attached, together with supporting data, confirming compliance with each requirement of the Pool Criteria. If “No” is selected, each Rating Agency shall have confirmed in writing to the Manager that the Grant of Student Loans listed on the Loan Transmittal Summary Form would not cause such Rating Agency to withdraw the rating of the Funding Note or lower the rating of the Funding Note to below “AAA” or its equivalent.

Exhibit S-1

2.
The representations and warranties contained in Appendix C of the Funding Note Purchase Agreement will be correct on and as of the Grant Date as though made on and as of the Grant Date, after giving effect to the designation of Financed Student Loans pursuant to this Loan Designation Notice (or, to the extent such representations and warranties speak as of a specific date, were true and correct on and as of such date).

3.
No event has occurred and is continuing, or would result from any Grant of Financed Student Loans on such date, which constitutes (1) an Event of Default, (2) a Servicer Default, (3) a Potential Event of Default or (4) a “default” under Section 1.03(c) of the Funding Note Purchase Agreement;.

4.	There has occurred no event which could reasonably be determined to have a Material Adverse Effect with respect to the Funding Note Issuer.
5.	No law or regulation shall prohibit, and no order, judgment or decree of any Official Body shall prohibit or enjoin, the making of such Grant in accordance with the provisions hereof.
6.
All covenants and agreements contained in the Transaction Documents, including the delivery of all reports required to be delivered thereunder, shall have been complied with by the Funding Note Issuer, subject to any applicable grace periods or waivers granted.

7.	There are no amounts then due and payable by any Transaction Party to any Affected Party that remain unpaid as of such Grant Date.
8.
The Funding Note Issuer shall either (A) not be a “Ten Percent Obligor” (as defined in Rule 2a-7(c)(4)(ii)(D)(1)(i) promulgated under the Investment Company Act) or (B) qualify as a “Restricted Special Purpose Entity” (as defined in Rule 2a-7(c)(4)(ii)(D)(2) promulgated under the Investment Company Act).

9.	The related Subcustodian is in possession of the Loan Documents with respect to each Proposed Loan and the Conduit Administrator has delivered a Trust Receipt with respect thereto.

10.	The Funding Note Issuer has delivered a Loan Data Schedule attached hereto to the Department no later the third Business Day prior to the Grant Date.

11.
[The amount of Excluded Borrower Benefits relating to the Proposed Loans is $                                         and such amount has been deposited to the Excluded Borrower Benefit Account.] [There are no Excluded Borrower Benefits relating to the Proposed Loans.]

12.	All conditions to the Grant of such Proposed Loans have been satisfied.
IN WITNESS WHEREOF, the Funding Note Issuer, has caused this Loan Designation Notice to be executed by its officer thereunto duly authorized, as of the date first written above.
NELNET SUPERCONDUIT FUNDING, LLC
as the Funding Note Issuer

By

Name:

Title:

Exhibit S-2

Annex I
LOAN TRANSMITTAL SUMMARY FORM
Loan Transmittal File Pipe delimited file

1	SSN	9(009)	Yes
2	LastName	X(035)	Yes
3	FirstName	X(020)	Yes
4	LoanNumber[1]	X(019)	Yes
5	Principal Balance	9(012).99	Yes
6	LoanType
7	First Disbursement Date	—

8	Final Disbursement Date	—

9	Loan Period Begin Date	—
10	Loan Period End Date	—
11	Loan Status Code
12	Seller or Eligible Direct Issuer LID
13	Original Lender LID
14	Guarantor	9(003)	Yes
15	Servicer	X(008)	Yes
16	School Type	X(009)	Four Year, Two Year, Proprietary/Vocational, Other; See table below.
Notice information for Servicers:
[NAME]
[ADDRESS]
[ATTENTION]
[TELEPHONE]
[FAX]
[E-MAIL]
[REPEAT AS NECESSARY]

[1]
Loan Number shall be a unique identifying number for each Student Loan. Such number must also be included in the information given to the accountants and the Conduit Administrator for any sample pool of Student Loans in connection with any Agreed Upon Procedures Letter.

Exhibit S-3

Exhibit T
FORM OF
REVOCATION NOTICE
[DATE]
The Bank of New York Mellon, as Conduit Administrator
101 Barclay Street, 4E
New York, New York 10286
Attention: Andrew J. Taylor
BMO Capital Markets Corp., as Manager
115 S. LaSalle St.
Chicago, IL 60603
Attention: Bart Steenbergen
StraightA.funding@bmo.com
Attn: Revocation Notice— Nelnet Superconduit Funding, LLC
Re:       Notice to Revoke a Funding Request
Reference is made to that certain Funding Note Purchase Agreement, dated as of May 13, 2009, by and among Nelnet Superconduit Funding, LLC, as the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as the Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”). Each capitalized term used but not defined herein has the meaning assigned to such term in the Funding Note Purchase Agreement.
This Revocation Notice is executed and delivered by the SPV Administrator, on behalf of the Funding Note Issuer, and hereby provides notice and confirms that the Funding Request dated as of [                                          ], 20[                     ] in an amount of $[                                          ] and any Advances requested thereunder are revoked effective as of the date hereof.
[Signature Follows]

Exhibit T-1

IN WITNESS WHEREOF, the SPV Administrator, on behalf of the Funding Note Issuer, has caused this Revocation Notice to be executed by its officer thereunto duly authorized, as of the date first written above.
NATIONAL EDUCATION LOAN NETWORK, INC.,
as the SPV Administrator on behalf of the Funding Note Issuer

By:

Name:

Title:

Exhibit T-2

Exhibit U
FORM OF
EXPECTED FUNDING NOTICE
[DATE]
The Bank of New York Mellon, as Conduit Administrator
101 Barclay Street, 4E
New York, New York 10286
Attention: Andrew J. Taylor
Nelnet Superconduit Funding, LLC
c/o National Education Loan Network, Inc.
121 South 13th Street
Suite 201
Lincoln NE 68508
Attention: Carol Aversman
National Education Loan Network, Inc., as SPV Administrator
121 South 13th Street
Suite 201
Lincoln NE 68508
Attention: Carol Aversman
Re:       Expected Funding Notice
Reference is made to that certain Funding Note Purchase Agreement, dated as of May 13, 2009, by and among Nelnet Superconduit Funding, LLC, as the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”). Each capitalized term used but not defined herein has the meaning assigned to such term in the Funding Note Purchase Agreement.
This Expected Funding Notice is executed and delivered by the Manager pursuant to Section 1.02 of the Funding Note Purchase Agreement. The Manager hereby delivers notice that (i) [                                                            ], 20[                    ] has been scheduled as an Expected Funding Date and (ii) on such Expected Funding Date, the Conduit Lender estimates that the [initial funding][increase in the amount of funding] will be $[                                                            ]. However, such date may be rescheduled or canceled by the Manager, in its sole discretion, in accordance with the Funding Allocation Procedures.
[Signature Follows]

Exhibit U-1

IN WITNESS WHEREOF, the Manager has caused this Expected Funding Notice to be executed by its officer thereunto duly authorized, as of the date first written above.
BMO Capital Markets Corp.,
as the Manager

By:

Name:

Title:

Exhibit U-2

Exhibit V
FORM OF
LOAN DATA SCHEDULE
[DATE]
Seller:
Academic Year for Threshold Test (if applicable):
Threshold Test by Servicer or Relevant Loan Portfolio:
Servicers:
Eligible Lender Trustee:
Relevant Loan Portfolio Determination Date:
Final Selected Loan Portfolio Determination Date:
Relevant Loan Portfolio Schedule Matrix

Academic Year		Total Portfolio				2008/2009				2007/2008				2006/2007
				Percentage	Percentage			Percentage	Percentage			Percentage	Percentage			Percentage	Percentage
				By Relevant	By Relevant			By Relevant	By Relevant			By Relevant	By Relevant			By Relevant	By Relevant
				Loan	Loan			Loan	Loan			Loan	Loan			Loan	Loan
		Loan	Dollar	Portfolio	Portfolio		Dollar	Portfolio	Portfolio		Dollar	Portfolio	Portfolio		Dollar	Portfolio	Portfolio
Criteria	Sub-Criteria	Count	Balance	- Balance	- Loan Count	Loan Count	Balance	- Balance	- Loan Count	Loan Count	Balance	- Balance	- Loan Count	Loan Count	Balance	- Balance	- Loan Count
Average Loan Principal Balance		0	0	0.00%	0.00%
School Type		0	0	0.00%	0.00%
	4-Year Institution	0	0	0.00%	0.00%
	2-Year Institution	0	0	0.00%	0.00%
	Proprietary/Vocational Institution	0	0	0.00%	0.00%
	Other	0	0	0.00%	0.00%
Payment Type		0	0	0.00%	0.00%
	In-school	0	0	0.00%	0.00%
	Grace	0	0	0.00%	0.00%
	Deferment	0	0	0.00%	0.00%
	Forbearance	0	0	0.00%	0.00%
	Repayment	0	0	0.00%	0.00%
Loan Type		0	0	0.00%	0.00%
	Plus	0	0	0.00%	0.00%
	Stafford — Subsidized	0	0	0.00%	0.00%
	Stafford — Unsubsidized	0	0	0.00%	0.00%

Total		0	0	0.00%	0.00%	0	0	0.00%	0.00%	0	0	0.00%	0.00%	0	0	0.00%	0.00%

Exhibit V-1

Academic Year		2005/2006				2004/2005				2003/2004
				Percentage	Percentage			Percentage	Percentage			Percentage	Percentage
				By Relevant	By Relevant			By Relevant	By Relevant			By Relevant	By Relevant
				Loan	Loan			Loan	Loan			Loan	Loan
		Loan	Dollar	Portfolio	Portfolio		Dollar	Portfolio	Portfolio		Dollar	Portfolio	Portfolio
Criteria	Sub-Criteria	Count	- Balance	- Balance	Loan Count	Loan Count	- Balance	- Balance	- Loan Count	Loan Count	Balance	- Balance	- Loan Count
Average Loan Principal Balance
School Type
4-Year Institution
2-Year Institution
Proprietary/Vocational Institution
Other
Payment Type
In-school
Grace
Deferment
Forbearance
Repayment
Loan Type
Plus
Stafford — Subsidized
Stafford — Unsubsidized

Total		0	0	0.00%	0.00%	0	0	0.00%	0.00%	0	0	0.00%	0.00%

Exhibit V-2

Final Selected Loan Portfolio Schedule Matrix

Academic Year		Total Portfolio				2008/2009				2007/2008				2006/2007
				Percentage	Percentage			Percentage	Percentage			Percentage	Percentage			Percentage	Percentage
				By Relevant	By Relevant			By Relevant	By Relevant			By Relevant	By Relevant			By Relevant	By Relevant
				Loan	Loan			Loan	Loan			Loan	Loan			Loan	Loan
		Loan	Dollar	Portfolio	Portfolio		Dollar	Portfolio	Portfolio		Dollar	Portfolio	Portfolio		Dollar	Portfolio	Portfolio
Criteria	Sub-Criteria	Count	Balance	- Balance	- Loan Count	Loan Count	Balance	- Balance	- Loan Count	Loan Count	Balance	- Balance	- Loan Count	Loan Count	Balance	- Balance	- Loan Count
Average Loan Principal Balance 0			0	0.00%	0.00%
School Type		0	0	0.00%	0.00%
	4-Year Institution	0	0	0.00%	0.00%
	2-Year Institution	0	0	0.00%	0.00%
	Proprietary/Vocational Institution	0	0	0.00%	0.00%
	Other	0	0	0.00%	0.00%
Payment Type		0	0	0.00%	0.00%
	In-school	0	0	0.00%	0.00%
	Grace	0	0	0.00%	0.00%
	Deferment	0	0	0.00%	0.00%
	Forbearance	0	0	0.00%	0.00%
	Repayment	0	0	0.00%	0.00%
Loan Type		0	0	0.00%	0.00%
	Plus	0	0	0.00%	0.00%
	Stafford — Subsidized	0	0	0.00%	0.00%
	Stafford — Unsubsidized	0	0	0.00%	0.00%

Total		0	0	0.00%	0.00%	0	0	0.00%	0.00%	0	0	0.00%	0.00%	0	0	0.00%	0.00%

Academic Year		2005/2006				2004/2005				2003/2004
				Percentage	Percentage			Percentage	Percentage			Percentage	Percentage
				By Relevant	By Relevant			By Relevant	By Relevant			By Relevant	By Relevant
				Loan	Loan			Loan	Loan			Loan	Loan
			Dollar	Portfolio	Portfolio		Dollar	Portfolio	Portfolio		Dollar	Portfolio	Portfolio
Criteria	Sub-Criteria	Loan Count	Balance	- Balance	- Loan Count	Loan Count	alance	- Balance	- Loan Count	Loan Count	Balance	- Balance	- Loan Count
Average Loan Principal Balance
School Type
4-Year Institution
2-Year Institution
Proprietary/Vocational Institution
Other
Payment Type
In-school
Grace
Deferment
Forbearance
Repayment
Loan Type
Plus
Stafford — Subsidized
Stafford — Unsubsidized

Total		0	0	0.00%	0.00%	0	0	0.00%	0.00%	0	0	0.00%	0.00%

Exhibit V-3

Exhibit W
FORM OF
NOTICE OF REQUIRED PAYMENT ADVANCE

[DATE]
BMO Capital Markets Corp., as Manager
115 S. LaSalle St.
Chicago, IL 60603
StraightA.funding@bmo.com
Attn: Notice of Required Payment Advance
Nelnet Superconduit Funding, LLC
c/o National Education Loan Network, Inc.
121 South 13th Street
Suite 201
Lincoln NE 68508
Attention: Carol Aversman
Re:       Notice of Required Payment Advance
Reference is made to that certain Funding Note Purchase Agreement, dated as of May 13, 2009, by and among Nelnet Superconduit Funding, LLC, as the Funding Note Issuer, National Education Loan Network, Inc., as the SPV Administrator, Zions First National Bank, as the Eligible Lender Trustee, Straight-A Funding, LLC, as the Conduit Lender, The Bank of New York Mellon, as the Conduit Administrator, Securities Intermediary and Conduit Lender Eligible Lender Trustee, BMO Capital Markets Corp., as the Manager, Nelnet, Inc., as the Sponsor, and National Education Loan Network, Inc., as Master Servicer (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”). Each capitalized term used but not defined herein has the meaning assigned to such term in the Funding Note Purchase Agreement.
This Notice of Required Payment Advance is executed and delivered by the Conduit Administrator pursuant to Section 1.02(f) of the Funding Note Purchase Agreement. The Conduit Administrator hereby notifies the Manager and the Funding Note Issuer that, as of the date hereof, the Funding Note Issuer shall be deemed to have requested an Advance as follows:

Advance Amount
(i) Amounts due to the Department which have not been paid	$
(ii) Plus required deposit to the Reserve Account (Account Number: [ ])	$
Calculation of Reserve Account Specified Balance
Balance on deposit in Reserve Account before requested Advance	$
Reserve Account Specified Balance after requested Advance[1]	$
Shortfall of Reserve Account to be deposited to the Reserve Account on the Advance Date	$

[1]	Calculation should match the definition of “Reserve Account Specified Balance” in the Reserve and Portfolio Criteria Supplement.

(iii) Plus amount of any Obligation payable pursuant to Section 1.05(c)(v) — (viii) of the Funding Note Purchase Agreement that has remained unpaid for three consecutive Settlement Dates and an amount sufficient to pay all other amounts payable pursuant to clause (v), (vi), (vii) or (viii) of Section 1.05(c) that would be paid in priority to such Obligation [include list of amounts to be paid pursuant to Section 1.05(c) and applicable Funding Note Issuer Collection Account number]
$
(iv) Plus Startup Costs Allocation payable to the Startup Cost Account[2]	$
Equals Required Payment Advance Amount[3]	$
[Signature Follows]

[2]	Startup Costs Allocation shall equal the Required Payment Advance Amount minus the sum of items (i) through (iii).

[3]	Required Payment Advance Amount shall equal the quotient of (a) the sum of items (i) through (iii) divided by (b) .96.

IN WITNESS WHEREOF, the Conduit Administrator has caused this Notice of Required Payment Advance to be executed by its officer thereunto duly authorized, as of the date first written above.
The Bank of New York Mellon,
as the Conduit Administrator

By:

Name:

Title:

Exhibit X
FORM OF
RESERVE AND PORTFOLIO CRITERIA SUPPLEMENT
RESERVE AND PORTFOLIO CRITERIA SUPPLEMENT NO. [___] TO FUNDING NOTE PURCHASE AGREEMENT
THIS RESERVE AND PORTFOLIO CRITERIA SUPPLEMENT NO. [                    ] TO FUNDING NOTE PURCHASE AGREEMENT, dated as of [                                        ], 20[                    ] (this “Supplement”), is by Nelnet Superconduit Funding, LLC, a Delaware limited liability company, as funding note issuer (the “Funding Note Issuer”), and The Bank of New York Mellon, a New York banking corporation, as conduit administrator (the “Conduit Administrator”).
BACKGROUND
WHEREAS, reference is made to the Funding Note Purchase Agreement, dated as of May 13, 2009 (as amended and supplemented, or otherwise modified and in effect from time to time, the “Funding Note Purchase Agreement”), by and among Straight-A Funding, LLC, as Conduit Lender, the Funding Note Issuer, Zions First National Bank, as Eligible Lender Trustee, The Bank of New York Mellon, as Conduit Administrator, Securities Intermediary and Conduit Lender Eligible Lender Trustee, National Education Loan Network, Inc., as SPV Administrator, Nelnet, Inc., as Sponsor, BMO Capital Markets Corp., as Manager, and National Education Loan Network, Inc., as Master Servicer; and
WHEREAS, the parties hereto desire to supplement the Funding Note Purchase Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
I. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Funding Note Purchase Agreement.
II. Supplements to Funding Note Purchase Agreement.
A. The “Reserve Account Specified Balance” shall mean [the lesser of (a) an amount equal to [] percent ([ ]%) of the aggregate Principal Balance of the Financed Student Loans as of the end of the most recent Settlement Period, less [ ] percent ([ ])% of the aggregate Principal Balance of the Financed Student Loans released from the security interest of the Conduit Lender after the end of the most recent Settlement Period, plus, in the case of any determination to be made on an Advance Date, [] percent ([ ]%) of the aggregate Principal Balance of Student Loans pledged by the Funding Note Issuer on such Advance Date determined as of the applicable Cut-off Date and (b) [ ] percent ([ ])% of the sum, with respect to all Grant Dates occurring on or prior to such date of determination, of the aggregate Principal Balance of the Student Loans pledged by the Funding Note Issuer on each such Grant Date determined in each case as of the applicable Cut-off Date (excluding for purposes of clause (b) any Student Loan released from the security interest of the Conduit Lender)].80
B. The “Portfolio Criteria” means the criteria specified on Schedule I attached hereto.
III. Representations and Warranties. The Funding Note Issuer represents and warrants to the Conduit Administrator as follows:
A. Due Authorization, Non Contravention, etc. The execution, delivery and performance by such party of this Supplement are within its powers, have been duly authorized by all necessary action, and do not (i) contravene its organizational documents or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting it.
B. Validity, etc. This Supplement constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.

[80]	Insert additional text as necessary to specify Reserve Account mechanics as required by the Rating Agencies.

Exhibit X-1

IV. Binding Effect; Ratification.
A. This Supplement shall become effective as of the date first set forth above when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.
B. The Funding Note Purchase Agreement, as supplemented hereby, remains in full force and effect. Any reference to the Funding Note Purchase Agreement from and after the date hereof shall be deemed to refer to the Funding Note Purchase Agreement as supplemented hereby, unless otherwise expressly stated.
V. Miscellaneous.
A. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
B. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS PARAGRAPH B SHALL AFFECT THE RIGHT OF THE CONDUIT LENDER OR ANY AFFECTED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE FUNDING NOTE ISSUER [,THE SPV ADMINISTRATOR], THE MASTER SERVICER OR THE SPONSOR OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.
C. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS SUPPLEMENT OR THE OTHER TRANSACTION DOCUMENTS.
D. Headings used herein are for convenience of reference only and shall not affect the meaning of this Supplement or any provision hereof.
E. This Supplement may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Executed counterparts of this Supplement may be delivered electronically.

Exhibit X-2

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the date first above written.

THE FUNDING NOTE ISSUER:

NELNET SUPERCONDUIT FUNDING, LLC

By:

Name:

Title:

AS ACKNOWLEDGED AND AGREED BY:

CONDUIT ADMINISTRATOR:

THE BANK OF NEW YORK MELLON

By:

Name:
Title:

Exhibit X-3

SCHEDULE I
PORTFOLIO CRITERIA
[To be determined by the Rating Agencies]

Exhibit X-4